                       Securities Act File No. 33-25355
               Investment Company Act of 1940 File No. 811-5683

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     POST-EFFECTIVE AMENDMENT NO. 59                                  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     AMENDMENT NO. 61                                                 [X]

                                UAM FUNDS, INC.
              (Exact Name of Registrant as specified in Charter)

                           One Freedom Valley Drive
                                Oaks, PA 19456
                   (Address of Principal Executive Offices)
                                 610-676-1000
             (Registrant's Telephone Number, Including Area Code)

                    Linda T. Gibson, Senior Vice President
                         Old Mutual (US) Holdings Inc.
                     One International Place - 45/th/ Floor
                               Boston, MA 02110
                                 617-330-1100
                    (Name and Address of Agent for Service)

                                   COPY TO:
                            Audrey C. Talley, Esq.
                          Drinker Biddle & Reath LLP
                               One Logan Square
                           18/th/ and Cherry Streets
                          Philadelphia, PA 19103-6996

   (Approximate Date of Proposed Public Offering):  Effective Date of Filing

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

               [X] Immediately upon filing pursuant to Paragraph (b)
               [_] on (date) pursuant to Paragraph (b)
               [_] 60 days after filing pursuant to paragraph (a) (1)
               [_] on [date] pursuant to paragraph (a) (1)
               [_] 75 days after filing pursuant to Paragraph (a) (2)
               [_] on (date) pursuant to Paragraph (a) (2) of Rule 485.

                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

               [_] This post - effective amendment designates a new effective date for a previously filed post - effective amendment.

                                    PART A
                                UAM FUNDS, INC.


The following prospectuses are included in this Post-Effective Amendment No. 59:

     .    Acadian Emerging Markets Portfolio Institutional Class Shares.
     .    The Dwight Portfolios Institutional Class Shares.
     .    FMA Small Company Portfolio Institutional Class Shares.
     .    ICM Small Company Portfolio Institutional Class Shares.
     .    Independence Small Cap Fund Institutional Class Shares.
     .    The McKee Portfolios Institutional Class Shares.
     .    The Rice, Hall, James Portfolios Institutional Class Shares.
     .    The Sirach Portfolios Institutional Class Shares.
     .    The TS&W Portfolios Institutional Class Shares.

                            UAM Funds
                            Funds for the Informed Investor/sm/

Acadian Emerging Markets Portfolio

Institutional Class Shares Prospectus                     February 28, 2002






[LOGO] UAM

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table of Contents



Fund Summary................................................................   1

 What is the Fund's Objective?..............................................   1
 What are the Fund's Principal Investment Strategies?.......................   1
 What are the Fund's Principal Risks?.......................................   2
 How has the Fund Performed?................................................   3
 What are the Fund's Fees and Expenses?.....................................   4

Investing with the UAM Funds................................................   6
 Buying Shares..............................................................   6
 Redeeming Shares...........................................................   8
 Exchanging Shares..........................................................   9
 Transaction Policies.......................................................  10
 Account Policies...........................................................  11

Additional Information About the Fund.......................................  14
 Other Investment Practices and Strategies..................................  14
 Investment Management......................................................  15
 Shareholder Servicing Arrangements.........................................  16

Financial Highlights........................................................  17

 Fund Summary


WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks long-term capital appreciation by investing primarily in common stocks of emerging country issuers. The fund may change its invest-ment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The fund will invest primarily in common stocks, but also may invest in other types of equity securities, including preferred stock. Normally, the fund invests at least 80% its total assets in equity securities of issuers that:


  .   Have their principal securities trading market in an emerging country.

  . Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries.

  . Are organized under the laws of, and have a principal office in, an emerging country.

  An "emerging country" is any country that the adviser believes the Inter-national Bank for Reconstruction and Development (World Bank) and the In-ternational Finance Corporation would consider to be an emerging or devel-oping country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are over 130 countries that the in-ternational financial community generally considers to be emerging or de-veloping countries, approximately 40 of which currently have stock mar-kets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund will focus its investments on those emerging market countries that it believes have developing economies and where the markets are becoming more sophisticated, including some or all of the following:



   Argentina           Egypt             Jamaica          Nigeria              Sri Lanka
   Botswana            Greece            Jordan           Pakistan             Taiwan
   Brazil              Hungary           Kenya            Peru                 Thailand
   Chile               India             Korea            Philippines          Turkey
   China               Indonesia         Malaysia         Poland               Venezuela
   Colombia            Israel            Mexico           South Africa         Zimbabwe
   Czech Republic

  As markets in other countries develop, the fund expects to expand and fur-ther diversify the emerging countries in which it invests. The fund may also invest in securities of issuers located in industrialized countries.

  Foreign securities include securities of companies located outside the United States, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. ADRs are certifi-cates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally traded on an established market, such as the United States. EDRs are similar to ADRs, except that European Banks or Trust Companies typically issue them.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.


  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.


  When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. For-eign investments, especially investments in emerging markets, can be risk-ier and more volatile than investments in the United States. Adverse po-litical and economic developments or changes in the value of foreign cur-rency can make it more difficult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign compa-nies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, mar-kets that are less liquid and economies that are less developed.

  Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.

  Diversifying a mutual fund's investment can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Since the fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, being non-di-versified may cause the value of its shares to be more sensitive to changes in the market value of a single issuer, relative to diversified mutual funds.


HOW HAS THE FUND PERFORMED?


--------------------------------------------------------------------------------

Calendar Year Returns

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.



                                    [CHART]

  1994      1995      1996      1997      1998      1999      2000      2001
  ----      ----      ----      ----      ----      ----      ----      ----

-2.67%    -10.31%    12.05%   -15.91%   -21.40%    62.44%   -30.39%     9.01%


During the periods shown in the chart for the fund, the highest return for a quarter was 27.79% (quarter ending 12/31/99) and the lowest return for a quarter was -24.28% (quarter ending 12/31/97).

Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                                  Since
                                                 1 Year 5 Years inception*
  ------------------------------------------------------------------------
   Average Annual Return Before Taxes            9.01%  -4.02%    0.23%
   Average Annual Return After Taxes on
    Distributions                                9.53%  -4.16%    0.07%
   Average Annual Return After Taxes on
    Distributions and Sale of Fund Shares        6.03%  -2.95%    0.31%
   IFC Investable Composite Index# (reflects no
    deduction for fees, expenses or taxes)       1.34%  -5.26%    0.61%


  *  Beginning of operations. Index comparisons began on 6/30/93.
  # IFC Investable Composite Index is an unmanaged index comprised of companies in emerging markets that are legally and practically accessible to foreign investors.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the section on "Transaction Policies."


                                    Acadian Emerging
                                    Markets Portfolio
  ---------------------------------------------------
   Shareholder Transaction Fees
  ---------------------------------------------------
   Redemption Fee (as a percentage
    of amount redeemed)                   1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.



   Management Fee                          1.00%
  ----------------------------------------------
   Other Expenses*                         1.43%
  ----------------------------------------------
   Total Annual Fund Operating Expenses**  2.43%


  * "Other Expenses" presented in the table above include amounts related to any expense offset arrangement the fund may have that woud reduce its custodian fee based on the amount of cash the fund maintains with its custodian.


  **The "Other Expenses" presented above have been restated to reflect the fund's current custody expenses. This increase in "Other Expenses" has caused the "Total Annual Fund Operating Expenses" presented above to be higher than the "Ratio of Expenses to Average Net Assets" presented in the fund's financial highlights.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your ac-tual costs may be higher or lower, based on these assumptions your costs would be:



   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
    $223                  $688                             $1,180                             $2,534

 Investing with the UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.


  Regular Mail Address

  UAM Funds

  PO Box 219081

  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.


By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


Minimum Investments

  You can open an account with the fund with a minimum initial investment of $100,000. You can buy additional shares for as little as $1,000.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

   Trading
   Symbol                             CUSIP                                                 Fund Code
  ---------------------------------------------------------------------------------------------------
   AEMGX                            902555200                                                  627

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:


  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.



By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). If shares of the fund have been held at least ninety days, the fund will not deduct a redemption fee on exchanged shares.


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;


  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.


  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.


Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Redemption Fee

  The fund will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than ninety days. In determining how long shares of the fund have been held, the UAM Funds assume that shares held by the investor the longest period of time will be sold first.

  The fund will retain the fee for the benefit of the remaining sharehold-ers. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemp-tion fee to discourage market timing by those shareholders initiating re-demptions to take advantage of short-term market movements.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income and its net capi-tal gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.


Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an in-dividual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should al-ways consult your tax advisor for specific guidance regarding the tax ef-fect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distribu-tions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend."


  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares. Additionally, any loss realized on sale, exchange or redemption of shares of the fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be re-flected in an adjustment to the basis of the shares acquired.


  Backup Withholding By law, the fund must withhold a percentage of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return pay-ments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient." For 2002-2003, the percentage required to be withheld is 30%.


State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information About the Fund


OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.


Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.


Debt Securities

  The fund may invest in debt securities of issuers located in emerging countries when the adviser believes that such debt securities offer oppor-tunities for long-term capital appreciation. In making such investment de-cisions, the adviser generally considers the relative potential for capi-tal appreciation of equity securities, interest rate levels, economic trends, currency trends and prospects, and, specifically, the prospects for appreciation of selected debt issues. The fund may invest up to 10% of its total assets (measured at the time of the investment) in debt securi-ties that are rated below investment-grade, otherwise known as "junk bonds."


  When investing in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (espe-cially those with longer maturities) and the fund's share price to fall. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes un-able to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Ad-verse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.


Short-Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties also may temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Acadian Asset Management, Inc., a Massachusetts corporation located at Ten Post Office Square, Boston, Massachusetts 02109, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual
  (US) Holdings Inc. (formerly named United Asset Management Corporation,) has provided investment management services since 1986. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom. For its services, during its most recent fiscal year, the fund paid the adviser a management fee equal to 1.00% of the fund's average net assets.

Portfolio Managers

  A team of the adviser's investment professionals has primary responsibil-ity for the day-to-day management of the fund.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.


  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of a fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with a fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  A fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. A fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial repre-sentatives for these services.


  Funds Distributor, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from the fund.


  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

 Financial Highlights


  The financial highlights table is intended to help you understand the fi-nancial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all divi-dends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.


   Years Ended October 31,    2001      2000      1999*     1998      1997
  ----------------------------------------------------------------------------
   Net Asset Value,
    Beginning of Period      $  8.85   $  9.39   $  6.75   $ 11.28   $ 12.12
                             -------   -------   -------   -------   -------
   Income from Investment
    Operations:
    Net Investment Income       0.07      0.16      0.10      0.11      0.16
    Net Realized and
     Unrealized Gain (Loss)    (1.25)    (0.59)#    2.63     (3.99)#   (0.85)
                             -------   -------   -------   -------   -------
    Total From Investment
     Operations                (1.18)    (0.43)     2.73     (3.88)    (0.69)
                             -------   -------   -------   -------   -------
   Distributions:
    Net Investment Income      (0.06)    (0.11)    (0.09)    (0.14)    (0.12)
    Net Realized Gain            --        --        --      (0.51)    (0.03)
                             -------   -------   -------   -------   -------
    Total Distributions        (0.06)    (0.11)    (0.09)    (0.65)    (0.15)
                             -------   -------   -------   -------   -------
    Net Asset Value, End of
     Period                  $  7.61   $  8.85   $  9.39   $  6.75   $ 11.28
                             =======   =======   =======   =======   =======
   Total Return               (13.40)%   (5.20)%   41.49%   (36.00)%   (5.71)%
                             =======   =======   =======   =======   =======
   Ratios and Supplemental
    Data
    Net Assets, End of
     Period (Thousands)      $17,792   $22,428   $77,019   $88,665   $80,220
    Ratio of Expenses to
     Average Net Assets         2.20%     2.09%     1.61%@    1.61%@    1.50%
    Ratio of Net Investment
     Income to Average Net
     Assets                     0.77%     0.65%     1.11%     1.60%     1.31%
    Portfolio Turnover Rate       84%       38%       45%       32%       28%


*  Per share amounts for the period are based on average outstanding shares.
# The amount show for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the fund.
@ The ratio of net operating expenses to average net assets, excluding foreign tax expense, is 1.53% and 1.59% for the year ended October 31, 1999 and 1998, respectively.

Acadian Emerging Markets Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.


  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds

                              PO Box 219081

                             Kansas City, MO 64121

                        (Toll free) 1-877-826-5465

                                  www.uam.com

  You can review and copy information about the fund (including the state-ment of additional information) at the Securities and Exchange Commis-sion's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Wash-ington, D.C. 20549-0102.


  Investment Company Act of 1940 file number: 811-5683.

[LOGO] UAM

                            UAM Funds
                            Funds for the Informed Investor sm

The Dwight Portfolios


Institutional Class Shares Prospectus                     February 28, 2002


                          Dwight Limited Maturity Bond Portfolio


                          Dwight Money Market Portfolio


[LOGO] UAM


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents




Dwight Limited Maturity Bond Portfolio........................................1


 What is the Fund's Objective?................................................1
 What are the Fund's Principal Investment Strategies?.........................1
 What are the Fund's Principal Risks?.........................................1
 How has the Fund Performed?..................................................3
 What are the Fund's Fees and Expenses?.......................................4


Dwight Money Market Portfolio.................................................5


 What is the Fund's Objective?................................................5
 What are the Fund's Principal Investment Strategies?.........................5
 What are the Fund's Principal Risks?.........................................5
 How has the Fund Performed?..................................................7
 What are the Fund's Fees and Expenses?.......................................7


Investing with the UAM Funds..................................................9


 Buying Shares................................................................9
 Redeeming Shares............................................................11
 Exchanging Shares...........................................................12
 Transaction Policies........................................................13
 Account Policies............................................................14


Additional Information About the Funds.......................................17


 Other Investment Practices and Strategies...................................17
 Investment Management.......................................................18
 Shareholder Servicing Arrangements..........................................19


Financial Highlights.........................................................20


 Limited Maturity Bond Portfolio.............................................20
 Money Market Portfolio......................................................21


 The Board of Directors of UAM Funds, Inc. has approved the liquidation of both the Dwight Money Market Portfolio and the Dwight Limited Maturity Bond Portfolio. Special shareholder meetings have been called to vote on approval of a Plan of Liquidation for each fund. Shareholders of these funds, as well as potential investors, should be aware that once a Plan of Liquidation has been approved by a fund's shareholders, the assets of the fund will be liq-uidated and distributed according to the Plan of Liquidation.

 Dwight Limited Maturity Bond Portfolio


WHAT IS THE FUND'S OBJECTIVE?

-------------------------------------------------------------------------------

  The Limited Maturity Bond Portfolio seeks maximum total return consistent with reasonable risk to principal by investing in investment-grade debt securities. The fund may change its investment objective without share-holder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The Limited Maturity Bond Portfolio usually seeks to achieve its objective by investing primarily in investment-grade debt securities. The fund nor-mally invests at least 80% of its assets in debt securities. Although the adviser intends to invest the assets of the fund in investment-grade debt securities, it may also invest up to 10% of the fund's assets in debt se-curities rated below investment-grade, preferred stocks and convertible securities. In the case of convertible securities, the fund may exercise the conversion privilege, but will sell the common stocks it receives.

  The adviser expects to actively manage the fund and add value by selecting debt securities in sectors that its analytical tools identify as underval-ued, compared to the market, and meet its criteria in terms of cash flow, credit prospects and market liquidity. The adviser may sell securities in the fund using the same tools to identify significantly overvalued securi-ties in sectors due to changes in market conditions or changes specific to an individual security. In general, the adviser does not rely on interest rate forecasts as a tool to indicate purchase or sale of securities.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall.

  Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed se-curities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

  The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by esti-mating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt se-curity will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security. The average duration of the fund will normally range from 3 to 6.5 years.

  Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier or after the stated maturity date. Debt securities are most likely to be called when interest rates are fall-ing because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effec-tive or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents. The fund expects its dollar weighted average maturity will be less than ten years.


  The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a se-curity, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, howev-er, may weaken the capacity of the issuer to pay interest and repay prin-cipal.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


Calendar Year Returns

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.



                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000   2001
----    ----    ----    ----    ----    ----    ----    ----    ----   ----
7.35%   3.73%  -1.19%  10.97%   5.02%   6.70%   5.38%  -0.11%   8.49%  4.65%

  During the periods shown in the chart for the fund, the highest return for a quarter was 4.21% (quarter ending 9/30/92) and the lowest return for a quarter was -2.48% (quarter ending 12/31/01).


Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                        1 Year 5 Years 10 Years
  -----------------------------------------------------------------------------
   Average Annual Return Before Taxes                   4.65%   4.98%   5.04%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions   2.86%   2.74%   2.54%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                             2.84%   2.86%   2.79%
  -----------------------------------------------------------------------------
   Merrill Lynch 1-4.99 Year Corporate/Government Bond
    Index* (reflects no deduction for fees, expenses
    or taxes)                                           8.98%   6.95%   6.53%


  * An unmanaged index composed of U.S. treasuries, agencies and corporate bonds with maturities from 1 to 4.99 years.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from the fund assets. Therefore, shareholders indirectly pay the fund's annual operating ex-penses, as described below.


   Management Fee                        0.45%
  --------------------------------------------
   Other Expenses*                       2.05%
  --------------------------------------------
   Total Annual Fund Operating Expenses  2.50%


  * "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your ac-tual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                             5 Years                             10 Years
  -------------------------------------------------------------------------------------------------------
   $  253                $   779                             $ 1,331                             $  2,836

 Dwight Money Market Portfolio


WHAT IS THE FUND'S OBJECTIVE?

-------------------------------------------------------------------------------

  The Money Market Portfolio seeks maximum current income consistent with the preservation of capital and liquidity by investing in short-term in-vestment-grade money market obligations issued or guaranteed by financial institutions, nonfinancial corporations, and the U.S. government, as well as repurchase agreements collateralized by such securities. The fund may change its investment objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The Money Market Portfolio invests in high quality, short-term securities that the adviser has determined present minimal credit risks. The fund in-tends to meet the diversification and quality guidelines established under Rule 2a-7 of the Investment Company Act of 1940, as amended. Consequently, the fund presently invests in instruments that mature within 397 days and maintains an average weighted maturity of 90 days or less. The fund will invest in U.S. dollar-denominated certificates of deposit, bankers' ac-ceptances, commercial paper (including variable amount master demand notes), short-term corporate obligations, U.S. government securities, and repurchase agreements.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  The rate that the fund earns income from its portfolio holdings will vary from day to day depending on short-term interest rates. The fund seeks to maintain a stable net asset value (NAV) of $1.00 per share, but cannot guarantee that you will not lose money.

  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall.

  Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed se-curities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

  The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by esti-mating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt se-curity will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security. The average duration of the fund will be 90 days or less.

  Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities may repay the principal earlier or after the stated maturity date, known as callable bonds. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a se-curity, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, howev-er, may weaken the capacity of the issuer to pay interest and repay prin-cipal.

HOW HAS THE FUND PERFORMED?


--------------------------------------------------------------------------------

  Calendar Year Returns

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.



                                    [CHART]

  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  3.33%   2.62%   3.68%   5.61%   5.18%   5.30%   5.30%   4.85%   6.10%   3.53%

  During the periods shown in the chart for the fund, the highest return for a quarter was 1.56% (quarter ending 12/31/00) and the lowest return for a quarter was 0.39% (quarter ending 12/31/01).


  Average Annual Returns For Periods Ended December 31, 2001*



                                    1 Year 5 Years 10 Years
  ---------------------------------------------------------
   Dwight Money Market Fund         3.53%   5.01%   4.55%
  ---------------------------------------------------------
   iMoneynet, All Taxable Average#  3.65%   4.86%   4.45%


  * Returns are based on past results and are not an indication of future performance.


  # An average of all major money market fund yields, published weekly for 7- and 30-day yields.


  For the current 7-day yield of the Money Market Portfolio please call 1-877-826-5465 (toll free).


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from the fund's assets. Therefore, shareholders indirectly pay the fund's annual operating ex-penses, as described below.


   Management Fee*                        0.40%
  ---------------------------------------------
   Other Expenses                         0.42%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  0.82%


  * The "Management Fee" and "Total Annual Fund Operating Expenses" stated in the table above may be higher than the expenses you would have actually paid during the fund's most recent fiscal year. This is due to a voluntary agreement by the adviser to reduce the management fee of the fund to 0.18%. The adviser may change or cancel its management fee reduction at any time.




   In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More information about the fund's fees is provided in the "Investment Management--Investment Adviser" section.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                             5 Years                             10 Years
  -------------------------------------------------------------------------------------------------------
   $   84                $   262                             $   455                             $  1,014

 Investing with the UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your ac-count number and a fund name.

  Regular Mail Address

  UAM Funds

  PO Box 219081

  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


Minimum Investments

  You can open an account with either fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  Each fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.


   Fund Name                               Trading Symbol  CUSIP    Fund Code
  ---------------------------------------------------------------------------
   Dwight Limited Maturity Bond Portfolio      DSILX      902555861    643
  ---------------------------------------------------------------------------
   Dwight Money Market Portfolio               DSMXX      902555853    644


Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:


  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.



By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day. With respect to the Money Market Portfolio, the fund must accept your order by 12:00 noon (Eastern Time).


  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The Money Market Fund uses amortized cost to value its assets. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  The Limited Maturity Bond Portfolio normally distributes its net invest-ment income monthly and its net capital gains at least once a year. The Money Market Portfolio normally declares income dividends daily to share-holder of record as of 12:00 noon eastern time on that day. Wire purchase orders for shares of the Money Market Portfolio received before 12:00 noon receive the dividend for that day. Other purchase orders after 12:00 noon receive the dividend on the next business day after payment has been received. The UAM Funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your ac-count application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in a fund. This summary does not apply to shares held in an indi-vidual retirement account or other tax-qualified plan, which are not sub-ject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its in-vestments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a divi-dend."


  A fund's dividends that are paid to its corporate shareholders and are at-tributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in comput-ing your tax basis, you should keep your account statements for the peri-ods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares. Additionally, any loss realized on a sale, ex-change or redemption of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquire.


  Backup Withholding By law, a fund must withhold a percentage of your dis-tributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return pay-ments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient." For 2002-2003, the percentage required to be withheld is 30%.


State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

 Additional Information About The Funds


OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to their principal investment strategies, the funds may use the investment strategies described below. They may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For information concerning these and other investment practices and their risks, you should read the SAI.

Foreign Securities

  The Limited Maturity Bond Portfolio may invest in securities of companies located outside the United States. When the fund invests in foreign secu-rities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging mar-kets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the fund to sell its se-curities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about for-eign companies can negatively affect investment decisions. Unlike more es-tablished markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

Derivatives

  The Limited Maturity Bond Portfolio may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes re-sulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency ex-change contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securi-ties fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short-Term Investing



  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, a fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government se-curities. These instruments would not ordinarily be consistent with a fund's principal investment strategies, and may prevent the fund from achieving its investment objective. A fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties also may temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser



  Dwight Asset Management Company ("Dwight"), located at 100 Bank Street, Suite 800, Burlington, VT 05401, is the investment adviser to the funds. Dwight manages and supervises the investment of the funds' assets on a discretionary basis. Dwight, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), was founded in 1984 by John K. Dwight and joined Old Mutual (US) Holdings Inc. in 1994. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual, plc, a financial services group based in the United Kingdom. Dwight specializes in the man-agement of stable value and other fixed income portfolios for defined con-tribution plans and other investors and has over $22 billion in assets un-der management and 59 employees.


  For its services, the Limited Maturity Bond Fund has agreed to pay Dwight a management fee of 0.45% of the fund's average net assets. During its most recent fiscal year, the fund paid 0.45% of its average net assets in advisory fees to Dwight and its former adviser, Dewey Square Investors Corporation (the "Former Adviser").


  For its services, the Money Market Fund has agreed to pay Dwight a manage-ment fee of 0.40% of the fund's average net assets. In addition, the ad-viser has voluntarily agreed to waive a portion of its management fee to reduce the management fee paid by the fund to 0.18% of average net assets. Dwight intends to continue its fee waiver until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.18% of its average net assets in advisory fees to Dwight and the Former Adviser.


Portfolio Managers

  Teams of the adviser's investment professionals have primary responsibil-ity for the day-to-day management of the funds. For more information on the composition of those teams, including biographies of some of their members, please see the SAI.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or their service provid-ers for providing a variety of services. This section briefly describes how the financial representatives may get paid.


  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keep-ing, transaction processing for shareholders' accounts and certain share-holder services not currently offered to shareholders that deal directly with a fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of a fund or for servic-ing your account. Your financial representative should provide you with a schedule of its fees and services.




  A fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. A fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial repre-sentatives for these services.




  Funds Distributor, Inc., the UAM Funds' principal underwriter, may partic-ipate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from a fund.


  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to a fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to a fund.

 Financial Highlights

  The financial highlights table is intended to help you understand the fi-nancial performance of the funds for the past 5 years. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the funds assuming all dividends and dis-tributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the UAM Funds at 1-877-826-5465.


LIMITED MATURITY BOND PORTFOLIO
-------------------------------------------------------------------------------


   Years Ended October 31,           2001    2000     1999     1998     1997
  -----------------------------------------------------------------------------
   Net Asset Value, Beginning of
    Period                          $ 8.86  $  8.94  $  9.39  $  9.46  $  9.40
  -----------------------------------------------------------------------------
   Income from Investment
    Operations:
   Net Investment Income              0.46     0.51     0.56     0.55     0.58
    Net Realized and Unrealized
     Gain (Loss)                      0.54    (0.04)   (0.46)   (0.08)    0.05
  -----------------------------------------------------------------------------
    Total From Investment
     Operations                       1.00     0.47     0.10     0.47     0.63
  -----------------------------------------------------------------------------
   Distributions:
    Net Investment Income            (0.50)   (0.55)   (0.55)   (0.54)   (0.57)
  -----------------------------------------------------------------------------
    Total Distributions              (0.50)   (0.55)   (0.55)   (0.54)   (0.57)
  -----------------------------------------------------------------------------
   Net Asset Value, End of Period   $ 9.36  $  8.86  $  8.94  $  9.39  $  9.46
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
   Total Return                      11.50%    5.41%    1.04%    5.08%    6.93%
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
   Ratios/Supplemental Data
    Net Assets, End of Period
     (Thousands)                    $2,459  $13,193  $20,861  $35,988  $32,712
    Ratio of Expenses to Average
     Net Assets                       2.50%    1.34%    1.03%    0.97%    0.95%
    Ratio of Net Investment Income
     to Average Net Assets            3.96%    5.29%    5.58%    5.98%    6.17%
    Portfolio Turnover Rate             62%      83%      63%     107%      51%

MONEY MARKET PORTFOLIO

-------------------------------------------------------------------------------


    Years Ended October 31,     2001     2000      1999      1998      1997
  ----------------------------------------------------------------------------
   Net Asset Value, Beginning
    of Period                  $  1.00  $  1.00  $   1.00  $   1.00  $   1.00
  ----------------------------------------------------------------------------
   Income from Investment
    Operations:
    Net Investment Income        0.043    0.058     0.047     0.053     0.051
  ----------------------------------------------------------------------------
    Total From Investment
     Operations                  0.043    0.058     0.047     0.053     0.051
  ----------------------------------------------------------------------------
   Distributions:
    Net Investment Income       (0.043)  (0.058)   (0.047)   (0.053)   (0.051)
  ----------------------------------------------------------------------------
    Total Distributions         (0.043)  (0.058)   (0.047)   (0.053)   (0.051)
  ----------------------------------------------------------------------------
   Net Asset Value, End of
    Period                     $  1.00  $  1.00  $   1.00  $   1.00  $   1.00
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
   Total Return+                  4.36%    5.95%     4.77%     5.38%     5.26%
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
   Ratios/Supplemental Data
    Net Assets, End of Period
     (Thousands)               $43,906  $83,665  $126,380  $150,861  $152,216
    Ratio of Expenses to
     Average Net Assets           0.60%    0.48%     0.46%     0.36%     0.37%
    Ratio of Net Investment
     Income to Average Net
     Assets                       4.71%    5.77%     4.66%     5.27%     5.14%


  + Total return would have been lower had certain expenses had not been waived and certain expenses assumed by the adviser during the periods indicated.

The Dwight Portfolios


  Investors who want more information about a fund should read the fund's annual/semi-annual reports and the funds' statement of additional informa-tion. The annual/semi-annual reports of a fund provide additional informa-tion about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the funds and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, a fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds

                              PO Box 219081

                             Kansas City, MO 64121

                        (Toll free) 1-877-826-5465

                                  www.uam.com

  You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Ex-change Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Secu-rities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.


                                                         [LOGO] UAM

                            UAM Funds
                            Funds for the Informed Investor/sm/

FMA Small Company Portfolio

Institutional Class Shares Prospectus                     February 28, 2002






                                   [LOGO] UAM

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents




Fund Summary................................................................   1

 What is the Fund's Objective?..............................................   1
 What are the Fund's Principal Investment Strategies?.......................   1
 What are the Fund's Principal Risks?.......................................   1
 How has the Fund Performed?................................................   2
 What are the Fund's Fees and Expenses?.....................................   3

Investing with the UAM Funds................................................   5

 Buying Shares..............................................................   5
 Redeeming Shares...........................................................   7
 Exchanging Shares..........................................................   8
 Transaction Policies.......................................................   9
 Account Policies...........................................................  10

Additional Information About the Fund.......................................  13

 Other Investment Practices and Strategies..................................  13
 Investment Management......................................................  14
 Shareholder Servicing Arrangements.........................................  15

Financial Highlights........................................................  16

 Fund Summary



WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks maximum, long-term total return, consistent with reasonable risk to principal, by investing in common stocks of smaller companies in terms of revenues and/or market capitalization. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

-------------------------------------------------------------------------------

  The fund invests primarily in common stocks of domestic companies that are smaller or less established in terms of revenues, assets and market capi-talization. Under normal circumstances, the fund invests at least 80% of its assets in companies with small market capitalizations at the time of initial purchase. The fund considers a company to have a small market cap-italization when its market capitalization is less than $2.0 billion. At any given time, the fund may own a diversified group of stocks in several industries. The fund invests mainly in common stocks, but it may also in-vest in other types of equity securities.


  The adviser analyzes and selects investments by looking for market trends and changes that signal opportunity. The adviser seeks out companies with lower relative valuation measures, accelerating earnings, strong cash flow, and improving balance sheets. To minimize risk and volatility, the adviser uses initial public offerings sparingly, concentrating instead on companies with seasoned management or a track record as part of a larger, parent company.


  The adviser follows all stocks owned or being considered for purchase. The adviser re-evaluates and considers selling stocks that meet price targets or decline an absolute 25% in stock market value.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have nar-rower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------


Calendar Year Returns

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.



                                    [CHART]

  1992    1993   1994    1995    1996    1997    1998    1999    2000    2001
  ----    ----   ----    ----    ----    ----    ----    ----    ----    ----
  5.50%  28.25% -2.89%  24.16%  26.20%  40.39%  -2.03%  -8.82%  27.73%  4.63%


  During the periods shown in the chart for the fund, the highest return for a quarter was 16.63% (quarter ending 12/31/92) and the lowest return for a quarter was -16.41% (quarter ending 3/31/99).

Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                       1 Year 5 Years 10 Years
  ----------------------------------------------------------------------------
   Average Annual Return Before Taxes                  4.63%  10.88%   13.19%
  ----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions  4.45%   9.72%   10.19%
  ----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distribution
    and Sale of Fund Shares                            2.82%   8.35%    9.33%
  ----------------------------------------------------------------------------
   Russell 2000 Index# (reflects no deduction for
    fees, expenses or taxes)                           2.49%   7.52%   11.51%


  # The Russell 2000 Index is an unmanaged index which measures the perfor-mance of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.


WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                       0.75%
  --------------------------------------------
   Other Expenses*                       0.39%
  --------------------------------------------
   Total Annual Fund Operating Expenses  1.14%




  * "Other Expenses" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
   $116                   $362                              $628                              $1,386

 Investing with the UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address
  UAM Funds

  PO Box 219081

  Kansas City, MO 64121

  Express Mail Address
  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Trading                                                                                     Fund
     Symbol                              CUSIP                                                   Code
  ---------------------------------------------------------------------------------------------------
     FMACX                             902555796                                                 645

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:


  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.



By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.


  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.


Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, un-less you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an in-dividual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distribu-tions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend."


  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow share-holders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares. Additionally, any loss realized on a sale, ex-change or redemption of shares of the fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be re-flected in an adjustment to the basis of the shares acquired.


  Backup Withholding By law, the fund must withhold a percentage of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return pay-ments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient." For 2002-2003, the percentage required to be withheld is 30%.


State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information About the Fund


OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short-Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term, high-quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties also may temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemp-tions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


Portfolio Turnover

  The fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) re-alized by the fund. Shareholders must pay tax on such capital gains.

INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Fiduciary Management Associates, Inc., an Illinois corporation located at 55 Monroe Street, Suite 2550, Chicago, Illinois 60603, is the fund's in-vestment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corpora-tion), has provided investment management services to corporations, foun-dations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1980. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom.


  For its services, the fund has agreed to pay the adviser a management fee equal to 0.75% of the fund's average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.20% of its average net assets. To maintain this expense limit, the ad-viser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limita-tion until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.75% of its average net assets in advisory fees to the adviser.


Portfolio Managers

  A team of the adviser's investment professionals has primary responsibil-ity for the day-to-day management of the fund. For more information on the composition of the team managing the fund, please see the SAI.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.


  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of a fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with a fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  A fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. A fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial repre-sentatives for these services.




  Funds Distributor, Inc., the UAM Funds' principal underwriter, may partic-ipate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from the fund.


  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

 Financial Highlights


  The financial highlights table is intended to help you understand the fi-nancial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all divi-dends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.


   Years Ended October 31,     2001       2000       1999        1998       1997
  ----------------------------------------------------------------------------------
   Net Asset Value,
    Beginning of Period      $  16.46   $  13.35   $  14.52    $  16.60    $ 14.11
                             --------   --------   --------    --------    -------
   Income from Investment
    Operations:
    Net Investment Income        0.08       0.12       0.08        0.07       0.06
    Net Realized and
     Unrealized Gain (Loss)      0.18++     3.10      (1.17)      (0.31)      4.97
                             --------   --------   --------    --------    -------
    Total From Investment
    Operations                   0.26       3.22      (1.09)      (0.24)      5.03
                             --------   --------   --------    --------    -------
   Distributions:
    Net Investment Income       (0.10)     (0.11)     (0.08)      (0.07)     (0.13)
    Net Realized Gain              --         --         --       (1.77)     (2.41)
    Return of Capital           (0.01)        --         --          --         --
                             --------   --------   --------    --------    -------
    Total Distributions         (0.11)     (0.11)     (0.08)      (1.84)     (2.54)
                             --------   --------   --------    --------    -------
   Net Asset Value, End of
    Period                   $  16.61   $  16.46   $  13.35    $  14.52    $ 16.60
                             ========   ========   ========    ========    =======
   Total Return                  1.57%     24.27%+    (7.63)%+    (2.10)%+   42.33%+
                             ========   ========   ========    ========    =======
   Ratios and Supplemental
    Data
    Net Assets, End of
     Period (Thousands)      $140,794   $115,885   $135,040    $213,491    $45,060
    Ratio of Expenses to
     Average Net Assets          1.14%      1.02%      1.03%       1.03%      1.03%
    Ratio of Net Investment
     Income to Average Net
     Assets                      0.42%      0.75%      0.52%       0.62%      0.50%
    Portfolio Turnover Rate        99%       108%       121%         39%        86%


  + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

  ++The amount shown for the year ended October 31, 2001 for a share out-standing throughout the period does not accord with the aggregate net losses on investments for that period because of sales and repurchases of fund shares in relation to fluctuating market value of the invest-ments of the fund.

FMA Small Company Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds

                              PO Box 219081

                             Kansas City, MO 64121

                        (Toll free) 1-877-826-5465

                                  www.uam.com

  You can review and copy information about the fund (including the state-ment of additional information) at the Securities and Exchange Commis-sion's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Wash-ington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.

[LOGO] UAM

                            UAM Funds
                            Funds for the Informed Investor/sm/

ICM Small Company Portfolio

Institutional Class Shares Prospectus                     February 28, 2002






                                                                      [LOGO] UAM

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents



Fund Summary................................................................   1

 What is the Fund's Objective?..............................................   1
 What are the Fund's Principal Investment Strategies?.......................   1
 What are the Fund's Principal Risks?.......................................   1
 How has the Fund Performed?................................................   2
 What are the Fund's Fees and Expenses?.....................................   3

Investing with the UAM Funds................................................   5

 Buying Shares..............................................................   5
 Redeeming Shares...........................................................   6
 Exchanging Shares..........................................................   8
 Transaction Policies.......................................................   8
 Account Policies...........................................................  10

Additional Information about the Fund.......................................  13

 Other Investment Practices and Strategies..................................  13
 Investment Management......................................................  14
 Shareholder Servicing Arrangements.........................................  15

Financial Highlights........................................................  16

 Fund Summary


WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller com-panies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The fund may change its investment objec-tive without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The fund normally seeks to achieve its objective by investing at least 80% of its assets in common stocks of companies that have market capitaliza-tions that are under $2 billion. The fund may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the National Association of Securities Dealers, Inc. The fund invests mainly in common stocks, but it may also invest in other types of equity securities.

  Typically, the adviser looks to invest in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the ad-viser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks which comprise the Russell 2000 In-dex. In addition, the companies selected by the adviser usually have higher returns on equity and capital than the average company in the Rus-sell 2000 Index. Using screening parameters such as price to earnings ra-tios, relative return on equity, and other financial ratios, the adviser screens the fund's universe of potential investments to identify poten-tially undervalued securities. The adviser further narrows the list of po-tential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the adviser believes the shares have become relatively over-valued or it finds more attractive alternatives.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have nar-rower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?

--------------------------------------------------------------------------------



  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


Calendar Year Returns

                               [CHART]

   1992    1993    1994    1995    1996    1997    1998   1999   2000   2001
   ----    ----    ----    ----    ----    ----    ----   ----   ----   ----

  32.28%  22.00%  3.41%   21.27%  23.01%  33.01%  -0.51% -1.07% 22.46% 19.05%

  During the periods shown in the chart for the fund, the highest return for a quarter was 22.66% (quarter ending 6/30/99) and the lowest return for a quarter was -14.29% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                       1 Year 5 Years 10 Years
  ----------------------------------------------------------------------------
   Average Annual Return Before Taxes                  19.05% 13.80%   16.86%
  ----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions  17.79% 10.98%   13.74%
  ----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                            11.98% 10.23%   12.84%
  ----------------------------------------------------------------------------
   Russell 2000 Value Index+ (reflects no deduction
    for fees, expenses or taxes)                       14.02% 11.21%   15.12%


  + The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                       0.70%
  --------------------------------------------
   Other Expenses*                       0.20%
  --------------------------------------------
   Total Annual Fund Operating Expenses  0.90%


  * "Other Expenses" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your ac-tual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
   $92                    $287                              $498                              $1,108

 Investing with the UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds

  PO Box 219081

  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.


By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


Minimum Investments

  You can open an account with the fund with a minimum initial investment of $5,000,000. You can buy additional shares for as little as $1,000.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Trading                                                                                       Fund
     Symbol                              CUSIP                                                     Code
  -----------------------------------------------------------------------------------------------------
     ICSCX                              90255762                                                   895

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.


REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:


  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.



By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next computed after it receives and accepts your order. NAVs are calcu-lated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.


  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, un-less you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an in-dividual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should al-ways consult your tax advisor for specific guidance regarding the tax ef-fect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to secu-rities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are gener-ally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a divi-dend."


  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow share-holders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares. Additionally, any loss realized on a sale, ex-change or redemption of shares of the fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the basis of the share acquired.


  Backup Withholding By law, the fund must withhold 31% of your distribu-tions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient." For 2002-2003, the percentage required to be withheld is 30%.


State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information about the Fund

OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

American Depositary Receipts (ADRs)

  The fund may invest up to 20% of its total assets in ADRs. ADRs are cer-tificates evidencing ownership of shares of a foreign issuer that are is-sued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.


  Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

Short-Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties also may temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Investment Counselors of Maryland, LLC, (the "ICM Adviser"), a Delaware limited liability company at 803 Cathedral Street, Baltimore, Maryland 21201, is the fund's investment adviser. The ICM Adviser manages and su-pervises the investment of the fund's assets on a discretionary basis. The ICM Adviser is owned in part by Investment Counselors of Maryland, Inc. (the "Former Adviser") and ICM Management LLC, a company wholly-owned by eight former officers of the Former Adviser. Old Mutual (US) Holdings Inc., through its partial ownership of the Former Adviser retains an own-ership interest in the ICM Adviser. The ICM Adviser continued the business of the Former Adviser. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a United Kingdom based financial services group.


  Together, the ICM Adviser and Former Adviser have provided investment man-agement services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individu-als since 1972. For its services, the fund paid the Former Adviser and the ICM Adviser a fee of 0.70% of its average net assets.

Portfolio Managers

  A team of the adviser's investment professionals has primary responsibil-ity for the day-to-day management of the fund.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.


  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of a fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with a fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  A fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. A fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial repre-sentatives for these services.


  Funds Distributor, Inc., the UAM Funds' principal underwriter, may partic-ipate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from the fund.


  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

 Financial Highlights


  The financial highlights table is intended to help you understand the fi-nancial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all divi-dends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.



   Years Ended October 31,     2001      2000      1999       1998       1997
  ------------------------------------------------------------------------------
   Net Asset Value,
    Beginning of Period      $  23.32  $  22.63  $  24.35   $  27.82   $  20.71
                             --------  --------  --------   --------   --------
   Income from Investment
    Operations:
    Net Investment Income        0.24      0.28      0.29       0.28       0.23
    Net Realized and
     Unrealized Gain (Loss)      2.82      3.61     (0.30)     (1.58)      8.27
                             --------  --------  --------   --------   --------
    Total From Investment
     Operations                  3.06      3.89     (0.01)     (1.30)      8.50
                             --------  --------  --------   --------   --------
   Distributions:
    Net Investment Income       (0.26)    (0.28)    (0.29)     (0.24)     (0.20)
    Net Realized Gain           (2.42)    (2.92)    (1.42)     (1.93)     (1.19)
                             --------  --------  --------   --------   --------
    Total Distributions         (2.68)    (3.20)    (1.71)     (2.17)     (1.39)
                             --------  --------  --------   --------   --------
   Net Asset Value, End of
    Period                   $  23.70  $  23.32  $  22.63   $  24.35   $  27.82
                             ========  ========  ========   ========   ========
   Total Return                 14.42%    19.71%    (0.13)%    (5.04)%    43.28%
                             ========  ========  ========   ========   ========
   Ratios and Supplemental
    Data
    Net Assets, End of
     Period (Thousands)      $650,124  $537,635  $559,980   $618,590   $518,377
    Ratio of Expenses to
     Average Net Assets          0.90%     0.85%     0.85%      0.89%      0.89%
    Ratio of Net Investment
     Income to Average Net
     Assets                      0.97%     1.22%     1.18%      1.12%      0.97%
    Portfolio Turnover Rate        24%       33%       32%        22%        23%

ICM Small Company Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds

                              PO Box 219081

                             Kansas City, MO 64121

                        (Toll free) 1-877-826-5465

                                  www.uam.com

  You can review and copy information about the fund (including the state-ment of additional information) at the Securities and Exchange Commis-sion's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Wash-ington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.

[LOGO OF UAM]

Independence Small Cap Portfolio

Institutional Class Shares Prospectus                     February 28, 2002





                         [LOGO] INDEPENDENCE INVESTMENT

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents



Fund Summary..................................................................1

 What Is The Fund's Objective?................................................1
 What Are The Fund's Principal Investment Strategies?.........................1
 What Are The Fund's Principal Risks?.........................................1
 How Has The Fund Performed?..................................................2
 What Are The Fund's Fees And Expenses?.......................................3

Investing with the Fund.......................................................5

 Buying Shares................................................................5
 Redeeming Shares.............................................................7
 Exchanging Shares............................................................8
 Transaction Policies.........................................................9
 Account Policies............................................................10

Additional Information about the Fund........................................13

 Other Investment Practices And Strategies...................................13
 Investment Management.......................................................14
 Shareholder Servicing Arrangements..........................................15

Financial Highlights.........................................................17

 Fund Summary



WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks maximum capital appreciation consistent with reasonable risk to principal by investing in primarily smaller companies. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  Normally, the fund seeks to achieve its goal by investing at least 80% of its assets in equity securities of companies whose market capitalization is under $2 billion. The adviser selects securities for the fund using a bottom-up selection process that focuses on stocks of statistically under-valued yet promising companies that it believes are likely to show improv-ing fundamental prospects with an identifiable catalyst for change. Exam-ples of some of the catalysts the adviser may consider include a new prod-uct, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

  The adviser will attempt to identify undervalued securities using quanti-tative screening parameters, including various financial ratios and "earn-ings per share" revisions, which measure the change in earnings estimate expectations. The adviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

  The fund may sell a stock if it reaches the target price set by the advis-er; the adviser decides, by using the same quantitative screens it ana-lyzed in the selection process, that the stock is statistically over-valued; or the adviser decides earnings expectations or fundamental out-look for the company have deteriorated.

  As market timing is not an important part of the adviser's investment strategy, cash reserves will normally represent a small portion of the fund's assets (under 20%).

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have nar-rower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

  Since the adviser selects securities for the fund principally using a value oriented approach, the fund takes on the risks that are associated with a value oriented investment approach. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?


-------------------------------------------------------------------------------
Calendar Year Returns

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.



           [CHART]

    1999     2000     2001
    -----   -----    ------
    4.59%   16.43%   16.55%

  During the periods shown in the chart for the fund, the highest return for a quarter was 25.55% (quarter ending 6/30/01) and the lowest return for a quarter was -16.41 (quarter ending 9/30/01).

  Effective February 2, 2001, Independence Investment, LLC became the fund's investment adviser. Prior to February 2, 2001, Dewey Square Investors Cor-poration served as investment adviser to the fund.


Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                                        Since
                                                                1 Year 12/5/98*
  -----------------------------------------------------------------------------
   Average Annual Return Before Taxes                           16.55%  14.66%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions            7.97%  11.59%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions and Sale
    of Fund Shares                                              16.77%  11.64%
  -----------------------------------------------------------------------------
   S&P Small Cap 600 Index# (reflects no deduction for fees,
    expenses or taxes)                                           6.54%  10.22%
  -----------------------------------------------------------------------------
   Russell 2000 Index+ (reflects no deduction for fees,
    expenses or taxes)                                           2.49%   6.42%


  * Beginning of operations. Index comparisons begin on 12/31/98.
  # An unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation.
  + An unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on total market capitaliza-tion.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


                                          Small Cap Portfolio
  -----------------------------------------------------------
   Management Fee                                0.85%
  -----------------------------------------------------------
   Other Expenses                                1.22%
  -----------------------------------------------------------
   Total Annual Fund Operating Expenses*         2.07%




  * The "Management Fee" and "Total Annual Fund Operating Expenses" stated in the table may be higher than the expenses you would have actually paid during the fund's most recent fiscal year. This is due to a volun-tary agreement by the adviser to reduce the management fee of the fund to 0.75%. The adviser may change or cancel its management fee reduction at any time.


   In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More information about the fund's fees is provided in the "Investment Manage-ment -- Investment Adviser" section.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
    $210                  $649                             $1,114                             $2,400

 Investing with the Fund



BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and a fund name.


  Regular Mail Address

  UAM Funds

  PO Box 219081

  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online


  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.


By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

   Trading Symbol                        CUSIP                                         Fund Code
  ----------------------------------------------------------------------------------------------
       DSISX                           902555275                                          783

Rights Reserved by the Fund

  At any time and without notice, the UAM Funds may:


  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:


  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.



By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.


Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.


Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.


  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:


  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.


EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.


  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.


  The UAM Funds calculate their NAV by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.


Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.


  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.


Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.


ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:


  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.


Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, un-less you elect on your account application to receive them in cash.


Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an in-dividual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.


  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distribu-tions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year the UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.


  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a divi-dend."


  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow share-holders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in comput-ing your tax basis, you should keep your account statements for the peri-ods during which you held shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days be-fore and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, the fund must withhold a percentage of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return pay-ments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient." For 2002-2003, the percentage required to be withheld is 30%.


State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

 Additional Information about the Fund



OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For information concerning these and other investment practices and their risks, you should read the SAI.

Foreign Securities

  The fund may invest in securities of companies located outside the United States, American Depositary Receipts (ADRs), European Depositary Receipts
  (EDRs) and other similar global instruments. The fund must limit its in-vestments in foreign securities to 20% of its total assets. The fund will select foreign securities according to the same standards they apply to domestic securities.


  When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. For-eign investments, especially investments in emerging markets, can be risk-ier and more volatile than investments in the United States. Adverse po-litical and economic developments or changes in the value of foreign cur-rency can make it harder for the fund to sell its securities and could re-duce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can neg-atively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties also may temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Independence Investment, LLC located at 53 State Street, Boston, Massachu-setts 02109, is the investment adviser to the fund. The adviser manages and supervises the investment of the fund's assets on a discretionary ba-sis. The adviser, an affiliate of John Hancock Financial Services, Inc., has provided investment management services to the fund since February 2, 2001, and to various other corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and indi-viduals since 1982.




  Prior to February 2, 2001 the fund was advised by Dewey Square Investors Corporation, a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc., located at One Financial Center, Boston, Massachusetts 02111.

  For its services, the fund has agreed to pay the adviser a management fee equal to 0.85% of the fund's average net assets. In addition, the adviser has voluntarily agreed to waive a portion of its management fee to reduce the management fee paid by the fund to 0.75% of average net assets. The adviser intends to continue its fee waiver until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid the adviser a management fee equal to 0.75% of the fund's average net assets.


Portfolio Manager

  Charles Glovsky, CFA, is responsible for the day to day management of the fund. Mr. Glovsky is a Senior Vice President with the adviser. Prior to that he served as a Senior Portfolio Manager with Dewey Square Investors Corporation, which he joined in 1998. Prior to joining Dewey Square In-vestors Corporation, he was a Managing Partner of Glovsky-Brown Capital Management, a firm he co-founded that specialized in small and mid-capi-talization stocks. Prior to that position, he spent nine years as a port-folio manager and Senior Vice President at State Street Research where he was responsible for that firm's small cap stock portfolios. He has also worked as an analyst for Alex Brown & Sons and Eppler, Guerin & Turner. He received a B.A. from Dartmouth College in 1975 and an M.B.A. from Stanford University. He has 20 years of investment experience and is a member of the Boston Security Analysts Society.


SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.


  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of a fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with a fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  A fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. A fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

  Funds Distributor, Inc., the UAM Funds' principal underwriter, may partic-ipate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from the fund.


  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

 Financial Highlights

  The financial highlights table is intended to help you understand the fi-nancial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all divi-dends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.



   Years Ended October 31,                     2001     2000      1999#
  -------------------------------------------------------------------------
   Net Asset Value, Beginning of Period       $14.64   $  9.44   $ 10.00
                                              ------   -------   -------
   Income from Investment Operations:
    Net Investment Loss                        (0.29)    (0.12)    (0.09)
    Net Realized and Unrealized Loss           (1.17)     5.32     (0.47)
                                              ------   -------   -------
    Total From Investment Operations           (1.46)     5.20     (0.56)
                                              ------   -------   -------
   Distributions'
    Net Realized Gain                          (0.19)       --        --
                                              ------   -------   -------
   Net Asset Value, End of Period              12.99   $ 14.64   $  9.44
                                              ======   =======   =======
   Total Return+                               (9.92)%   55.08%    (5.60)%@
                                              ======   =======   =======
   Ratios and Supplemental Data
    Net Assets, End of Period (Thousands)     $9,877   $24,219   $15,893
    Ratio of Expenses to Average Net Assets     1.97%     1.49%     1.85%*
    Ratio of Net Investment Income (Loss) to
     Average Net Assets                        (1.54)%   (0.95)%   (1.11)%*
    Portfolio Turnover Rate                       65%       84%       91%


  * Annualized
  @ Not annualized
  # For the period from December 16, 1998 (commencement of operations) to
    October 31, 1999.
  + Total return would have been lower had fees not been waived and certain expenses assumed by the adviser during the periods indicated.

Independence Small Cap Portfolio


  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.


  Investors can receive free copies of the statement of additional informa-tion, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds

                              PO Box 219081

                             Kansas City, MO 64121

                        (Toll free) 1-877-826-5465


                               www.uam.com


  You can review and copy information about the fund (including thestatement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Ex-change Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Secu-rities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


  Investment Company Act of 1940 file number: 811-5683.

                            UAM Funds
                            Funds for the Informed Investor/sm/

The McKee Portfolios

Institutional Class Shares Prospectus                     February 28, 2002


McKee International Equity Portfolio
McKee Small Cap Equity Portfolio





                                                                      [LOGO] UAM


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents



McKee International Equity Portfolio..........................................1

 What is the Fund's Objective?................................................1
 What are the Fund's Principal Investment Strategies?.........................1
 What are the Fund's Principal Risks?.........................................1
 How has the Fund Performed?..................................................3
 What are the Fund's Fees and Expenses?.......................................4

McKee Small Cap Equity Portfolio..............................................6

 What is the Fund's Objective?................................................6
 What are the Fund's Principal Investment Strategies?.........................6
 What are the Fund's Principal Risks?.........................................6
 How has the Fund Performed?..................................................7
 What are the Fund's Fees and Expenses?.......................................8

Investing with the UAM Funds.................................................10

 Buying Shares...............................................................10
 Redeeming Shares............................................................12
 Exchanging Shares...........................................................13
 Transaction Policies........................................................14
 Account Policies............................................................15

Additional Information about the Funds.......................................18

 Other Investment Practices and Strategies...................................18
 Investment Management.......................................................19
 Shareholder Servicing Arrangements..........................................20

Financial Highlights.........................................................22

 International Equity Portfolio..............................................22
 Small Cap Equity Portfolio..................................................23


 The Board of Directors of UAM Funds, Inc. has approved the liquidation of the McKee Small Cap Equity Portfolio. A special shareholder meeting has been called for April 1, 2002 to vote on approval of a Plan of Liquidation (the "Plan"). Shareholders of the McKee Small Cap Equity Portfolio, as well as potential investors, should be aware that once the Plan has been approved by the McKee Small Cap Equity Portfolio's shareholders, the assets of the fund will be liquidated and distributed according to the Plan.

 McKee International Equity Portfolio


WHAT IS THE FUND'S OBJECTIVE?

-------------------------------------------------------------------------------

  The International Equity Portfolio seeks a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The International Equity Portfolio normally seeks to achieve its goal by investing at least 80% of its assets in companies located in at least three countries other than the U.S.


  The stock selection process begins by screening the companies in which the fund may invest to identify potentially undervalued securities whose fun-damentals are improving. Such quantitative screens include price/earnings ratios, earnings momentum and earnings surprise. Stocks in the top 30% of each economic sector (a group of industries used to categorize and divide securities) as determined by the above screens will form the adviser's fo-cus list. Using fundamental security analysis, company management inter-views and an assessment of the opinions of street analysts and consul-tants, the adviser selects a portfolio of stocks from the focus list with the best combination of value and technical indicators. The adviser looks for companies with strong balance sheets, competent management and compar-ative business advantages such as costs, products and geographical loca-tion.

  The fund will attempt to minimize risk through systematic country and eco-nomic sector diversification. The adviser will deliberately allocate the assets of the fund to most major markets and industries within the Morgan Stanley Capital International EAFE Index. However, the fund may buy stocks that are not included in countries and industries comprising the Morgan Stanley Capital International EAFE Index. Based on this strategy the fund will generally hold more than 50 stocks selected from at least 15 coun-tries.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. For-eign investments, especially investments in emerging markets, can be risk-ier and more volatile than investments in the United States. Adverse po-litical and economic developments or changes in the value of foreign cur-rency can make it difficult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting stan-dards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established mar-kets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.


  Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

  Diversifying a mutual fund's investments can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Since the fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, being non-di-versified may cause the value of its shares to be more sensitive to changes in the market value of a single issuer relative to a diversified mutual fund.


HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------





  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


Calendar Year Returns



                                    [CHART]

      1995      1996      1997      1998      1999      2000      2001
      -----    ------    ------     -----    ------    -------   -------
      8.87%    10.51%    11.32%     8.94%    43.69%    -16.26%   -14.99%

  During the periods shown in the chart for the fund, the highest return for a quarter was 22.28% (quarter ending 12/31/99) and the lowest return for a quarter was -14.83% (quarter ending 9/30/98).


Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.

                                                                        Since
                                                       1 Year  5 Years 5/26/94*
  -----------------------------------------------------------------------------
   Average Annual Return Before Taxes                  -14.99%  4.40%   4.96%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions  -14.99%  2.11%   3.20%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                             -8.94%  3.19%   3.70%
  -----------------------------------------------------------------------------
   Morgan Stanley Capital International EAFE Index#
    (reflects no deduction for fees, expenses or
    taxes)                                             -21.44%  0.89%   2.87%


  * Beginning of operations. Index comparisons begin on May 31, 1994.

  # An unmanaged index which measures the arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries of Europe, Australia and the Far East.


WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than six months. For more information, see "Redemption Fee" in the section on "Transaction Policies."

                                                        International Equity
   Shareholder Transaction Fees                              Portfolio
  --------------------------------------------------------------------------
   Redemption Fee (as a percentage of amount redeemed)          1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.



   Management Fee                        0.70%
  --------------------------------------------
   Other Expenses*                       0.35%
  --------------------------------------------
   Total Annual Fund Operating Expenses  1.05%


  * "Other Expenses" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
   $107                   $334                              $579                              $1,283

 McKee Small Cap Equity Portfolio

WHAT IS THE FUND'S OBJECTIVE?

-------------------------------------------------------------------------------

  The Small Cap Equity Portfolio seeks a superior long-term total return by investing primarily in the equity securities of small companies. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  Under normal circumstances, the Small Cap Equity Portfolio invests at least 80% of its assets in companies with small market capitalizations at the time of initial purchase. The fund considers a company to have a small market capitalization when its market capitalization falls within the mar-ket capitalization range of the Russell 2000 Index when that index is re-constructed on July 1 of each year. For July 1, 2001 through June 30, 2002, the ceiling is $1.4 billion on the company with the largest market capitalization in the Russell 2000 Index. The stock selection process be-gins by screening the companies in which the fund may invest to identify potentially undervalued securities whose fundamentals are improving. Such quantitative screens include price/earnings ratios, price/free cash flow ratios, earnings momentum and enterprise value/earnings before interest, tax, depreciation and amortization ("EBITDA"). Stocks in the top 30% of each economic sector (a group of industries used to categorize and divide securities) as determined by the above screens will form the adviser's fo-cus list. Using fundamental security analysis, company management inter-views and an assessment of the opinions of street analysts and consul-tants, the adviser selects a portfolio of stocks from the focus list with the best combination of value and technical indicators. The adviser looks for companies with strong balance sheets, competent management and compar-ative business advantages such as costs, products and geographical loca-tion.


  The fund attempts to manage risk by broadly and systematically diversify-ing its investments. The adviser believes that the fund can achieve a broad diversification by maintaining exposure to most major economic sec-tors and industries that comprise the Russell 2000 Index.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have nar-rower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

  Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------



  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns


                                    [CHART]

                      1998      1999      2000      2001
                     ------    ------    -------    -----
                     -9.11%    -1.34%    -13.88%    0.13%

  During the periods shown in the chart for the fund, the highest return for a quarter was 19.19% (quarter ending 12/31/01) and the lowest return for a quarter was -20.53% (quarter ending 9/30/98).


Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                          1 Year Since 11/4/97*
  -----------------------------------------------------------------------------
   Average Annual Return Before Taxes                     0.13%      -6.08%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions     0.13%      -6.16%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                               0.08%      -4.80%
  -----------------------------------------------------------------------------
   Russell 2000 Index # (reflects no deduction for fees,
    expenses or taxes)                                    2.49%       4.46%


  * Beginning of operations. Index comparisons begin on November 30, 1997.


  # An unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on total market capitaliza-tion.


WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than twelve months. For more information, see "Redemption Fee" in the section on "Transaction Policies."

                                                        Small Cap Equity
   Shareholder Transaction Fees                            Portfolio
  ----------------------------------------------------------------------
   Redemption Fee (as a percentage of amount redeemed)       1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.



   Management Fee                         1.00%
  ---------------------------------------------
   Other Expenses                         0.91%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  1.91%




  * The fund's actual "Total Annual Fund Operating Expenses" for the most recent fiscal year were less than the amount shown above because the ad-viser waived a portion of its fees in order to keep "Total Annual Fund Operating Expenses" at a specified level. These fee waivers remain in place as of the date of this propsectus, but the adviser may discontinue all or part of this waiver at any time. With this fee waiver, the fund's actual total operating expenses are as follows:



    McKee Small Cap Equity Portfolio  1.75%


   In addition, "Other Expenses" include amounts related to any expense off-set arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More informaiton about the fund's fees is provided in the "Investment Manage-ment--Investment Adviser" section.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
    $194                  $600                             $1,032                             $2,233

 Investing with the UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your ac-count number and a fund name.

  Regular Mail Address

  UAM Funds

  PO Box 219081

  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


Minimum Investments

  You can open an account with each fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.


Fund Codes

  Each fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.


                                               Trading                           Fund
     Fund Name                                 Symbol            CUSIP           Code
  -----------------------------------------------------------------------------------
     McKee International Equity Portfolio       MKIEX          902555739         897
  -----------------------------------------------------------------------------------
     McKee Small Cap Equity Portfolio           MKSSX          902555366         898


Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:


  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.



By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.


  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.


  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Redemption Fee

  The International Equity Portfolio will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than six months. The Small Cap Equity Portfolio will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder re-deeming shares of the fund held for less than twelve months. In determin-ing how long shares of a fund have been held, the UAM Funds assumes that shares held by the investor the longest period of time will be sold first.

  A fund will retain the fee for the benefit of the remaining shareholders. A fund charges the redemption fee to help minimize the impact the redemp-tion may have on the performance of the fund, to facilitate fund manage-ment and to offset certain transaction costs and other expenses the fund incurs because of the redemption. A fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the Small Cap Equity Portfolio distributes net investment income quarterly and the International Equity Portfolio distributes net invest-ment income annually. Each fund will distribute its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your ac-count application to receive them in cash.


Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in a fund. This summary does not apply to shares held in an indi-vidual retirement account or other tax-qualified plan, which are not sub-ject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its in-vestments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend."

  A fund's dividends that are paid to its corporate shareholders and are at-tributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in comput-ing your tax basis, you should keep your account statements for the peri-ods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares. Additionally, any loss realized on a sale, ex-change or redemption of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


  Backup Withholding By law, a fund must withhold a percentage of your dis-tributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return pay-ments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient." For 2002-2003, the percentage required to be withheld is 30%.


State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

 Additional Information about the Funds


OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ invest-ment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of a fund's investment practices and its risks, you should read the SAI.

Derivatives

  Each fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a fund's gains or losses. There are various factors that affect a fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a fund buys or sells. A fund could be negatively affected if the change in market value of its securities fails to correlate per-fectly with the values of the derivatives it purchased or sold.

American Depositary Receipts (ADRs)

  The Small Cap Equity Portfolio may invest up to 10% of their total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an es-tablished market in the United States or elsewhere. Although ADRs are al-ternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.


  Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

Short-Term Investing



  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, a fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government se-curities. These instruments would not ordinarily be consistent with a fund's principal investment strategies, and may prevent the fund from achieving its investment objective. A fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties also may temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  On January 10, 2002, C.S. McKee, L.P., (the "New Adviser"), a Pennsylvania limited partnership located at One Gateway Center, Pittsburgh, PA 15222, became each fund's investment adviser. The New Adviser manages and super-vises the investment of each fund's assets on a discretionary basis. The New Adviser was formed by certain officers of the funds' former adviser, C.S. McKee & Co., Inc. (the "Former Adviser") to purchase the Former Ad-viser's investment advisory business. The New Adviser continued the busi-ness of the Former Adviser and there was no change in the actual invest-ment management services, administrative functions, supervisory responsi-bilities or fee arrangements for the funds. The persons responsible for the day to day management of the funds remained the same. The Former Ad-viser was an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), but the New Adviser is not affiliated with Old Mutual (US) Holdings Inc.


  Together, the New Adviser and Former Adviser have provided investment man-agement services to pension and profit sharing plans, trusts and endow-ments, 401(k) and thrift plans, corporations and other institutions and individuals since 1972. The Former Adviser limited and the New Adviser has voluntarily agreed to limit the total expenses of the Small

  Cap Equity Portfolio (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.75% of its average net assets. To maintain this expense limit, the New Adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The New Adviser intends to continue its expense limitation until further notice, but may discon-tinue it at any time. Set forth in the table below are the management fees each fund paid to the Former Adviser for its services during the most re-cent fiscal year, expressed as a percentage of average net assets.



                    International      Small Cap
                   Equity Portfolio Equity Portfolio
  --------------------------------------------------
   Management Fee       0.70%            0.84%


Portfolio Managers

  International Equity Portfolio


  Gregory M. Melvin and William J. Andrews are primarily responsible for the day to day management of the International Equity Portfolio. Mr. Melvin is the adviser's Chief Investment Officer. He joined the Former Adviser as its Director of Equities in 2000 after six years at Dartmouth Capital where he served as President and Chief Investment Officer. Prior to work-ing at Dartmouth Capital he spent 15 years at Federated Investors as a Se-nior Portfolio Manager. Mr. Andrews is a portfolio manager responsible for equity investments. He joined the Former Adviser in 1983.



  Small Cap Equity Portfolio

  Gregory M. Melvin and Amit Dugar are primarily responsible for the day to day management of the Small Cap Equity Portfolio. Mr. Melvin's biography is provided above under International Equity Portfolio. Mr. Dugar is a quantitative analyst and portfolio manager responsible for equity invest-ments. He joined the Former Adviser in 1998 after five years as an equity analyst with C.H. Dean & Associates.


SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.


  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of a fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  A fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. A fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial repre-sentatives for these services.




  Funds Distributor, Inc., the UAM Funds' principal underwriter, may partic-ipate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from a fund.


  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to a fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to a fund.

 Financial Highlights


  The financial highlights table is intended to help you understand the fi-nancial performance of each fund for the past five years or since incep-tion. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund as-suming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon re-quest by calling the UAM Funds at 1-877-826-5465.


INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------


   Years Ended October 31,         2001       2000       1999      1998      1997
  ----------------------------------------------------------------------------------
   Net Asset Value, Beginning
    of Period                    $  12.33   $  14.04   $  11.23  $  12.42  $  10.55
  ----------------------------------------------------------------------------------
   Income from Investment
    Operations:
    Net Investment Income            0.08       0.05       0.11      0.12      0.11
    Net Realized and Unrealized
     Gain (Loss)                    (2.26)     (0.17)      3.20     (0.03)     2.01
  ----------------------------------------------------------------------------------
    Total From Investment
     Operations                     (2.18)     (0.12)      3.31      0.09      2.12
  ----------------------------------------------------------------------------------
    Redemption Fee                   0.01       0.01          -         -         -
   Distributions:
    Net Investment Income           (0.02)     (0.13)     (0.09)    (0.11)    (0.11)
    Net Realized Gain               (1.84)     (1.47)     (0.41)    (1.17)    (0.14)
    Total Distributions             (1.86)     (1.60)     (0.50)    (1.28)    (0.25)
  ----------------------------------------------------------------------------------
   Net Asset Value, End of
    Period                       $   8.30   $  12.33   $  14.04  $  11.23  $  12.42
  ----------------------------------------------------------------------------------
   Total Return                    (20.22)%    (1.69)%    30.33%     1.18%    20.31%
  ----------------------------------------------------------------------------------
   Ratios and Supplemental Data
    Net Assets, End of Period
     (Thousands)                 $126,562   $163,684   $172,027  $134,075  $103,050
    Ratio of Expenses to
     Average Net Assets              1.05%      1.02%      1.02%     1.00%     0.98%
    Ratio of Net Investment
     Income to Average Net
     Assets                          0.83%      0.37%      1.05%     1.08%     0.95%
    Portfolio Turnover Rate            60%        60%        40%       20%       29%

SMALL CAP EQUITY PORTFOLIO
-------------------------------------------------------------------------------


   Years Ended October 31,           2001       2000       1999     1998**
  ----------------------------------------------------------------------------
   Net Asset Value, Beginning of
    Period                          $  8.03    $  8.46    $  8.46   $ 10.00
  ----------------------------------------------------------------------------
   Income from Investment
    Operations:
    Net Investment Loss               (0.04)     (0.03)     (0.02)    (0.01)
    Net Realized and Unrealized
     Gain (Loss)                      (1.35)     (0.40)      0.09     (1.52)
  ----------------------------------------------------------------------------
    Total From Investment
     Operations                       (1.39)     (0.43)      0.07     (1.53)
  ----------------------------------------------------------------------------
   Distributions:
    Net Realized Gain                     -          -      (0.07)    (0.01)
  ----------------------------------------------------------------------------
   Net Asset Value, End of Period   $  6.64    $  8.03    $  8.46   $  8.46
  ----------------------------------------------------------------------------
   Total Return                      (17.31)%#   (5.08)%#    0.81%   (15.36)%@
  ----------------------------------------------------------------------------
   Ratios and Supplemental Data
    Net Assets, End of Period
     (Thousands)                    $13,554    $33,686    $81,563   $81,451
    Ratio of Expenses to Average
     Net Assets                        1.76%      1.45%      1.26%     1.27%*
    Ratio of Net Investment Income
     to Average Net Assets            (0.39)%    (0.57)%    (0.18)%   (0.12)%*
    Portfolio Turnover Rate              72%       102%        53%        5%


  * Annualized.
  @ Not annualized.
  ** For the period from November 4, 1997 (commencement of operations) to
     October 31, 1998.
  # Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

The McKee Portfolios

  Investors who want more information about a fund should read the fund's annual/semi-annual reports and the funds' statement of additional informa-tion. The annual/semi-annual reports of a fund provide additional informa-tion about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the funds and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, a fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds

                              PO Box 219081

                             Kansas City, MO 64121

                        (Toll free) 1-877-826-5465

                                  www.uam.com

  You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Ex-change Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Secu-rities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.


                                                                  [LOGO OF UAM}

                                                                       UAM Funds
                                             Funds for the Informed Investor/sm/

The Rice, Hall James Portfolios

Institutional Class Shares Prospectus                     February 28, 2002


                                      Rice, Hall James Micro Cap Portfolio
                                      (formerly named the Rice, Hall James Small
                                      Cap Portfolio)
                                      Rice, Hall James Small/Mid Cap Portfolio




                                                                      [LOGO] UAM

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
         Any representation to the contrary is a criminal offense.

 Table of Contents



Rice, Hall James Micro Cap Portfolio (Formerly named the Rice, Hall James Small
  Cap Portfolio)..............................................................1

 What is the Fund's Objective?............................................... 1
 What are the Fund's Principal Investment Strategies?........................ 1
 What are the Fund's Principal Risks?........................................ 2
 How Has the Fund Performed?................................................. 3
 What are the Fund's Fees and Expenses?...................................... 4

Rice, Hall James Small/Mid Cap Portfolio......................................5

 What is the Fund's Objective?............................................... 5
 What are the Fund's Principal Investment Strategies?........................ 5
 What are the Fund's Principal Risks?........................................ 6
 How Has the Fund Performed?................................................. 7
 What are the Fund's Fees and Expenses?...................................... 8

Investing with the UAM Funds.................................................10

 Buying Shares.............................................................. 10
 Redeeming Shares........................................................... 12
 Exchanging Shares.......................................................... 13
 Transaction Policies....................................................... 14
 Account Policies........................................................... 15

Additional Information About the Funds.......................................18

 Other Investment Practices and Strategies.................................. 18
 Investment Management...................................................... 19
 Shareholder Servicing Arrangements......................................... 20

Financial Highlights.........................................................22

 Rice, Hall James Micro Cap Portfolio (formerly named the rice, hall james small cap portfolio)..................................................... 22
 Rice, Hall James Small/Mid Cap Portfolio....................................23


  The Rice, Hall James Micro Cap Portfolio (formerly named the Rice, Hall James Small Cap Portfolio) was closed to new investors due to concerns that an increase in the size of the fund may adversely affect the implementation of the fund's investment strategy. Existing shareholders of the fund and clients of Rice, Hall James & Associates, Inc. may continue to invest in the fund. The fund may be reopened to new investments at any time, and subsequently may be closed again should concerns regarding the size of the fund recur.

 Rice, Hall James Micro Cap Portfolio (Formerly named the Rice, Hall James Small Cap Portfolio)


WHAT IS THE FUND'S OBJECTIVE?

-------------------------------------------------------------------------------

  The Micro Cap Portfolio seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies. The fund may change its objective without share-holder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The Micro Cap Portfolio normally seeks to achieve its objective by invest-ing at least 80% of its total assets in equity securities of companies with market capitalizations of $40 million to $500 million at the time of initial purchase. In selecting securities for the fund, the adviser empha-sizes smaller, emerging companies possessing the potential to become mar-ket leaders in their industries.


  The adviser uses a company specific approach to making investment deci-sions, which focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the adviser will primarily invest the assets of the fund in companies with price/earnings ratios that are lower than the company's three to five year projected earnings growth rate.


  The adviser looks for companies where fundamental changes are occurring that are temporarily going unnoticed by investors, but which it believes will ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche mar-kets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the fund typically invests in a company only when the adviser believes that such changes will lead to greater investor recognition and higher stock prices within a 12- to 24-month period.

  Moreover, the adviser will focus on securities of companies with:

  .   Strong management.

  .   Leading products or services.

  .   Distribution to a large marketplace or growing niche market.

  .   Anticipated above-average revenue and earnings growth rates.

  .   Potential for improvement in profit margins.

  .   Strong cash flow and/or improving financial position.

  The fund does not sell stocks simply because they are no longer within the capitalization range used for the initial purchase. However, it may sell stocks for the following reasons:

  .   The stock reaches the target price set by the adviser.

  .   The stock falls below the downside price limit set by the adviser.

  .   The fundamentals of the stock have deteriorated.

  .   A more attractively valued alternative is available for purchase.

  The adviser expects that cash reserves will normally represent a small portion of the fund's assets (under 20%).

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.


  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have nar-rower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


Calendar Year Returns

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.



                                   [CHART]

                                 1995  52.43%
                                 1996  17.23%
                                 1997  20.62%
                                 1998  -6.33%
                                 1999  25.73%
                                 2000  11.24%
                                 2001  16.41%

  During the periods shown in the chart for the fund, the highest return for a quarter was 22.74% (quarter ending 12/31/98) and the lowest return for a quarter was -26.61% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                                         Since
                                                         1 Year 5 Years 7/1/94*
-------------------------------------------------------------------------------
   Average Annual Return Before Taxes                    16.41% 12.97%  18.96%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions    15.15%  9.53%  14.87%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                              10.97%  9.10%  13.98%
  -----------------------------------------------------------------------------
   Russell 2000 Index# (reflects no deduction for fees,
    expenses or taxes)                                    2.49%  7.52%  11.35%


* Beginning of operations. Index comparisons begin on July 31, 1994.
# An unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on total market capitalization.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fee                         0.75%
  ---------------------------------------------
   Other Expenses                         0.46%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  1.21%


   "Other Expenses" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
   $123                   $384                              $665                              $1,466

 Rice, Hall James Small/Mid Cap Portfolio

WHAT IS THE FUND'S OBJECTIVE?

-------------------------------------------------------------------------------

  The Small/Mid Cap Portfolio seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid mar-ket capitalization (small/mid cap) companies. The fund may change its ob-jective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The Small/Mid Cap Portfolio normally seeks to achieve its objective by in-vesting at least 80% of its total assets in equity securities of companies with market capitalizations of $300 million to $2.5 billion at the time of initial purchase. The small/mid cap range of the market (meaning companies with market capitalizations of less than $2.5 billion but greater than $300 million) has more than three times the number of securities than the market comprised of companies with market capitalizations greater than $2.5 billion. The adviser believes that there are greater pricing ineffi-ciencies for small/mid cap companies than larger capitalization securities because this range of the market has less analyst coverage.


  The adviser uses a company specific approach to making investment deci-sions, which focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the adviser will primarily invest the assets of the fund in companies with price/earnings ratios that are lower than the company's three to five year projected earnings growth rate.


  The adviser looks for companies where fundamental changes are occurring that are temporarily going unnoticed by investors, but which it believes will ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche mar-kets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the fund typically invests in a company only when the adviser believes that such changes will lead to greater investor recognition and higher stock prices within a 12- to 24-month period.

  Moreover, the adviser will focus on securities of companies with:

  .   Strong management.

  .   Leading products or services.

  .   Distribution to a large marketplace or growing niche market.

  .   Anticipated above-average revenue and earnings growth rates.

  .   Potential for improvement in profit margins.

  .   Strong cash flow and/or improving financial position.

  The fund does not sell stocks simply because they are no longer within the capitalization range used for the initial purchase. However, it may sell stocks for the following reasons:

  .   The stock reaches the target price set by the adviser.

  .   The stock falls below the downside price limit set by the adviser.

  .   The fundamentals of the stock have deteriorated.

  .   A more attractively valued alternative is available for purchase.

  The adviser expects that cash reserves will normally represent a small portion of the fund's assets (under 20%).

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have nar-rower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?




-------------------------------------------------------------------------------

Calendar Year Returns

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.



                                   [CHART]

                                 1997  25.67%
                                 1998  15.56%
                                 1999  -2.67%
                                 2000  33.60%
                                 2001   6.14%

  During the periods shown in the chart for the fund, the highest return for a quarter was 21.94% (quarter ending 12/31/98) and the lowest return for a quarter was -15.06% (quarter ending 9/30/01).


Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangement such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.

                                                                        Since
                                                        1 Year 5 Years 11/1/96*
  -----------------------------------------------------------------------------
   Average Annual Return Before Taxes                    6.14% 14.92%   15.18%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions    5.84% 12.46%   12.77%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                              4.03% 11.53%   11.80%
  -----------------------------------------------------------------------------
   Russell 2000 Index# (reflects no deduction for
    fees, expenses or taxes)                             2.49%  7.52%    7.94%
  -----------------------------------------------------------------------------
   Russell Mid-Cap Index+ (reflects no deduction for
    fees, expenses or taxes)                            -5.62% 11.40%   10.98%
  -----------------------------------------------------------------------------
   50/50 Blended Russell Index (50% Russell 2000 Index
    and 50% Russell Mid-Cap Index) (reflects no
    deduction for fees, expenses or taxes)              -1.59%  9.59%    9.60%


* Beginning of operations. Index comparisons begin on November 30, 1996.

# An unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on total market capitalization.


+ An unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index.


WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fee                         0.80%
  ---------------------------------------------
   Other Expenses                         0.59%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  1.39%


  * The fund's actual "Total Annual Fund Operating Expenses" for the most recent fiscal year were less than the amount shown above because the adviser waived a portion of its fees in order to keep "Total Annual Fund Operating Expenses" at a specified level. These fee waivers re-main in place as of the date of this prospectus, but the adviser may discontinue all or part of this waiver at any time. With this fee waiver, the fund's actual total operating expenses are as follows:


      Rice, Hall James Small/Mid Cap Portfolio     1.25%


      In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More information about the fund's fees is provided in the "Investment Management--Investment Adviser" section.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
   $142                   $440                              $761                              $1,669

 Investing with the UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your ac-count number and a fund name.

  Regular Mail Address

  UAM Funds

  PO Box 219081

  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


Minimum Investments

  You can open an account with either fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  Each fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.


   Fund Name                     Trading Symbol             CUSIP             Fund Code
  -------------------------------------------------------------------------------------
   Micro Cap Portfolio               RHJSX                902555671              638
  -------------------------------------------------------------------------------------
   Small/Mid Cap Portfolio           RHJMX                902555440              639


Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:


  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.



By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.


  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, each fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automati-cally reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in a fund. This summary does not apply to shares held in an indi-vidual retirement account or other tax-qualified plan, which are not sub-ject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its in-vestments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend."


  A fund's dividends that are paid to its corporate shareholders and are at-tributable to qualifying dividends the fund receives from U. S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in comput-ing your tax basis, you should keep your account statements for the peri-ods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares. Additionally, any loss realized on a sale, ex-change or redemption of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a fund. If disallowed, the loss will be re-flected in an adjustment to the basis of the shares acquired.


  Backup Withholding By law, a fund must withhold a percentage of your dis-tributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return pay-ments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient." For 2002-2003, the percentage required to be withheld is 30%.


State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

 Additional Information about the Funds


OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ invest-ment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of a fund's investment practices and its risks, you should read the SAI.

Derivatives

  Each fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a fund's gains or losses. There are various factors that affect a fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a fund buys or sells. A fund could be negatively affected if the change in market value of its securities fails to correlate per-fectly with the values of the derivatives it purchased or sold.

American Depositary Receipts (ADRs)

  Each fund may invest up to 15% of its total assets in ADRs. ADRs are cer-tificates evidencing ownership of shares of a foreign issuer that are is-sued by depositary banks and generally trade on an established market in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.


  Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and dif-ficulties obtaining information about foreign companies can negatively af-fect investment decisions.

Short-Term Investing



  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, a fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government se-curities. These instruments would not ordinarily be consistent with a fund's principal investment strategies, and may prevent the fund from achieving its investment objective. A fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties also may temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


Portfolio Turnover



  The funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by the fund. Shareholders must pay tax on such capital gains.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Rice, Hall, James & Associates, a California corporation located at 600 West Broadway, Suite 1000, San Diego, CA 92101, is each fund's investment adviser. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual
  (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to individual and institu-tional investors since 1974. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.


  For its services, the Micro Cap Fund pays the adviser a fee of 0.75% of its average net assets. The adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commis-sions and extraordinary expenses) to 1.40% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its man-agement fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.75% of its average net assets in advisory fees to the adviser.

  For its services, the Small/Mid Cap Fund pays the adviser a fee of 0.80% of its average net assets. The adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commis-sions and extraordinary expenses) to 1.25% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its man-agement fee and/or reimburse certain expenses of the fund. The adviser in-tends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.66% of its average net assets in advisory fees to the adviser.


Portfolio Managers

  A team of the adviser's investment professionals has primary responsibil-ity for the day-to-day management of each fund.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.


  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of a fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with a fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  A fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. A fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial repre-sentatives for these services.


  Funds Distributor, Inc., the UAM Funds' principal underwriter, may partic-ipate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typi-cally are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from a fund.


  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to a fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to a fund.

 Financial Highlights



  The financial highlights table is intended to help you understand the fi-nancial performance of each fund for the past five years. Certain informa-tion contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the UAM Funds at 1-877-826-5465.

RICE, HALL JAMES MICRO CAP PORTFOLIO (FORMERLY NAMED THE RICE, HALL JAMES SMALL CAP PORTFOLIO)

-------------------------------------------------------------------------------


   Years Ended October 31,      2001      2000      1999      1998      1997
  ----------------------------------------------------------------------------
   Net Asset Value,
    Beginning of Period      $ 17.30   $ 16.06   $ 12.94   $ 18.76   $ 15.73
                             -------   -------   -------   -------   -------
   Income from Investment
   Operations:
    Net Investment Income      (0.05)    (0.07)    (0.03)    (0.06)    (0.08)
    Net Realized and
     Unrealized Gain (Loss)     0.71      3.98      3.15     (3.47)     4.59
                             -------   -------   -------   -------   -------
    Total From Investment
     Operations                 0.66      3.91      3.12     (3.53)     4.51
                             -------   -------   -------   -------   -------
   Distributions:
    Net Investment Income        --        --        --        --        --
    Net Realized Gain          (2.39)    (2.67)      --      (2.29)    (1.48)
                             -------   -------   -------   -------   -------
    Total Distributions        (2.39)    (2.67)      --      (2.29)    (1.48)
                             -------   -------   -------   -------   -------
    Net Asset Value, End of
     Period                  $ 15.57   $ 17.30   $ 16.06   $ 12.94   $ 18.76
                             =======   =======   =======   =======   =======
   Total Return                 5.19%    27.02%    24.21%   (20.86)%   31.44%
                             =======   =======   =======   =======   =======
   Ratios and Supplemental
    Data
    Net Assets, End of
     Period (Thousands)      $74,498   $62,158   $48,399   $42,219   $51,772
    Ratio of Expenses to
     Average Net Assets         1.21%     1.19%     1.29%     1.16%     1.21%
    Ratio of Net Investment
     Income to Average Net
     Assets                    (0.34)%   (0.43)%   (0.67)%   (0.48)%   (0.53)%
    Portfolio Turnover Rate      148%      130%      132%      120%      158%

RICE, HALL JAMES SMALL/MID CAP PORTFOLIO
-------------------------------------------------------------------------------


   Years Ended October 31,    2001      2000     1999      1998      1997#
  ----------------------------------------------------------------------------
   Net Asset Value,
    Beginning of Period      $ 17.93   $ 12.89  $ 12.89   $ 12.64   $ 10.00
                             -------   -------  -------   -------   -------
   Income from Investment
   Operations:
    Net Investment Income      (0.02)      --     (0.05)    (0.01)     0.03
    Net Realized and
     Unrealized Gain (Loss)     0.04      5.04     0.22      0.42      2.64
                             -------   -------  -------   -------   -------
    Total From Investment
     Operations                 0.02      5.04     0.17      0.41      2.67
                             -------   -------  -------   -------   -------
   Distributions:
    Net Investment Income      (0.00)@     --       --      (0.00)@   (0.03)
    Net Realized Gain          (5.59)      --     (0.17)    (0.16)      --
                             -------   -------  -------   -------   -------
    Total Distributions        (5.59)      --     (0.17)    (0.16)    (0.03)
                             -------   -------  -------   -------   -------
    Net Asset Value, End of
     Period                  $ 12.36   $ 17.93  $ 12.89   $ 12.89   $ 12.64
                             =======   =======  =======   =======   =======
   Total Return+                1.06%    39.10%    1.31%     3.33%    26.76%**
                             =======   =======  =======   =======   =======
   Ratios and Supplemental
    Data
    Net Assets, End of
     Period (Thousands)      $43,587   $21,207  $20,231   $21,780   $12,957
    Ratio of Expenses to
     Average Net Assets         1.25%     1.26%    1.25%     1.25%     1.25%*
    Ratio of Net Investment
     Income to Average Net
     Assets                    (0.18)%    0.02%   (0.47)%   (0.12)%    0.24%*
    Portfolio Turnover Rate       61%      119%      78%       83%       56%


# For the period from November 1, 1996 (commencement of operations) to October 31, 1997.
+ Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.
@  Value is less than $0.01 per share.

*  Annualized


** Not Annualized

The Rice, Hall James Portfolios

  Investors who want more information about a fund should read the fund's annual/semi-annual reports and the funds' statement of additional informa-tion. The annual/semi-annual reports of a fund provide additional informa-tion about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the funds and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, a fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds

                              PO Box 219081

                             Kansas City, MO 64121

                        (Toll free) 1-877-826-5465

                                  www.uam.com

  You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Ex-change Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Secu-rities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.

[LOGO] UAM

                            UAM Funds
                            Funds for the Informed Investor/sm/

The Sirach Portfolios

Institutional Class Shares Prospectus                     February 28, 2002


 Sirach Growth Portfolio
 Sirach Equity Portfolio
 Sirach Special Equity Portfolio
 Sirach Bond Portfolio
 Sirach Strategic Balanced Portfolio


                                  [LOGO] UAM

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents





Sirach Growth Portfolio................................ 1

 What is the Fund's Objective?..........................1
 What are the Fund's Principal Investment Strategies?...1
 What are the Fund's Principal Risks?...................1
 How has the Fund Performed?............................2
 What are the Fund's Fees and Expenses?.................3

Sirach Equity Portfolio.................................5

 What is the Fund's Objective?..........................5
 What are the Fund's Principal Investment Strategies?...5
 What are the Fund's Principal Risks?...................5
 How has the Fund Performed?............................6
 What are the Fund's Fees and Expenses?.................7

Sirach Special Equity Portfolio.........................9

 What is the Fund's Objective?..........................9
 What are the Fund's Principal Investment Strategies?...9
 What are the Fund's Principal Risks?..................10
 How has the Fund Performed?...........................10
 What are the Fund's Fees and Expenses?................11

Sirach Bond Portfolio..................................13

 What is the Fund's Objective?.........................13
 What are the Fund's Principal Investment Strategies?..13
 What are the Fund's Principal Risks?..................14
 How has the Fund Performed?...........................15
 What are the Fund's Fees and Expenses?................16

Sirach Strategic Balanced Portfolio....................18

 What is the Fund's Objective?.........................18
 What are the Fund's Principal Investment Strategies?..18
 What are the Fund's Principal Risks?..................19
 How has the Fund Performed?...........................21
 What are the Fund's Fees and Expenses?................22

Investing with the UAM Funds...........................24

 Buying Shares.........................................24
 Redeeming Shares......................................26

 Exchanging Shares.......................27
 Transaction Policies....................28
 Account Policies........................29

Additional Information About the Funds...32

 Other Investment Practices and
   Strategies............................32
 Investment Management...................33
 Shareholder Servicing Arrangements......34

Financial Highlights.....................36

 Sirach Growth Portfolio.................36
 Sirach Equity Portfolio.................37
 Sirach Special Equity Portfolio.........38
 Sirach Bond Portfolio...................39
 Sirach Strategic Balanced Portfolio.....40

 Sirach Growth Portfolio


WHAT IS THE FUND'S OBJECTIVE?

-------------------------------------------------------------------------------

  The Growth Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The Growth Portfolio normally seeks to achieve its objective by investing primarily in common stocks of companies of all sizes.





  The adviser invests the fund's assets in common stocks of companies that rank high on its proprietary ranking system. The adviser's system ranks securities using historical earnings growth and consistency, earnings ac-celeration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing par-ticular attention on identifying the factors influencing earnings, under-standing competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.


  The adviser identifies a review price for each security (approximately 20% below its purchase price) at the time it purchases the security. The ad-viser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredict-able drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a spe-cific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vul-nerable to adverse developments than larger companies.

  Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------


Calendar Year Returns

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.



                                    [CHART]

       1994     1995    1996    1997    1998    1999     2000     2001
      ------   ------  ------  ------  ------  ------   ------   ------
      (7.53)%  29.40%  23.18%  32.09%  25.95%  23.92%  (11.45)%  (20.75)%

  During the periods shown in the chart for the fund, the highest return for a quarter was 25.58% (quarter ending 12/31/98) and the lowest return for a quarter was -19.54% (quarter ending 3/31/01).


Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                                        Since
                                                       1 Year  5 Years 12/1/93*
  -----------------------------------------------------------------------------
   Average Annual Return Before Taxes                  -20.75%  7.67%   10.13%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions  -20.75%  2.06%    5.56%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                            -12.64%  4.92%    7.01%
  -----------------------------------------------------------------------------
   S&P 500 Composite Index# (reflects no deduction
    for fees, expenses or taxes)                       -11.88% 10.70%   13.98%
  -----------------------------------------------------------------------------


  *  Beginning of operations. Index comparisons begin on December 31, 1993.

  # S&P 500 Composite Index is an unmanaged index composed of 400 indus-trial stocks, 40 financial stocks, 40 utilities stocks and 20 transpor-tation stocks.


WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                       0.65%
  --------------------------------------------
   Other Expenses*                       0.61%
  --------------------------------------------
   Total Annual Fund Operating Expenses  1.26%


  * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in a fund because "Other Expenses" include amounts related to any expense offset arrange-ment a fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
   $128                   $400                              $692                              $1,523

 Sirach Equity Portfolio


WHAT IS THE FUND'S OBJECTIVE?

-------------------------------------------------------------------------------

  The Equity Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential. The fund may change its objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The Equity Portfolio invests at least 80% of its assets in equity securi-ties (primarily in common stocks) of companies of all sizes.


  The adviser invests the fund's assets in common stocks of companies that rank high on its proprietary ranking system. The adviser's system ranks securities using historical earnings growth and consistency, earnings ac-celeration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing par-ticular attention on identifying the factors influencing earnings, under-standing competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.

  The adviser identifies a review price for each security (approximately 20% below its purchase price) at the time it purchases the security. The ad-viser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredict-able drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a spe-cific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vul-nerable to adverse developments than larger companies.

  Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.

HOW HAS THE FUND PERFORMED?


-------------------------------------------------------------------------------

Calendar Year Returns


  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.



                                    [CHART]

                 1997      1998      1999      2000      2001
                ------    ------    ------    ------    ------
                29.97%    29.93%    23.28%   (18.98)%  (26.61)%

  During the periods shown in the chart for the fund, the highest return for a quarter was 25.01% (quarter ending 12/31/98) and the lowest return for a quarter was -24.58% (quarter ending 3/31/01).


Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in
      -
  vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                                        Since
                                                       1 Year  5 Years 7/1/96*
  ----------------------------------------------------------------------------
   Average Annual Return Before Taxes                  -26.61%  4.36%   6.38%
  ----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions  -26.61%  2.99%   5.06%
  ----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                            -16.21%  3.71%   5.37%
  ----------------------------------------------------------------------------
   Russell 1000 Growth Index# (reflects no deduction
    for fees, expenses or taxes)                       -20.42%  8.27%   9.34%


  *  Beginning of operations. Index comparisons begin on June 30, 1996.

  # The Russell 1000 Growth Index is an unmanaged index which measures the performance of these Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.



WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                       0.65%
  --------------------------------------------
   Other Expenses*                       0.53%
  --------------------------------------------
   Total Annual Fund Operating Expenses  1.18%


  * The fund's actual "Total Annual Fund Operating Expenses" for the most recent fiscal year were less than the amount shown above because the adviser waived a portion of its fees in order to keep "Total Annual Fund Operating Expenses" at a specified level. These fee waivers remain in place as of the date of this prospectus, but the adviser may discon-tinue all or part of this waiver at any time. With this fee waiver, the fund's actual total operating expenses are as follows:


      Sirach Equity
       Portfolio       0.90%

   In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More information about the fund's fees is provided in the "Investment Manage-ment--Investment Adviser" section.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
   $120                   $375                              $649                              $1,432

 Sirach Special Equity Portfolio

WHAT IS THE FUND'S OBJECTIVE?

-------------------------------------------------------------------------------

  The Special Equity Portfolio seeks to provide maximum long-term growth of capital, consistent with reasonable risk to principal, by investing in small capitalized companies with particularly attractive financial charac-teristics. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The Special Equity Portfolio seeks to achieve its objective by investing at least 80% of its assets in common stocks of companies that have market capitalizations within the market capitalization range of the Russell 2000 Growth Index at the time of purchase. As of December 31, 2001, the Russell 2000 Growth Index had a weighted average market capitalization of $840 million and consisted of companies with market capitalizations that ranged from $50 million to $2.97 billion. While the fund invests mainly in common stocks, it may also invest in other types of equity securities.


  The adviser invests the fund's assets in common stocks of companies that rank high on its proprietary ranking system. The adviser's system ranks securities using historical earnings growth and consistency, earnings ac-celeration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing par-ticular attention on identifying the factors influencing earnings, under-standing competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.

  The adviser identifies a review price for each security (approximately 20% to 25% below its purchase price) at the time it purchases the security. The adviser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.

  Normally, the Fund expects that cash reserves will represent less than 20% of its assets.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have nar-rower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

  Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.

HOW HAS THE FUND PERFORMED?


-------------------------------------------------------------------------------

Calendar Year Returns


  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

                                    [CHART]

   1992   1993   1994    1995   1996   1997   1998   1999    2000    2001
  ------ ------ ------  ------ ------ ------ ------ ------  ------  ------
  10.02% 18.89% (6.75)% 36.21% 12.09% 11.27%  5.64% 79.58%  (5.42)% (21.36)%


  During the periods shown in the chart for the fund, the highest return for a quarter was 43.96% (quarter ending 12/31/99) and the lowest return for a quarter was -26.88% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                       1 Year  5 Years 10 Years
  -----------------------------------------------------------------------------
   Average Annual Return Before Taxes                  -21.36%  9.44%   11.33%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions  -21.36%  0.74%    3.90%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                            -13.01%  3.96%    5.74%
  -----------------------------------------------------------------------------
   Russell 2000 Growth Index* (reflects no deduction
    for fees, expenses or taxes)                        -9.23%  2.87%    7.19%


  * The Russell 2000 Growth Index measures the performance of those Rus-sell 2000 companies with higher price-to-book ratios and higher fore-casted growth values.


WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                       0.70%
  --------------------------------------------
   Other Expenses*                       0.27%
  --------------------------------------------
   Total Annual Fund Operating Expenses  0.97%


  * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in a fund because "Other Expenses" include amounts related to any expense offset arrange-ment the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
   $99                    $309                              $536                              $1,190

 Sirach Bond Portfolio

WHAT IS THE FUND'S OBJECTIVE?

-------------------------------------------------------------------------------

  The Bond Portfolio seeks to achieve above-average total return, consistent with reasonable risk to principal, by investing primarily in dollar-denominated, investment-grade fixed-income securities. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The Bond Portfolio seeks to achieve its objective by investing at least 80% of its total assets in a diversified mix of dollar-denominated, in-vestment-grade debt securities.


  The adviser's fixed income management process includes four primary ele-ments:


  . Average Maturity: The adviser's goal is to vary the average life of the fund to take advantage of predicted changes in interest rates. The Bond Portfolio will have a longer duration when interest rates are predicted to fall and a shorter duration with rising interest rates.

  . Maturity Structure: The adviser will vary the mix of short, intermedi-ate and long securities to reach the target average duration. Interest rates change by different amounts at different maturities and the goal is to take advantage of the most beneficial changes.

  . Sector Allocation: The adviser will change the mix between government, corporate, and mortgage securities based on the attractiveness of each sector's yields and the outlook for changes in those yields.

  . Issue Selection: The adviser will select the best issues available to meet the duration, maturity structure and sector allocation targets. Securities will be selected based on the analysis of each security's fundamental creditworthiness, structure and relative valuation.




  The adviser will adjust the maturity/duration, maturity structure, sector weightings and individual issues of the fund based on its assessment of current economic conditions, trends and relative valuations. This includes constantly monitoring the investments in the fund to determine if the se-curities still meet the expectations of the adviser. Securities are sold when they can be replaced with securities that will add more value to the fund.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to rein-vest the money at a lower interest rate.

  The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by esti-mating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt se-curity will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security. The duration of the Fund is normally kept within plus or minus 20% of the Lehman Brothers Ag-gregate Bond Index.

  Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier or after the stated maturity date. Debt securities are most likely to be called when interest rates are fall-ing because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effec-tive or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents. The average maturity of the Fund is generally kept within plus or minus 1.5 years of the Lehman Brothers Aggregate Bond Index.

  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes un-able to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Ad-verse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

HOW HAS THE FUND PERFORMED?


-------------------------------------------------------------------------------

Calendar Year Returns


  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.



                                    [CHART]

                    1998       1999       2000      2001
                   ------     ------    --------   ------
                    7.83%     (0.78)%    11.28%     3.97%

  During the periods shown in the chart for the fund, the highest return for a quarter was 4.54% (quarter ending 12/31/00) and the lowest return for a quarter was -1.54% (quarter ending 12/31/01).

Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                                        Since
                                                                1 Year 11/3/97*
  -----------------------------------------------------------------------------
   Average Annual Return Before Taxes                           3.97%   5.74%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions           1.76%   3.20%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions and Sale
    of Fund Shares                                              2.46%   3.33%
  -----------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index# (reflects no
    deduction for fees, expenses or taxes)                      8.42%   6.99%
  -----------------------------------------------------------------------------


  *  Beginning of operations. Index comparisons begin on November 30, 1997.


  # An unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Bond Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury is-sues, agency issues, corporate bond issues and mortgage backed securi-ties. It includes fixed rate issuers of investment grade (Baa 3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.


WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                       0.35%
  --------------------------------------------
   Other Expenses*                       0.39%
  --------------------------------------------
   Total Annual Fund Operating Expenses  0.74%


  * The fund's actual "Total Annual Fund Operating Expenses" for the most recent fiscal year were less than the amount shown above because the adviser waived a portion of its fees in order to keep "Total Annual Fund Operating Expenses" at a specified level. These fee waivers remain in place as of the date of this prospectus, but the adviser may discon-tinue all or part of this waiver at any time. With this fee waiver, the fund's actual total operating expenses are as follows:



     Sirach Bond Portfolio   0.50%


   In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More information about the fund's fees is provided in the "Investment Manage-ment--Investment Adviser" section.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
   $76                    $237                              $411                               $918

 Sirach Strategic Balanced Portfolio

WHAT IS THE FUND'S OBJECTIVE?

-------------------------------------------------------------------------------

  The Strategic Balanced Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing in a diversified fund of common stocks and fixed income securities. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The Strategic Balanced Portfolio invests in a combination of stocks, bonds and short-term cash equivalents. Normally, the fund will invest approxi-mately 35% to 70% of its assets in equity securities, and 25% to 50% of its assets in debt securities. While the adviser can vary the composition of the fund within those ranges, it will typically invest approximately 55% to 60% of the fund's assets in equity securities and 40% to 45% in debt securities. The fund will invest at least 25% of its total assets in senior debt securities, including preferred stock.

  The fund invests in equity and debt securities using the same techniques and strategies as the Growth and Bond Portfolios, respectively. With re-spect to the Equity portion of the fund's assets, the adviser invests in common stocks of companies that rank high on its proprietary ranking sys-tem. The adviser's system ranks securities using historical earnings growth and consistency, earnings acceleration, prospective earnings "sur-prise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional funda-mental security analysis, focusing particular attention on identifying the factors influencing earnings, understanding competitive advantages and ex-amining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide supe-rior rates of return over an extended period relative to the stock market in general.


  The adviser identifies a review price for each security (approximately 20% below its purchase price) at the time it purchases the security. The ad-viser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.


  With respect to the bond portion of the fund's assets, the adviser's fixed income management process includes four primary elements:

  . Average Maturity: The adviser's goal is to vary the average life of the fund to take advantage of predicted changes in interest rates. The Fund will have a longer duration when interest rates are predicted to fall and a shorter duration with rising interest rates.


  . Maturity Structure: The adviser will vary the mix of short, intermedi-ate and long securities to reach the target average duration. Interest rates change by different amounts at different maturities and the goal is to take advantage of the most beneficial changes.


  . Sector Allocation: The adviser will change the mix between government, corporate, and mortgage securities based on the attractiveness of each sector's yields and the outlook for changes in those yields.


  . Issue Selection: The adviser will select the best issues available to meet the duration, maturity structure and sector allocation targets. Securities will be selected based on the analysis of each security's fundamental creditworthiness structure and relative valuation.




  The adviser will adjust the maturity/duration, maturity structure, sector weightings and individual issues of the fund based on its assessment of current economic conditions, trends and relative valuations. This includes constantly monitoring the investments in the fund to determine if the se-curities still meet the expectations of the adviser. Securities are sold when they can be replaced with securities that will add more value to the fund.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

Risks Associated with Investing in Equities

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a spe-cific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vul-nerable to adverse developments than larger companies.

  Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.

Risks Associated with Investing in Bonds

  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to rein-vest the money at a lower interest rate.

  The concept of duration is useful in assessing the sensitivity of the fixed-income portion of the fund's assets to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt-se-curity for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus the higher the duration, the more volatile the security. The duration of the fixed income portion of the fund's assets is normally kept within plus or minus 20% of the Lehman Brothers Aggregate Bond Index.

  Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier or after the stated maturity date. Debt securities are most likely to be called when interest rates are fall-ing because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effec-tive or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents. The average maturity of the fixed income portion of the fund's assets is generally kept within plus or minus 1.5 years of the Lehman Brothers Aggregate Bond Index.


  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes un-able to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Ad-verse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------



Calendar Year Returns


  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

                                    [CHART]

        1994     1995    1996    1997    1998    1999     2000     2001
       ------   ------  ------  ------  ------  ------   ------   ------
       (6.92)%  25.98%  13.20%  21.86%  19.35%  13.48%   (2.89)%  (9.44)%

  During the periods shown in the chart for the fund, the highest return for a quarter was 14.73% (quarter ending 12/31/98) and the lowest return for a quarter was -9.62% (quarter ending 3/31/01).


Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                                        Since
                                                       1 Year  5 Years 12/1/93*
  -----------------------------------------------------------------------------
   Average Annual Return Before Taxes                   -9.44%  7.74%    8.65%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions  -10.12%  4.15%    5.28%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                             -5.76%  4.94%    5.63%
  -----------------------------------------------------------------------------
   S&P 500 Composite Index+ (reflects no deduction
    for fees, expenses or taxes)                       -11.88% 10.70%   13.98%
  -----------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index++ (reflects
    no deduction for fees, expenses or taxes)            8.42%  7.43%    6.90%
  -----------------------------------------------------------------------------
   Balanced Benchmark# (reflects no deduction for
    fees, expenses or taxes)                            -3.72%  9.81%   11.40%


  *  Beginning of operations. Index comparisons begin on December 31, 1993.


  + S&P 500 Composite Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.


  ++ Lehman Brothers Aggregate Bond Index is an unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Bond Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

  # Balanced Benchmark is comprised of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Index.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                       0.65%
  --------------------------------------------
   Other Expenses*                       0.40%
  --------------------------------------------
   Total Annual Fund Operating Expenses  1.05%


  * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in a fund because "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
   $107                   $334                              $579                              $1,283

 Investing With the UAM Funds



BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your ac-count number and a fund name.

  Regular Mail Address

  UAM Funds

  PO Box 219081

  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.


By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


Minimum Investments

  You can open an account with a fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  Each fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.


                                        Trading           Fund
   Fund Name                            Symbol    CUSIP   Code
--------------------------------------------------------------
   Sirach Growth Portfolio               SGRWX  902555655 926
--------------------------------------------------------------
   Sirach Equity Portfolio               SIEQX  902555457 924
--------------------------------------------------------------
   Sirach Special Equity Portfolio       SSEPX  902555598 928
--------------------------------------------------------------
   Sirach Bond Portfolio                 SBNDX  902555291 922
--------------------------------------------------------------
   Sirach Strategic Balanced Portfolio   SSBAX  902555622 930


Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:


  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.



By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to fur- nish ad-ditional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.


  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.


Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, each fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automati-cally reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in a fund. This summary does not apply to shares held in an indi-vidual retirement account or other tax-qualified plan, which are not sub-ject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its in-vestments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a divi-dend."


  A fund's dividends that are paid to its corporate shareholders and are at-tributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in comput-ing your tax basis, you should keep your account statements for the peri-ods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares. Additionally, any loss realized on a sale, ex-change or redemption of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


  Backup Withholding By law, a fund must withhold a percentage of your dis-tributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return pay-ments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient." For 2002-2003, the percentage required to be withheld is 30%.


State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

 Additional Information about the Funds



OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ invest-ment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of a fund's investment practices and its risks, you should read the SAI.

Derivatives

  The Bond and Strategic Balanced Portfolios may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Deriva-tives are often more volatile than other investments and may magnify a fund's gains or losses. There are various factors that affect a fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a fund buys or sells. A fund could be negatively affected if the change in market value of its se-curities fails to correlate perfectly with the values of the derivatives it purchased or sold.


American Depositary Receipts (ADRs)

  The Growth, Equity, Special Equity and Balanced Portfolios may invest in ADRs. The Growth and Strategic Balanced Portfolios may only invest up to 20% of their assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and gener-ally trade on an established market in the United States or elsewhere. Al-though ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.


  Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse politi-cal and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and dif-ficulties obtaining information about foreign companies can negatively af-fect investment decisions.


Short-Term Investing



  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, a fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government se-curities. These instruments would not ordinarily be consistent with a fund's principal investment strategies, and may prevent the fund from achieving its investment objective. A fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties also may temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


Portfolio Turnover

  The funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) re-alized by the fund. Shareholders must pay tax on such capital gains.

INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------

Investment Adviser

  Sirach Capital Management, Inc., located at 520 Pike Tower, 28th Floor, Seattle, Washington 98101-1389, is each fund's investment adviser. The ad-viser manages and supervises the investment of each fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a financial services company based in the United Kingdom. For its services, each fund pays the adviser a fee, as set forth in the table below.

  In addition, the adviser has voluntarily agreed to limit the total ex-penses of the Equity and Bond Portfolios (excluding interest, taxes, bro-kerage commissions and extraordinary expenses) to 0.90% and 0.50% of aver-age net assets, respectively. To maintain these expense limits, the ad-viser may waive a portion of its management fee and/or reimburse certain expenses of a fund. The adviser intends to continue its expense limita-tions until further notice, but may discontinue them at any time. The ta-ble lists the amount each fund paid the adviser during the most recent fiscal year, as a percentage of its average net assets.


                                                   Special  Strategic
                               Growth    Equity    Equity   Balanced    Bond
                              Portfolio Portfolio Portfolio Portfolio Portfolio
  -----------------------------------------------------------------------------
   Management Fee               0.65%     0.65%     0.70%     0.65%     0.35%
  -----------------------------------------------------------------------------
   Expense Limit                  N/A     0.90%       N/A       N/A     0.50%
  -----------------------------------------------------------------------------
   Advisory Fees Paid During
    Most Recent Fiscal Year     0.65%     0.37%     0.70%     0.65%     0.11%


Portfolio Managers

  A team of the adviser's investment professionals has primary responsibil-ity for the day-to-day management of each fund. For more information on the composition of the team managing a fund, please see the SAI.


SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.


  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of a fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with a fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  A fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. A fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.



  Funds Distributor, Inc., the UAM Funds' principal underwriter, may partic-ipate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from a fund.


  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to a fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to a fund.

 Financial Highlights


  The financial highlights table is intended to help you understand the fi-nancial performance of each fund for the past five years. Certain informa-tion contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the UAM Funds at 1-877-826-5465.

SIRACH GROWTH PORTFOLIO

-------------------------------------------------------------------------------
   Years Ended October 31,      2001      2000      1999      1998      1997
  -----------------------------------------------------------------------------
   Net Asset Value, Beginning
    of Period                  $ 11.06   $ 14.63   $ 13.76   $ 15.44  $  14.01
                               -------   -------   -------   -------  --------
   Income from Investment
    Operations:
    Net Investment Income        (0.04)    (0.06)    (0.06)     0.02      0.12
    Net Realized and
     Unrealized Gain (Loss)      (3.34)     2.00      3.37      1.47      3.55
                               -------   -------   -------   -------  --------
    Total From Investment
     Operations                  (3.38)     1.94      3.31      1.49      3.67
                               -------   -------   -------   -------  --------
   Distributions:
    Net Investment Income           --        --        --     (0.04)    (0.13)
    Net Realized Gain            (1.60)    (5.51)    (2.44)    (3.13)    (2.11)
                               -------   -------   -------   -------  --------
    Total Distributions          (1.60)    (5.51)    (2.44)    (3.17)    (2.24)
                               -------   -------   -------   -------  --------
   Net Asset Value, End of
    Period                     $  6.08   $ 11.06   $ 14.63   $ 13.76  $  15.44
                               =======   =======   =======   =======  ========
   Total Return                 (34.30)%   14.69%    26.90%    11.45%    30.86%
                               =======   =======   =======   =======  ========
   Ratios and Supplemental
    Data
    Net Assets, End of Period
     (Thousands)               $31,634   $67,376   $62,231   $84,423  $132,530
    Ratio of Expenses to
     Average Net Assets           1.26%     1.09%     1.01%     0.91%     0.90%
    Ratio of Net Investment
     Income to Average Net
     Assets                      (0.47)%   (0.44)%   (0.35)%    0.17%     0.84%
    Portfolio Turnover Rate         70%       71%       90%      103%      138%

SIRACH EQUITY PORTFOLIO

-------------------------------------------------------------------------------
   Years Ended October 31,      2001      2000      1999      1998      1997
  -----------------------------------------------------------------------------
   Net Asset Value, Beginning
    of Period                  $ 17.42   $ 19.36   $ 15.59   $ 13.98   $ 10.97
                               -------   -------   -------   -------   -------
   Income from Investment
    Operations:
    Net Investment Income        (0.03)    (0.07)    (0.04)    (0.01)     0.03
    Net Realized and
     Unrealized Gain (Loss)      (6.76)     1.65      4.08      2.01      3.06
                               -------   -------   -------   -------   -------
    Total From Investment
     Operations                  (6.79)     1.58      4.04      2.00      3.09
                               -------   -------   -------   -------   -------
   Distributions:
    Net Investment Income           --        --        --     (0.01)    (0.02)
    Net Realized Gain            (0.92)    (3.52)    (0.27)    (0.38)    (0.06)
                               -------   -------   -------   -------   -------
    Total Distributions          (0.92)    (3.52)    (0.27)    (0.39)    (0.08)
                               -------   -------   -------   -------   -------
   Net Asset Value, End of
    Period                     $  9.71   $ 17.42   $ 19.36   $ 15.59   $ 13.98
                               =======   =======   =======   =======   =======
   Total Return+                (40.64)%    7.62%    26.17%    14.63%    28.34%
                               =======   =======   =======   =======   =======
   Ratios and Supplemental
    Data
    Net Assets, End of Period
     (Thousands)               $42,404   $73,491   $43,125   $37,939   $26,169
    Ratio of Expenses to
     Average Net Assets           0.90%     0.90%     0.90%     0.90%     0.90%
    Ratio of Net Investment
     Income to Average Net
     Assets                      (0.24)%   (0.43)%   (0.21)%   (0.08)%    0.30%
    Portfolio Turnover Rate         92%       73%      121%       75%       89%




  + Total return would have been different had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

SIRACH SPECIAL EQUITY PORTFOLIO

-----------------------------------------------------------------------------------
   Years Ended October 31,     2001       2000       1999       1998       1997
  ---------------------------------------------------------------------------------
   Net Asset Value,
    Beginning of Period      $  13.19   $  13.36   $  10.09   $  14.95   $  17.98
                             --------   --------   --------   --------   --------
   Income from Investment
    Operations:
    Net Investment Income       (0.03)     (0.07)     (0.07)     (0.10)     (0.09)
    Net Realized and
     Unrealized Gain (Loss)     (3.75)      4.40       5.85      (1.90)      0.98
                             --------   --------   --------   --------   --------
    Total From Investment
     Operations                 (3.78)      4.33       5.78      (2.00)      0.89
                             --------   --------   --------   --------   --------
   Distributions:
    Net Investment Income          --         --         --         --         --
    Net Realized Gain           (4.28)     (4.50)     (2.51)     (2.86)     (3.92)
                             --------   --------   --------   --------   --------
    Total Distributions         (4.28)     (4.50)     (2.51)     (2.86)     (3.92)
                             --------   --------   --------   --------   --------
   Net Asset Value, End of
    Period                   $   5.13   $  13.19   $  13.36   $  10.09   $  14.95
                             ========   ========   ========   ========   ========
   Total Return                (37.24)%    36.47%     71.28%    (14.99)%     8.11%
                             ========   ========   ========   ========   ========
   Ratios and Supplemental
    Data
    Net Assets, End of
     Period (Thousands)      $127,815   $215,910   $184,377   $154,373   $368,430
    Ratio of Expenses to
     Average Net Assets          0.97%      0.88%      0.94%      0.92%      0.89%
    Ratio of Net Investment
     Income to Average Net
     Assets                     (0.54)%    (0.49)%    (0.57)%    (0.61)%    (0.53)%
    Portfolio Turnover Rate       157%       143%       205%       126%       114%

SIRACH BOND PORTFOLIO

------------------------------------------------------------------------------
   Years Ended October 31,                 2001     2000     1999    1998++
  ----------------------------------------------------------------------------
   Net Asset Value, Beginning of Period  $   9.68  $  9.70  $ 10.35  $ 10.00
                                         --------  -------  -------  -------
   Income from Investment Operations:
    Net Investment Income                    0.58     0.62     0.60     0.59
    Net Realized and Unrealized Gain
     (Loss)                                  0.48    (0.01)   (0.54)    0.28
                                         --------  -------  -------  -------
    Total From Investment Operations         1.06     0.61     0.06     0.87
                                         --------  -------  -------  -------
   Distributions:
    Net Investment Income                   (0.59)   (0.63)   (0.60)   (0.52)
    Net Realized Gain                          --       --    (0.11)      --
                                         --------  -------  -------  -------
    Total Distributions                     (0.59)   (0.63)   (0.71)   (0.52)
                                         --------  -------  -------  -------
   Net Asset Value, End of Period        $  10.15  $  9.68  $  9.70  $ 10.35
                                         ========  =======  =======  =======
   Total Return+                            11.14%    6.57%    0.58%    8.84%@
                                         ========  =======  =======  =======
   Ratios and Supplemental Data
    Net Assets, End of Period
     (Thousands)                         $116,144  $84,661  $64,847  $63,409
    Ratio of Expenses to Average Net
     Assets                                  0.50%    0.50%    0.50%    0.51%*
    Ratio of Net Investment Income to
     Average Net Assets                      5.80%    6.45%    5.90%    5.95%*
    Portfolio Turnover Rate                   191%     150%     170%     168%


  * Annualized.
  @ Not annualized.
  ++For the period from November 3, 1997 (commencement of operation) to Oc-
    tober 31, 1998.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

SIRACH STRATEGIC BALANCED PORTFOLIO

-------------------------------------------------------------------------------
   Years Ended October 31,         2001      2000     1999     1998     1997
  -----------------------------------------------------------------------------
   Net Asset Value, Beginning of
    Period                        $ 11.59   $ 12.32  $ 11.56  $ 12.44  $ 11.99
                                  -------   -------  -------  -------  -------
   Income from Investment
    Operations:
    Net Investment Income            0.16      0.24     0.25     0.28     0.37
    Net Realized and Unrealized
     Gain (Loss)                    (1.98)     1.05     1.49     0.88     1.81
                                  -------   -------  -------  -------  -------
    Total From Investment
     Operations                     (1.82)     1.29     1.74     1.16     2.18
                                  -------   -------  -------  -------  -------
   Distributions:
    Net Investment Income           (0.21)    (0.25)   (0.25)   (0.29)   (0.37)
    Net Realized Gain               (0.79)    (1.77)   (0.73)   (1.75)   (1.36)
                                  -------   -------  -------  -------  -------
    Total Distributions             (1.00)    (2.02)   (0.98)   (2.04)   (1.73)
                                  -------   -------  -------  -------  -------
   Net Asset Value, End of
    Period                        $  8.77   $ 11.59  $ 12.32  $ 11.56  $ 12.44
                                  =======   =======  =======  =======  =======
   Total Return                    (16.62)%   11.07%   15.74%   10.63%   20.78%
                                  =======   =======  =======  =======  =======
   Ratios and Supplemental Data
    Net Assets, End of Period
     (Thousands)                  $54,867   $71,989  $71,014  $84,522  $86,204
    Ratio of Expenses to Average
     Net Assets                      1.05%     1.00%    1.01%    1.01%    0.97%
    Ratio of Net Investment
     Income to Average Net
     Assets                          2.08%     1.99%    2.00%    2.39%    3.06%
    Portfolio Turnover Rate           111%       68%      83%      87%     128%

The Sirach Portfolios

  Investors who want more information about a fund should read the fund's annual/semi-annual reports and the funds' statement of additional informa-tion. The annual/semi-annual reports of a fund provide additional informa-tion about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the funds and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, a fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds

                              PO Box 219081

                             Kansas City, MO 64121

                        (Toll free) 1-877-826-5465

                                  www.uam.com

  You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Ex-change Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Secu-rities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.

[UAM LOGO]

                            UAM Funds
                            Funds for the Informed Investor/sm/

The TS&W Portfolios

Institutional Class Shares Prospectus                     February 28, 2002


                     TS&W Equity Portfolio
                     TS&W Fixed Income Portfolio
                     TS&W International Equity Portfolio



                                                                      [LOGO] UAM

  The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

 Table Of Contents





TS&W Equity Portfolio.........................................................1

 What is the Fund's Investment Objective?.....................................1
 What are the Fund's Principal Investment Strategies?.........................1
 What are the Fund's Principal Risks?.........................................2
 How has the Fund Performed?..................................................2
 What are the Fund's Fees and Expenses?.......................................4

TS&W Fixed Income Portfolio...................................................5

 What is the Fund's Investment Objective?.....................................5
 What are the Fund's Principal Investment Strategies?.........................5
 What are the Fund's Principal Risks?.........................................6
 How has the Fund Performed?..................................................7
 What are the Fund's Fees and Expenses?.......................................8

TS&W International Equity Portfolio..........................................10

 What is the Fund's Investment Objective?....................................10
 What are the Fund's Principal Investment Strategies?........................10
 What are the Fund's Principal Risks?........................................11
 How has the Fund Performed?.................................................12
 What are the Fund's Fees and Expenses?......................................13

Investing with the UAM Funds.................................................15

 Buying Shares...............................................................15
 Redeeming Shares............................................................17
 Exchanging Shares...........................................................18
 Transaction Policies........................................................19
 Account Policies............................................................20

Additional Information About the Funds.......................................23

 Other Investment Practices and Strategies...................................23
 Investment Management.......................................................24
 Shareholder Servicing Arrangements..........................................25

Financial Highlights.........................................................26

 Equity Portfolio............................................................26
 Fixed Income Portfolio......................................................27
 International Equity Portfolio..............................................28

 TS&W Equity Portfolio

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

-------------------------------------------------------------------------------

  The Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The fund may change its ob-jective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

-------------------------------------------------------------------------------

  The Equity Portfolio normally seeks to achieve its goal by investing at least 80% of its assets in a diversified portfolio of common stocks of companies that are relatively large in terms of revenues and assets, and a market capitalization that exceeds $3 billion at time of purchase. Al-though the fund will primarily draw its holdings from larger, more sea-soned or established companies, it may also invest in companies of varying size as measured by assets, sales or capitalization. The fund will empha-size common stocks, but may also invest in other types of equity securi-ties.


  The adviser pursues a relative value-oriented philosophy and attempts to be risk averse believing that preserving capital in weak market environ-ments should lead to above-average returns over the long run. Typically, the adviser prefers to invest in companies that possess above-average fi-nancial characteristics in terms of balance sheet strength and profitabil-ity measures and yet have a ratio of price-to-earnings, price-to-yield, price-to-sales, or price-to-book value that is below the long-term average for that company.

  The adviser's stock selection process combines an economic top-down ap-proach with valuation and fundamental analysis. The adviser looks for areas of the economy that it expects to have above-average earnings growth and stability over the next one to five years by analyzing the economy and historical corporate earnings trends. Through valuation analysis, the ad-viser seeks undervalued sectors, industries and companies in the market. In conducting its assessment, the adviser uses tools and measures such as a dividend discount model, relative value screens, price/earnings ratios, price to book ratios and dividend yields. Fundamental analysis is per-formed on industries and companies to verify their potential attractive-ness for investment. The adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and other companies in the market.

  The adviser typically sells securities when economic, valuation and funda-mental criteria are no longer met; more attractive alternatives are found; or reduced risk returns from cash equivalents appear to be more attrac-tive.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.


  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------



  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

                                    [GRAPH]

         1993    1994    1995    1996    1997   1998    1999    2000    2001
       ------  ------  ------  ------  ------  -----  ------  ------  ------
       12.81%  -0.60%  26.33%  21.33%  25.98%  7.24%  11.18%   2.56%  -0.88%

  During the periods shown in the chart for the fund, the highest return for a quarter was 14.43% (quarter ending 6/30/97) and the lowest return for a quarter was -11.18% (quarter ending 9/30/01).


Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.




                                                                        Since
                                                       1 Year  5 Years 7/17/92*
  -----------------------------------------------------------------------------
   Average Annual Return Before Taxes                   -0.88%  8.83%   10.82%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions   -1.53%  5.03%    7.84%
  -----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                             -0.15%  5.68%    7.72%
  -----------------------------------------------------------------------------
   S&P 500 Composite Index# (reflects no deduction
    for fees, expenses or taxes)                       -11.88% 10.70%   13.38%


  *  Beginning of operations. Index comparisons begin on 7/31/92.

  # An unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from the fund assets. Therefore, shareholders indirectly pay the fund's annual operating ex-penses, as described below.


   Management Fee                        0.75%
  --------------------------------------------
   Other Expenses*                       0.44%
  --------------------------------------------
   Total Annual Fund Operating Expenses  1.19%


  * "Other Expenses" presented in the table include amounts related to any expense offset arrangement the fund may have that would reduce its cus-todial fee based on the amount of cash the fund maintains with its cus-todian.


Example

  This example can help you to compare the cost of investing in this fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your ac-tual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                             5 Years                             10 Years
  -------------------------------------------------------------------------------------------------------
   $  121                $   378                             $   654                             $  1,443

 TS&W Fixed Income Portfolio

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

-------------------------------------------------------------------------------

  The Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The fund may change its in-vestment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The Fixed Income Portfolio normally seeks to achieve its goal by investing at least 80% of its assets in a diversified mix of investment-grade debt securities. Although the fund currently intends to limit its investments to investment-grade securities, it may invest up to 20% of its total as-sets in debt securities rated below investment-grade (junk bonds), pre-ferred stocks and convertible securities, which have debt characteristics.

  The adviser expects to actively manage the fund to meet its investment ob-jectives. The adviser attempts to be risk averse, believing that preserv-ing principal in periods of rising interest rates should lead to above-average returns over the long run. The adviser will structure the fund based largely on its assessment of:

  .   Current economic conditions and trends;

  .   The Federal Reserve Board's management of monetary policy;

  .   Fiscal policy;

  .   Inflation expectations;

  .   Government and private credit demands; and

  .   Global conditions.

  Once the adviser has carefully analyzed these factors it will formulate an outlook for the direction of interest rates and will adjust the maturity and/or duration of the fund accordingly. The adviser expects the weighted maturity of the fund to range from six to twelve years and its duration to range from four to six years.

  In addition, the adviser tries to emphasize relative values and interest rate spreads within selected maturity ranges, credit qualities and cou-pons; and the liquidity and marketability of individual issues and diver-sification within the fund.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forc-ing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to rein-vest the money at a lower interest rate.


  The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by esti-mating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt se-curity will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

  Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier or after the stated maturity date. Debt securities are most likely to be called when interest rates are fall-ing because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effec-tive or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.


  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes un-able to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the ca-pacity of the issuer to pay interest and repay principal.

  High yield bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) compa-nies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condi-tions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to in-vestment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------



  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


Calendar Year Returns


                                     [GRAPH]

         1993    1994    1995    1996    1997   1998    1999    2000    2001
       ------  ------  ------  ------  ------  -----  ------  ------  ------
        9.59%  -4.23%  17.13%   2.29%   9.24%  8.93%  -2.75%  10.58%   6.00%

  During the periods shown in the chart for the fund, the highest return for a quarter was 5.91% (quarter ending 6/30/95) and the lowest return for a quarter was -3.29% (quarter ending 3/31/94).


Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                                       Since
                                                       1 Year 5 Years 7/17/92*
  ----------------------------------------------------------------------------
   Average Annual Return Before Taxes                  6.00%   6.29%   6.06%
  ----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions  3.81%   3.86%   3.80%
  ----------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                            3.64%   3.82%   3.74%
  ----------------------------------------------------------------------------
   Lehman Brothers Government/Credit Bond Index#
    (reflects no deduction for fees, expenses or
    taxes)                                             6.32%   6.93%   6.94%


  *  Beginning of operations. Index comparisons begin on 7/31/92.

  # An unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds.


WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fee                        0.45%
  --------------------------------------------
   Other Expenses*                       0.43%
  --------------------------------------------
   Total Annual Fund Operating Expenses  0.88%


  * "Other Expenses" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in this fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your ac-tual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                             5 Years                             10 Years
  -------------------------------------------------------------------------------------------------------
   $   90                $   281                             $   488                             $  1,084

 TS&W International Equity Portfolio

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

-------------------------------------------------------------------------------

  The International Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversi-fied portfolio of common stocks of primarily non-U.S. issuers on a world-wide basis. The fund may change its investment objective without share-holder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The International Equity Portfolio normally seeks to achieve its goal by investing at least 80% of its assets in equity securities of foreign com-panies representing at least three countries other than the United States and currently intends to invest in at least 12 countries other than the United States. The adviser will emphasize established companies in indi-vidual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.


  Generally, the fund will invest in equity securities of established compa-nies listed on foreign securities exchanges, but it may also invest in se-curities traded over-the-counter. Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of va-rying size as measured by assets, sales or capitalization. The fund will invest primarily in securities of companies domiciled in developed coun-tries, but may also invest in developing countries. The fund seeks to in-vest in companies the adviser believes will benefit from global trends, promising business or product developments. The adviser also looks for specific country opportunities resulting from changing economic, social and political trends. In selecting securities, the adviser stresses eco-nomic analysis, fundamental security analysis and valuation analysis. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks.

  The adviser sells securities when the security no longer meets the advis-er's economic, valuation and fundamental criteria; or it finds more at-tractive alternatives.

  The fund also may invest in investment-grade debt securities when the ad-viser believes the potential for total return from debt securities will equal or exceed that available from investments in equity securities.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depository Receipts (ADRs) and European Depository Receipts (EDRs) are al-ternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. For-eign investments, especially investments in emerging markets, can be risk-ier and more volatile than investments in the United States. Adverse po-litical and economic developments or changes in the value of foreign cur-rency can make it harder for the fund to sell its securities and could re-duce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can neg-atively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.


  Since the adviser selects securities for the fund using a value oriented approach, the fund takes on the risks that are associated with a value oriented investment approach. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to rein-vest the money at a lower interest rate.

  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes un-able to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Ad-verse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

HOW HAS THE FUND PERFORMED?


-------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


Calendar Year Returns


                                    [GRAPH]

      1993    1994    1995    1996    1997   1998    1999    2000    2001
     ------  ------  ------  ------  ------  -----  ------  ------  ------
     32.71%  -0.78%   7.21%  10.66%   2.45%  8.26%  59.06% -15.17% -21.75%


  During the periods shown in the chart for the fund, the highest return for a quarter was 27.73% (quarter ending 12/31/99) and the lowest return for a quarter was -18.05% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2001

  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                                       Since
                                                     1 Year  5 Years 12/18/92*
  ----------------------------------------------------------------------------
   Average Annual Return Before Taxes                -21.75%  3.21%    6.92%
  ----------------------------------------------------------------------------
   Average Annual Return After Taxes on
    Distributions                                    -21.68%  1.84%    5.94%
  ----------------------------------------------------------------------------
   Average Annual Return After Taxes on
    Distributions and Sale of Fund Shares            -13.09%  2.98%    5.95%
  ----------------------------------------------------------------------------
   Morgan Stanley Capital International EAFE Index#
    (reflects no deduction for fees, expenses or
    taxes)                                           -21.44%  0.89%    6.50%


  *  Beginning of operations. Index comparisons begin on 12/31/92.

  # An index that shows arithmetic, market value--weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the section on "Transaction Policies."

   Shareholder Transaction Fees
  -----------------------------------------------------------
   Redemption Fee (as a percentage of amount redeemed)  1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from the assets of the fund. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fee                        1.00%
  --------------------------------------------
   Other Expenses*                       0.43%
  --------------------------------------------
   Total Annual Fund Operating Expenses  1.43%


  * "Other Expenses" presented in the table include amounts related to any expense offset arrangement the fund may have that would reduce its cus-todial fee based on the amount of cash the fund maintains with its cus-todian.


Example

  This example can help you to compare the cost of investing in this fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your ac-tual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                             5 Years                             10 Years
  -------------------------------------------------------------------------------------------------------
   $  146                $   452                             $   782                             $  1,713

 Investing with the UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your ac-count number and a fund name.

  Regular Mail Address

  UAM Funds

  PO Box 219081

  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online


  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.


By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


Minimum Investments

  You can open an account with a fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  Each fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

                                         Trading                                   Fund
   Fund Name                             Symbol                CUSIP               Code
  -------------------------------------------------------------------------------------
   Equity Portfolio                       TSWEX              902555499             936
  -------------------------------------------------------------------------------------
   Fixed Income Portfolio                 TSWFX              902555481             937
  -------------------------------------------------------------------------------------
   International Equity Portfolio         TSWIX              902555473             938

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the Fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:


  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.



By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). If shares of the fund have been held for at least 90 days, the fund will not deduct a redemption fee on exchanged shares.


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.


  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Redemption Fee


  The International Equity Portfolio will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than ninety (90) days. In determining how long shares of the fund have been held, the UAM Funds assume that shares held by the investor the longest period of time will be sold first.

  The fund will retain the fee for the benefit of the remaining sharehold-ers. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemp-tion fee to discourage market timing by those shareholders initiating re-demptions to take advantage of short-term market movements.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the Equity Portfolio distributes its net investment income quar-terly, and the International Equity Portfolio distributes its net invest-ment income annually. The Fixed Income Portfolio declares its net invest-ment income daily and distributes it monthly. Each fund distributes its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of a fund, un-less you elect on your account application to receive them in cash.


Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in a fund. This summary does not apply to shares held in an indi-vidual retirement account or other tax-qualified plan, which are not sub-ject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its in-vestments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a divi-dend."


  A fund's dividends that are paid to its corporate shareholders and are at-tributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in comput-ing your tax basis, you should keep your account statements for the peri-ods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares. Additionally, any loss realized on a sale, ex-change or redemption of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


  Backup Withholding By law, a fund must withhold a percentage of your dis-tributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return pay-ments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient." For 2002-2003, the percentage required to be withheld is 30%.


State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

 Additional Information About the Funds


OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ invest-ment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For information concerning these and other investment practices and their risks, you should read the SAI.

American Depositary Receipts (ADRs)

  The Equity Portfolio may invest up to 20% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.


  Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and dif-ficulties obtaining information about foreign companies can negatively af-fect investment decisions.


Derivatives

  The funds may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect their investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a fund's gains or losses. There are various factors that affect the funds' ability to achieve their objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. A fund could be negatively af-fected if the change in market value of their securities fails to corre-late perfectly with the values of the derivatives it purchased or sold.

Short-Term Investing



  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic market, po-litical or other circumstances, a fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government se-curities. These instruments would not ordinarily be consistent with a fund's principal investment strategies, and may prevent the fund from achieving its investment objective. A fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties also may temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Thompson, Siegel & Walmsley, Inc., a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, is the investment adviser to each of the funds. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Cor-poration) has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. Old Mutual (US) Hold-ings Inc. is a wholly-owned subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.


  Set forth in the table below are the management fees each fund paid to the adviser for its services during the most recent fiscal year, expressed as a percentage of average net assets.


                    Equity   Int'l Equity Fixed Income
                   Portfolio  Portfolio    Portfolio
  ----------------------------------------------------
   Management Fee    0.75%      1.00%        0.45%

Portfolio Managers


  Equity and Fixed Income Portfolios

  Investment committees are primarily responsible for the day-to-day manage-ment of the Equity and Fixed Income Portfolios. For more information con-cerning the composition of those committees, including biographies of some of their members, please see the SAI.

  International Equity Portfolio

  G.D. Rothenberg is primarily responsible for the day-to-day management of the International Equity Portfolio and has been since its inception in De-cember of 1992. Supporting Mr. Rothenberg with financial investment re-search are Robert Jurgens and Cindy New. The biographical information of Messrs. Rothenberg and Jurgens and Ms. New is set forth in the SAI.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.


  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of a fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with a fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.




  A fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. A fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial repre-sentatives for these services.




  Funds Distributor, Inc., the UAM Funds' principal underwriter, may partic-ipate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from a fund.


  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to a fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to a fund.

 Financial Highlights


  The financial highlights table is intended to help you understand the fi-nancial performance of the funds for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the funds assuming all div-idends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the UAM Funds at 1-877-826-5465.

EQUITY PORTFOLIO
-------------------------------------------------------------------------------


   Years Ended October 31,         2001      2000     1999     1998     1997
  -----------------------------------------------------------------------------
   Net Asset Value, Beginning of
    Period                        $ 13.99   $ 15.42  $ 14.85  $ 16.52  $ 14.48
  -----------------------------------------------------------------------------
   Income from Investment
    Operations:
    Net Investment Income            0.08      0.14     0.23     0.26     0.27
    Net Realized and Unrealized
     Gain                           (1.16)     0.07     1.78     1.14     3.25
  -----------------------------------------------------------------------------
    Total From Investment
     Operations                     (1.08)     0.21     2.01     1.40     3.52
  -----------------------------------------------------------------------------
   Distributions:
    Net Investment Income           (0.11)    (0.13)   (0.24)   (0.24)   (0.27)
    Net Realized Gain               (1.75)    (1.51)   (1.20)   (2.83)   (1.21)
  -----------------------------------------------------------------------------
    Total Distributions             (1.86)    (1.64)   (1.44)   (3.07)   (1.48)
  -----------------------------------------------------------------------------
   Net Asset Value, End of
    Period                        $ 11.05   $ 13.99  $ 15.42  $ 14.85  $ 16.52
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
   Total Return                     (8.79)%    1.83%   14.64%    9.23%   26.31%
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
    Ratios and Supplemental Data
     Net Assets, End of Period
     (Thousands)                  $57,890   $70,196  $93,234  $95,336  $95,582
    Ratio of Expenses to Average
     Net Assets                      1.19%     1.06%    1.05%    0.99%    0.99%
    Ratio of Net Investment
     Income to Average Net
     Assets                          0.63%     0.99%    1.40%    1.67%    1.72%
    Portfolio Turnover Rate            42%       42%      42%      63%      42%

FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------


   Years Ended October 31,           2001     2000     1999     1998     1997
  ------------------------------------------------------------------------------
   Net Asset Value, Beginning of
    Period                          $ 10.09  $ 10.07  $ 10.96  $ 10.54  $ 10.30
  ------------------------------------------------------------------------------
   Income from Investment
    Operations:
    Net Investment Income              0.58     0.59     0.57     0.59     0.59
    Net Realized and Unrealized
     Gain (Loss)                       0.72    0.02#    (0.75)    0.42     0.24
  ------------------------------------------------------------------------------
    Total From Investment
     Operations                        1.30     0.61    (0.18)    1.01     0.83
  ------------------------------------------------------------------------------
   Distributions:
    Net Investment Income             (0.58)   (0.59)   (0.58)   (0.59)   (0.59)
    Net Realized Gain                    --       --    (0.13)      --       --
  ------------------------------------------------------------------------------
    Total Distributions               (0.58)   (0.59)   (0.71)   (0.59)   (0.59)
  ------------------------------------------------------------------------------
   Net Asset Value, End of Period   $ 10.81  $ 10.09  $ 10.07  $ 10.96  $ 10.54
  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------
   Total Return                       13.21%    6.27%  (1.71)%    9.81%    8.40%
  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------
   Ratios and Supplemental Data
    Net Assets, End of Period
    (Thousands)                     $46,197  $52,774  $66,180  $73,784  $67,987
    Ratio of Expenses to Average
     Net Assets                        0.88%    0.81%    0.78%    0.71%    0.72%
    Ratio of Net Investment Income
     (Loss) to Average Net Assets      5.56%    5.93%    5.49%    5.48%    5.79%
    Portfolio Turnover Rate              36%      38%      52%      48%      36%


  # The amount shown for the year ended October 31, 2000 for a share out-standing throughout the period does not accord with aggregate net gains on investments for that period because of the sales and repurchases of the fund shares in relation to fluctuating market value of the invest-ments of the fund.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------


   Years Ended October 31,      2001      2000      1999      1998      1997
  -----------------------------------------------------------------------------
   Net Asset Value, Beginning
    of Period                  $ 19.80  $  20.17  $  15.10  $  15.14  $  14.22
  -----------------------------------------------------------------------------
   Income from Investment
    Operations:
    Net Investment Income         0.05      0.02      0.08      0.06      0.07
    Net Realized and
     Unrealized Gain (Loss)      (4.72)     1.50      5.01      0.32      1.05
  -----------------------------------------------------------------------------
    Total From Investment
     Operations                  (4.67)     1.52      5.09      0.38      1.12
  -----------------------------------------------------------------------------
   Redemption Fee                 0.01      0.05        --        --        --
  -----------------------------------------------------------------------------
   Distributions:
    Net Investment Income        (0.04)    (0.08)    (0.02)    (0.08)    (0.11)
    Net Realized Gain            (4.42)    (1.86)       --     (0.18)    (0.09)
    In Excess of Net Realized
     Gain                           --        --        --     (0.16)       --
  -----------------------------------------------------------------------------
    Total Distributions          (4.46)    (1.94)    (0.02)    (0.42)    (0.20)
  -----------------------------------------------------------------------------
   Net Asset Value, End of
    Period                     $ 10.68  $  19.80  $  20.17  $  15.10  $  15.14
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
   Total Return                (29.81)%     7.16%    33.77%     2.67%     7.94%
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
   Ratios and Supplemental
    Data
    Net Assets, End of Period
     (Thousands)               $80,171  $115,479  $114,213  $116,969  $115,500
    Ratio of Expenses to
     Average Net Assets           1.43%     1.36%     1.37%     1.32%     1.30%
    Ratio of Net Investment
     Income to Average Net
     Assets                       0.35%     0.08%     0.39%     0.42%     0.47%
    Portfolio Turnover Rate         26%       26%       21%       28%       45%

The TS&W Portfolios

  Investors who want more information about a fund should read the funds' annual/semi-annual reports and the funds' statement of additional informa-tion. The annual/semi-annual reports of a fund provide additional informa-tion about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the funds and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, a fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds

                              PO Box 219081

                             Kansas City, MO 64121

                        (Toll free) 1-877-826-5465

                                  www.uam.com

  You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Ex-change Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Secu-rities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


  Investment Company Act of 1940 file number: 811-5683.

[LOGO] UAM

                                    PART B
                                UAM FUNDS, INC.

The following Statements of Additional Information are included in this Post-Effective Amendment No. 59:

     .    Acadian Emerging Markets Portfolio.
     .    The Dwight Portfolios.
     .    FMA Small Company Portfolio.
     .    ICM Small Company Portfolio.
     .    Independence Small Cap Fund.
     .    The McKee Portfolios.
     .    The Rice, Hall, James Portfolios.
     .    The Sirach Portfolios.
     .    The TS&W Portfolios.

                                    UAM Funds
                                  PO Box 219081
                              Kansas City, MO 64121
                           (Toll free) 1-877-826-5465

                       Acadian Emerging Markets Portfolio
                           Institutional Class Shares


                       Statement of Additional Information

                               February 28, 2002



     This statement of additional information ("SAI") is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated February 28, 2002, as supplemented from time to time. You may obtain the Fund's prospectus and shareholder reports by contacting the UAM Funds at the address listed above.


     The audited financial statements of the Fund and the related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments......................................................................................1
   Debt Securities........................................................................................................1
   Derivatives............................................................................................................7
   Equity Securities.....................................................................................................14
   Foreign Securities....................................................................................................17
   Investment Companies..................................................................................................21
   Repurchase Agreements.................................................................................................21
   Restricted Securities.................................................................................................21
   Securities Lending....................................................................................................22
   Short Sales...........................................................................................................22
   When Issued, Delayed-Delivery and Forward Transactions................................................................23
Investment Policies of the Fund..........................................................................................23
   Fundamental Policies..................................................................................................23
   Non-Fundamental Policies..............................................................................................24
Management of the Company................................................................................................25
   Board Members.........................................................................................................25
Principal Shareholders...................................................................................................34
Investment Advisory and Other Services...................................................................................34
   Investment Adviser....................................................................................................34
   Distributor...........................................................................................................36
   Shareholder Servicing Arrangements....................................................................................36
   Administrative Services...............................................................................................37
   Transfer Agent........................................................................................................39
   Custodian.............................................................................................................39
   Independent Accountants...............................................................................................39
   Code of Ethics........................................................................................................39
Brokerage Allocation and Other Practices.................................................................................39
   Selection of Brokers..................................................................................................39
   Simultaneous Transactions.............................................................................................40
   Brokerage Commissions.................................................................................................41
Capital Stock and Other Securities.......................................................................................41
Federal Taxes............................................................................................................43
Purchase, Redemption and Pricing of Shares...............................................................................43
   Net Asset Value Per Share.............................................................................................43
   Purchase of Shares....................................................................................................44
   Redemption of Shares..................................................................................................45
   Exchange Privilege....................................................................................................46
   Transfer Of Shares....................................................................................................46
Performance Calculations.................................................................................................47
   Total Return..........................................................................................................47
   Yield.................................................................................................................48
   Comparisons...........................................................................................................48
Financial Statements.....................................................................................................49
Glossary.................................................................................................................49
Bond Ratings.............................................................................................................50
   Moody's Investors Service, Inc........................................................................................50
   Standard & Poor's Ratings Services....................................................................................53
   Fitch Ratings.........................................................................................................56
Comparative Benchmarks...................................................................................................58

DESCRIPTION OF PERMITTED INVESTMENTS

     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."





DEBT SECURITIES

--------------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .   By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .   By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.


     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.


     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multi-family investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


     A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities.

     While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.


     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.


     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Bankers' Acceptance


     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.


     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand

     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.


     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.


     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.


     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.


     The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.


DERIVATIVES

--------------------------------------------------------------------------------
     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument.

     Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.


     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."


     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     A Fund may incur commission expenses when it opens or closes a futures position.

     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.


     Purchasing Put and Call Options

     When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.


     Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The Fund is permitted only to write covered options. At the time of selling the call option, a Fund may cover the option by owning:


     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio of securities that corresponds to the index.


     At the time of selling a put option, a Fund may cover the put option by:


     .    Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .    Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

     Combined Positions

     A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .    Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.


     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

     Swaps, Caps, Collars and Floors

     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

     Correlation of Prices

     A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.


     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

     Lack of Liquidity

     Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .    have to purchase or sell the instrument underlying the contract;

     .    not be able to hedge its investments; and

     .    not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . the facilities of the exchange may not be adequate to handle current trading volume;

     . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . investors lose interest in a particular derivative or category of derivatives.


     Management Risk


     If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its investment adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.


     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .    actual and anticipated changes in interest rates;

     .    fiscal and monetary policies; and

     .    national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

--------------------------------------------------------------------------------

Types of Equity Securities

     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.


     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.


     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

     Initial Public Offerings ("IPO")


     A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.


     A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .    They can invest in investment funds.


     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


     Stock Exchange and Market Risk

     The Adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

     . are generally more volatile than, and not as developed or efficient, as those in the United States;


     .    have substantially less volume;

     . trade securities that tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:


     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:


     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a

     Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .    Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries; and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

     The Euro


     Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.

     The introduction of the Euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the Euro relative to non-Euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the Euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the Euro. Also, it is possible that the Euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the Euro.


INVESTMENT COMPANIES

--------------------------------------------------------------------------------
     A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.


     The SEC has granted an order that allows a Funds in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio), provided that the investment is:


     .    For cash management purposes;

     .    Consistent with the Fund's investment policies and restrictions; and

     . The Fund's investment adviser waives any fees it earns on the assets of a Fund that are invested in the UAM Dwight Money Market Portfolio.

     A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.


REPURCHASE AGREEMENTS

--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). A Fund normally uses repurchase agreements to earn income on assets that are not invested.


     When a Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).


     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

--------------------------------------------------------------------------------

     A Fund may purchase restricted securities that are not registered for sale to the general public. A Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

--------------------------------------------------------------------------------
     A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);


     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

     .    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:


     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .    Experience delays in recovering its securities.

SHORT SALES

--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:


     .    Take advantage of an anticipated decline in prices.

     .    Protect a profit in a security it already owns.

     A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

     To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

     In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     A Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS

--------------------------------------------------------------------------------
     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.


     A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.


     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND


FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------
     The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.


     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.


     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.


     . Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.


     . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.


NON-FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------
     The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

     . not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

          Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.


     . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .    invest in the securities of foreign issuers.

     . purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     . invest in illiquid and restricted securities to the extent permitted by applicable law.

          The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     . purchase shares of other investment companies to the extent permitted by applicable law. The 1940 Act currently permits the fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     .    write covered call options and may buy and sell put and call options.

     .    enter into repurchase agreements.

     . lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.


     .    sell securities short and engage in short sales "against the box."

     .    enter into swap transactions.


MANAGEMENT OF THE COMPANY

     The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute the policies the Board has formulated. The Company pays each Independent Board Member the following fees:


     .    A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting (however, with retainer fees, each Board member must receive a minimum fee of $7,500 for each meeting other than a private meeting or telephonic meeting);


     .    $1,500 for each private meeting of the Board;

     .    $1,500 for each telephonic meeting of the Board; and


     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Board Members and allocated proportionally among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as Directors or officers.


BOARD MEMBERS

--------------------------------------------------------------------------------

The Company's officers are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.


The following chart provides certain information about the fees received by the Company's Board Members during the fiscal year ended October 31, 2001.


INDEPENDENT BOARD MEMBERS

============================== ================================= ====================== =============================
                                                                      Pension or             Total Compensation
                                    Aggregate Compensation        Retirement Benefits           from the UAM
                               --------------------------------   Accrued as Part of           Funds Complex/1/
   Name of Person/Position             From the Company              Fund Expenses         Paid to Board Members
------------------------------ --------------------------------- ---------------------- -----------------------------
John T. Bennett, Jr.
Director                                   $33,380                       None                     $52,840
------------------------------ --------------------------------- ---------------------- -----------------------------
Nancy J. Dunn
Director                                   $33,380                       None                     $52,840
------------------------------ --------------------------------- ---------------------- -----------------------------
William A. Humenuk
Director                                   $33,380                       None                     $52,840
------------------------------ --------------------------------- ---------------------- -----------------------------
Philip D. English
Director                                   $33,380                       None                     $52,840
============================== ================================= ====================== =============================



INTERESTED BOARD MEMBERS


============================== ================================= ====================== =============================
                                                                      Pension or             Total Compensation
                                                                  Retirement Benefits           from the UAM
                                    Aggregate Compensation        Accrued as Part of           Funds Complex/1/
   Name of Person/Position             From the Company              Fund Expenses         Paid to Board Members
------------------------------ --------------------------------- ---------------------- -----------------------------
James F. Orr III
Director, Chairman and
President/2/                                 None                        None                       None
------------------------------ --------------------------------- ---------------------- -----------------------------
Scott F. Powers
Director, Chairman and
President/3/                                 None                        None                       None
============================== ================================= ====================== =============================


---------------
/1/ The "UAM Fund Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. and each Independent Board Member receives compensation for such services.

/2/ Mr. Orr resigned as Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.

/3/ Mr. Powers was appointed a Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.


Board Members and Officers


Information pertaining to the directors and officers of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Independent Board Members." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Board Members." Scott Powers is considered an "Interested Board Member" because
(1) he serves as an officer of the Company and (2) is an employee of Old Mutual
(US) Holdings Inc., the parent of several advisers in the UAM Funds Complex. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, LLC, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.



                                                                                                     Number of
                                          Term of                                                    Portfolios
                                          Office and                                                 in UAM Funds    Other
                           Position(s)    Length of                                                  Complex         Directorships
   Name, Address,          Held with the  Time          Principal Occupation(s)                      Overseen by     Held by Board
   Date of Birth/1/        Company        Served/2/     During Past 5 Years                          Board Member/3/ Member/4/
----------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT
    BOARD MEMBERS

   John T. Bennett, Jr.    Director        1/89      Mr. Bennett is President of Squam Investment     27             None
                                                     Management Company, Inc. and Great Island
   1/26/29                                           Investment Company, Inc. (investment
                                                     management). From 1988 to 1993, Mr. Bennett
                                                     was President of Bennett Management Company.


   Nancy J. Dunn           Director        6/20/97   Ms. Dunn has been Financial Officer of World     27             None
                                                     Wildlife Fund (nonprofit) since January
   8/14/51                                           1999.  From 1991 to 1999, Ms. Dunn was Vice
                                                     President for Finance and Administration and
                                                     Treasurer of Radcliffe College (education).


     William A. Humenuk       Director     1/89      Mr. Humenuk has been Senior Vice President       27             None
                                                     Administration, General Counsel and
     4/21/42                                         Secretary of Lone Star Industries Inc.
                                                     (cement and ready-mix concrete) since March
                                                     2000.  From June 1998 to March 2000 he was
                                                     Executive Vice President and Chief

                                                                                                     Number of
                                          Term of                                                    Portfolios
                                          Office and                                                 in UAM Funds    Other
                           Position(s)    Length of                                                  Complex         Directorships
   Name, Address,          Held with the  Time          Principal Occupation(s)                      Overseen by     Held by Board
   Date of Birth/1/        Company        Served/2/     During Past 5 Years                          Board Member/3/ Member/4/
----------------------------------------------------------------------------------------------------------------------------------
                                                     Administrative Officer of Philip Services
                                                     Corp. (ferrous scrap processing, brokerage
                                                     and industrial outsourcing services).  Mr.
                                                     Humenuk was a Partner in the Philadelphia
                                                     office of the law firm Dechert Price &
                                                     Rhoads from July 1976 to June 1998.  He was
                                                     also formerly a Director of Hofler Corp.
                                                     (manufacturer of gear grinding machines).


   Philip D. English       Director       10/88      Mr. English is President and Chief Executive    27              None
                                                     Officer of Broventure Company, Inc., a
   8/5/48                                            company engaged in the investment management
                                                     business.  He is also Chairman of the Board
                                                     of Chektec Corporation (drugs) and Cyber
                                                     Scientific, Inc. (computer mouse company).


  INTERESTED
    BOARD MEMBER

   Scott F. Powers         Director,       1/01/02   Mr. Powers has been Chief Executive Officer     27              None
                           Chairman of               of Old Mutual (US) Holdings Inc. (financial
   8/1/59                  the Board and             services) and Old Mutual Asset Managers (US)
                           President                 (financial services) since September 2001.
                                                     From 1998 to September 2001 he was
                                                     Executive Vice President of Sales
                                                     and Marketing and Product Development
                                                     at Mellon

                                                                                                     Number of
                                          Term of                                                    Portfolios
                                          Office and                                                 in UAM Funds    Other
                           Position(s)    Length of                                                  Complex         Directorships
   Name, Address,          Held with the  Time          Principal Occupation(s)                      Overseen by     Held by Board
   Date of Birth/1/        Company        Served/2/     During Past 5 Years                          Board Member/3/ Member/4/
----------------------------------------------------------------------------------------------------------------------------------
                                                     Institutional Asset
                                                     Management (financial
                                                     services). Mr. Powers
                                                     was Chief Operating
                                                     Officer and head of
                                                     marketing and client
                                                     services at Boston
                                                     Company Asset
                                                     Management (financial
                                                     services) from 1996
                                                     to 1998.

   OFFICERS

   Linda T. Gibson          Vice           6/27/00    General Counsel and Senior Vice President       N/A             N/A
                            President and             of Old Mutual (US) Holdings Inc. (financial
   One International        Secretary                 services); President of UAM Investment
   Place                                              Services, Inc. (financial services), UAM
   Boston, MA 02110                                   Fund Services, Inc. (financial services)
                                                      and UAM Fund Distributors, Inc.
   7/31/65                                            (broker-dealer) since April 2000; President
                                                      and Director of UAM Trust Company (trust
                                                      company) since April 2001 to October 2001;
                                                      Director of UAM Funds plc (UCITS fund)
                                                      since April 2001; various director and
                                                      officer positions with subsidiaries of Old
                                                      Mutual (US) Holdings Inc. and investment
                                                      products managed by such subsidiaries;
                                                      Senior Vice President and Secretary of
                                                      Signature Financial Group, Inc. (financial
                                                      services) and affiliated broker-dealers
                                                      from 1991 to 2000; Director and Secretary
                                                      of Signature Financial Group Europe, Ltd.
                                                      (financial services) from 1995 to 2000;
                                                      Secretary of the Citigroup Family of Mutual
                                                      Funds (mutual funds) from 1996

                                                                                                     Number of
                                          Term of                                                    Portfolios
                                          Office and                                                 in UAM Funds    Other
                           Position(s)    Length of                                                  Complex         Directorships
   Name, Address,          Held with the  Time          Principal Occupation(s)                      Overseen by     Held by Board
   Date of Birth/1/        Company        Served/2/     During Past 5 Years                          Board Member/3/ Member/4/
----------------------------------------------------------------------------------------------------------------------------------
                                                      to 2000; Secretary of the 59 Wall Street
                                                      Family of Mutual Funds (mutual funds) from
                                                      1996 to 2000.

   Sherry Kajdan           Vice President  3/15/01    Vice President and Assistant Secretary of       N/A             N/A
   Vetterlein              and Assistant              SEI Investments Mutual Funds Services
                           Secretary                  since January 2001.  Shareholder/Partner,
   One Freedom Valley                                 Buchanan Ingersoll Professional Corporation
   Drive                                              (law firm) (1992-2000).
   Oaks, PA  19456

   6/22/62

   Christopher T. Salfi    Treasurer       3/15/01    Director, Fund Accounting, SEI Investments      N/A             N/A
                                                      Mutual Funds Services since January 1998;
   530 East Swedesford                                prior to his current position, served most
   Road                                               recently as Fund Accounting Manager of SEI
   Wayne, PA  19087                                   Investments Mutual Funds Services from 1994
                                                      to 1998; Investment Accounting Manager at
   11/28/63                                           PFPC Inc. (mutual fund services) from 1993
                                                      to 1994; FPS Services, Inc. (mutual fund
                                                      services) from 1986 to 1993.

   Molly S. Mugler          Assistant      3/15/01    Vice President and Assistant General            N/A             N/A
                            Secretary                 Counsel of Old Mutual (US) Holdings Inc.
   One International                                  (financial services) since January 2001;
   Place                                              various officer positions with subsidiaries
   Boston, MA  02110                                  of Old Mutual (US) Holdings Inc. and
                                                      investment products managed by such
   10/16/51                                           subsidiaries since January 2001; Secretary
                                                      of Signature Financial Group, Inc.
                                                      (financial services)

                                                                                                     Number of
                                          Term of                                                    Portfolios
                                          Office and                                                 in UAM Funds    Other
                           Position(s)    Length of                                                  Complex         Directorships
   Name, Address,          Held with the  Time          Principal Occupation(s)                      Overseen by     Held by Board
   Date of Birth/1/        Company        Served/2/     During Past 5 Years                          Board Member/3/ Member/4/
----------------------------------------------------------------------------------------------------------------------------------
                                                      and subsidiaries (including affiliated
                                                      broker-dealers) and investment products
                                                      serviced by such subsidiaries until 2001;
                                                      President of SFG Global Investments, Inc.
                                                      (commodity pool operator) until 2001.

   Suzan M. Barron          Assistant      6/29/01    Director and Senior Legal Counsel of Old        N/A             N/A
                            Secretary                 Mutual (US) Holdings Inc. (financial
   One International                                  services) since July 2001; Vice President
   Place                                              and Counsel of Liberty Financial Companies,
   Boston, MA 02110                                   Inc. (financial services) from 1998 to
                                                      2001; Assistant Secretary to Liberty Funds
   9/5/64                                             Group (mutual funds) from 1998 to 2001;
                                                      Counsel of Manufacturers Life Insurance
                                                      Company from 1997 to 1998; Vice President
                                                      and Counsel of Citizens Advisors, Inc.
                                                      (mutual funds) from 1996 to 1997.

/1/ Each Board Member may be contacted by writing to the Board Member c/o UAM Funds, Inc., One International Place, Boston Massachusetts 02110, Attn:
     Linda T. Gibson, Secretary.

/2/ Each Board Member holds office for an indefinite term until the earliest of: (a) the election of his successor or (b) the date a Board Member dies, resigns or is removed by the Board in accordance with the Company's by-laws.

     Each officer holds office for a one-year term until: (a) his/her reappointment by the Board; (b) his/her successor is chosen and qualifies; or (c) he/she dies, resigns or is removed by the Board in accordance with the Company's by-laws.

/3/ The "UAM Funds Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. As of February 1, 2002, each Board Member oversaw 27 portfolios in the UAM Funds Complex. In addition to the Company, each Board Member also serves as a Board Member of UAM

     Funds Trust and UAM Funds, Inc. II. In addition to the Company, each officer also serves as an officer of UAM Funds Trust and UAM Funds, Inc. II.


/4/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


     Ownership of Fund Shares


     The following table shows the dollar range of shares beneficially owned by each Board Members in the Fund and other portfolios of the Company, UAM Funds Trust and UAM Funds, Inc. II.


INDEPENDENT BOARD MEMBERS



------------------------------- ------------------------------------------- ------------------------------------------
                                                                                    Aggregate Dollar Range of
                                                                                    Equity Securities in All
                                             Dollar Range of                  Portfolios in the UAM Funds Complex/2/
Name of Board Member                  Equity Securities in the Fund/1/              Overseen by Board Member
--------------------                  --------------------------------              ------------------------
------------------------------- ------------------------------------------- ------------------------------------------
John T. Bennett, Jr.                               None                                       None
------------------------------- ------------------------------------------- ------------------------------------------

------------------------------- ------------------------------------------- ------------------------------------------
Nancy J. Dunn                                      None                                       None
------------------------------- ------------------------------------------- ------------------------------------------

------------------------------- ------------------------------------------- ------------------------------------------
William A. Humenuk                                 None                                       None
------------------------------- ------------------------------------------- ------------------------------------------

------------------------------- ------------------------------------------- ------------------------------------------
Philip D. English                                  None                                 $10,001 - $50,000

------------------------------- ------------------------------------------- ------------------------------------------


INTERESTED BOARD MEMBER


------------------------------- --------------------------------------------- ----------------------------------------
                                                                                     Aggregate Dollar Range of
                                                                                     Equity Securities in All
                                              Dollar Range of                    Portfolios in UAM Funds Complex/2/
Name of Board Member                   Equity Securities in the Fund/1/              Overseen by Board Member
--------------------                   --------------------------------              ------------------------
------------------------------- --------------------------------------------- ----------------------------------------
Scott F. Powers                                     None                                       None
------------------------------- --------------------------------------------- ----------------------------------------

------------------------------- --------------------------------------------- ----------------------------------------


--------------------
/1/ Includes the value of shares beneficially owned by each Board Member in the Fund as of December 31, 2001.

/2/ Includes the Company, UAM Funds Trust and UAM Funds, Inc. II. As of December 31, 2001, there were 31 portfolios in the UAM Funds Complex overseen by each Board Member.

     Standing Board Committees

     The Board has established two committees, i.e., Audit and Fund Governance Committees.

     The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee consists of all Independent Board Members. The Audit Committee met twice during the fiscal year ended October 31, 2001.


     The Fund Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Board Members. The Committee also periodically reviews Board governance procedures, Board composition and Board compensation and is responsible for monitoring legal counsel employed by the Company. The Fund Governance Committee consists of all Independent Board Members. There was one meeting of the Fund Governance Committee during the fiscal year ended October 31, 2001. Shareholders who desire to recommend nominees to serve as Board Members should submit the names of such nominees to the Governance Committee in care of the Company's Secretary.


PRINCIPAL SHAREHOLDERS

     As of February 1, 2002, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:


          Name and Address of Shareholder            Percentage of Shares Owned
     ---------------------------------------------------------------------------
     Stanford Management Company
     2770 Sandhill Road
     Menlo Park,  CA  94025-7070                               40.29%
     ---------------------------------------------------------------------------
     Charles Schwab & Co Inc.
     Reinvest Account
     Attn:  Mutual Funds
     101 Montgomery Street
     San Francisco,  CA  94104-4122                            23.10%
     ---------------------------------------------------------------------------
     University of Guelph
     FBO Dale Lockie
     Pension Investments
     University Centre LVL 5
     Guelph, Ontario
     Canada,  NIG 2WI                                          15.63%


     Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2002, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.*


INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

--------------------------------------------------------------------------------
     Acadian Asset Management, Inc., a Massachusetts corporation located at Ten Post Office Square, Boston, Massachusetts 02109, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1986.

     Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment

* This amount does not include securities held of record by Molly S. Mugler as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.

     management. In September 2000, Old Mutual plc. purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 32 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc., a financial services company based in the United Kingdom.


Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.


     Service Performed by Adviser

     The Adviser:


     .    Manages the investment and reinvestment of the Fund's assets;

     . Continuously reviews, supervises and administers the investment program of the Fund; and

     . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the Adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund or the Company for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.


     Continuing an Investment Advisory Agreement

     An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

     . (1) majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . (2) majority of the Board Members or by a majority of the shareholders of the Fund.


     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .    It gives the Adviser 60 days' written notice.

     The Adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.


     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

     For its services, the Fund pays the Adviser a fee calculated at an annual rate of 1.00% of its average daily net assets. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Fund paid the following in management fees to the Adviser:


                                                   Investment Advisory Fees Paid
     ---------------------------------------------------------------------------
     Acadian Emerging Markets Portfolio
          2001                                                $206,644
          2000                                                $458,326
          1999                                               $1,274,940


Annual Board Approval of Investment Advisory Agreement

     At a meeting held on November 14, 2001, the Board of the Company, including the Independent Board Members, approved the continuation of the investment advisory agreement with the Adviser with respect to the Fund for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to the Fund and the Adviser's experience and qualifications. Among other items, the directors also reviewed and considered: (1) a summary report by the Adviser reviewing economic and market conditions and portfolio performance; (2) soft dollar and brokerage commission reports; (3) a report on advisory fees which included information on gross and net total advisory fees; (4) reports comparing the advisory fees, total expense ratios, administrative expenses, total net assets, and cumulative and annualized total returns of the Fund to comparable data from Lipper Analytical Services; and (5) the Adviser's current Form ADV.

     The Board requested and was provided information it considered necessary to evaluate the Adviser and the investment advisory agreement. Based on the information presented, the Board concluded that the Adviser was qualified to manage the Fund and provided the services required by the Fund under the investment advisory agreement. The Board also considered the expenses incurred by the Adviser in the performance of such services and whether the compensation paid to the Adviser was fair and equitable. In its reasonable business judgement, the Board unanimously concluded that it was in the best interests of the Fund to continue its investment advisory agreement with the Adviser.


DISTRIBUTOR

--------------------------------------------------------------------------------
     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of a Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts, 02109.


SHAREHOLDER SERVICING ARRANGEMENTS

--------------------------------------------------------------------------------
     Old Mutual (US) Holdings Inc. and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Fund. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate its affiliated companies for referring shareholders to the Fund.

ADMINISTRATIVE SERVICES

--------------------------------------------------------------------------------

Administrator

     The Company and SEI Investments Mutual Funds Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it or its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the Fund paid the following in administration and sub-administrations fees.

            Fiscal Year Ended            Total Administrative Fee*
     -------------------------------- --------------------------------
          2001                                   $ 85,461
     -------------------------------- --------------------------------
          2000                                   $128,477
     -------------------------------- --------------------------------
          1999                                   $215,734
     -------------------------------- --------------------------------

     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $42,840, $128,477 and $215,734, respectively.

     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator, SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds, including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., Friends Ivory Funds, HighMark

     Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and Turner Funds.

     PBHG Shareholder Services Center, Inc. ("PBHGSSC") provides services as a shareholder servicing agent for each Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays PBHGSSC monthly fees calculated at the annual rate set forth below:

     .    $7,500 for the first operational class of a Fund; plus

     .    $2,500 for each additional operational class of a Fund.




Transfer Agent

--------------------------------------------------------------------------------
     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11th Street, Fifth Floor, Kansas City, MO 64105, serves as transfer agent to the Company.



CUSTODIAN

--------------------------------------------------------------------------------
     J.P. Morgan Chase & Co., 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.


INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Company.


CODE OF ETHICS

--------------------------------------------------------------------------------
     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund. These codes of ethics are on public file with, and available from, the SEC.


BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS

--------------------------------------------------------------------------------
     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The Adviser may select brokers based on research, statistical and pricing services they provide to the Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the Adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.




     During the Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $34,928,531 the total amount of transactions effected through brokers providing research services was $4,042,239 and the brokerage commissions paid to brokers providing research services was $12,262.

     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.

     The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, the Fund's investment adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO. SIDCO has established clearing relationships with a variety of domestic and international brokers. When Fund brokerage is directed to SIDCO, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Where a Fund is operating under a voluntary expense limitation, the payment of Fund expenses with directed brokerage credits may not reduce Fund expenses below the level of such limitations but the Adviser may benefit through a reduction in the amount of fees being waived or reimbursed to the Fund by the Adviser. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.

     As of October 31, 2001, the Fund did not hold any securities of its regular brokers and dealers as these terms are defined in the 1940 Act.


SIMULTANEOUS TRANSACTIONS

--------------------------------------------------------------------------------
     The Adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the Adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The Adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser are subject to review by the Company's Board.

BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


Commissions Paid

     For the last three fiscal years, the Fund paid the following in brokerage commissions. Significant differences are due to increases or decreases in the Fund's net assets.


                                                  Brokerage Commissions
     ---------------------------------------------------------------------------
     Acadian Emerging Markets Portfolio
          2001                                          $102,974
     ---------------------------------------------------------------------------
          2000                                          $277,479
     ---------------------------------------------------------------------------
          1999                                          $574,983
     ---------------------------------------------------------------------------

CAPITAL STOCK AND OTHER SECURITIES

The Company

     The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. The Fund is non-diversified which means that with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities).


Description Of Shares And Voting Rights

     The Company's Articles of Incorporation, as amended, permit the Board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Fund) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.


     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board Members can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.


     If the Company is liquidated, the shareholders of the Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. A majority of the Board may authorize the liquidation of any Fund or class thereof.


     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences

     The Board has authorized two classes of shares for the Company, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, may also offer Advisor Shares. The three classes representing interests in the same assets of a Fund and, except as discussed below, are identified in all respects.


     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .    Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .    Net income;

     .    Dividends; and

     .    NAV to the extent the Fund has undistributed net income.


Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .    Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the Fund will automatically reinvest all dividends and distribution in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

     The Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES


     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If the Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     At October 31, 2001, the Fund had available a capital loss carryover for Federal income tax purposes of approximately $4,079,487, of which $2,338,319 will expire in 2007 and $1,741,168 will expire in 2009.


PURCHASE, REDEMPTION AND PRICING OF SHARES

NET ASSET VALUE PER SHARE

--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of the Fund is equal to its NAV of the Fund. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .    Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES

--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund shares.

In-Kind Purchases

     At its discretion, the Company may permit investors to purchase shares of the Fund the with securities, instead of cash. If the Company allows an investor to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.


     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for the Fund;

     .    The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and


     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Shareholders interested in such exchanges should contact the Adviser.


REDEMPTION OF SHARES

--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.


By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.

     The Company and PBHGSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or PBHGSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or PBHGSSC does not employ the procedures described above. Neither the Company nor PBHGSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and


     .    On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .    when the NYSE and custodian bank are closed;

     .    when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .    for such other periods as the SEC may permit.


EXCHANGE PRIVILEGE

--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES

--------------------------------------------------------------------------------
     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

PERFORMANCE CALCULATIONS

     The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates their its yield and average annual total return information according to the methods required by the SEC.


TOTAL RETURN

--------------------------------------------------------------------------------
     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis.


     The Fund calculates "average annual total return (before taxes)" according to the following formula:


         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Fund's average annual returns for the one-year period and the five-year period ended October 31, 2001 and the shorter of the ten-year period ended October 31, 2001 or the period from a Fund's inception date through October 31, 2001.



                                                                                 Shorter of 10 Years
                                            One Year            Five Years       or Since Inception    Inception Date
     --------------------------------------------------------------------------------------------------------------------
     Acadian Emerging Markets Portfolio      -13.40%              -6.86%               -1.79%              6/17/93


     The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for the Fund is contained in the Prospectus.

     "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


YIELD

--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.


     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a =  dividends and interest earned during the period

         b =  expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends


         d = the maximum offering price per share on the last day of the period.


COMPARISONS

--------------------------------------------------------------------------------
     A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:


     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

     .    that the indices and averages are generally unmanaged;


     . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     .    that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

FINANCIAL STATEMENTS

     The following documents are included in the Fund's October 31, 2001 Annual
     Report:

     .    Financial statements for the fiscal year ended October 31, 2001.


     .    Financial highlights for the respective periods presented.

     .    The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

GLOSSARY

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the Fund.

     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Directors as a group.

     Company refers to UAM Funds, Inc.

     FDI is the Funds Distributor, Inc., the Company's Distributor.

     Fund refers to Acadian Emerging Markets Portfolio, which is a series of the Company.


     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.


     NAV is the net asset value per share of a Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings Inc. (formally named United Asset Management Corporation).

     PBHGSSC is PBHG Shareholder Servicing Center, Inc., the
     Company's-shareholder-servicing agent.


     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.


BOND RATINGS

Moody's Investors Service, Inc.
--------------------------------------------------------------------------------

Long-Term Credit Ratings

The following summarizes the ratings used by Moody's for long-term debt:


Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.


A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Short-Term Credit Ratings


     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                 .   Leading market positions in well-established industries.

                 .   High rates of return on funds employed.

                 . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                 . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                 . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime        Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Notes to Short-Term and Long-Term Credit Ratings

         Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

    Municipal Note Ratings

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels
- MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG.

MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

About Credit Ratings

         Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Credit Ratings




     The following summarizes the ratings used by Standard & Poor's for long-term issues:

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     Short-Term Credit Ratings


         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


     A-1 A short-term obligation rated "A-1" is rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Notes to Short-Term and Long-Term Credit Ratings

         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.


             . Positive means that a rating may be raised.
             . Negative means that a rating may be lowered.
             . Stable means that a rating is not likely to change. . Developing means a rating may be raised or lowered. . N.M. means not meaningful.


Municipal Note Ratings

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

About Credit Ratings

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.


FITCH RATINGS

--------------------------------------------------------------------------------

Long-Term Credit  Ratings

         The following summarizes long-term ratings used by Fitch:

         Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicates that default of some kind appears probable, and "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

              Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.




    Plus (+) or minus (-): may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".


    Short-Term Credit Ratings

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        Default. Denotes actual or imminent payment default.


     Plus (+) or minus (-) may be appended to a rating other than "F1" to denote relative status within major ratings categories.


     Notes to Short-Term and Long-Term Credit Ratings

       Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


About Credit Ratings




         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


COMPARATIVE BENCHMARKS


     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.


     Lehman Brothers Indices:

     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.


     Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

     Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $150 million.


     Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).


     Lipper, Inc./Lipper Indices/Lipper Averages


     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.


     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)


     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the fund in equities. (Equity category)

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)


     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

     Lipper Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch Corporate/Government Master Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates. Corporates are investment grade only (BBB or higher).


     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ---------------------------

     Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.

     Russell Midcap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.


     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.


     Standard & Poor's U.S. Indices:
     ------------------------------

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 Indices, representing 87% of the total U.S. equity market capitalization.


     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index into two groups according to price-to-book ratio. The Value Index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.


     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate fund. The Index covers over 80% of the securitized U.S. real estate market.


     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     --------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     --------------------------------

     S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

     S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks of the Bond Market Index (less than $1 billion market capitalization as of the annual reconstitution) including, both developed and emerging markets, but excluding the U.S.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - is a focused measurement of the large value sector of the market. The Index is comprised of large companies that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. A high quality profile is required, eliminating companies that are undergoing adverse financial pressures. Companies that do not fall clearly into the defined value category are eliminated.


     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index -- composed of over 1,700 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

     Wilshire REIT Index - measures U.S. publicly traded real estate investment trusts. This Index is a subject of the Real Estate Securities Index. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.

     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                    UAM Funds
                                  PO Box 219081
                              Kansas City, MO 64121
                           (Toll free) 1-877-826-5465




                              The Dwight Portfolios


                     Dwight Limited Maturity Bond Portfolio
                          Dwight Money Market Portfolio


                           Institutional Class Shares



                       Statement of Additional Information

                                February 28, 2002


     This statement of additional information ("SAI") is not a prospectus. However, you should read it in conjunction with the prospectus of the Funds dated February 28, 2002, as supplemented from time to time. You may obtain the Funds' prospectus and shareholder reports by contacting the UAM Funds at the address listed above.


     The audited financial statements of the Funds and the related report of PricewaterhouseCoopers LLP, independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table  Of Contents


Description of Permitted Investments...........................................1
   Debt Securities.............................................................1
   Derivatives.................................................................7
   Equity Securities..........................................................14
   Foreign Securities.........................................................17
   Investment Companies.......................................................20
   Repurchase Agreements......................................................21
   Restricted Securities......................................................21
   Securities Lending.........................................................21
   Short Sales................................................................22
   When Issued, Delayed - Delivery and Forward Transactions...................22
Investment Policies of the Funds..............................................23
   Fundamental Policies.......................................................23
   Non-Fundamental Policies...................................................24
Management of the Company.....................................................25
   Board Members..............................................................25
Principal Shareholders........................................................33
Investment Advisory and Other Services........................................34
   Investment Adviser.........................................................34
   Distributor................................................................37
   Shareholder Servicing Arrangements.........................................37
   Administrative Services....................................................37
   Transfer Agent.............................................................39
   Custodian..................................................................39
   Independent Accountants....................................................40
   CODE OF ETHICS.............................................................40
Brokerage Allocation and Other Practices......................................40
   Selection of Brokers.......................................................40
   Simultaneous Transactions..................................................41
   Brokerage Commissions......................................................41
Capital Stock and Other Securities............................................42
FEDERAL TAXES.................................................................43
Purchase, Redemption and Pricing of Shares....................................44
   Net Asset Value Per Share..................................................44
   Purchase of Shares.........................................................44
   Redemption of Shares.......................................................45
   Exchange Privilege.........................................................47
   Transfer Of Shares.........................................................47
Performance Calculations......................................................47
   Total Return...............................................................47
   Yield......................................................................48
   Comparisons................................................................49
Financial Statements..........................................................49
Glossary......................................................................50
Bond Ratings..................................................................51
   Moody's Investors Service, Inc.............................................51
   STANDARD & POOR'S RATINGS SERVICES.........................................54
   FITCH RATINGS..............................................................56
Comparative Benchmarks........................................................59

DESCRIPTION OF PERMITTED INVESTMENTS

     As described in the Funds' prospectus, the Funds may use a variety of investment strategies in addition to their principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Funds may not notify shareholders before employing new strategies, unless they expect such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds."


Debt Securities

--------------------------------------------------------------------------------
     Corporations and governments use debt securities to borrow money from shareholders. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .    By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .    By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.


     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.


     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.


     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


     The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.


     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     The Funds will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.


     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Bankers' Acceptance


     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.


     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.


     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand

     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.


     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.


     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.


     The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Dwight Limited Maturity Bond Portfolio may invest in securities of any rating. The Dwight Money Market Portfolio invests in securities rated in one of the two highest short-term rating categories.


Derivatives

--------------------------------------------------------------------------------
     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.


     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     A Fund may incur commission expenses when it opens or closes a futures position.

     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.


     Purchasing Put and Call Options

     When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.


     Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.


     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.


     The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio of securities that corresponds to the index.

     At the time of selling a put option, the Funds may cover the put option by:

     .    Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .    Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

     Combined Positions

     A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .    Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.


     A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.


     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

     Swaps, Caps, Collars and Floors

     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.


     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Funds' accrued obligations under the agreement.

     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

     Correlation of Prices

     A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.


     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.


     Lack of Liquidity

     Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .    have to purchase or sell the instrument underlying the contract;

     .    not be able to hedge its investments; and

     .    not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . the facilities of the exchange may not be adequate to handle current trading volume;

     . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . investors may lose interest in a particular derivative or category of derivatives.



     Management Risk

     If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its investment adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.


     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .    actual and anticipated changes in interest rates;

     .    fiscal and monetary policies; and

     .    national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Equity Securities

--------------------------------------------------------------------------------

Types of Equity Securities

     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.


     A synthetic convertible security is a combination investment in which a Fund purchases both (1) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.


     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.


     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.




     Small and Medium-Sized Companies


     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


     Technology Companies


     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


     Initial Public Offerings ("IPO")


     A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.


     A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:


     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .    They can invest in investment funds.


     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.


     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.



     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. shareholders, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


     Stock Exchange and Market Risk

     The Adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:


     . are generally more volatile than, and not as developed or efficient as, those in the United States;

     .    have substantially less volume;

     . trade securities that tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:


     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:


     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;


     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .    Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries; and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

     The Euro

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU").

     A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.














     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.


Investment Companies

--------------------------------------------------------------------------------

     A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Funds invest. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio, provided that the investment is:


     .    For cash management purposes;

     .    Consistent with the Funds' investment policies and restrictions; and

     . The Fund's investment adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.


     A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS

--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.


     When a Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).


     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

--------------------------------------------------------------------------------

     The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.


SECURITIES LENDING

--------------------------------------------------------------------------------
     A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);


     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

     .    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .    Experience delays in recovering its securities.

SHORT SALES

--------------------------------------------------------------------------------
Description of Short Sales


     Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.


     Investors typically sell securities short to:


     .    Take advantage of an anticipated decline in prices.

     .    Protect a profit in a security it already owns.

     A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

     To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box


     In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.


Restrictions on Short Sales

     A Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.


     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUNDS




FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------
     The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. A Fund will not:

     . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate, and (3) that a Fund may purchase securities secured by real estate or interests therein.


     . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------

     The following limitations are non-fundamental, which means the Funds may change them without shareholder approval. A Fund may:


..        not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         Notwithstanding the investment restrictions above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.


     . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .    invest in the securities of foreign issuers.

     . notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     . invest in illiquid and restricted securities to the extent permitted by applicable law. Each Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.


     . purchase shares of other investment companies to the extent permitted by applicable law. The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     .    write covered call options and may buy and sell put and call options.

     .    enter into repurchase agreements.

     . lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of a Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.


     .    sell securities short and engage in short sales "against the box."

     .    enter into swap transactions.

MANAGEMENT OF THE COMPANY


     The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Board Member the following fees:


     .    A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting (however, with retainer fees, each Board Member must receive a minimum fee of $7,500 for each meeting other than a private meeting or telephone meeting)


     .    $1,500 for each private meeting of the Board;

     .    $1,500 for each telephonic meeting of the Board; and


     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Independent Board Members and allocated proportionally among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as directors or officers.


BOARD MEMBERS

--------------------------------------------------------------------------------

     The Company's officers are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.

     The following chart provides certain information about the fees received by the Company's Board Members during the fiscal year ended October 31, 2001.

INDEPENDENT BOARD MEMBERS

============================== ================================= ====================== =============================
                                                                      Pension or             Total Compensation
                                                                   Retirement Benefits           From the UAM
                                    Aggregate Compensation          Accrued as Part of           Funds Complex/1/
   Name of Person/Position             from the Company              Fund Expenses         Paid to Board Members
------------------------------ --------------------------------- ---------------------- -----------------------------
John T. Bennett, Jr.
Director                                   $33,380                       None                     $52,840
------------------------------ --------------------------------- ---------------------- -----------------------------
Nancy J. Dunn
Director                                   $33,380                       None                     $52,840
------------------------------ --------------------------------- ---------------------- -----------------------------
William A. Humenuk
Director                                   $33,380                       None                     $52,840
------------------------------ --------------------------------- ---------------------- -----------------------------
Philip D. English
Director                                   $33,380                       None                     $52,840
============================== ================================= ====================== =============================


INTERESTED BOARD MEMBERS



============================== ================================= ====================== =============================
                                                                       Pension or             Total Compensation
                                                                  Retirement Benefits           From the UAM
                                    Aggregate Compensation         Accrued as Part of           Funds Complex/1/
 Name of Person/Position               From the Company              Fund Expenses         Paid to Board Members
------------------------------ --------------------------------- ---------------------- -----------------------------



James F. Orr III
Director, Chairman and
President/2/                                 None                        None                       None
------------------------------ --------------------------------- ---------------------- -----------------------------
Scott F. Powers
Director, Chairman and
President/3/                                 None                        None                       None
============================== ================================= ====================== =============================

------------------
/1/ The "UAM Fund Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. and each Independent Board Member receives compensation for such services.

/2/ Mr. Orr resigned as Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.

/3/ Mr. Powers was appointed a Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.


     Board Members and Officers

     Information pertaining to the directors and officers of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Independent Board Members." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Board Members." Scott Powers is considered an "Interested Board Member" because (1) he serves as an officer of the Company and (2) is an employee of Old Mutual (US) Holdings Inc., the parent of several advisers in the UAM Funds Complex. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, LLC, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                     Number of
                                          Term of                                                 Portfolios in
                                         Office and                                                  UAM Funds          Other
                        Position(s)      Length of                                                   Complex       Directorships
      Name, Address,  Held with the         Time               Principal Occupation(s)             Overseen by     Held by Board
      Date of Birth/1/   Company           Served/2/            During Past 5 Years                Board Member/3/     Member/4/
-----------------------------------------------------------------------------------------------------------------------------------
    INDEPENDENT
     BOARD MEMBERS

    John T. Bennett,      Director          1/89       Mr. Bennett is President of Squam                    27              None
    Jr.                                                Investment Management Company, Inc. and
    1/26/29                                            Great Island Investment Company, Inc.
                                                       (investment management). From 1988 to 1993,
                                                       Mr. Bennett was President of Bennett
                                                       Management Company.

    Nancy J. Dunn         Director         6/20/97     Ms. Dunn has been Financial Officer of               27              None
    8/14/51                                            World Wildlife Fund (nonprofit) since
                                                       January 1999.  From 1991 to 1999, Ms. Dunn
                                                       was Vice President for Finance and
                                                       Administration and Treasurer of Radcliffe
                                                       College (education).

    William A.            Director          1/89       Mr. Humenuk has been Senior Vice President           27              None
    Humenuk                                            Administration, General Counsel and
    4/21/42                                            Secretary of Lone Star Industries Inc.
                                                       (cement and ready-mix concrete) since March
                                                       2000.  From June 1998 to March 2000 he was
                                                       Executive Vice President and Chief
                                                       Administrative Officer of Philip Services
                                                       Corp. (ferrous scrap processing, brokerage
                                                       and industrial outsourcing services).  Mr.
                                                       Humenuk was a Partner in the Philadelphia
                                                       office of the law firm Dechert Price &
                                                       Rhoads from July 1976 to June 1998.  He was
                                                       also formerly a Director of Hofler Corp.
                                                       (manufacturer of gear grinding machines).


    Philip D. English     Director          10/88      Mr. English is President and Chief                   27              None
    8/5/48                                             Executive Officer of Broventure Company,
                                                       Inc., a company engaged in the investment
                                                       management business.  He is also Chairman
                                                       of the Board of Chektec Corporation (drugs)
                                                       and

                                                                                                       Number of
                                          Term of                                                   Portfolios in
                                         Office and                                                    UAM Funds          Other
                        Position(s)      Length of                                                     Complex       Directorships
      Name, Address,  Held with the         Time                 Principal Occupation(s)             Overseen by     Held by Board
      Date of Birth/1/   Company           Served/2/              During Past 5 Years                Board Member/3/     Member/4/
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Cyber Scientific, Inc. (computer mouse
                                                       company).

    INTERESTED
      BOARD MEMBER

    Scott F. Powers   Director,          1/01/02       Mr. Powers has been Chief Executive Officer          27              None
    8/1/59            Chairman of the                  of Old Mutual (US) Holdings Inc. (financial
                      Board and                        services) and Old Mutual Asset Managers
                      President                        (US) (financial services) since September
                                                       2001.  From 1998 to September 2001 he was
                                                       Executive Vice President of Sales and
                                                       Marketing and Product Development at Mellon
                                                       Institutional Asset Management (financial
                                                       services).  Mr. Powers was Chief Operating
                                                       Officer head of marketing and client
                                                       services at Boston Company Asset Management
                                                       (financial services) from 1996 to 1998.

    OFFICERS

    Linda T. Gibson   Vice President       6/27/00     General Counsel and Senior Vice President           N/A              N/A
    One               and Secretary                    of Old Mutual (US) Holdings Inc. (financial
    International                                      services); President of UAM Investment
    Place                                              Services, Inc. (financial services), UAM
    Boston, MA 02110                                   Fund Services, Inc. (financial services)
    7/31/65                                            and UAM Fund Distributors, Inc.
                                                       (broker-dealer) since April 2000; and Director
                                                       and President of UAM Trust Company (trust
                                                       company) from April 2001 to October 2001;
                                                       Director of UAM Funds plc (UCITS fund) since
                                                       April 2001; various director and officer
                                                       positions with subsidiaries of Old Mutual
                                                       (US) Holdings Inc. and investment products
                                                       managed by such subsidiaries; Senior Vice
                                                       President and Secretary of

                                                                                                       Number of
                                          Term of                                                   Portfolios in
                                         Office and                                                    UAM Funds          Other
                        Position(s)      Length of                                                     Complex       Directorships
      Name, Address,  Held with the         Time                 Principal Occupation(s)             Overseen by     Held by Board
      Date of Birth/1/   Company           Served/2/              During Past 5 Years                Board Member/3/     Member/4/
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Signature Financial Group, Inc. (financial
                                                       services) and affiliated broker-dealers
                                                       from 1991 to 2000; Director and
                                                       Secretary of Signature Financial Group
                                                       Europe, Ltd. (financial services)
                                                       from 1995 to 2000; Secretary of the
                                                       Citigroup Family of Mutual Funds (mutual
                                                       funds) from 1996 to 2000; Secretary of
                                                       the 59 Wall Street Family of Mutual
                                                       Funds (mutual funds) from 1996 to 2000.

    Sherry Kajdan     Vice President       3/15/01     Vice President and Assistant Secretary of           N/A              N/A
    Vetterlein        and Assistant                    SEI Investments Mutual Funds Services
    One Freedom       Secretary                        since January 2001.  Shareholder/Partner,
    Valley Drive                                       Buchanan Ingersoll Professional Corporation
    Oaks, PA  19456                                    (law firm) (1992-2000).
    6/22/62

    Christopher T.      Treasurer          3/15/01                                                         N/A              N/A
    Salfi                                              Director, Fund Accounting, SEI Investments
    530 East                                           Mutual Funds Services since January 1998;
    Swedesford Road                                    prior to his current position, served most
    Wayne, PA  19087                                   recently as Fund Accounting Manager of SEI
    11/28/63                                           Investments Mutual Funds Services from 1994
                                                       to 1998; Investment Accounting Manager at
                                                       PFPC Inc. (mutual fund services) from 1993
                                                       to 1994; FPS Services, Inc. (mutual fund
                                                       services) from 1986 to 1993.

    Molly S. Mugler   Assistant            3/15/01     Vice President and Assistant General                N/A              N/A
    One               Secretary                        Counsel of Old Mutual (US) Holdings Inc.
    International                                      (financial services) since January 2001;
    Place                                              various officer positions with subsidiaries
    Boston, MA  02110                                  of Old Mutual (US) Holdings Inc. and
    10/16/51                                           investment products managed by such
                                                       subsidiaries since January 2001; Secretary
                                                       of Signature Financial Group, Inc.
                                                       (financial services) and subsidiaries
                                                       (including affiliated

                                                                                                     Number of
                                          Term of                                                 Portfolios in
                                         Office and                                                  UAM Funds          Other
                        Position(s)      Length of                                                   Complex       Directorships
      Name, Address,  Held with the         Time                  Principal Occupation(s)          Overseen by     Held by Board
      Date of Birth/1/   Company           Served/2/               During Past 5 Years             Board Member/3/     Member/4/
-----------------------------------------------------------------------------------------------------------------------------------
                                                       broker-dealers) and
                                                       investment products serviced by such
                                                       subsidiaries until 2001; President of SFG
                                                       Global Investments, Inc. (commodity pool
                                                       operator) until 2001.

    Suzan M. Barron   Assistant            6/29/01     Director and Senior Legal Counsel of Old            N/A              N/A
    One               Secretary                        Mutual (US) Holdings Inc. (financial
    International                                      services) since July 2001; Vice President
    Place                                              and Counsel of Liberty Financial Companies,
    Boston, MA 02110                                   Inc. (financial services) from 1998 to
    9/5/64                                             2001; Assistant Secretary to Liberty Funds
                                                       Group (mutual funds) from
                                                       1998 to 2001; Counsel of
                                                       Manufacturers Life
                                                       Insurance Company from
                                                       1997 to 1998; Vice
                                                       President and Counsel of
                                                       Citizens Advisors, Inc.
                                                       (mutual funds) from 1996
                                                       to 1997.


/1/ Each Board Member may be contacted by writing to the Board Member c/o UAM Funds, Inc., One International Place, Boston Massachusetts 02110, Attn: Linda T. Gibson, Secretary.

/2/ Each Board Member holds office for an indefinite term until the earliest of:
(a) the election of his successor or (b) the date a Board Member dies, resigns or is removed by the Board in accordance with the Company's by-laws.

Each officer holds office for a one-year term until: (a) his/her reappointment by the Board; (b) his/her successor is chosen and qualifies; or (c) he/she dies, resigns or is removed by the Board in accordance with the Company's by-laws.

/3/ The "UAM Funds Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. As of February 1, 2002, each Board Member oversaw 27 portfolios in the UAM Funds Complex. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. In addition to the Company, each officer also serves as an officer of UAM Funds Trust and UAM Funds, Inc. II.

/4/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

     Ownership of Fund Shares

     The following table shows the dollar range of shares beneficially owned by each Board Members in the Funds and other portfolios of the Company, UAM Funds Trust and UAM Funds, Inc. II.

INDEPENDENT BOARD MEMBERS

------------------------------- ------------------------------------------- ------------------------------------------
                                                                                    Aggregate Dollar Range of
                                                                                    Equity Securities in All
                                             Dollar Range of                  Portfolios in the UAM Funds Complex/2/
Name of Board Member                 Equity Securities in the Funds/1/              Overseen by Board Member
------------------------------- ------------------------------------------- ------------------------------------------
------------------------------- ------------------------------------------- ------------------------------------------
John T. Bennett, Jr.                               None                                       None
------------------------------- ------------------------------------------- ------------------------------------------

------------------------------- ------------------------------------------- ------------------------------------------
Nancy J. Dunn                                      None                                       None
------------------------------- ------------------------------------------- ------------------------------------------

------------------------------- ------------------------------------------- ------------------------------------------
William A. Humenuk                                 None                                       None
------------------------------- ------------------------------------------- ------------------------------------------

------------------------------- ------------------------------------------- ------------------------------------------
Philip D. English                                  None                                   $10,001-$50,000
------------------------------- ------------------------------------------- ------------------------------------------

INTERESTED BOARD MEMBER

------------------------------- --------------------------------------------- ----------------------------------------
                                                                                     Aggregate Dollar Range of
                                                                                     Equity Securities in All
                                              Dollar Range of                    Portfolios in UAM Funds Complex/2/
Name of Board Member                  Equity Securities in the Funds/1/              Overseen by Board Member
------------------------------- --------------------------------------------- ----------------------------------------
Scott F. Powers                                   None                                         None
------------------------------- --------------------------------------------- ----------------------------------------

-------------------
     /1/ Includes the value of shares beneficially owned by each Board Member in each Fund as of December 31, 2001.

     /2/ Includes the Company, UAM Funds Trust and UAM Funds, Inc. II. As of December 31, 2001, there were 31 portfolios in the UAM Funds Complex overseen by each Board Member.

     Standing Board Committees

     The Board has established two committees, i.e., Audit and Fund Governance Committees.

     The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee consists of all Independent Board Members. The Audit Committee met twice during the fiscal year ended October 31, 2001.

     The Fund Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Board Members. The Committee also periodically reviews Board governance procedures, Board composition and Board compensation and is responsible for monitoring legal counsel employed by the Company. The Fund Governance Committee consists of all Independent Board Members. There was one meeting of the Fund Governance Committee during the fiscal year ended October 31, 2001. Shareholders who desire to recommend nominees to serve as Board Members should submit the names of such nominees to the Governance Committee in care of the Company's Secretary.

PRINCIPAL SHAREHOLDERS

     As of February 1, 2002, the following persons or organizations held of record or beneficially 5% or more of the shares of the portfolio:

     Name and Address of Shareholder                             Percentage of Shares Owned        Fund
     ---------------------------------------------------------- ----------------------------- ---------------
     Jupiter & CO                                                          47.34%                 Dwight
     c/o Investors Bank & Trust CO                                                               Limited
     PO Box 9130                                                                              Maturity Bond
     Boston,  MA 02117-9130                                                                     Portfolio
     ---------------------------------------------------------- ----------------------------- ---------------
     Bear Stearns Securities Corp.                                         5.96%                  Dwight
     FBO 200-40471-10                                                                            Limited
     1 Metrotech Center North                                                                 Maturity Bond
     Brooklyn, NY  11201-3859                                                                   Portfolio
     ---------------------------------------------------------- ----------------------------- ---------------
     Debra Mango                                                           5.96%                  Dwight
     1 Colonial Drive                                                                            Limited
     Montpelier, VT  06502-3307                                                               Maturity Bond
                                                                                                Portfolio
     ---------------------------------------------------------- ----------------------------- ---------------
     Fleet National Bank                                                   23.75%                 Dwight
     FBO Frank M. Trantanella IRA                                                                Limited
     PO Box 92800                                                                             Maturity Bond
     Rochester, NY  14692-8900                                                                  Portfolio
     ---------------------------------------------------------- ----------------------------- ---------------
     UMBSC & Co.                                                           9.33%               Dwight Money
     FBO Interstate Brands Corp.                                                                  Market
     PO Box 419260                                                                              Portfolio
     Kansas City, MO  64141-6260
     ---------------------------------------------------------- ----------------------------- ---------------
     UMBSC & Co                                                            26.40%              Dwight Money
     FBO Interstate Brands Conservative Growth                                                    Market
     PO Box 419175                                                                              Portfolio
     Kansas City, MO  64141-6175
     ---------------------------------------------------------- ----------------------------- ---------------
     South Alaska Defined Contribution Pension Plan                        18.19%              Dwight Money
     Attn:  Royce R. Rock                                                                         Market
     PO Box 241266                                                                              Portfolio
     Anchorage,  AK  99524-1266
     ---------------------------------------------------------- ----------------------------- ---------------
     UMBSC & Co                                                            7.77%               Dwight Money
     FBO: IBC Savings Invest. Cons. Gr.                                                           Market
     PO Box 419692                                                                              Portfolio
     Kansas City, MO  64141-6692
     ---------------------------------------------------------- ----------------------------- ---------------
     Security Trust Co. TTEE                                               6.40%               Dwight Money
     FBO:  UA Local No. 375                                                                       Market
     Supplemental Pension Plan                                                                  Portfolio
     2390 E. Camelback Rd., Ste. 240
     Phoenix, AZ  85016-3474

     Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2002, the directors and officers of the Company owned less than 1% of the outstanding shares of the Funds.*

     * This amount does not include securities held of record by Molly S. Mugler as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

--------------------------------------------------------------------------------

     Dwight Asset Management Company (the "Adviser"), located at 100 Bank Street, Suite 800, Burlington, VT 05401, is the investment adviser to the Funds. The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. The Adviser, an affiliate of Old Mutual
     (US) Holdings Inc. ("Old Mutual US"), (formerly named United Asset Management Corporation), was founded in 1984 by John K. Dwight and joined Old Mutual US in 1994. The Adviser specializes in the management of stable value and other fixed income portfolios for defined contribution plans and other investors and has over $22 billion in assets under management and 59 employees. Prior to April 20, 2001, the Funds were managed by Dewey Square Investors Corporation ("Dewey Square"), which merged into Dwight Asset Management Company. Prior to the merger, Dewey Square was an affiliate of United Asset Management Corporation and the Adviser. The fixed income professionals who were previously employed by Dewey Square are primarily responsible for the management of the Funds.

     Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc purchased all of the shares of United Asset Management Corporation. Subsequently, the name of United Asset Management Corporation was changed as described above. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US had 32 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or portfolios in the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc, a financial services group based in the United Kingdom.

Fund Management

     Teams of the Adviser's investment professionals are primarily responsible for the day-to-day management of the Funds. Listed below are the members of each of those teams and a brief description of their business experience.

     Name & Title                    Experience
     ------------------------------- --------------------------------------------------------------------------------------
     Frederick C. Meltzer, PHD       Mr. Meltzer joined the Adviser in 2001 as a Senior Vice President and Portfolio
     Senior Portfolio Manager,       Manager. Prior to that he served as a Senior Portfolio Manager with Dewey Square,
     Fixed-Income                    which he joined in 1995. Prior to that he was Managing Director of Fixed Income at
                                     World Asset Management. Previously, he held positions as Senior Manager of Fixed
                                     Income at PanAgora Asset Management and Senior Fixed Income Portfolio Manager at
                                     The Boston Company. He has also held positions as Director of Research for the
                                     Farm Credit Banks Funding Corporation, Fixed Income Strategist at Chase Investors,
                                     and a staff economist at the Federal Reserve Bank of New York. He has 27 years of investment experience. Mr. Meltzer holds a MA in Economics from John Hopkins
                                     University and a Ph.D. in Economics from the University of Virginia.
     ------------------------------- --------------------------------------------------------------------------------------
     David J. Thompson, CFA          Mr. Thompson joined Dwight in 2000 as a Senior Vice President and Portfolio
     Senior Portfolio Manager,       Manager. Prior to joining Dwight he served as a Senior Portfolio Manager at Dewey
     Fixed-Income                    Square, which he joined in 1997. He was promoted to Senior Portfolio Manager in May
                                     1998. Prior to joining Dewey Square, Mr. Thompson was a member of Lord Abbett &
                                     Company's High Grade Fixed Income Department. In his role as a Fixed Income
                                     Manager, Mr. Thompson was responsible for managing $800 million of assets for a variety of institutional clients, including a 2a-7 money market mutual fund.
                                     Earlier in his career, David spent three years at Brown Brothers Harriman & Company as an Assistant Portfolio Manager in the Global Fixed Income Department. Mr.
                                     Thompson has 12 years of investment experience. He earned a BS degree in finance and economics from Manhattan College. Mr. Thompson earned his CFA in 1995.
     ------------------------------- --------------------------------------------------------------------------------------
     Derrick M. Wulf                 Mr. Wulf joined the Adviser in 1998 as Vice  President and Portfolio Manager. Prior
     Vice President and Portfolio    to joining the Adviser, Mr. Wulf was employed in Fixed Income Sales at First Union
     Manager                         Capital Markets in Charlotte, North Carolina. Mr. Wulf has five years of investment experience. He earned his Bachelor's of Science degree in Finance from the
                                     University of Vermont in 1996.

Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreements. The Company has filed each Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.

     Service Performed by Adviser

     The Adviser:

     .    Manages the investment and reinvestment of the Funds' assets;

     . Continuously reviews, supervises and administers the investment program of the Funds; and

     . Determines what portion of the Funds' assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties under an Investment Advisory Agreement, (2) reckless disregard by the Adviser of its obligations and duties under an Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to a Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under an Investment Advisory Agreement.

     Continuing an Investment Advisory Agreement

     An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

     . (1) majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . (2) majority of the Board Members or by a majority of the shareholders of a Fund.



     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of a Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .    It gives the Adviser 60 days' written notice.

     The Adviser may terminate an Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.


     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

     For its services, the Limited Maturity Bond Portfolio and Money Market Portfolio pay its investment adviser 0.45% and 0.40%, respectively. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Funds paid the following in management fees to the Adviser and its former investment adviser, Dewey Square.

                                                                 Investment Advisory Fees      Total Investment Advisory
                                 Investment Advisory Fees Paid            Waived                         Fees
     ----------------------------------------------------------------------------------------------------------------------
     Limited Maturity Bond
     Portfolio
          2001                              $33,666                         $0                          $33,666
     ----------------------------------------------------------------------------------------------------------------------
          2000                              $77,195                         $0                          $77,195
     ----------------------------------------------------------------------------------------------------------------------
          1999                             $132,944                         $0                         $132,944
     ----------------------------------------------------------------------------------------------------------------------
     Money Market Portfolio
          2001                             $126,208                      $154,289                      $280,497
     ----------------------------------------------------------------------------------------------------------------------
          2000                             $187,739                      $229,809                      $417,548
     ----------------------------------------------------------------------------------------------------------------------
          1999                             $466,029                      $256,316                      $209,713

Annual Board Approval of Investment Advisory Agreement

     At a meeting held on September 7, 2001, the Board of the Company, including the Independent Board Members, approved the continuation of the investment advisory agreements with the Adviser with respect to each Fund for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to the Funds and the Adviser's experience and qualifications. Among other items, the directors also reviewed and considered: (1) a summary report by the Adviser reviewing economic and market conditions and portfolio performance; (2) soft dollar and brokerage commission reports; (3) a report on advisory fees which included information on gross and net total advisory fees; (4) reports comparing the advisory fees, total expense ratios, administrative expenses, total net assets, and cumulative and annualized total returns of each Fund to comparable data from Lipper Analytical Services; and (5) the Adviser's current Form ADV.

     The Board requested and was provided information it considered necessary to evaluate the Adviser and the investment advisory agreements. Based on the information presented, the Board concluded that the Adviser was qualified to manage the Funds and provided the services required by the Funds under the investment advisory agreements. The Board also considered the expenses incurred by the Adviser in the performance of such services and whether the compensation paid to the Adviser was fair and equitable. In its reasonable business judgement, the Board unanimously concluded that it was in the best interests of each Fund to continue its investment advisory agreement with the Adviser.


DISTRIBUTOR

--------------------------------------------------------------------------------

     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of a Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts, 02109.


SHAREHOLDER SERVICING ARRANGEMENTS

--------------------------------------------------------------------------------

     Old Mutual US and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate its affiliated companies for referring shareholders to the Funds.


ADMINISTRATOR

--------------------------------------------------------------------------------

Administrator

     The Company and SEI Investments Mutual Funds Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it or its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the Funds paid the following in administration and sub-administrations fees.

                                       Total Administrative Fee for
                                         the Limited Maturity Bond       Total Administrative Fee for
          Fiscal Year Ended                     Portfolio*                  the Money Market Fund*
     -------------------------------- -------------------------------- ---------------------------------
          2001                                    $69,072                          $104,268
     -------------------------------- -------------------------------- ---------------------------------
          2000                                    $91,853                          $143,829
     -------------------------------- -------------------------------- ---------------------------------
          1999                                   $117,791                          $167,587
     -------------------------------- -------------------------------- ---------------------------------

     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Limited Maturity Bond Portfolio paid UAM Fund Services, Inc. administration fees of $34,911, $91,853 and $117,791, respectively, and the Money Market Portfolio paid UAM Fund Services, Inc. administration fees of $57,190, $143,829 and $167,587 respectively.

     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator, SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds, including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and Turner Funds.

     PBHG Shareholder Services Center, Inc. ("PBHGSSC") provides services as a shareholder servicing agent for each Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays PBHGSSC monthly fees calculated at the annual rate set forth below:

     .    $7,500 for the first operational class of a Fund; plus

     .    $2,500 for each additional operational class of a Fund.


TRANSFER AGENT

--------------------------------------------------------------------------------
     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11th Street, Fifth Floor, Kansas City, MO 64105, serves as transfer agent to the Company.

CUSTODIAN

--------------------------------------------------------------------------------
     J.P. Morgan Chase & Co. 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Company.

CODE OF ETHICS

--------------------------------------------------------------------------------
     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund. These codes of ethics are on public file with, and available from, the SEC.

BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS

--------------------------------------------------------------------------------
     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Investment Advisory Agreement also directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. The Adviser may select brokers based on research, statistical and pricing services they provide to the Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the Adviser is required to perform under the Investment Advisory Agreement. In so doing, the Funds may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.

     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.

     A Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, a Fund's investment adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO. SIDCO has established clearing relationships with variety of domestic and international brokers. When Fund brokerage is directed to SIDCO, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Where a Fund is operating under a voluntary expense limitation, the payment of Fund expenses with directed brokerage credits may not reduce Fund expenses below the level of such limitations but the Adviser may benefit through a reduction in the amount of fees being waived or reimbursed to the Fund by the Adviser. For its most recent fiscal year, each Fund did not direct any brokerage through SIDCO's designated brokers.

     At October 31, 2001, Dwight Money Market Portfolio held $1,689,000 in Goldman Sachs & Co. commercial paper. Goldman Sach's & Co. is one of the Dwight Money Market Portfolio's regular brokers and/or dealers. The Dwight Limited Maturity Bond Portfolio did not hold any securities of its regular brokers and dealers as these terms are defined in the 1940 Act.
     [Confirm]


SIMULTANEOUS TRANSACTIONS

--------------------------------------------------------------------------------

     The Adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the Adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The Adviser strives to allocate such transactions among its clients, including the Funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser are subject to review by the Company's Board.


BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------

Equity Securities


     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.


Debt Securities


     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


Commissions Paid


     For the last three fiscal years, the funds paid the following in brokerage commissions. Significant differences are due to increases or decreases in a Fund's net assets.



                                               Brokerage Commissions
     ---------------------------------------------------------------------------
     Limited Maturity Bond Portfolio
          2001                                        $1,220
     ---------------------------------------------------------------------------
          2000                                        $1,008
     ---------------------------------------------------------------------------
          1999                                        $0
     ---------------------------------------------------------------------------
     Money Market Portfolio
          2001                                        $0
     ---------------------------------------------------------------------------
          2000                                        $0
     ---------------------------------------------------------------------------
          1999                                        $0

CAPITAL STOCK AND OTHER SECURITIES

The Company


     The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company which consists of diversified and non-diversified funds. The Funds discussed in this SAI are diversified which means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities).


Description Of Shares And Voting Rights

     The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

     Description of Shares


     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board Members can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.

     If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. A majority of the Board may authorize the liquidation of any Fund or class thereof.


     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences


     The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Funds Complex, may offer Advisor Shares. The three classes represent interests in the same assets of a Fund and, except as discussed below, are identical in all respects.


     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .   Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .    Net income;

     .    Dividends; and

     .    NAV to the extent the Fund has undistributed net income.


Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .    Income dividends and capital gains distributions are paid in cash.


     Unless the shareholder elects otherwise in writing, the Funds will automatically reinvest all dividends and distributions in additional shares of the Funds at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to a Fund at least three days before the record date for income dividend or capital gain distribution.


     Each Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

     A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.



     At October 31, 2001, the Dwight Limited Maturity Bond Portfolio had available capital loss carryover for Federal income tax purposes of $1,550,689, $68,688, $137,755, $243,544, $19,744, $343,587 and $430,832
     which will expire in 2002, 2003, 2004, 2005, 2006, 2007 and 2008, respectively. The Dwight Limited Maturity Bond Portfolio has a total capital loss carryover of $2,794,839.

PURCHASE, REDEMPTION AND PRICING OF SHARES

NET ASSET VALUE PER SHARE

--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of a Fund is equal to the NAV. Each Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .    Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How a Fund Values its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES

--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to a Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Funds. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Funds' shares.

In-Kind Purchases


     At its discretion, the Company may permit investors to purchase shares of the Funds with securities, instead of cash. If the Company allows an investor to make an in-kind purchase, it will value such securities according to the policies described under "How A Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Funds at the NAV of the Fund determined as of the same time.


     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for the Funds;

     .    The securities have readily available market quotations;


     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Funds and are delivered to the Funds by the investor upon receipt from the issuer; and


     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Funds cannot exceed 5% of the net assets of the Funds. This condition does not apply to U.S. government securities.


     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.


REDEMPTION OF SHARES

--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Funds' investments.

By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.


     The Company and PBHGSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or PBHGSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or PBHGSSC does not employ the procedures described above. Neither the Company nor PBHGSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value Per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;


     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and


     .    On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, a Fund and its sub-transfer agent from fraud.

     The Funds will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .    when the NYSE and custodian bank are closed;

     .    when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .    for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE

--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES

--------------------------------------------------------------------------------
     Shareholders may transfer shares of the Funds to another person by making a written request to the Funds. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

PERFORMANCE CALCULATIONS

     The Funds measure their performance by calculating yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds calculates its current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN

--------------------------------------------------------------------------------
     Total return is the change in value of an investment in the Funds over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     A Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis.

     Each Fund calculates "average annual total return (before taxes)" according to the following formula:


         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


     Set forth in the table below are the Funds' average annual returns for the one-year, five-year and ten-year periods ended October 31, 2001.

                                        One Year  Five Years      10 Years

     --------------------------------------------------------------------------
     Limited Maturity Bond Portfolio     11.50%     5.94%          5.81%
     --------------------------------------------------------------------------
     Money Market Portfolio              4.36%      5.14%          4.60%
     --------------------------------------------------------------------------

     The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for the Fund is contained in the Prospectus.

     "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


YIELD

--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.


     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.


     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a =  dividends and interest earned during the period

         b =  expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends


         d = the maximum offering price per share on the last day of the period.

     The current 30-day yield for the Dwight Limited Maturity Bond Portfolio for the period ended October 31, 2001 was 1.39%.

     The current yield of the Dwight Money Market Portfolio is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Fund by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     The current and effective yield calculations for the Dwight Money Market Portfolio for the 7-day base period ended October 31, 2001 are 1.74% and 1.75%, respectively.


COMPARISONS

--------------------------------------------------------------------------------

     A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Funds may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:


     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

     .    that the indices and averages are generally unmanaged;

     . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     .    that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

FINANCIAL STATEMENTS

     The following documents are included in the Funds' October 31, 2001 Annual
     Report:

     .    Financial statements for the fiscal year ended October 31, 2001.


     .    Financial highlights for the respective periods presented.

     .    The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Funds' Annual Report are incorporated by reference herein. Shareholders may get copies of the Funds' Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.


GLOSSARY

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus of the Funds.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.


     Adviser means Dwight Asset Management Company, the investment adviser to the Funds.


     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Directors as a group.

     Company refers to UAM Funds, Inc.


     Fund refers to a single series of the Company, while Funds refer to all of the series of the Company. The Funds discussed in this Statement of Additional Information are the Dwight Limited Maturity Bond Fund and the Dwight Money Market Fund.


     Independent Board Member refers to Board Members that are not Interested Board Members.


     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.


     NAV is the net asset value per share of a Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

     PBHGSSC is PBHG Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1934 Act and the 1940 Act.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------




Long-Term Credit Ratings

The following summarizes the ratings used by Moody's for long-term debt:


Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



Short-Term Credit Ratings

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:



Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                    . Leading market positions in well-established industries.

                    .    High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.


Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


Not Prime        Issuers rated Not Prime do not fall within any of the
                 Prime rating categories.


    Notes to Short-Term and Long-Term Credit Ratings

         Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

    Municipal Note Ratings

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

About Credit Ratings

         Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------


Long-Term Credit Ratings




     The following summarizes the ratings used by Standard & Poor's for long-term issues:


AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.



BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC An obligation rated "CC" is currently highly vulnerable to nonpayment.


C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     Short-Term Credit Ratings


         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


A-1 A short-term obligation rated "A-1" is rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


Notes to Short-Term and Long-Term Credit Ratings


         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.

CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            iPositive means that a rating may be raised.
            iNegative means that a rating may be lowered.
            iStable means that a rating is not likely to change.
            iDeveloping means a rating may be raised or lowered.
            iN.M. means not meaningful.

Municipal Note Ratings

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

About Credit Ratings

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.


FITCH RATINGS
--------------------------------------------------------------------------------


Long-Term Credit  Ratings

         The following summarizes long-term ratings used by Fitch:

     Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicates that default of some kind appears probable, and "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.


                 Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


    Plus (+) or minus (-): may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

    Short-Term Credit Ratings

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D                Default.  Denotes actual or imminent payment default.

    Plus (+) or minus (-) may be appended to a rating other than "F1" to denote relative status within major ratings categories.

    Notes to Short-Term and Long-Term Credit Ratings

       Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

COMPARATIVE BENCHMARKS

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.


     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.


     Lehman Brothers Indices:


     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.


     Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

     Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.


     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $150 million.


     Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages


     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.


     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the fund in equities. (Equity category)

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)


     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

     Lipper Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.


     Merrill Lynch Corporate/Government Master Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates. Corporates are investment grade only (BBB or higher).


     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ----------------------------

     Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.

     Russell Midcap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.


     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.


     Standard & Poor's U.S. Indices:

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 Indices, representing 87% of the total U.S. equity market capitalization.


     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index into two groups according to price-to-book ratio. The Value Index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate fund. The Index covers over 80% of the securitized U.S. real estate market.


     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:

     S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

     S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks of the Bond Market Index (less than $1 billion market capitalization as of the annual reconstitution) including both developed and emerging markets, but excluding the U.S.


     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - is a focused measurement of the large value sector of the market. The Index is comprised of large companies that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. A high quality profile is required, eliminating companies that are undergoing adverse financial pressures. Companies that do not fall clearly into the defined value category are eliminated.


     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index -- composed of over 1,700 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

     Wilshire REIT Index - measures U.S. publicly traded real estate investment trusts. This Index is a subject of the Real Estate Securities Index. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.

     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                          (Toll free) 1-877-826-5465



                          FMA Small Company Portfolio

                          Institutional Class Shares

                      Statement of Additional Information









                               February 28, 2002

     This statement of additional information ("SAI") is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated February 28, 2002, as supplemented from time to time. You may obtain the Fund's prospectus and shareholder reports by contacting the UAM Funds at the address listed above.

     The audited financial statements of the Fund and the related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents




Description of Permitted Investments.........................................1
    Debt Securities..........................................................1
    Derivatives..............................................................7
    Equity Securities.......................................................14
    Foreign Securities......................................................16
    Investment Companies....................................................20
    Repurchase Agreements...................................................20
    Restricted Securities...................................................20
    Securities Lending......................................................21
    Short Sales.............................................................21
    When Issued, Delayed - Delivery and Forward Transactions................22
Investment Policies of the Fund.............................................22
    Fundamental Policies....................................................22
    Non-Fundamental Policies................................................23
Management of the Company...................................................24
    Board Members...........................................................25
Principal Shareholders......................................................31
Investment Advisory and Other Services......................................32
    Investment Adviser......................................................32
    Distributor.............................................................34
    Shareholder Servicing Arrangements......................................34
    Administrative Services.................................................34
    Transfer Agent..........................................................36
    Custodian...............................................................37
    Independent Accountants.................................................37
    Code of Ethics..........................................................37
Brokerage Allocation and Other Practices....................................37
    Selection of Brokers....................................................37
    Simultaneous Transactions...............................................38
    Brokerage Commissions...................................................38
Capital Stock and Other Securities..........................................39
Federal Taxes...............................................................40
Purchase, Redemption and Pricing of Shares..................................41
    Net Asset Value Per Share...............................................41
    Purchase of Shares......................................................41
    Redemption of Shares....................................................42
    Exchange Privilege......................................................44
    Transfer of Shares......................................................44
Performance Calculations....................................................44
    Total Return............................................................44
    Yield    ...............................................................45
    Comparisons.............................................................46
Financial Statements........................................................46
Glossary ...................................................................46
Bond Ratings................................................................47
    Moody's Investors Service, Inc..........................................47
    Standard & Poor's Ratings Services......................................50
    Fitch Ratings...........................................................53
Comparative Benchmarks......................................................55

DESCRIPTION OF PERMITTED INVESTMENTS


     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."





DEBT SECURITIES

--------------------------------------------------------------------------------


     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     o    By the right of the issuer to borrow from the U.S. Treasury;

     o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     o    By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

     Corporate Bonds


     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


     Mortgage-Backed Securities


     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.


     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)


     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.


     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)


     FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities


     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.


     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


     The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.


     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

         Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies;

     o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.


     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.


     Bankers' Acceptance

     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


     Commercial Paper


     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.



     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds


     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand

     Maturity


     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.


     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

     Duration


     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.


     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk


     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


     Credit Rating


     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.


DERIVATIVES

--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Types of Derivatives

     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.


     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."


     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     A Fund may incur commission expenses when it opens or closes a futures position.

     Options


     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.


     Purchasing Put and Call Options


     When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.


     The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.


     A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.


     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.


     The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

          At the time of selling a put option, the Fund may cover the put option by:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.


     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


     A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

     Combined Positions

     A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     o    Do not require an initial margin deposit.

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies


     A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.


     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.


     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

     Swaps, Caps, Collars and Floors

     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.


     Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.


     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.


     A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

     Correlation of Prices


     A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.


     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.


     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

     Lack of Liquidity

     Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract;

     o    not be able to hedge its investments; and

     o    not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.


     Management Risk


     If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its investment adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.


     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


EQUITY SECURITIES

--------------------------------------------------------------------------------

Types of Equity Securities

     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.


     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.


     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

     General Risks of Investing in Stocks


     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;


     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Small and Medium-Sized Companies


     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

     Initial Public Offerings ("IPO")

     A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .    They can invest in investment funds.


     American Depositary Receipts (ADRs)


     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds


     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and


     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies.

     Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

     The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


     Stock Exchange and Market Risk


     The Adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

     . are generally more volatile than, and not as developed or efficient, as those in the United States;

     .    have substantially less volume;

     . trade securities that tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:

     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .    Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries; and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


     The Euro

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.


INVESTMENT COMPANIES

--------------------------------------------------------------------------------

     A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of it's total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM Money Market Portfolio), provided that the investment is:

     .    For cash management purposes;

     .    Consistent with the Fund's investment policies and restrictions; and

     . The Fund's investment adviser waives any fees it earns on the assets of a Fund that are invested in the UAM Dwight Money Market Portfolio.

     A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.


REPURCHASE AGREEMENTS

--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.


     When a Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).


     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

--------------------------------------------------------------------------------

     The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

--------------------------------------------------------------------------------
     A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     o The borrower must provide collateral at least equal to the market value of the securities loaned;

     o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     o    It must be able to terminate the loan at any time;

     o It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

     o    It must determine that the borrower is an acceptable credit risk.

          These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     o    Experience delays in recovering its securities.


SHORT SALES

--------------------------------------------------------------------------------

Description of Short Sales


     Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.

     A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

     In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     A Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     o The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

     o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND




FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------

     The following limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

     o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

     o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

     o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.


NON-FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------
     The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

     o not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2)the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.



               Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     o    invest in the securities of foreign issuers.

     o purchase shares of other investment companies to the extent permitted by applicable law The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     o invest in illiquid and restricted securities to the extent permitted by applicable law.

     The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     o    write covered call options and may buy and sell put and call options.

     o    enter into repurchase agreements.

     o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     o    sell securities short and engage in short sales "against the box."

     o    enter into swap transactions.

MANAGEMENT OF THE COMPANY

     The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute the policies the Board has formulated. The Company pays each Independent Board Member the following fees:

     o    A $200 quarterly retainer fee per active Fund;

     o $3,000 for each meeting of the Board other than a private meeting or telephonic meeting (however, with quarterly retainer fees, each Board member must receive a minimum fee of $7,500 for each meeting other than a private meeting or telephonic meeting);

     o    $1,500 for each private meeting of the Board;

     o    $1,500 for each telephonic meeting of the Board; and

     o $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Independent Board Members and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as Directors or officers.

BOARD MEMBERS

--------------------------------------------------------------------------------

     The Company's Board Members are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.

     The following chart provides certain information about the fees received by the Company's Board Members during the fiscal year ended October 31, 2001.

INDEPENDENT BOARD MEMBERS



---------------------------------------------------------------------------------------------------------------------
                                                                      Pension or             Total Compensation
                                                                  Retirement Benefits           from the UAM
                                    Aggregate Compensation        Accrued as Part of           Funds Complex/1/
   Name of Person/Position             From the Company              Fund Expenses         Paid to Board Members
   -----------------------             ----------------              -------------         ---------------------

--------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director                                   $33,380                       None                     $52,840
--------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn
Director                                   $33,380                       None                     $52,840
--------------------------------------------------------------------------------------------------------------------
William A. Humenuk
Director                                   $33,380                       None                     $52,840
--------------------------------------------------------------------------------------------------------------------
Philip D. English
Director                                   $33,380                       None                     $52,840
---------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS

---------------------------------------------------------------------------------------------------------------------
                                                                       Pension or             Total Compensation
                                                                  Retirement Benefits           from the UAM
                                   Aggregate Compensation          Accrued as Part of           Funds Complex/1/
    Name of Person/Position            From the Company              Fund Expenses         Paid to Board Members
---------------------------------------------------------------------------------------------------------------------
James F. Orr III
Director, Chairman and
President/2/                                None                        None                       None
---------------------------------------------------------------------------------------------------------------------
Scott F. Powers
Director, Chairman and
President/3/                                None                        None                       None
---------------------------------------------------------------------------------------------------------------------


/1/ The "UAM Fund Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. and each Independent Board Member receives compensation for such services.

/2/ Mr. Orr resigned as Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.

/3/ Mr. Powers was appointed a Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.

     Board Members and Officers

     Information pertaining to the directors and officers of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Independent Board Members." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Board Members." Scott Powers is considered an "Interested Board Member" because (1) he serves as an officer of the Company and (2) is an employee of Old Mutual (US) Holdings Inc., the parent of several advisers in the UAM Funds Complex. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, LLC, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                       Term of                                                  Number of
                                        Office                                                  Portfolios
                                         and                                                   in UAM Funds           Other
                        Position(s)     Length                                                   Complex           Directorships
     Name, Address,     Held with       of Time           Principal Occupation(s)              Overseen by        Held by Board
     Date of Birth/1/   the Company     Served/2/           During Past 5 Years                Board Member/3/        Member/4/
    -----------------   -----------    ----------          ---------------------               ---------------     -------------
   INDEPENDENT
     BOARD MEMBERS

   John T. Bennett,      Director        1/89     Mr. Bennett is President of Squam                   27              None
   Jr.                                            Investment Management Company, Inc. and
   1/26/29                                        Great Island Investment Company, Inc.
                                                  (investment management). From 1988 to 1993,
                                                  Mr. Bennett was President of Bennett
                                                  Management Company.

   Nancy J. Dunn         Director      6/20/97    Ms. Dunn has been Financial Officer of              27              None
   8/14/51                                        World Wildlife Fund (nonprofit) since
                                                  January 1999.  From 1991 to 1999, Ms. Dunn
                                                  was Vice President for Finance and
                                                  Administration and Treasurer of Radcliffe
                                                  College (education).

   William A. Humenuk    Director        1/89     Mr. Humenuk has been Senior Vice President          27              None
   4/21/42                                        Administration, General Counsel and
                                                  Secretary of Lone Star Industries Inc.
                                                  (cement and ready-mix concrete) since March
                                                  2000.  From June 1998 to March 2000 he was
                                                  Executive Vice President and Chief
                                                  Administrative Officer of Philip Services

                                        Term of                                                     Number of
                                         Office                                                    Portfolios
                                          and                                                      in UAM Funds          Other
                        Position(s)      Length                                                      Complex         Directorships
     Name, Address,     Held with       of Time           Principal Occupation(s)                  Overseen by       Held by Board
     Date of Birth/1/   the Company     Served/2/           During Past 5 Years                   Board Member/3/       Member/4/
   ------------------   -----------     ---------           -------------------                   ---------------      ----------
                                                  Corp. (ferrous scrap processing, brokerage
                                                  and industrial outsourcing services).  Mr.
                                                  Humenuk was a Partner in the Philadelphia
                                                  office of the law firm Dechert Price &
                                                  Rhoads from July 1976 to June 1998.  He was
                                                  also formerly a Director of Hofler Corp.
                                                  (manufacturer of gear grinding machines).


   Philip D. English     Director       10/88     Mr. English is President and Chief                  27              None
   8/5/48                                         Executive Officer of Broventure Company,
                                                  Inc., a company engaged in the investment
                                                  management business.  He is also Chairman
                                                  of the Board of Chektec Corporation (drugs)
                                                  and Cyber Scientific, Inc. (computer mouse
                                                  company).

   INTERESTED
     BOARD MEMBER

   Scott F. Powers    Director,        01/01/02   Mr. Powers has been Chief Executive Officer         27              None
   8/1/59             Chairman of                 of Old Mutual (US) Holdings Inc. (financial
                      the Board and               services) and Old Mutual Asset Managers
                      President                   (US) (financial services) since September
                                                  2001.  From 1998 to September 2001 he was
                                                  Executive Vice President of Sales and
                                                  Marketing and Product Development at Mellon
                                                  Institutional Asset Management (financial
                                                  services).  Mr. Powers was Chief Operating
                                                  Officer and head of marketing and client
                                                  services at Boston Company Asset Management
                                                  (financial services) from 1996 to 1998.


   OFFICERS

   Linda T. Gibson    Vice             6/27/00    General Counsel and Senior Vice President           N/A              N/A
   One International  President and               of Old Mutual (US) Holdings Inc. (financial
   Place              Secretary                   services); President of UAM Investment
   Boston, MA 02110                               Services, Inc. (financial services), UAM
   7/31/65                                        Fund Services, Inc. (financial services)
                                                  and UAM Fund Distributors,
                                                  Inc. (broker-dealer) since
                                                  April 2000; President and
                                                  Director of UAM Trust Company
                                                  (trust company) since April
                                                  2001 to October

                                          Term of                                            Number of
                                           Office                                           Portfolios
                                            and                                            in UAM Funds             Other
                         Position(s)       Length                                             Complex            Directorships
     Name, Address,      Held with        of Time      Principal Occupation(s)              Overseen by          Held by Board
     Date of Birth/1/    the Company     Served/2/       During Past 5 Years                Board Member/3/         Member/4/
    -----------------    -----------     ---------       -------------------                ---------------      ---------------
                                                  2001; Director
                                                  of UAM Funds plc (UCITS fund)
                                                  since April 2001; various
                                                  director and officer positions
                                                  with subsidiaries of Old
                                                  Mutual (US) Holdings Inc. and
                                                  investment products managed by
                                                  such subsidiaries; Senior Vice
                                                  President and Secretary of
                                                  Signature Financial Group,
                                                  Inc. (financial services) and
                                                  affiliated broker-dealers from
                                                  1991 to 2000; Director and
                                                  Secretary of Signature
                                                  Financial Group Europe, Ltd.
                                                  (financial services) from 1995
                                                  to 2000; Secretary of the
                                                  Citigroup Family of Mutual
                                                  Funds (mutual funds) from 1996
                                                  to 2000; Secretary of the 59
                                                  Wall Street Family of Mutual
                                                  Funds (mutual funds) from 1996
                                                  to 2000.

   Sherry Kajdan      Vice             3/15/01    Vice President and Assistant Secretary of           N/A              N/A
   Vetterlein         President and               SEI Investments Mutual Funds Services
   One Freedom        Assistant                   since January 2001.  Shareholder/Partner,
   Valley Drive       Secretary                   Buchanan Ingersoll Professional Corporation
   Oaks, PA  19456                                (law firm) (1992-2000).
   6/22/62

   Christopher T.       Treasurer      3/15/01    Director, Fund Accounting, SEI Investments          N/A              N/A
   Salfi                                          Mutual Funds Services since January 1998;
   530 East                                       prior to his current position, served most
   Swedesford Road                                recently as Fund Accounting Manager of SEI
   Wayne, PA  19087                               Investments Mutual Funds Services from 1994
   11/28/63                                       to 1998; Investment Accounting Manager at
                                                  PFPC Inc. (mutual fund services) from 1993
                                                  to 1994; FPS Services, Inc. (mutual fund
                                                  services) from 1986 to 1993.

   Molly S. Mugler    Assistant        3/15/01    Vice President and Assistant General                N/A              N/A
   One International  Secretary                   Counsel of Old Mutual (US) Holdings Inc.
   Place                                          (financial services) since January 2001;
   Boston, MA  02110                              various officer positions with subsidiaries
   10/16/51                                       of Old Mutual (US) Holdings Inc. and
                                                  investment products managed by such
                                                  subsidiaries since January 2001; Secretary
                                                  of Signature Financial Group, Inc.
                                                  (financial services) and subsidiaries
                                                  (including affiliated broker-dealers) and
                                                  investment products serviced by such
                                                  subsidiaries until 2001; President of SFG
                                                  Global Investments, Inc. (commodity pool
                                                  operator) until 2001.

                                       Term of                                                    Number of
                                       Office                                                     Portfolios
                                         and                                                     in UAM Funds           Other
                         Position(s)   Length                                                       Complex         Directorships
     Name, Address,      Held with     of Time           Principal Occupation(s)                  Overseen by       Held by Board
     Date of Birth/1/   the Company    Served/2/            During Past 5 Years                  Board Member/3/       Member/4/
   ------------------    -----------   ---------           ---------------------                 ---------------     -------------

   Suzan M. Barron    Assistant        6/29/01    Director and Senior Legal Counsel of Old            N/A              N/A
   One International  Secretary                   Mutual (US) Holdings Inc. (financial
   Place                                          services) since July 2001; Vice President
   Boston, MA 02110                               and Counsel of Liberty Financial Companies,
   9/5/64                                         Inc. (financial services) from 1998 to
                                                  2001; Assistant Secretary to
                                                  Liberty Funds Group (mutual
                                                  funds) from 1998 to 2001;
                                                  Counsel of Manufacturers Life
                                                  Insurance Company from 1997 to
                                                  1998; Vice President and
                                                  Counsel of Citizens Advisors,
                                                  Inc. (mutual funds) from 1996
                                                  to 1997.


----------
/1/ Each Board Member may be contacted by writing to the Board Member c/o UAM Funds, Inc., One International Place, Boston Massachusetts 02110, Attn: Linda T. Gibson, Secretary.

/2/ Each Board Member holds office for an indefinite term until the earliest of:
(a) the election of his successor or (b) the date a Board Member dies, resigns or is removed by the Board in accordance with the Company's by-laws. Each officer holds office for a one-year term until: (a) his/her reappointment by the Board; (b) his/her successor is chosen and qualifies; or (c) he/she dies, resigns or is removed by the Board in accordance with the Company's by-laws.

/3/ The "UAM Funds Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. As of February 1, 2002, each Board Member oversaw 27 portfolios in the UAM Funds Complex. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. In addition to the Company, each officer also serves as an officer of UAM Funds Trust and UAM Funds, Inc. II.

/4/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

     Ownership of Fund Shares

     The following table shows the dollar range of shares beneficially owned by each Board Members in the Fund and other portfolios of the Company, UAM Funds Trust and UAM Funds, Inc. II.

INDEPENDENT BOARD MEMBERS

------------------------------- ------------------------------------------- ------------------------------------------
                                                                                    Aggregate Dollar Range of
                                                                                    Equity Securities in All
                                             Dollar Range of                  Portfolios in the UAM Funds Complex/2/
Name of Board Member                  Equity Securities in the Fund/1/              Overseen by Board Member
------------------------------- ------------------------------------------- ------------------------------------------
------------------------------- ------------------------------------------- ------------------------------------------
John T. Bennett, Jr.                               None                                       None
------------------------------- ------------------------------------------- ------------------------------------------
Nancy J. Dunn                                      None                                       None
------------------------------- ------------------------------------------- ------------------------------------------
William A. Humenuk                                 None                                       None
------------------------------- ------------------------------------------- ------------------------------------------
Philip D. English                                  None                                 $10,001 - $50,000
------------------------------- ------------------------------------------- ------------------------------------------

INTERESTED BOARD MEMBER

------------------------------- --------------------------------------------- ----------------------------------------
                                                                                     Aggregate Dollar Range of
                                                                                     Equity Securities in All
                                              Dollar Range of                    Portfolios in UAM Funds Complex/2/
Name of Board Member                   Equity Securities in the Fund/1/              Overseen by Board Member
------------------------------- --------------------------------------------- ----------------------------------------
Scott F. Powers                                     None                                       None
------------------------------- --------------------------------------------- ----------------------------------------

    /1/ Includes the value of shares beneficially owned by each Board Member in the Fund as of December 31, 2001.

    /2/ Includes the Company, UAM Funds Trust and UAM Funds, Inc. II. As of December 31, 2001, there were 31 portfolios in the UAM Funds Complex overseen by each Board Member.


     Standing Board Committees

     The Board has established two committees, i.e., Audit and Fund Governance Committees.

     The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee consists of all Independent Board Members. The Audit Committee met twice during the fiscal year ended October 31, 2001.

     The Fund Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Board Members. The Committee also periodically reviews Board governance procedures, Board composition and Board compensation and is responsible for monitoring legal counsel employed by the Company. The Fund Governance Committee consists of all Independent Board Members. There was one meeting of the Fund Governance Committee during the fiscal year ended October 31, 2001. Shareholders who desire to recommend nominees to serve as Board Members should submit the names of such nominees to the Governance Committee in care of the Company's Secretary.

PRINCIPAL SHAREHOLDERS

     As of February 1, 2002, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:

    Name and Address of Shareholder                 Percentage of Shares Owned
    ----------------------------------------------- ---------------------------
    Fidelity Invest Inst Operations Co Inc.                   39.06%
    For Certain Employee Benefit Plans
    100 Magellan Way KWIC
    Covington, KY  41015-1999
    ----------------------------------------------- ---------------------------
    Charles Schwab & Co., Inc.                                 13.7%
    Reinvest Account
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA  94104-4122
    ----------------------------------------------- ---------------------------
    Putnam Fiduciary Trust Co. TTEE                            6.90%
    CCE Matched Employee Savings & Investment Plan
    Attn:  DC Plan Admin. Team
    One Investors Way MSN4E
    Norwood, MA  02062-1599
    ----------------------------------------------- ---------------------------
    Dingle & Co.                                               6.06%
    C/O Comerica Bank
    Attn:  Mutual Funds
    P.O. Box 75000
    Detroit,  MI  48275-0001
    ----------------------------------------------- ---------------------------

     Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2002, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.*

     *This amount does not include securities held of record by Molly S. Mugler as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.


INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

--------------------------------------------------------------------------------
     Fiduciary Management Associates, Inc., a Delaware corporation located at 55 Monroe Street, Suite 2550, Chicago, Illinois 60603, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, an subsidiary of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1980.

     Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc. purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 32 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc., a financial services company based in the United Kingdom.


Fund Management

     A team of investment professionals is primarily responsible for the day-to-day management of the Fund. Listed below are the investment professionals of the Adviser that comprise the team and a description of their business experience during the past five years.


     Name & Title               Experience
     -------------------------- --------------------------------------------------------------------------------------------
     Kathryn A. Vorisek         Ms.  Vorisek joined the Adviser in 1996 with a broad  background in the  investment  field.
     President                  Her previous  responsibilities  included  serving as Vice President in the fixed income and equity  departments at Duff & Phelps  Corporation from 1989 to 1996 and as Research Analyst at Citicorp in Chicago.  Prior to that, she served as an institutional  equity  salesperson at Lehman Brothers.  After receiving her B.S. degree in Finance from Marquette  University,
                                Ms. Vorisek earned her M.B.A.  from  Northwestern  University in Finance and  International
                                Business.  She is a member of the  Association  for  Investment  Management and Research as
                                well as the Investment Analysts Society of Chicago.



     Name & Title               Experience
     -------------------------- --------------------------------------------------------------------------------------------
     Michael P. Gasparac        Mr.  Gasparac  joined the Adviser in 1999 with over seven years of  investment  experience.
     Vice President             Prior to  joining  the  Adviser,  Mr.  Gasparac  was an equity  analyst  at  Compass  Asset
                                Management.  Prior to that,  he was an equity  analyst at Zurich  Kemper  Investments  from
                                1992 until 1996. He has a B.S. from Northern  Illinois  University and a M.B.A.  in Finance from DePaul  University.  He is a member of the Association  for Investment  Management and
                                Research as well as the Investment Analyst Society of Chicago.



Investment Advisory Agreement


     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.


     Service Performed by Adviser


     The Adviser:


     .    Manages the investment and reinvestment of the Fund's assets;

     . Continuously reviews, supervises and administers the investment program of the Fund; and

     . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the Adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to a Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.


     Continuing an Investment Advisory Agreement

     An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

     . majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . majority of the Board Members or by a majority of the shareholders of the Fund.



     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .    It gives the Adviser 60 days' written notice.

     The Adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.


     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

     For its services, the Fund pays the Adviser a fee calculated at an annual rate of 0.75% of its average daily net assets. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Fund paid the following in management fees to the Adviser:


     ---------------------------------------------------------------------------------------------------------------------
     FMA Small Company           Investment Advisory Fees       Investment Advisory Fees      Total Investment Advisory
     Portfolio                              Paid                         Waived                         Fees
     ---------------------------------------------------------------------------------------------------------------------
          2001                           $1,085,004                        $0                        $1,085,004
     ---------------------------------------------------------------------------------------------------------------------
          2000                            $ 668,672                     $206,379                      $ 875,051
     ---------------------------------------------------------------------------------------------------------------------
          1999                           $1,029,996                     $310,560                     $1,340,556


Annual Board Approval of Investment Advisory Agreement

     At a meeting held on September 7, 2001, the Board of the Company, including the Independent Board Members, approved the continuation of the investment advisory agreement with the Adviser with respect to the Fund for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to the Fund and the Adviser's experience and qualifications. Among other items, the directors also reviewed and considered: (1) a summary report by the Adviser reviewing economic and market conditions and portfolio performance; (2) soft dollar and brokerage commission reports; (3) a report on advisory fees which included information on gross and net total advisory fees; (4) reports comparing the advisory fees, total expense ratios, administrative expenses, total net assets, and cumulative and annualized total returns of the Fund to comparable data from Lipper Analytical Services; and (5) the Adviser's current Form ADV.

     The Board requested and was provided information it considered necessary to evaluate the Adviser and the investment advisory agreement. Based on the information presented, the Board concluded that the Adviser was qualified to manage the Fund and provided the services required by the Fund under the investment advisory agreement. The Board also considered the expenses incurred by the Adviser in the performance of such services and whether the compensation paid to the Adviser was fair and equitable. In its reasonable business judgement, the Board unanimously concluded that it was in the best interests of the Fund to continue its investment advisory agreement with the Adviser.


DISTRIBUTOR

--------------------------------------------------------------------------------
     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of a Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts, 02109.


SHAREHOLDER SERVICING ARRANGEMENTS

--------------------------------------------------------------------------------
     Old Mutual (US) Holdings Inc. and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate its affiliated companies for referring shareholders to the Funds.


ADMINISTRATIVE SERVICES

--------------------------------------------------------------------------------

Administrator

     The Company and SEI Investments Mutual Funds Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it or its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the Fund paid the following in administration and sub-administrations fees.

            Fiscal Year Ended            Total Administrative Fee*
     -------------------------------- --------------------------------
          2001                                   $176,213
     -------------------------------- --------------------------------
          2000                                   $240,901
     -------------------------------- --------------------------------
          1999                                   $365,280
     -------------------------------- --------------------------------

     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $74,432, $240,901 and $365,280, respectively.

     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator, SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds, including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and Turner Funds.

     PBHG Shareholder Services Center, Inc. ("PBHGSSC") provides services as a shareholder servicing agent for each Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays PBHGSSC monthly fees calculated at the annual rate set forth below:

     .    $7,500 for the first operational class of a Fund; plus

     .    $2,500 for each additional operational class of a Fund.


TRANSFER AGENT

--------------------------------------------------------------------------------
     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11th Street, Fifth Floor, Kansas City, MO 64105, serves as transfer agent to the Company.

CUSTODIAN

--------------------------------------------------------------------------------
     J.P. Morgan Chase & Co., 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.


INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Company.

CODE OF ETHICS

--------------------------------------------------------------------------------
     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal accounts, including (except for the Adviser) securities purchased and held by the Fund. These codes of ethics are on public file with, and available from, the SEC.


BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS

--------------------------------------------------------------------------------
     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The Adviser may select brokers based on research, statistical and pricing services they provide to the Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the Adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.

     During the Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $290,701,603.21 the total amount of transactions effected through brokers providing research services was $87,702,342.49 and the brokerage commissions paid to brokers providing research services was $458,420.90.

     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.

     The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, the Fund's investment adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO. SIDCO has established clearing relationships with a variety of domestic and international brokers. When Fund brokerage is directed to SIDCO, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Where a Fund is operating under a voluntary expense limitation, the payment of Fund expenses with directed brokerage credits may not reduce Fund expenses below the level of such limitation but the Adviser may benefit through a reduction in the amount of fees being waived or reimbursed to the Fund by the Adviser. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.

     As of October 31, 2001, the Fund held 92,300 shares of Jeffries Group Inc., one of its regular brokers and dealers as these terms are defined in the 1940 Act.


SIMULTANEOUS TRANSACTIONS

--------------------------------------------------------------------------------

     It is the Adviser's practice, when feasible, to aggregate (or "bunch") multiple orders in a single transaction for the accounts of several clients within or across management groups in order to seek a lower commission or a more advantageous net price. All clients participating in the aggregated execution receive the same execution price. To the extent commission negotiation has been left to the Adviser, transaction costs are shared pro-rata. However, in the case of a client who has restricted the Adviser to a particular broker or dealer with respect to transactions for that client's account, and has established particular commission rates for such transactions, said account generally will be unable to participate in aggregated orders and the client's specification of a particular commission will preclude that client from receiving the benefit, if any, of a lower commission resulting from the aggregation of orders with the Adviser's broker of choice.

     It is the Adviser's policy to execute the aggregated orders before directed orders for the same security, although discretion is left to the trader as to when a particular order is executed. If the block trade is filled entirely, it is to be allocated among clients according to the guidelines expressed on the trade ticket.

     On partially filled aggregated orders, the Adviser's traders will make good faith judgments as to whether it is appropriate to pro-rate the completed portion of the trade over all accounts involved, or if "selected allocation" is appropriate. The Adviser generally will consider making "selected allocations" when the number of shares traded on a particular day is less than 20% of the initial order. However, cash balances, new account funding, significant contributions, account liquidations, significant withdrawals, minimum position sizes, small lot orders (less than 500 shares), and the need to raise cash for a particular account may result in exceptions to the normal allocation procedure.

     The Adviser's policies are subject to review by the Company's Board.

BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


Commissions Paid

     For the last three fiscal years, the Fund paid the following in brokerage commissions:

     FMA Small Company Portfolio                    Brokerage Commissions
     ---------------------------------------------------------------------------
          2001                                          $ 770,080.16
     ---------------------------------------------------------------------------
          2000                                          $ 672,930.37
     ---------------------------------------------------------------------------
          1999                                          $1,246,333.58

     Brokerage commissions have varied due to changing asset levels.

CAPITAL STOCK AND OTHER SECURITIES

The Company

     The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. The Fund is diversified which means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities).


Description Of Shares And Voting Rights

     The Company's Articles of Incorporation, as amended, permit its Board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.


     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board Members can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Company's Board.

     If the Company is liquidated, the shareholders of a Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the Board.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences

     The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, may offer Advisor Shares. The three classes representing interests in the same assets of a Fund and, except as discussed below, are identical in all respects:


     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .    Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .    Net income;

     .    Dividends; and

     .    NAV to the extent the Fund has undistributed net income.


Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .    Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the Fund will automatically reinvest all dividends in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

     The Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.




FEDERAL TAXES

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If the Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.


     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     As of October 31, 2001, the Fund had available a capital loss carryover for Federal income tax purposes of approximately $2,604,674 that will expire on October 31, 2007.


PURCHASE, REDEMPTION AND PRICING OF SHARES

NET ASSET VALUE PER SHARE

--------------------------------------------------------------------------------


Calculating NAV

     The purchase and redemption price of the shares of a class of the Fund is equal to its NAV. The Fund calculates its NAV by subtracting the liabilities from the total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .    Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



How the Fund Values Its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES

--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund shares.

In-Kind Purchases

     At its discretion, the Company may permit investors to purchase shares of the Fund with securities, instead of cash. If the Company allows an investor to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.


     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for the Fund;

     .    The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and


     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.


REDEMPTION OF SHARES

--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.


By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.

     The Company and PBHGSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or PBHGSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or PBHGSSC does not employ the procedures described above. Neither the Company nor PBHGSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value Per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and


     .    On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .    when the NYSE and custodian bank are closed;

     .    when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .    for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE

--------------------------------------------------------------------------------

     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class of UAM Funds does not charge a sales commission or charge of any kind for exchanges.


     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES

--------------------------------------------------------------------------------

     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

PERFORMANCE CALCULATIONS

     A Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates its current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each class of the Fund.


TOTAL RETURN

--------------------------------------------------------------------------------

     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis.

     The Fund calculates "average annual total return (before taxes)" according to the following formula:


         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Fund's average annual returns for the one-year period and the five-year period ended October 31, 2001 and the shorter of the ten-year period ended October 31, 2001 or the period from a Fund's inception date through October 31, 2001.

                                            One Year            Five Years            10 Years         Inception Date
     --------------------------------------------------------------------------------------------------------------------
     FMA Small Company Portfolio              1.57%               10.19%               12.35%              7/31/91
     --------------------------------------------------------------------------------------------------------------------

     The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for the Fund is contained in the Prospectus.

     "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

YIELD

--------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends


          d = the maximum offering price per share on the last day of the period.


COMPARISONS

--------------------------------------------------------------------------------

     A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

     .    that the indices and averages are generally unmanaged;

     . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     .    that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

FINANCIAL STATEMENTS

     The following documents are included in the Fund's October 31, 2001 Annual
     Report:

     .    Financial statements for the fiscal year ended October 31, 2001.

     .    Financial highlights for the respective periods presented.

     .    The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

GLOSSARY

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means Fiduciary Management Associates, Inc.


     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Directors as a group.

     Company refers to UAM Funds, Inc.

     FDI is Funds Distributor, Inc., the Company's distributor.

     Fund refers to FMA Small Company Portfolio, which is a series of the Company.


     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.


     NAV is the net asset value per share of a Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

     PBHGSSC is PBHG Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the U.S. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.



BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Long-Term Credit Ratings

The following summarizes the ratings used by Moody's for long-term debt:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Credit Ratings

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    . Leading market positions in well-established industries.

                    .    High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime        Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Notes to Short-Term and Long-Term Credit Ratings

         Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

    Municipal Note Ratings

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

About Credit Ratings

     Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------


Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Short-Term Credit Ratings

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

A-1 A short-term obligation rated "A-1" is rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Notes to Short-Term and Long-Term Credit Ratings

         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             . Positive means that a rating may be raised.
             . Negative means that a rating may be lowered.
             . Stable means that a rating is not likely to change. . Developing means a rating may be raised or lowered. . N.M. means not meaningful.

Municipal Note Ratings

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

About Credit Ratings

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

FITCH RATINGS
--------------------------------------------------------------------------------

Long-Term Credit Ratings

         The following summarizes long-term ratings used by Fitch:

     Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicates that default of some kind appears probable, and "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                 Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

    Plus (+) or minus (-): may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

    Short-Term Credit Ratings

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D                Default.  Denotes actual or imminent payment default.

    Plus (+) or minus (-) may be appended to a rating other than "F1" to denote relative status within major ratings categories.

    Notes to Short-Term and Long-Term Credit Ratings

       Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

COMPARATIVE BENCHMARKS

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:

     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

     Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

     Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $150 million.

     Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.(Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the fund in equities. (Equity category)

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

     Lipper Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch Corporate/Government Master Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates. Corporates are investment grade only (BBB or higher).

     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:

     Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.

     Russell Midcap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 Indices, representing 87% of the total U.S. equity market capitalization.

     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index into two groups according to price-to-book ratio. The Value Index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate fund. The Index covers over 80% of the securitized U.S. real estate market.

     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:

     S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

     S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks of the Bond Market Index (less than $1 billion market capitalization as of the annual reconstitution) including, both developed and emerging markets, but excluding the U.S.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - is a focused measurement of the large value sector of the market. The Index is comprised of large companies that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. A high quality profile is required, eliminating companies that are undergoing adverse financial pressures. Companies that do not fall clearly into the defined value category are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index -- composed of over 1,700 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

     Wilshire REIT Index - measures U.S. publicly traded real estate investment trusts. This Index is a subject of the Real Estate Securities

     Index. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.

     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

     Index. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.

     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds

                                 PO Box 219081
                             Kansas City, MO 64121

                          (Toll free) 1-877-826-5465







                           ICM Small Company Portfolio

                           Institutional Class Shares



                    Statement of Additional Information dated
                                February 28, 2002

     This statement of additional information ("SAI") is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated February 28, 2002, as supplemented from time to time. You may obtain the Fund's prospectus and shareholder reports by contacting the UAM Funds at the address listed above.


     The audited financial statements of the Fund and a related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments.....................................    2
   Debt Securities.......................................................    2
   Derivatives...........................................................    8
   Equity Securities.....................................................   15
   Foreign Securities....................................................   18
   Investment Companies..................................................   21
   Repurchase Agreements.................................................   21
   Restricted Securities.................................................   22
   Securities Lending....................................................   22
   Short Sales...........................................................   22
   When Issued, delayed-delivery and forward Transactions................   23
Investment Policies of the Fund..........................................   24
   Fundamental Policies..................................................   24
   Non-Fundamental Policies..............................................   25
Management of the Company................................................   25
   Board Members.........................................................   26
Principal Shareholders...................................................   32
Investment Advisory and Other Services...................................   32
   Investment Adviser....................................................   32
   Distributor...........................................................   35
   Shareholder Servicing Arrangements....................................   36
   Administrative Services...............................................   36
   Transfer Agent........................................................   37
   Custodian.............................................................   37
   Independent Accountants...............................................   37
   Code of Ethics........................................................   37
Brokerage Allocation and Other Practices.................................   37
   Selection of Brokers..................................................   37
   Simultaneous Transactions.............................................   38
   Brokerage Commissions.................................................   38
Capital Stock and Other Securities.......................................   39
Federal Taxes............................................................   40
Purchase, Redemption and Pricing of Shares...............................   40
   Net Asset Value Per Share.............................................   40
   Purchase of Shares....................................................   41
   Redemption of Shares..................................................   42
   Exchange Privilege....................................................   43
   Transfer Of Shares....................................................   44
Performance Calculations.................................................   44
   Total Return..........................................................   44
   Yield.................................................................   45
   Comparisons...........................................................   46
Financial Statements.....................................................   46
Glossary.................................................................   46
Bond Ratings.............................................................   47
   Moody's Investors Service, Inc........................................   47
   Standard & Poor's Ratings Services....................................   49
   Fitch Ratings.........................................................   52
Comparative Benchmarks...................................................   54

Description Of Permitted Investments

     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. A Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Fund."





DEBT SECURITIES
--------------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities


     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .    By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .    By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.


     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.


     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.


     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to home buyers and multi-family investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.


     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities.

     While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.


     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.


     Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.


     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.


     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.


     Bankers' Acceptance

     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."


     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand


     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.


     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.


     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).


     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.


     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.


DERIVATIVES
--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in a Fund's prospectus, a Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives


     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     A Fund may incur commission expenses when it opens or closes a futures position.


     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.


     Purchasing Put and Call Options

     When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.


     Selling (Writing) Put and Call Options

     When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio of securities that corresponds to the index.

     At the time of selling a put option, the Fund may cover the put option by:

     .    Entering into a short position in the underlying security;

..    Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

..    Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

..    Maintaining the entire exercise price in liquid securities.


Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.


Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.



Combined Positions

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

..    Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

..    Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

..    Do not require an initial margin deposit.

..    May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.


Foreign Currency Hedging Strategies

A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.


A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.


It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


Swaps, Caps, Collars and Floors


Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.


Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.


Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Risks of Derivatives

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.


Correlation of Prices

A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.


Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

..    current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

..    a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

..    differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.



Lack of Liquidity

Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

..    have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .    have to purchase or sell the instrument underlying the contract;

     .    not be able to hedge its investments; and

     .    not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . the facilities of the exchange may not be adequate to handle current trading volume;

     . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . investors may lose interest in a particular derivative or category of derivatives.


     Management Risk

     If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its investment adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.


     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .    actual and anticipated changes in interest rates;

     .    fiscal and monetary policies; and

     .    national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.


     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities


     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.



     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.


     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.


Risks of Investing in Equity Securities


     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.


     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:


     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;


     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.



     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


     Initial Public Offerings ("IPO")

     A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.


     A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------


Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .    They can invest in investment funds.

     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.



     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.



Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.



     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.



     Stock Exchange and Market Risk

     The Adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:


     . are generally more volatile than, and not as developed or efficient, as those in the United States;

     .    have substantially less volume;

     . trade securities that tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:


     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the

     U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:


     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;


     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.


     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .    Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries; and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


     The Euro

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.


INVESTMENT COMPANIES
--------------------------------------------------------------------------------
     A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio), provided that the investment is:


     .  For cash management purposes;

     .  Consistent with the Fund's investment policies and restrictions;
        and


     . The Fund's investment adviser waives any fees it earns on the assets of a Fund that are invested in the UAM Dwight Money Market Portfolio.

     A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

Repurchase Agreements
--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.


     When a Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).


     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.


RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     A Fund may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a Fund or less than what may be considered the fair value of such securities.



Securities Lending
--------------------------------------------------------------------------------
     A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the
        U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);


     .  It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

     .  It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .  Experience delays in recovering its securities.

Short Sales
--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.


     Investors typically sell securities short to:


     .  Take advantage of an anticipated decline in prices.

     .  Protect a profit in a security it already owns.

     A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

     In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.



Restrictions on Short Sales

     A Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.


WHEN ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS

--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


Investment Policies of the Fund




FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:


     . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.


     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.


     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.


     . Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.


     . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.



NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

     . not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

                  Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.


     . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .  invest in the securities of foreign issuers.

     . purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

        The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.


     . invest in illiquid and restricted securities to the extent permitted by applicable law.

     . The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     .  write covered call options and may buy and sell put and call options.

     .  enter into repurchase agreements.

     . lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     .  sell securities short and engage in short sales "against the box."

     .  enter into swap transactions.


Management of the Company

     The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute the policies the Board has formulated. The Company pays each Independent Board Member the following fees:


     .  A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting (however, with retainer fees, each Board member must receive a minimum fee of $7,500 for each meeting other than a private meeting or telephone meeting);


     .  $1,500 for each private meeting of the Board;

     .  $1,500 for each telephonic meeting of the Board; and


     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Independent Board Members and allocated proportionally among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as Directors or officers.



BOARD MEMBERS
--------------------------------------------------------------------------------

     The Company's officers are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.


     The following chart provides certain information about the fees received by the Company's Board Members during the fiscal year ended October 31, 2001.



INDEPENDENT BOARD MEMBERS



                                                                      Pension or             Total Compensation
                                                                  Retirement Benefits           from the UAM
                                    Aggregate Compensation        Accrued as Part of           Funds Complex/1/
   Name of Person/Position             From the Company              Fund Expenses         Paid to Board Members
----------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.                       $33,380                       None                     $52,840
Director
----------------------------------------------------------------------------------------------------------------
Nancy J. Dunn
Director                                   $33,380                       None                     $52,840
----------------------------------------------------------------------------------------------------------------
William A. Humenuk
Director                                   $33,380                       None                     $52,840
----------------------------------------------------------------------------------------------------------------
Philip D. English                          $33,380                       None                     $52,840
Director
----------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS

                                                                         Pension or
                                                                         Retirement          Total Compensation
                                                                     Benefits Accrued           from the UAM
                                    Aggregate Compensation            as Part of Fund          Funds Complex/1/
   Name of Person/Position             From the Company                  Expenses           Paid to Board Members
---------------------------------------------------------------------------------------------------------------------
James F. Orr III                             None                        None                       None
Director, Chairman
and President/2/
---------------------------------------------------------------------------------------------------------------------
Scott F. Powers                              None                        None                       None
Director, Chairman and
President/3/
---------------------------------------------------------------------------------------------------------------------

----------------------
/1/ The "UAM Fund Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. and each Independent Board Member receives compensation for such services.

/2/ Mr. Orr resigned as Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.

/3/ Mr. Powers was appointed a Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.

     Board Members and Officers

     Information pertaining to the directors and officers of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Independent Board Members." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Board Members." Scott Powers is considered an "Interested Board Member" because (1) he serves as an officer of the Company and (2) is an employee of Old Mutual (US) Holdings Inc., the parent of several advisers in the UAM Funds Complex. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, LLC, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                            Term                                                     Number of
                                             of                                                      Portfolios
                                           Office                                                    in UAM Funds
                                            and                                                      Complex            Other
                          Position(s)     Length                                                     Overseen       Directorships
      Name, Address,     Held with the    of time        Principal Occupation(s)                     by Board          Held by
     Date of Birth/1/        Company      Served/2/       During Past 5 Years                        Member/3/      Board Member/4/
     ------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT
      BOARD MEMBERS

   John T. Bennett, Jr.      Director      1/89     Mr. Bennett is President of Squam                 27              None
   1/26/29                                          Investment Management Company, Inc.
                                                    and Great Isla  Investment Company,
                                                    Inc. (investment management). From
                                                    1988 to 1993, Mr. Bennett was
                                                    President of Bennett Management Company.

   Nancy J. Dunn             Director   6/20/97     Ms. Dunn has been Financial Officer of World      27              None
   8/14/51                                          Wildlife Fund (nonprofit) since January
                                                    1999.  From 1991 to 1999, Ms. Dunn was Vice
                                                    President for Finance and Administration and
                                                    Treasurer of Radcliffe College (education).

   William A. Humenuk        Director      1/89     Mr. Humenuk has been Senior Vice President        27              None
   4/21/42                                          Administration, General Counsel and
                                                    Secretary of Lone Star Industries Inc.
                                                    (cement and ready-mix concrete) since March
                                                    2000.  From June 1998 to March 2000 he was
                                                    Executive Vice President and Chief
                                                    Administrative Officer of Philip Services
                                                    Corp. (ferrous scrap processing, brokerage
                                                    and industrial outsourcing services).  Mr.
                                                    Humenuk was a Partner in the Philadelphia
                                                    office of the law firm Dechert Price &
                                                    Rhoads from July 1976 to June 1998.  He was
                                                    also formerly a Director of Hofler Corp.
                                                    (manufacturer of gear grinding machines).

                                           Term                                                       Number of
                                            of                                                        Portfolios
                                          Office                                                     in UAM Funds
                                            and                                                        Complex          Other
                          Position(s)      Length                                                      Overseen     Directorships
        Name, Address,   Held with the     of time       Principal Occupation(s)                       by Board        Held by
       Date of Birth/1/    Company        Served/2/        During Past 5 Years                         Member/3/    Board Member/4/
       -----------------------------------------------------------------------------------------------------------------------------
       Philip D. English     Director     10/88     Mr. English is President and Chief                   27              None
       8/5/48                                       Executive Officer of Broventure
                                                    Company, Inc., a company engaged
                                                    in the investment management
                                                    Business. He is also Chairman of the
                                                    Board of Chektec Corporation
                                                    (drugs) and Cyber  Scientific, Inc.
                                                    (computer mouse company).

       INTERESTED
         BOARD MEMBER

       Scott F. Powers       Director,       1/01/02    Mr. Powers has been Chief Executive Officer      27              None
       8/1/59                Chairman                   of Old Mutual (US) Holdings Inc. (financial
                             of the                     services) and Old Mutual Asset Managers (US)
                             Board and                  (financial services) since September 2001.
                             President                  From 1998 to September, 2001
                                                        he was Executive Vice President of Sales
                                                        and Marketing and Product Development at
                                                        Mellon Institutional Asset Management
                                                        (financial services). Mr. Powers was Chief
                                                        Operating Officer and head of marketing
                                                        and client services at Boston Company
                                                        Asset Management (financial services)
                                                        from 1996 to 1998.

       OFFICERS

       Linda T. Gibson       Vice President  6/27/00    General Counsel and Senior Vice President of     N/A              N/A
       One International     and Secretary              Old Mutual (US) Holdings Inc. (financial
       Place                                            services); President of UAM Investment
       Boston, MA 02110                                 Services, Inc. (financial services), UAM
       7/31/65                                          Fund Services, Inc. (financial services) and
                                                        UAM Fund


                                           Term                                                       Number of
                                            of                                                        Portfolios
                                          Office                                                     in UAM Funds
                                           and                                                         Complex          Other
                         Position(s)      Length                                                       Overseen     Directorships
       Name, Address,    Held with the    of time          Principal Occupation(s)                     by Board        Held by
       Date of Birth/1/  Company          Served/2/          During Past 5 Years                      Member/3/     Board Member/4/
       -----------------------------------------------------------------------------------------------------------------------------
                                                    Distributors, Inc. (broker-dealer) since
                                                    April, 2000; President and Director of
                                                    UAM Trust Company (trust company) since
                                                    April 2001 to October 2001; Director of
                                                    UAM Funds plc (UCITS fund) since April
                                                    2001; various director and officer
                                                    positions with subsidiaries of Old Mutual
                                                    (US) Holdings Inc. and investment
                                                    products managed by such subsidiaries;
                                                    Senior Vice President and Secretary of
                                                    Signature Financial Group, Inc.
                                                    (financial services) and affiliated
                                                    broker-dealers from 1991 to 2000;
                                                    Director and Secretary of Signature
                                                    Financial Group Europe, Ltd. (financial
                                                    services) from 1995 to 2000;
                                                    Secretary of the Citigroup Family of
                                                    Mutual Funds (mutual funds) from 1996
                                                    to 2000; Secretary of the 59 Wall Street
                                                    Family of Mutual Funds (mutual funds)
                                                    from 1996 to 2000.

   Sherry Kajdan         Vice President  3/15/01    Vice President and Assistant Secretary of                 N/A              N/A
   Vetterlein            and Assistant              SEI Investments Mutual Funds Services  since
   One Freedom Valley    Secretary                  January 2001.  Shareholder/Partner, Buchanan
   Drive                                            Ingersoll Professional Corporation (law
   Oaks, PA  19456                                  firm) (1992-2000).
   6/22/62

   Christopher T. Salfi  Treasurer      3/15/01     Director, Fund Accounting, SEI Investments                N/A              N/A
   530 East Swedesford                              Mutual Funds Services since January 1998;
   Road                                             prior to his current position, served most
   Wayne, PA  19087                                 recently as Fund Accounting Manager of SEI
   11/28/63                                         Investments Mutual Funds Services from 1994
                                                    to 1998; Investment Accounting Manager at
                                                    PFPC Inc. (mutual fund services) from 1993
                                                    to 1994; FPS Services, Inc. (mutual fund
                                                    services) from 1986 to 1993.

                                                                                                      Number of
                                          Term of                                                     Portfolios
                                         Office and                                                  in UAM Funds        Other
                          Position(s)     Length                                                       Complex       Directorships
    Name, Address,       Held with the    of Time          Principal Occupation(s)                   Overseen by     Held by Board
   Date of Birth/1/        Company       Served/2/          During Past 5 Years                     Board Member/3/    Member/4/
----------------------------------------------------------------------------------------------------------------------------------
                                                      FPS Services, Inc. (mutual fund
                                                      services) from 1986 to 1993.

   Molly S. Mugler       Assistant         3/15/01    Vice President and Assistant General Counsel         N/A              N/A
   One International     Secretary                    of Old Mutual (US) Holdings Inc. (financial
   Place                                              services) since January 2001; various
   Boston, MA  02110                                  officer positions with subsidiaries of Old
   10/16/51                                           Mutual (US) Holdings Inc. and investment
                                                      products managed by such subsidiaries since
                                                      January 2001; Secretary of Signature
                                                      Financial Group, Inc. (financial services)
                                                      and subsidiaries (including affiliated
                                                      broker-dealers) and investment products
                                                      serviced by such subsidiaries until 2001;
                                                      President of SFG Global Investments, Inc.
                                                      (commodity pool operator) until 2001.

   Suzan M. Barron       Assistant         6/29/01    Director and Senior Legal Counsel of Old             N/A              N/A
   One International     Secretary                    Mutual (US) Holdings Inc. (financial
   Place                                              services) since July 2001; Vice President
   Boston, MA 02110                                   and Counsel of Liberty Financial Companies,
   9/5/64                                             Inc. (financial services) from 1998 to 2001;
                                                      Assistant Secretary
                                                      to Liberty Funds
                                                      Group (mutual funds)
                                                      from 1998 to 2001;
                                                      Counsel

                                                                                                      Number of
                                          Term of                                                     Portfolios
                                         Office and                                                  in UAM Funds        Other
                          Position(s)     Length                                                       Complex       Directorships
    Name, Address,       Held with the    of Time          Principal Occupation(s)                   Overseen by     Held by Board
   Date of Birth/1/        Company       Served/2/          During Past 5 Years                     Board Member/3/    Member/4/
----------------------------------------------------------------------------------------------------------------------------------
                                                            of Manufacturers Life
                                                            Insurance Company
                                                            from 1997 to 1998;
                                                            Vice President and
                                                            Counsel of Citizens
                                                            Advisors, Inc.
                                                            (mutual funds) from
                                                            1996 to 1997.




/1/ Each Board Member may be contacted by writing to the Board Member c/o UAM Funds, Inc., One International Place, Boston Massachusetts 02110, Attn: Linda T. Gibson, Secretary.

/2/ Each Board Member holds office for an indefinite term until the earliest of: (a) the election of his successor or (b) the date a Board Member dies, resigns or is removed by the Board in accordance with the Company's by-laws. Each officer holds office for a one-year term until: (a) his/her reappointment by the Board; (b) his/her successor is chosen and qualifies; or (c) he/she dies, resigns or is removed by the Board in accordance with the Company's by-laws.

/3/ The "UAM Funds Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. As of February 1, 2002, each Board Member oversaw 27 portfolios in the UAM Funds Complex. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. In addition to the Company, each officer also serves as an officer of UAM Funds Trust and UAM Funds, Inc. II.

/4/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


     Ownership of Fund Shares


     The following table shows the dollar range of shares beneficially owned by each Board Members in the Fund and other portfolios of the Company, UAM Funds Trust and UAM Funds, Inc. II.

INDEPENDENT BOARD MEMBERS

------------------------------- ------------------------------------------- ------------------------------------------
                                                                                 Aggregate Dollar Range of
                                                                                    Equity Securities in All
                                             Dollar Range of                  Portfolios in the UAM Funds Complex/2/
Name of Board Member                  Equity Securities in the Fund/1/              Overseen by Board Member
------------------------------- ------------------------------------------- ------------------------------------------
John T. Bennett, Jr.                               None                                       None
------------------------------- ------------------------------------------- ------------------------------------------

------------------------------- ------------------------------------------- ------------------------------------------
Nancy J. Dunn                                      None                                       None
------------------------------- ------------------------------------------- ------------------------------------------

------------------------------- ------------------------------------------- ------------------------------------------
William A. Humenuk                                 None                                       None
------------------------------- ------------------------------------------- ------------------------------------------

------------------------------- ------------------------------------------- ------------------------------------------
Philip D. English                            $10,001-$50,000                             $10,001-$50,000
------------------------------- ------------------------------------------- ------------------------------------------

INTERESTED BOARD MEMBER

------------------------------- --------------------------------------------- ----------------------------------------
                                                                                     Aggregate Dollar Range of
                                                                                     Equity Securities in All
                                              Dollar Range of                    Portfolios in UAM Funds Complex/2/
Name of Board Member                   Equity Securities in the Fund/1/              Overseen by Board Member
--------------------                   -----------------------------                 ------------------------

------------------------------- --------------------------------------------- ----------------------------------------
Scott F. Powers                                     None                                       None
------------------------------- --------------------------------------------- ----------------------------------------

------------------------------- --------------------------------------------- ----------------------------------------

__________________
     /1/ Includes the value of shares beneficially owned by each Board Member in the Fund as of December 31, 2001.

     /2/ Includes the Company, UAM Funds Trust and UAM Funds, Inc. II. As of December 31, 2001, there were 31 portfolios in the UAM Funds Complex overseen by each Board Member.


     Standing Board Committees


     The Board has established two committees, i.e., Audit and Fund Governance Committees.

     The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee consists of all Independent Board Members. The Audit Committee met twice during the fiscal year ended October 31, 2001.

     The Fund Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Board Members. The Committee also periodically reviews Board governance procedures, Board composition and Board compensation and is responsible for monitoring legal counsel employed by the Company. The Fund Governance Committee consists of all Independent Board Members. There was one meeting of the Fund Governance Committee during the fiscal year ended October 31, 2001. Shareholders who desire to recommend nominees to serve as Board Members should submit the names of such nominees to the Governance Committee in care of the Company's Secretary.

Principal Shareholders

     As of February 1, 2002, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:

     Name and Address of Shareholder                Percentage of Shares Owned
     --------------------------------------------- ---------------------------
     Washington Suburban Sanitary Commission                  9.88%
     14501 Sweitzer Lane
     Laurel,  MD  20707-5902
     --------------------------------------------- ---------------------------
     Major League Baseball Players Benefit Plan               6.51%
     c/o Investment Counselors of MD
     Attn:  Anne D. Benson
     803 Cathedral Street
     Baltimore,  MD  21201-5201
     --------------------------------------------- ---------------------------
     Boston Safe Deposit & Trust Co.
     FBO Southwest Airline Pilots
     Retirement Savings Plan U/A 10/1/94
     Attn: Robert Stein AVP Mellon Trust
     135 Santilli Hwy
     Everett, MA  02149-1906                                  8.80%
     --------------------------------------------- ---------------------------

     Name and Address of Shareholder                Percentage of Shares Owned
     --------------------------------------------- ---------------------------
     Charles Schwab & Co. Inc                                     6.15%
     Special Custody Reinvest Account
     for Exclusive Benefit of Customers
     101 Montgomery Street
     San Francisco, CA  94101-4122
     ---------------------------------------------



     Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2002, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.*

     *This amount does not include securities held of record by Molly S. Mugler as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.


Investment Advisory and other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Investment Counselors of Maryland, LLC, a Delaware limited liability company located at 803 Cathedral Street, Baltimore, Maryland 21201, is the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The Adviser and its predecessor, Investment Counselors of Maryland, Inc. (the "Former Adviser"), have provided investment management services to corporations, foundations, endowments, pensions and profit sharing plans, trusts, estates and other institutions and individuals since 1972. The Adviser is owned in part by the Former Adviser and ICM Management LLC, a company wholly-owned by eight former officers of the Former Adviser. Old Mutual (US) Holdings Inc. ("Old Mutual US") through its partial ownership of the Former Adviser retains an ownership interest in the Adviser.

     Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc. purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 32 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc., a financial services company based in the United Kingdom.

Fund Management

     A team of investment professionals is primarily responsible for the day-to-day management of the Fund. Listed below are the investment professionals that comprise that team and a brief description of their business experience.


     Name and Title               Experience
     ---------------------------- ------------------------------------------------------------------------------------------
     William V. Heaphy            Mr.  Heaphy  joined  the  Former  Adviser  in 1994 as a  security  analyst  in the equity
     Principal                    research  department.  Prior to joining the Former  Adviser,  Mr. Heaphy was an associate in the Baltimore law firm of Ober,  Kaler,  Grimes and Shriver,  and before that, a staff auditor  with  PricewaterhouseCoopers  LLP.  Mr.  Heaphy  earned his law degree  from the
                                  University  of  Maryland  School  of Law and his B.S.  from  Lehigh  University.  He is a
                                  Certified Public Accountant and Chartered Financial Analyst.

     ---------------------------- ------------------------------------------------------------------------------------------
     Robert D. McDorman, Jr.      Mr.  McDorman  joined the Former Adviser in June 1985. His primary  responsibilities  are
     Principal                    the management of ICM Small Company  Portfolio and related  separate  accounts and equity
                                  security  analysis.   Before  joining  the  Former  Adviser,  Mr.  McDorman  managed  the
                                  Financial  Industrial  Income  Fund.  Mr.  McDorman  earned  his B.A.  degree at  Trinity
                                  College and his law degree at the  University of Baltimore.  He is a Chartered  Financial
                                  Analyst.  Mr. McDorman has managed the fund since its inception.

     ---------------------------- ------------------------------------------------------------------------------------------
     Simeon F. Wooten, III        Mr.  Wooten  joined the Former  Adviser in 1998 as a research  analyst and as a member of
     Principal                    the  management  team of the ICM Small Company  Portfolio.  Prior to joining the Adviser, he served as Vice  President/Research at Adams Express Company,  which he joined in 1980.
                                  He is a graduate of the Wharton School of the University of  Pennsylvania.  Mr. Wooten is
                                  a Chartered Financial Analyst and Certified Public Accountant.

     ---------------------------- ------------------------------------------------------------------------------------------
     James F. McAree              Mr.  McAree  joined the Former  Adviser  in  September  2001 as a member of the Small Cap
     Principal                    Value  Equity  team.  Prior to joining the Former  Adviser,  Jim was a Vice  President at
                                  Lazard Freres in New York where he worked as an equity research analyst in the Capital
                                  Markets Group. Previously, he was an analyst and portfolio manager with Dillon Capital
                                  Management in Columbus, Ohio, and a Senior Business Analyst with The BOC Group. He earned his M.B.A. from the University of Michigan and his B.S for the United States Military
                                  Academy at West Point.

     ---------------------------- ------------------------------------------------------------------------------------------
     Listed below are additional members of the Adviser's team of professionals and a brief description of their business experience.


     Name and Title               Experience
     ---------------------------- ------------------------------------------------------------------------------------------
     Paul L. Borssuck             Mr.  Borssuck joined the Former Adviser in 1985 and heads the firm's  Individual  Capital
     Principal                    Management  Division.  Prior to  joining  the  Former  Adviser,  Mr.  Borssuck  served as
                                  Chairman of the Investment  Policy Committee at Mercantile Safe Deposit and Trust Company
                                  where he managed  portfolios  for high net worth  clients.  Prior to that,  he headed the institutional  funds  management  section  at  American  Security  and Trust  Company  in
                                  Washington,  D.C. Mr. Borssuck earned his B.S. Degree and M.B.A. from Lehigh  University.
                                  He is a Chartered Financial Analyst.

     Name and Title               Experience
     ---------------------------- ------------------------------------------------------------------------------------------
     Stuart M. Christhilf, III    Mr.  Christhilf  joined the Former  Adviser in 1998.  In addition to managing  the firm's
     Principal                    operations,  he directs the marketing effort for Individual Capital Management.  Prior to joining the Former Adviser, Mr. Christhilf was President of a re-insurance agency and earlier served as head of Kidder Peabody's Mid-Atlantic Institutional Sales effort. He holds his BA from the University of Virginia and an MBA in Finance from Loyola College.

     ---------------------------- ------------------------------------------------------------------------------------------
     Andrew L. Gilchrist          Mr.  Gilchrist  joined the Former  Adviser in 1996 as Director of Investment  Technology.
     Principal                    Prior to the Former Adviser,  Mr. Gilchrist  served as Director of Investment  Technology at  Mercantile-Safe  Deposit and Trust  Company for 18 years.  Before  that,  he was with
                                  Merrill Lynch.  Mr.  Gilchrist  graduated with honors in Economics from the University of
                                  Maryland and earned a Masters from The Johns  Hopkins  University.  He is a member of the
                                  Society of Quantitative Analysts.

     ---------------------------- ------------------------------------------------------------------------------------------
     Donald J. Hoelting           Mr.  Hoelting  joined  the  Former  Adviser  in  June  of  2000  as a  senior  investment
     Principal                    professional with  responsibility  for both research and portfolio  management.  Prior to joining the Former Adviser,  he was the lead portfolio manager  responsible for the value portfolios at  Minneapolis  based  Investment  Advisers,  Inc.  Prior to that, he was the
                                  Chief  Investment  Officer of  Jefferson  National  Bank's  Trust &  Investment  Group in
                                  Charlottesville,  VA. Don earned his B.A.,  degree in  Business  from  Nebraska  Wesleyan
                                  University.  He holds the Chartered Financial Analyst designation.

     ---------------------------- ------------------------------------------------------------------------------------------
     Stephen T. Scott             Mr. Scott  specializes  in the  management of pension  assets,  private  foundations  and
     Principal                    endowments.  He joined  the  Former  Adviser in 1973  after  having  served as  portfolio manager at Chase Manhattan Bank and  Mercantile-Safe  Deposit and Trust Company.  He is a
                                  graduate of  Randolph-Macon  College  and  received an M.B.A.  from  Columbia  University
                                  Graduate School of Business.


Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.


     Service Performed by Adviser

     The Adviser:

     .    Manages the investment and reinvestment of the Fund's assets;

     . Continuously reviews, supervises and administers the investment program of the Fund; and

     . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.


     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the Adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to a Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.


     Continuing an Investment Advisory Agreement

     The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

     . (1) majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . (2) majority of the Board Members or by a majority of the shareholders of the Fund.


     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .    It gives the Adviser 60 days' written notice.

     The Adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.


Advisory Fees

     For its services, the Fund pays the Adviser a fee calculated at an annual rate of 0.70% of its average daily net assets. For the last three fiscal years, the Fund paid the following in management fees to the Former
     Adviser:

                                                 Investment Advisory Fees Paid
     -------------------------------------------------------------------------
     ICM Small Company Portfolio                           $4,513,875
          2001
     -------------------------------------------------------------------------
          2000                                             $3,658,550
     -------------------------------------------------------------------------
          1999                                             $4,391,761
     -------------------------------------------------------------------------

Annual Board Approval of Investment Advisory Agreement

     At a meeting held on March 15, 2001, the Board of the Company, including the Independent Board Members, approved the continuation of the investment advisory agreement with the Adviser with respect to the Fund for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to the Fund and the Adviser's experience and qualifications. Among other items, the directors also reviewed and considered: (1) a summary report by the Adviser reviewing economic and market conditions and portfolio performance; (2) soft dollar and brokerage commission reports; (3) a report on advisory fees which included information on gross and net total advisory fees; (4) reports comparing the advisory fees, total expense ratios, administrative expenses, total net assets, and cumulative and annualized total returns of the Fund to comparable data from Lipper Analytical Services; and (5) the Adviser's current Form ADV.

     The Board requested and was provided information it considered necessary to evaluate the Adviser and the investment advisory agreement. Based on the information presented, the Board concluded that the Adviser was qualified to manage the Fund and provided the services required by the Fund under the investment advisory agreement. The Board also considered the expenses incurred by the Adviser in the performance of such services and whether the compensation paid to the Adviser was fair and equitable. In its reasonable business judgement, the Board unanimously concluded that it was in the best interests of the Fund to continue its investment advisory agreement with the Adviser.


DISTRIBUTOR
--------------------------------------------------------------------------------

     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of a Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.



SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     The Adviser may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund. The Adviser may make such payments out of its revenues, its profits or any other sources available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate affiliated companies for referring investors to the Fund.



ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

     The Company and SEI Investments Mutuals Funds Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the Fund paid the following in administration and sub-administration fees.

            Fiscal Year Ended            Total Administrative Fee*
     -------------------------------- --------------------------------
          2001                                   $545,081
     -------------------------------- --------------------------------
          2000                                   $482,949
     -------------------------------- --------------------------------
          1999                                   $607,038
     -------------------------------- --------------------------------

     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $219,707, $482,949 and $607,038, respectively.

     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator, SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds, including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and Turner Funds.

     PBHG Shareholder Services Center, Inc. ("PBHGSSC") provides services as a shareholder servicing agent for each Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays PBHGSSC monthly fees calculated at the annual rate set forth below:

          .    $7,500 for the first operational class of a Fund; plus

          .    $2,500 for each additional operational class of a Fund.


TRANSFER AGENT
--------------------------------------------------------------------------------

     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11/th/ Street, Fifth Floor, Kansas City, MO 64105, serves as transfer agent to the Company.


CUSTODIAN
--------------------------------------------------------------------------------

     J.P. Morgan Chase & Co., 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Company.

CODE OF ETHICS
--------------------------------------------------------------------------------

     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund. These codes of ethics are on public file with, and available from, the SEC.



Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The Adviser may select brokers based on research, statistical and pricing services they provide to the Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the Adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.


     During the Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $276,700,000 the total amount of transactions effected through brokers providing research services was $276,700,000 and the brokerage commissions paid to brokers providing research services was $529,658.


     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.


     The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, the Fund's investment adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO. SIDCO has established clearing relationships with a variety of domestic and international brokers. When Fund brokerage is directed to SIDCO, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Where a Fund is operating under a voluntary expense limitation, the payment of Fund expenses with directed brokerage credits may not reduce Fund expenses below the level of such limitations but the Adviser may benefit through a reduction in the amount of fees being waived or reimbursed to the Fund by the Adviser. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.

     As of October 31, 2001, the Fund did not hold any securities of its regular brokers and dealers as these terms are defined in the 1940 Act.



SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

     The Adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the Adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The Adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser are subject to review by the Company's Board.



BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------


Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.



Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.



Commissions Paid

     For the last three fiscal years, the Fund has paid the following in brokerage commissions:



                                                           Brokerage Commissions
     ---------------------------------------------------------------------------
     ICM Small Company Portfolio                                 $  529,659
          2001
     ---------------------------------------------------------------------------
          2000                                                   $  680,578
     ---------------------------------------------------------------------------
          1999                                                   $1,046,123

     Brokerage commission levels have varied due to changing asset levels and redemption volumes. Additionally, 1999 brokerage commissions include imputed commissions at $.06 for over-the-counter trades.


Capital Stock and Other Securities

The Company

     The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. The Fund is diversified which means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities).


Description Of Shares And Voting Rights

     The Company's Articles of Incorporation, as amended, permit its Board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.



     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board Members can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.


     If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the Board Members.


     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.


     Class Differences

     The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain Funds of the UAM Funds Trust, a member of the UAM Fund Complex, also offer Advisor Shares. The three classes representing interests in the same assets of a Fund and, except as discussed below, are identical in all respects:


     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan;

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures;


     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases; and


     .    Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class':


     .    Net income;

     .    Dividends; and

     .    NAV to the extent the Fund has undistributed net income.


Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .    Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the Fund will automatically reinvest all dividends and distributions in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.


     Each Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.


Federal Taxes

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If the Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

As of October 31, 2001, the Fund had no capital loss carryovers.


Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------


Calculating NAV

     The purchase and redemption price of the shares of the Fund is equal to the NAV of the Fund. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .    Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values its Assets


     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.



     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.



     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.


Purchase of Shares
--------------------------------------------------------------------------------

     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund's shares.



In-Kind Purchases

     At its discretion, the Company may permit investors to purchase shares of the Fund the with securities, instead of cash. If the Company allows an investor to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.


     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for the Fund;

     .    The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and


     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.



REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.



By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.

     The Company and PBHGSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or PBHGSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or PBHGSSC does not employ the procedures described above. Neither the Company nor PBHGSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.



Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value Per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.



Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and


     .    On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.


Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .    when the NYSE and custodian bank are closed;

     .    when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .    for such other periods as the SEC may permit.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.


TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


Performance Calculations

     The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates its current yield and average annual total return information according to the methods required by the SEC.


TOTAL RETURN
--------------------------------------------------------------------------------

     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis.


     The Fund calculates "average annual total return (before taxes)" according to the following formula:


         P (1 + T)n = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

                    ERV  =   ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Fund's average annual returns for the one-year period and the five-year period ended October 31, 2001 and the shorter of the ten-year period ended October 31, 2001 or the period from a Fund's inception date through October 31, 2001.



                                                                               Shorter of 10 Years
                                            One Year            Five Years      or Since Inception     Inception Date
     --------------------------------------------------------------------------------------------------------------------
     ICM Small Company Portfolio            14.42%               13.23%                16.08%              04/19/89



     The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for the Fund is contained in the Prospectus.



     "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards
     (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).


     "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


YIELD
--------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.


     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a =  dividends and interest earned during the period

         b =  expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends


         d = the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

     A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.


     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or a Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.


     In assessing such comparisons of performance, an investor should keep in mind:


     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

     .   that the indices and averages are generally unmanaged

     . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     .   that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.


Financial Statements

     The following documents are included in the Fund's October 31, 2001 Annual
     Report:


     .   Financial statements for the fiscal year ended October 31, 2001.


     .   Financial highlights for the respective periods presented.

     .   The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means Investment Counselors of Maryland, LLC, the investment adviser of the Fund.


     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Directors as a group.

     Company refers to UAM Funds, Inc.


     FDI is Funds Distributor, Inc., the Company's distributor.

     Fund refers to ICM Small Company Portfolio, which is a series of the Company.


     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.


     NAV is the net asset value per share of a Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings, Inc. (formerly named United Asset Management Corporation)


     PBHGSSC is PBHG Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.


     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.


     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM, Funds, Inc. II and all of their Funds.




Bond Ratings

MOODY'S INVESTORS SERVICE, INC.

--------------------------------------------------------------------------------

Long-Term Credit Ratings

The following summarizes the ratings used by Moody's for long-term debt:

Aaa         Bonds which are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          Bonds which are rated "Ba" are judged to have speculative elements;
            their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Short-Term Credit Ratings

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:



Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                 .    Leading market positions in well-established industries.

                 .    High rates of return on funds employed.

                 . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                 . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                 . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime        Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Notes to Short-Term and Long-Term Credit Ratings

         Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

    Municipal Note Ratings

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

About Credit Ratings

         Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Short-Term Credit Ratings

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

A-1 A short-term obligation rated "A-1" is rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Notes to Short-Term and Long-Term Credit Ratings

         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

                  iPositive means that a rating may be raised.
                  iNegative means that a rating may be lowered.
                  iStable means that a rating is not likely to change. iDeveloping means a rating may be raised or lowered. iN.M. means not meaningful.

Municipal Note Ratings

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

About Credit Ratings

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.


FITCH RATINGS
--------------------------------------------------------------------------------


Long-Term Credit  Ratings

         The following summarizes long-term ratings used by Fitch:

     Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicates that default of some kind appears probable, and "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or
                 all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


         Plus (+) or minus (-): may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

    Short-Term Credit Ratings

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D                Default.  Denotes actual or imminent payment default.

    Plus (+) or minus (-) may be appended to a rating other than "F1" to denote relative status within major ratings categories.

    Notes to Short-Term and Long-Term Credit Ratings

       Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


COMPARATIVE BENCHMARKS

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:

     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

     Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

     Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $150 million.

     Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the fund in equities. (Equity category)

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

     Lipper Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch Corporate/Government Master Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates. Corporates are investment grade only (BBB or higher).

     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:

     Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.

     Russell Midcap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value
     Index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:


     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 Indices, representing 87% of the total U.S. equity market capitalization.

     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index into two groups according to price-to-book ratio. The Value Index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate fund. The Index covers over 80% of the securitized U.S. real estate market.

     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:

     S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

     S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks of the Bond Market Index (less than $1 billion market capitalization as of the annual reconstitution) including, both developed and emerging markets, but excluding the U.S.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - is a focused measurement of the large value sector of the market. The Index is comprised of large companies that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. A high quality profile is required, eliminating companies that are undergoing adverse financial pressures. Companies that do not fall clearly into the defined value category are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index -- composed of over 1,700 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Index is rebalanced monthly, and returns are calculated on a buy and hold basis. Wilshire REIT Index - measures U.S. publicly traded real estate investment trusts. This Index is a subject of the Real Estate Securities Index. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.

     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                          (Toll free) 1-877-826-5465







                       Independence Small Cap Portfolio

                          Institutional Class Shares





                      Statement of Additional Information

                               February 28, 2002






     This statement of additional information ("SAI") is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated February 28, 2002, as supplemented from time to time. You may obtain the Fund's prospectus and shareholder reports by contacting the UAM Funds at the address listed above.


     The audited financial statements of the Fund and the related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents


Description of Permitted Investments...............................................................................       1
   Debt Securities.................................................................................................       1
   Derivatives.....................................................................................................       7
   Equity Securities...............................................................................................      15
   Foreign Securities..............................................................................................      17
   Investment Companies............................................................................................      21
   Repurchase Agreements...........................................................................................      21
   Restricted Securities...........................................................................................      22
   Securities Lending..............................................................................................      22
   Short Sales.....................................................................................................      22
   When Issued, delayed - delivery and forward Transactions........................................................      23
Investment Policies of the Fund....................................................................................      24
   Fundamental Policies............................................................................................      24
   Non-Fundamental Policies........................................................................................      24
Management of the Company..........................................................................................      25
   Board Members...................................................................................................      26
Principal Shareholders.............................................................................................      31
Investment Advisory and Other Services.............................................................................      31
   Investment Adviser..............................................................................................      31
   Distributor.....................................................................................................      33
   Shareholder Servicing Arrangements..............................................................................      33
   Administrative Services.........................................................................................      33
   Transfer Agent..................................................................................................      34
   Custodian.......................................................................................................      34
   Independent Accountants.........................................................................................      34
   Code Of Ethics..................................................................................................      35
Brokerage Allocation and Other Practices...........................................................................      35
   Selection of Brokers............................................................................................      35
   Simultaneous Transactions.......................................................................................      35
   Brokerage Commissions...........................................................................................      36
Capital Stock and Other Securities.................................................................................      36
Federal Taxes......................................................................................................      38
Purchase, Redemption and Pricing of Shares.........................................................................      38
   Net Asset Value Per Share.......................................................................................      38
   Purchase of Shares..............................................................................................      39
   Redemption of Shares............................................................................................      40
   Exchange Privilege..............................................................................................      41
   Transfer Of Shares..............................................................................................      41
Performance Calculations...........................................................................................      42
   Total Return....................................................................................................      42
   Yield...........................................................................................................      43
   Comparisons.....................................................................................................      43
Financial Statements...............................................................................................      44
Glossary...........................................................................................................      44
Bond Ratings.......................................................................................................      45
   Moody's Investors Service, Inc..................................................................................      45
   Standard & Poor's Ratings Services..............................................................................      47
   Fitch Ratings...................................................................................................      50
Comparative Benchmarks.............................................................................................      52

Description of Permitted Investments

     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."









Debt Securities

--------------------------------------------------------------------------------
     Corporations and governments use debt securities to borrow money from shareholders. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities


     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."


     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .    By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .    By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a Fund.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.



     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.


     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.


     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.


     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to home buyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


     A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities.

     While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.



     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.


     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Bankers' Acceptance


     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."


     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.


     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.



Terms to Understand


     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.


     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.


     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.


     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.



     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.


     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.


     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.


     The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.



Derivatives
--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, a Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.



Types of Derivatives


     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument.

     Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.


     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."


     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     A Fund may incur commission expenses when it opens or closes a futures position.


     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.


     Purchasing Put and Call Options

     When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.


     Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.


     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.


     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, a Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.


     The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio of securities that corresponds to the index.

     At the time of selling a put option, the Fund may cover the put option by:

     .    Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .    Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


     A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

     Combined Positions

     A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .    Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.


     A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.


     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


     Swaps, Caps, Collars and Floors


     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.


     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.


     When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

     Correlation of Prices

     A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.


     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.


     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.



     Lack of Liquidity

     Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .   have to purchase or sell the instrument underlying the contract;

     .   not be able to hedge its investments; and

     .   not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . the facilities of the exchange may not be adequate to handle current trading volume;

     . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . investors may lose interest in a particular derivative or category of derivatives.



     Management Risk

     If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its investment adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.



     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .   actual and anticipated changes in interest rates;

     .   fiscal and monetary policies; and

     .   national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities


     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.



     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.


Risks of Investing in Equity Securities


     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.


     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:


     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;


     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.



     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

     Initial Public Offerings ("IPO")

     A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .   They can invest in investment funds.

     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.



     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.



Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.



     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.



     Stock Exchange and Market Risk

     The Adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:


     . are generally more volatile than, and not as developed or efficient as, those in the United States;

     .   have substantially less volume;

     . trade securities that tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:


     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:


     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;


     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a

     Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.


     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .   Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     .   Offer less protection of property rights than more developed countries;
         and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


     The Euro

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.






     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.



INVESTMENT COMPANIES
------------------------------------------------------------------------------

     A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio), provided that the investment is:

     .   For cash management purposes;

     .   Consistent with the Fund's investment policies and restrictions; and

     . A Fund's investment adviser waives any fees it earns on the assets of the Fund that are invested in the UAM Dwight Money Market Portfolio.

     A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.



REPURCHASE AGREEMENTS
-------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). A Fund normally uses repurchase agreements to earn income on assets that are not invested.


     When a Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.



RESTRICTED SECURITIES
-------------------------------------------------------------------------------

     The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

Securities Lending
--------------------------------------------------------------------------------

     A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the Securities loaned;


     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);


     .   It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

     .   It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .   Experience delays in recovering its securities.


Short Sales
--------------------------------------------------------------------------------

Description of Short Sales

   Selling a security short is when a shareholder sells a security it does not own. To sell a security short a shareholder must borrow the security from someone else to deliver to the buyer. The shareholder then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the shareholder repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.


     Investors typically sell securities short to:


     .   Take advantage of an anticipated decline in prices.

     .   Protect a profit in a security it already owns.

     A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

     To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.


     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


Short Sales Against the Box

     In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     A Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.


     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.


WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.


     A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


Investment Policies of the Fund



FUNDAMENTAL POLICIES
-------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other assets. Accordingly, the Fund will consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

     . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.


     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.


     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

     . Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.



NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

     . Not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3 % of its total assets for temporary purposes,
         (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchase and sales of Fund securities and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .   invest in the securities of foreign issuers.

     . notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     . invest in illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and
         (2) limiting its holdings of such securities to 15% of net assets.

     . purchase shares of other investment companies to the extent permitted by applicable law. The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.


     .   write covered call options and may buy and sell put and call options.

     .   enter into repurchase agreements.

     . lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.


     .   sell securities short and engage in short sales "against the box."

     .   enter into swap transactions.


Management of the Company

     The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Board Member the following fees:


     .   A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting (however, with retainer fees, each Board member must receive a minimum fee of $7,500 for each meeting other than a private meeting or telephonic meeting);


     .   $1,500 for each private meeting of the Board;

     .   $1,500 for each telephonic meeting of the Board; and


     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Board Members and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as directors or officers.



BOARD MEMBERS
--------------------------------------------------------------------------------

     The Company's officers are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.


     The following chart provides certain information about the fees received by the Company's Board Members during the fiscal year ended October 31, 2001.



     INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------
                                                                      Pension or             Total Compensation
                                                                  Retirement Benefits           from the UAM
                                    Aggregate Compensation        Accrued as Part of           Funds Complex/1/
   Name of Person/Position             from the Company              Fund Expenses         Paid to Board Members
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director                                   $33,380                       None                     $52,840
-------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn
Director                                   $33,380                       None                     $52,840
-------------------------------------------------------------------------------------------------------------------
William A. Humenuk
Director                                   $33,380                       None                     $52,840
-------------------------------------------------------------------------------------------------------------------
Philip D. English
Director
-------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------
   Name of Person/Position                                          Pension or             Total Compensation
                                                                Retirement Benefits           from the UAM
                                  Aggregate Compensation        Accrued as Part of           Funds Complex1
                                     from the Company              Fund Expenses         Paid to Board Members
----------------------------------------------------------------------------------- -----------------------------
James F. Orr III                           None                        None                       None
Director,  Chairman and
President/2/
----------------------------------------------------------------------------------- -----------------------------
Scott F. Powers                            None                        None                       None
Director, Chairman and
President/3/
----------------------------------------------------------------------------------- -----------------------------



1 The "UAM Fund Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. and each Independent Board Member receives compensation for such services.

2 Mr. Orr resigned as Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.

3 Mr. Powers was appointed a Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.


     Board Members and Officers

     Information pertaining to the directors and officers of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Independent Board Members." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Board Members." Scott Powers is considered an "Interested Board Member" because (1) he serves as an officer of the Company and (2) is an employee of Old Mutual (US) Holdings Inc., the parent of several advisers in the UAM Funds Complex. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, LLC, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board

Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.



                                                                                                     Number of
                                                                                                    Portfolios
                                         Term of                                                      in UAM
                                          Office                                                      Funds            Other
                       Position(s)         and                                                       Complex       Directorships
                        Held with         Length                                                     Overseen         Held by
  Name, Address,           the            of Time             Principal Occupation(s)                by Board          Board
  Date of Birth/1/       Company         Served/2/              During Past 5 Years                  Member/3/        Member/4/
------------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT
     BOARD MEMBERS

  John T. Bennett, Jr.    Director            1/89      Mr. Bennett is President of Squam Investment         27           None
  1/26/29                                               Management Company, Inc. and Great Island
                                                        Investment Company, Inc. (investment
                                                        management). From 1988 to 1993, Mr. Bennett
                                                        was President of Bennett Management Company.

  Nancy J. Dunn           Director         6/20/97      Ms. Dunn has been Financial Officer of World         27           None
  8/14/51                                               Wildlife Fund (nonprofit) since January
                                                        1999.  From 1991 to 1999, Ms. Dunn was Vice
                                                        President for Finance and Administration and
                                                        Treasurer of Radcliffe College (education).

  William A. Humenuk      Director            1/89      Mr. Humenuk has been Senior Vice President           27           None
  4/21/42                                               Administration, General Counsel and
                                                        Secretary of Lone Star Industries Inc.
                                                        (cement and ready-mix concrete) since March
                                                        2000.  From June 1998 to March 2000 he was
                                                        Executive Vice President and Chief
                                                        Administrative Officer of Philip Services
                                                        Corp. (ferrous scrap processing, brokerage
                                                        and industrial outsourcing services).  Mr.
                                                        Humenuk was a Partner in the Philadelphia
                                                        office of the law firm Dechert Price &
                                                        Rhoads from July 1976 to June 1998.  He was
                                                        also formerly a Director of Hofler Corp.

                                                                                                          Number of
                                                                                                         Portfolios
                                            Term of                                                        in UAM
                                            Office                                                         Funds           Other
                        Position(s)          and                                                          Complex      Directorships
                         Held with          Length                                                        Overseen        Held by
  Name, Address,           the             of Time             Principal Occupation(s)                    by Board         Board
  Date of Birth/1/       Company          Served/2/              During Past 5 Years                      Member/3/       Member/4/
------------------------------------------------------------------------------------------------------------------------------------
                                                           (manufacturer of gear grinding machines).

  Philip D. English      Director              10/88       Mr. English is President and Chief Executive      27             None
  8/5/48                                                   Officer of Broventure Company, Inc., a
                                                           company engaged in the investment management
                                                           business.  He is also Chairman of the Board
                                                           of Chektec Corporation (drugs) and Cyber
                                                           Scientific, Inc. (computer mouse company).

  INTERESTED
    BOARD MEMBER

  Scott F. Powers        Director,           1/01/02       Mr. Powers has been Chief Executive Officer       27             None
  8/1/59                 Chairman                          of Old Mutual (US) Holdings Inc. (financial
                         of the                            services) and Old Mutual Asset Managers (US)
                         Board and                         (financial services) since September 2001.
                         President                         From 1998 to September 2001 he was
                                                           Executive Vice President of Sales and
                                                           Marketing and Product Development at Mellon
                                                           Institutional Asset Management (financial
                                                           services). Mr. Powers was Chief Operating
                                                           Officer head of marketing and client
                                                           services at Boston Company Asset Management
                                                           (financial services) from 1996 to 1998.

  OFFICERS

  Linda T. Gibson        Vice President      6/27/00       General Counsel and Senior Vice President of      N/A            N/A
  One International      and                               Old Mutual (US) Holdings Inc. (financial
  Place                                                    services);

                                                                                                    Number of
                                                                                                    Portfolios
                                         Term of                                                      in UAM
                                          Office                                                      Funds            Other
                       Position(s)         and                                                       Complex       Directorships
                        Held with         Length                                                     Overseen         Held by
  Name, Address,           the            of Time             Principal Occupation(s)                by Board          Board
  Date of Birth/1/       Company         Served/2/              During Past 5 Years                  Member/3/        Member/4/
------------------------------------------------------------------------------------------------------------------------------------
  Boston, MA 02110      Secretary                    President of UAM Investment
  7/31/65                                            Services, Inc. (financial services), UAM
                                                     Fund Services, Inc. (financial services)
                                                     and UAM Fund Distributors, Inc.
                                                     (broker-dealer) since April 2000;
                                                     President and Director of UAM
                                                     Trust Company (trust company) since
                                                     April 2001 to October 2001; Director of
                                                     UAM Funds plc (UCITS fund) since April 2001;
                                                     various director and officer positions
                                                     with subsidiaries of Old Mutual (US)
                                                     Holdings Inc. and investment products
                                                     managed by such subsidiaries; Senior
                                                     Vice President and Secretary of
                                                     Signature Financial Group, Inc.
                                                     (financial services) and affiliated
                                                     broker-dealers from 1991 to 2000;
                                                     Director and Secretary of Signature
                                                     Financial Group Europe, Ltd. (financial
                                                     services) from 1995 to 2000; Secretary of the
                                                     Citigroup Family of Mutual Funds (mutual
                                                     funds) from 1996 to 2000; Secretary of
                                                     the 59 Wall Street Family of Mutual
                                                     Funds (mutual funds) from 1996 to 2000.

  Sherry Kajdan         Vice             3/15/01     Vice President and Assistant Secretary of            N/A              N/A
  Vetterlein            President                    SEI Investments Mutual Funds Services  since
  One Freedom           and Assistant                January 2001.  Shareholder/Partner, Buchanan
  Valley Drive          Secretary                    Ingersoll Professional Corporation (law
  Oaks, PA  19456                                    firm) (1992-2000).
  6/22/62


  Christopher T.        Treasurer        3/15/01     Director, Fund Accounting, SEI Investments           N/A              N/A
  Salfi                                              Mutual Funds Services since January 1998;
  530 East                                           prior to his current position, served most
  Swedesford Road                                    recently as Fund Accounting Manager of SEI
  Wayne, PA  19087                                   Investments Mutual Funds Services from 1994
  11/28/63                                           to 1998; Investment Accounting Manager at
                                                     PFPC Inc. (mutual fund services) from 1993
                                                     to 1994; FPS Services, Inc. (mutual fund
                                                     services) from 1986 to 1993.

                                                                                                            Number of
                                                                                                           Portfolios
                                         Term of                                                             in UAM
                                          Office                                                              Funds        Other
                       Position(s)         and                                                               Complex   Directorships
                        Held with         Length                                                             Overseen     Held by
  Name, Address,           the            of Time                Principal Occupation(s)                     by Board      Board
  Date of Birth/1/       Company         Served/2/                 During Past 5 Years                       Member/3/   Member/4/
------------------------------------------------------------------------------------------------------------------------------------
                                                           Mutual Funds Services from 1994 to 1998;
                                                           Investment Accounting Manager at PFPC Inc.
                                                           (mutual fund services) from 1993 to 1994;
                                                           FPS Services, Inc. (mutual fund services)
                                                           from 1986 to 1993.

  Molly S. Mugler       Assistant         3/15/01          Vice President and Assistant General Counsel        N/A         N/A
  One International     Secretary                          of Old Mutual (US) Holdings Inc. (financial
  Place                                                    services) since January 2001; various
  Boston, MA  02110                                        officer positions with subsidiaries of Old
  10/16/51                                                 Mutual (US) Holdings Inc. and investment
                                                           products managed by such subsidiaries since
                                                           January 2001; Secretary of Signature
                                                           Financial Group, Inc. (financial services)
                                                           and subsidiaries (including affiliated
                                                           broker-dealers) and investment products
                                                           serviced by such subsidiaries until 2001;
                                                           President of SFG Global Investments, Inc.
                                                           (commodity pool operator) until 2001.

  Suzan M. Barron       Assistant         6/29/01          Director and Senior Legal Counsel of Old            N/A         N/A
  One International     Secretary                          Mutual (US) Holdings Inc. (financial
  Place                                                    services) since July 2001; Vice President
  Boston, MA 02110                                         and Counsel of Liberty Financial Companies,
  9/5/64                                                   Inc. (financial services) from 1998 to 2001;
                                                           Assistant Secretary to Liberty Funds Group
                                                           (mutual funds) from 1998 to 2001; Counsel of
                                                           Manufacturers Life Insurance Company from 1997
                                                           to 1998; Vice President and Counsel of Citizens
                                                           Advisors, Inc. (mutual funds) from 1996 to 1997.

                                                                                                 Number of
                                            Term of                                             Portfolios
                                           Office and                                          in UAM Funds            Other
                         Position(s)        Length of                                             Complex          Directorships
  Name, Address,       Held with the          Time         Principal Occupation(s)              Overseen by        Held by Board
 Date of Birth/1/         Company           Served/2/       During Past 5 Years               Board Member/3/        Member/4/
 ----------------         -------          ----------       -------------------               ---------------        ---------
------------------------------------------------------------------------------------------------------------------------------------











/1/ Each Board Member may be contacted by writing to the Board Member c/o UAM Funds, Inc., One International Place, Boston Massachusetts 02110, Attn: Linda T. Gibson, Secretary.

/2/ Each Board Member holds office for an indefinite term until the earliest of: (a) the election of his successor or (b) the date a Board Member dies, resigns or is removed by the Board in accordance with the Company's by-laws. Each officer holds office for a one-year term until: (a) his/her reappointment by the Board; (b) his/her successor is chosen and qualifies; or (c) he/she dies, resigns or is removed by the Board in accordance with the Company's by-laws.

/3/ The "UAM Funds Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. As of February 1, 2002, each Board Member oversaw 27 portfolios in the UAM Funds Complex. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. In addition to the Company, each officer also serves as an officer of UAM Funds Trust and UAM Funds, Inc. II.

/4/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Board Members in the Fund and other portfolios of the Company, UAM Funds Trust and UAM Funds, Inc. II.

INDEPENDENT BOARD MEMBERS


----------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate Dollar Range of
                                                                                    Equity Securities in All
                                             Dollar Range of                  Portfolios in the UAM Funds Complex/2/
Name of Board Member                  Equity Securities in the Fund/1/                Overseen by Board Member
--------------------                  --------------------------------                ------------------------
----------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.                               None                                       None
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn                                      None                                       None
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
William A. Humenuk                                 None                                       None
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Philip D. English                                  None                                 $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBER

----------------------------------------------------------------------------------------------------------------------
                                                                                     Aggregate Dollar Range of
                                                                                     Equity Securities in All
                                              Dollar Range of                    Portfolios in UAM Funds Complex/2/
Name of Board Member                   Equity Securities in the Fund/1/                Overseen by Board Member
--------------------                   --------------------------------                ------------------------
----------------------------------------------------------------------------------------------------------------------
Scott F. Powers                                     None                                       None
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

--------------------
     /1/ Includes the value of shares beneficially owned by each Board Member in the Fund as of December 31, 2001.

     /2/ Includes the Company, UAM Funds Trust and UAM Funds, Inc. II. As of December 31, 2001, there were 31 portfolios in the UAM Funds Complex overseen by each Board Member.


Standing Board Committees

     The Board has established two committees, i.e., Audit and Fund Governance Committees.

     The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee consists of all Independent Board Members. The Audit Committee met twice during the fiscal year ended October 31, 2001.

     The Fund Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Board Members. The Committee also periodically reviews Board governance procedures, Board composition and Board compensation and is responsible for monitoring legal counsel employed by the Company. The Fund Governance Committee consists of all Independent Board Members. There was one meeting of the Fund Governance Committee during the fiscal year ended October 31, 2001. Shareholders who desire to recommend nominees to serve as Board Members should submit the names of such nominees to the Governance Committee in care of the Company's Secretary.

Principal Shareholders

     As of February 1, 2002, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:

     Name and Address of Shareholder                             Percentage of Shares Owned
     ----------------------------------------------------------------------------------------
     Jupiter & CO                                                          73.05%
     c/o Investors Bank & Trust CO
     PO Box 9130
     Boston,  MA 02117-9130
     ----------------------------------------------------------------------------------------
     Fleet National Bank CUST                                              13.85%
     FBO Diocesan Investment Trust
     Episcopal Diocese of RI
     PO Box 92800
     Rochester, NY  14692-8900

     Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2002, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.*

     * This amount does not include securities held of record by Molly S. Mugler as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.

Investment Advisory And Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Independence Investment, LLC, located at 53 State Street, Boston, Massachusetts 02109, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, is a wholly-owned subsidiary of John Hancock Financial Services, Inc. Independence manages approximately $20 billion of assets, primarily for institutions, and has provided investment management services to the Fund since February 2, 2001, and to various other corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1982.

     Prior to February 2, 2001 the Fund was advised by Dewey Square Investors Corporation, which was a subsidiary of Old Mutual (US) Holdings Inc. Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation) is a wholly-owned subsidiary of Old Mutual plc.


Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.


     Service Performed by Adviser

     The Adviser:

     .    Manages the investment and reinvestment of the Fund's assets;

     . Continuously reviews, supervises and administers the investment program of the Fund; and

     . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.


     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the Adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to a Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.


     Continuing an Investment Advisory Agreement

     An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

     . (1) majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . (2) majority of the Board Members or by a majority of the shareholders of the Fund.


     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .    It gives the Adviser 60 days' written notice.

     The Adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.


Advisory Fees

     For its services, the Fund pays the Adviser a fee calculated at an annual rate of 0.85% of its average daily net assets. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Fund paid the following in management fees to the Adviser and Dewey Square Investors Corporation, its former adviser:

                                 Investment Advisory Fees        Investment Advisory Fees      Total Investment Advisory
                                          Paid                            Waived                         Fees
     ----------------------------------------------------------------------------------------------------------------------
     Small Cap Portfolio
          2001                             $107,868                       $14,382                      $122,250
     ----------------------------------------------------------------------------------------------------------------------
          2000                             $153,322                       $22,549                      $175,871
     ----------------------------------------------------------------------------------------------------------------------
          1999                             $107,446                       $14,326                      $121,772
     ----------------------------------------------------------------------------------------------------------------------

Annual Board Approval of Investment Advisory Agreement


     At a meeting held on September 7, 2001, the Board of the Company, including the Independent Board Members, approved the continuation of the investment advisory agreement with the Adviser with respect to the Fund for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to the Fund and the Adviser's experience and qualifications. Among other items, the directors also reviewed and considered: (1) a summary report by the Adviser reviewing economic and market conditions and portfolio performance; (2) soft dollar and brokerage commission reports; (3) a report on advisory fees which included information on gross and net total advisory fees; (4) reports comparing the advisory fees, total expense ratios, administrative expenses, total net assets, and cumulative and annualized total returns of the Fund to comparable data from Lipper Analytical Services; and (5) the Adviser's current Form ADV.

     The Board requested and was provided information it considered necessary to evaluate the Adviser and the investment advisory agreement. Based on the information presented, the Board concluded that the Adviser was qualified to manage the Fund and provided the services required by the Fund under the investment advisory agreement. The Board also considered the expenses incurred by the Adviser in the performance of such services and whether the compensation paid to the Adviser was fair and equitable. In its reasonable business judgement, the Board unanimously concluded that it was in the best interests of the Fund to continue its investment advisory agreement with the Adviser.


DISTRIBUTOR
--------------------------------------------------------------------------------

     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of a Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts, 02109.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     The Adviser may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund. The Adviser may make such payments out of its revenues, its profits or any other sources available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate affiliated companies for referring investors to the Fund.


ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

     The Company and SEI Investments Mutual Funds Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it or its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the Fund paid the following in administration and sub-administrations fees.

          Fiscal Year Ended              Total Administrative Fee*
     -------------------------------- --------------------------------
          2001                                    $72,831
     -------------------------------- --------------------------------
          2000                                    $98,247
     -------------------------------- --------------------------------
          1999                                    $87,360
     -------------------------------- --------------------------------

     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $35,808, $98,247 and $87,360, respectively.

     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator, SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds, including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds,

     Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and Turner Funds.

     PBHG Shareholder Services Center, Inc. ("PBHGSSC") provides services as a shareholder servicing agent for each Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays PBHGSSC monthly fees calculated at the annual rate set forth below:

     .    $7,500 for the first operational class of a Fund; plus

     .    $2,500 for each additional operational class of a Fund.






TRANSFER AGENT

--------------------------------------------------------------------------------

     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11th Street, Fifth Floor, Kansas City, MO 64105, serves as transfer agent to the Company.



CUSTODIAN

--------------------------------------------------------------------------------

     J.P. Morgan Chase & Co., 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.


INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Company.


CODE OF ETHICS

--------------------------------------------------------------------------------

     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund. These codes of ethics are on public file with, and available from, the SEC.


Brokerage Allocation and Other Practices

SELECTION OF BROKERS

--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The Adviser may select brokers based on research, statistical and pricing services they provide to the Adviser.

     Information and research provided by a broker will be in addition to, and not instead of, the services the Adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Fund effects securities transactions may be used by the Fund's investment Adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.

     During the Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $25,741,765 the total amount of transactions effected through brokers providing research services was $6,461,717 and the brokerage commissions paid to brokers providing research services was $10,402.

     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.

     The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, the Fund's investment adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO. SIDCO has established clearing relationships with a variety of domestic and international brokers. When Fund brokerage is directed to SIDCO, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Where a Fund is operating under a voluntary expense limitation, the payment of Fund expenses with directed brokerage credits may not reduce Fund expenses below the level of such limitations but the Adviser may benefit through a reduction in the amount of fees being waived or reimbursed to the Fund by the Adviser. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.

     As of October 31, 2001, the Fund did not hold any securities of its regular brokers and dealers as these terms are defined in the 1940 Act.


Simultaneous Transactions
--------------------------------------------------------------------------------

     The Adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the Adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The Adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser are subject to review by the Company's Board.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.


Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


Commissions Paid

     For the last three fiscal years, the Fund paid the following in brokerage commissions. Significant differences are due to increases or decreases in the Fund's net assets.

                                                Brokerage Commissions
     ------------------------------------------------------------------------
     Small Cap Portfolio
          2001                                        $ 28,214
     ------------------------------------------------------------------------
          2000                                        $ 29,663
     ------------------------------------------------------------------------
          1999                                        $136,808
     ------------------------------------------------------------------------


Capital Stock And Other Securities

The Company

     The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. The Fund is diversified which means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities).


Description Of Shares And Voting Rights

     The Company's Articles of Incorporation, as amended, permit its Board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.


     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board Members can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

     If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences

     The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Funds Complex, may offer Advisor Shares. The three classes represent interests in the same assets of a Fund and are identical, except as discussed below:


     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.


     .    Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class':


     .    Net income;

     .    Dividends; and

     .    NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .   Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends and distributions in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.


     The Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.


     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     As of October 31, 2001, the Fund had no capital loss carryovers.


Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of the Fund is equal to the NAV. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .   Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund's shares.


In-Kind Purchases

     At its discretion, the Company may permit investors to purchase shares of the Fund with securities, instead of cash. If the Company allows an investor to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.


     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .   The securities are eligible investments for the Fund;

     .   The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and


     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.


By Mail

     Requests to redeem shares must include:

     .   Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .   Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .   Redeem shares represented by a certificate.

     The Company and PBHGSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or PBHGSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or PBHGSSC does not employ the procedures described above. Neither the Company nor PBHGSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value Per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .   Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and


     .   On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, a Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .   when the NYSE and custodian bank are closed;

     .   when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .   for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE

--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES

--------------------------------------------------------------------------------
     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

     The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates its current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN

--------------------------------------------------------------------------------
     Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     A Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis.

     The Fund calculates "average annual total return (before taxes)" according to the following formula:


         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

                    ERV    =   ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Fund's average annual returns for the one-year period or the period from the Fund's inception date through October 31, 2001.

                                            Shorter of 10
                                     Five   or Since
                          One Year   Years  Inception        Inception Date
     ---------------------------------------------------------------------------
     Small Cap Portfolio  -9.92%     N/A      10.11%            12/16/98






     The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for the Fund is contained in the Prospectus.

     "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the
     (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


YIELD

--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.


     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a = dividends and interest earned during the period

         b = expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

         d = the maximum offering price per share on the last day of the period.

COMPARISONS

--------------------------------------------------------------------------------

     A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:


     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a fund;

     .    that the indices and averages are generally unmanaged;

     . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     .    that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

     The following documents are included in the Fund's October 31, 2001 Annual
     Report:

     .    Financial statements for the fiscal year ended October 31, 2001.


     .    Financial highlights for the respective periods presented.

     .    The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.


Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means Independence Investment, LLC, the investment adviser of the Fund.


     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Directors as a group.

     Company refers to UAM Funds, Inc.

     FDI is Funds Distributor, Inc., the Company's distributor.

     Fund refers to the Independence Small Cap Fund, which is a series of the Company.


     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.





     NAV is the net asset value per share of a Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

     PBHGSSC is PBHG Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

Bond Ratings

Moody's Investors Service, Inc.
--------------------------------------------------------------------------------






Long-Term Credit Ratings

The following summarizes the ratings used by Moody's for long-term debt:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        Bonds which are rated "Ba" are judged to have speculative elements;
          their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.






     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Credit Ratings

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    . Leading market positions in well-established industries.

                    .    High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime       Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Notes to Short-Term and Long-Term Credit Ratings

     Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

     Municipal Note Ratings

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

About Credit Ratings

         Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------


Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC        An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



     Short-Term Credit Ratings

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

A-1 A short-term obligation rated "A-1" is rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Notes to Short-Term and Long-Term Credit Ratings

         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             iPositive means that a rating may be raised.
             iNegative means that a rating may be lowered.
             iStable means that a rating is not likely to change.
             iDeveloping means a rating may be raised or lowered.
             iN.M. means not meaningful.

Municipal Note Ratings

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

About Credit Ratings

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.



FITCH RATINGS
--------------------------------------------------------------------------------


Long-Term Credit Ratings

         The following summarizes long-term ratings used by Fitch:

     Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicates that default of some kind appears probable, and "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

    Plus (+) or minus (-): may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

    Short-Term Credit Ratings

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D           Default.  Denotes actual or imminent payment default.

    Plus (+) or minus (-) may be appended to a rating other than "F1" to denote relative status within major ratings categories.

    Notes to Short-Term and Long-Term Credit Ratings

       Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


About Credit Ratings


         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.



Comparative Benchmarks

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.


     Lehman Brothers Indices:
     -----------------------

     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.


     Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.


     Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.


     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $150 million.


     Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.


     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)


     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the fund in equities. (Equity category)


     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)


     Lipper Equity Small Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)


     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

     Lipper Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch Corporate/Government Master Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates. Corporates are investment grade only (BBB or higher).


     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ---------------------------

     Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.


     Russell Midcap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.


     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.


     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.


     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.


     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.


     Standard & Poor's U.S. Indices:
     ------------------------------

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 Indices, representing 87% of the total U.S. equity market capitalization.


     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.


     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index into two groups according to price-to-book ratio. The Value Index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.


     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate fund. The Index covers over 80% of the securitized U.S. real estate market.

     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     --------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     --------------------------------

     S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

     S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks of the Bond Market Index (less than $1 billion market capitalization as of the annual reconstitution) including, both developed and emerging markets, but excluding the U.S.


     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - is a focused measurement of the large value sector of the market. The Index is comprised of large companies that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. A high quality profile is required, eliminating companies that are undergoing adverse financial pressures. Companies that do not fall clearly into the defined value category are eliminated.


     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index -- composed of over 1,700 stocks in the Value Line Investment Survey.


     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Index is rebalanced monthly, and returns are calculated on a buy and hold basis.


     Wilshire REIT Index - measures U.S. publicly traded real estate investment trusts. This Index is a subject of the Real Estate Securities Index. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.



     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                    UAM Funds
                                  PO Box 219081
                              Kansas City, MO 64121
                           (Toll free) 1-877-826-5465


                              The McKee Portfolios

                      McKee International Equity Portfolio
                        McKee Small Cap Equity Portfolio


                           Institutional Class Shares

                       Statement of Additional Information

                                February 28, 2002


This statement of additional information ("SAI") is not a prospectus. However, you should read it in conjunction with the prospectus of the Funds dated February 28, 2002, as supplemented from time to time. You may obtain the Funds' prospectus and shareholder reports by contacting the UAM Funds at the address listed above.


The audited financial statements of the Funds and the related report of PricewaterhouseCoopers LLP, the independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments .......................................   1
   Debt Securities .........................................................   1
   Derivatives .............................................................   7
   Equity Securities .......................................................  15
   Foreign Securities ......................................................  17
   Investment Companies ....................................................  21
   Repurchase Agreements ...................................................  21
   Restricted Securities ...................................................  22
   Securities Lending ......................................................  22
   Short Sales .............................................................  22
   When Issued, Delayed - Delivery and Forward Transactions ................  23
Investment Policies of the Funds ...........................................  24
   Fundamental Policies ....................................................  24
   Non-Fundamental Policies ................................................  25
Management of the Company ..................................................  25
   Board Members ...........................................................  26
Principal Shareholders .....................................................  34
Investment Advisory and Other Services .....................................  36
   Investment Adviser ......................................................  36
   Distributor .............................................................  39
   Shareholder Servicing Arrangements ......................................  39
   Administrative Services .................................................  39
   Transfer Agent ..........................................................  42
   Custodian ...............................................................  42
   Independent Accountants .................................................  42
   Code of Ethics ..........................................................  42
Brokerage Allocation and Other Practices ...................................  42
   Selection of Brokers ....................................................  42
   Simultaneous Transactions ...............................................  43
   Brokerage Commissions ...................................................  44
Capital Stock and Other Securities .........................................  44
Federal Taxes ..............................................................  46
Purchase, Redemption and Pricing of Shares .................................  46
   Net Asset Value Per Share ...............................................  46
   Purchase of Shares ......................................................  47
   Redemption of Shares ....................................................  48
   Exchange Privilege ......................................................  49
   Transfer of Shares ......................................................  50
Performance Calculations ...................................................  50
   Total Return ............................................................  50
   Yield ...................................................................  51
   Comparisons .............................................................  52
Financial Statements .......................................................  52
Glossary ...................................................................  52
Bond Ratings ...............................................................  53
   Moody's Investors Service, Inc ..........................................  53
   Standard & Poor's Ratings Services ......................................  56
   Fitch Ratings ...........................................................  59
Comparative Benchmarks .....................................................  61

DESCRIPTION OF PERMITTED INVESTMENTS

     As described in the Funds' prospectus, the Funds may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Funds may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds."


DEBT SECURITIES

--------------------------------------------------------------------------------
     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .    By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .    By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.


     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.


     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.


     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities.

     While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     The Funds will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.


     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Bankers' Acceptance

     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.


     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.


     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Funds may invest in securities of any rating.


Derivatives

--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     A Fund may incur commission expenses when it opens or closes a futures position.

     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     Purchasing Put and Call Options

     When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the Funds obtain the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio securities that corresponds to the index.

     At the time of selling a put option, the Funds may cover the put option by:

     .    Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .    Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

     Combined Positions

     A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .    Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

     Swaps, Caps, Collars and Floors

     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.


     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

     Correlation of Prices

     A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.


     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

     Lack of Liquidity

     Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     . have to purchase or sell the instrument underlying the contract;

     . not be able to hedge its investments; and

     . not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . the facilities of the exchange may not be adequate to handle current trading volume;

     . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . investors may lose interest in a particular derivative or category of derivatives.



     Management Risk

     If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its investment adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.


     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     . actual and anticipated changes in interest rates;

     . fiscal and monetary policies; and

     . national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

--------------------------------------------------------------------------------

Types of Equity Securities

     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which a Fund purchases both (I) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred investors, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.


     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

     Initial Public Offerings ("IPO")

     A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary
       Receipts and other similar global instruments; and

     . They can invest in investment funds.


     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S.
       investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


     Stock Exchange and Market Risk

     The Adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:


     . are generally more volatile than, and not as developed or efficient as, those in the United States;

     . have substantially less volume;

     . trade securities that tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:


     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:


     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     . Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries;
       and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

     The Euro

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.


Investment Companies

--------------------------------------------------------------------------------
     A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Funds invest. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio), provided that the investment is:


     . For cash management purposes;

     . Consistent with the Funds' investment policies and restrictions; and

     . The Fund's investment adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

     A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.


Repurchase Agreements

--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.


     When a Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and a Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

--------------------------------------------------------------------------------

     The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.


SECURITIES LENDING

--------------------------------------------------------------------------------

     A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     . It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

     . It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     . Experience delays in recovering its securities.


SHORT SALES

--------------------------------------------------------------------------------


Description of Short Sales

     Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The shareholder then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:


     . Take advantage of an anticipated decline in prices.

     . Protect a profit in a security it already owns.

     A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

     In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     A Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund's contract to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.


     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUNDS



FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Funds will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Funds will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

     . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and
       (3) that a Fund may purchase securities secured by real estate or interests therein.

     . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------

     The following limitations are non-fundamental, which means the Funds may change them without shareholder approval. Each of the Funds may:

     . not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

              Notwithstanding the investment restrictions above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.


     . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .   invest in the securities of foreign issuers.

     . purchase shares of other investment companies to the extent permitted by applicable law. Each of the Funds may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

         The 1940 Act currently permits the fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     . invest in illiquid and restricted securities to the extent permitted by applicable law.

         Each of the Funds intend to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and
         (2) limiting its holdings of such securities to 15% of net assets.

     .   write covered call options and may buy and sell put and call options.

     .   enter into repurchase agreements.

     . lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

     .   sell securities short and engage in short sales "against the box."

     .   enter into swap transactions.


MANAGEMENT OF THE COMPANY

     The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Board Member the following fees:


     .   A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting (however, with retainer fees, each Board member must receive a minimum fee of $7,500 for each meeting other than a private meeting or telephonic meeting);


     .   $1,500 for each private meeting of the Board;

     .   $1,500 for each telephonic meeting of the Board; and


     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Board Members and allocated proportionally among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as directors or officers.


BOARD MEMBERS

--------------------------------------------------------------------------------

     The Company's officers are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.

     The following chart provides certain information about the fees received by the Company's Board Members during the fiscal year ended October 31, 2001.



INDEPENDENT BOARD MEMBERS

---------------------------------------------------------------------------------------------------------------------
                                                                       Pension or             Total Compensation
                                                                  Retirement Benefits           from the UAM
                                    Aggregate Compensation         Accrued as Part of         Funds Complex/1/
   Name of Person/Position             from the Company              Fund Expenses         Paid to Board Members
---------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director                                   $33,380                       None                     $52,840
---------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn
Director                                   $33,380                       None                     $52,840
---------------------------------------------------------------------------------------------------------------------
William A. Humenuk
Director                                   $33,380                       None                     $52,840
---------------------------------------------------------------------------------------------------------------------
Philip D. English
Director                                   $33,380                       None                     $52,840
---------------------------------------------------------------------------------------------------------------------




INTERESTED BOARD MEMBERS

---------------------------------------------------------------------------------------------------------------------
James F. Orr III
Director,  Chairman and
President/2/                                 None                        None                       None
---------------------------------------------------------------------------------------------------------------------
Scott F. Powers
Director, Chairman and
President/3/                                 None                        None                       None
---------------------------------------------------------------------------------------------------------------------


/1/ The "UAM Fund Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. and each Independent Board Member receives compensation for such services.

/2/ Mr. Orr resigned as Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.

/3/ Mr. Powers was appointed a Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.



     Board Members and Officers

     Information pertaining to the directors and officers of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Independent Board Members." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Board Members." Scott Powers is considered an "Interested Board Member" because (1) he serves as an officer of the Company and (2) is an employee of Old Mutual (US) Holdings Inc., the parent of several advisers in the UAM Funds Complex. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, LLC, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.




                                                                                                         Number of
                                           Term of                                                    Portfolios in
                                         Office and                                                     UAM Funds          Other
                         Position(s)      Length of                                                      Complex       Directorships
   Name, Address,       Held with the       Time             Principal Occupation(s)                    Overseen by    Held by Board
   Date of Birth/1/       Company         Served/2/           During Past 5 Years                     Board Member/3/     Member/4/
------------------------------------------------------------------------------------------------------------------------------------
    INDEPENDENT
       BOARD MEMBERS

    John T. Bennett, Jr.  Director          1/89       Mr. Bennett is President of Squam                    27              None
    1/26/29                                            Investment Management Company, Inc. and
                                                       Great Island Investment Company, Inc.
                                                       (investment management). From 1988 to 1993,
                                                       Mr. Bennett was President of Bennett
                                                       Management Company.

                                                                                                        Number of
                                          Term of                                                     Portfolios in
                                         Office and                                                     UAM Funds          Other
                         Position(s)      Length of                                                     Complex       Directorships
  Name, Address,       Held with the       Time             Principal Occupation(s)                    Overseen by    Held by Board
  Date of Birth/1/       Company         Served/2/           During Past 5 Years                     Board Member/3/     Member/4/
------------------------------------------------------------------------------------------------------------------------------------
    Nancy J. Dunn         Director         6/20/97     Ms. Dunn has been Financial Officer of               27              None
    8/14/51                                            World Wildlife Fund (nonprofit) since
                                                       January 1999.  From 1991 to 1999, Ms. Dunn
                                                       was Vice President for Finance and
                                                       Administration and Treasurer of Radcliffe
                                                       College (education).

    William A. Humenuk    Director          1/89       Mr. Humenuk has been Senior Vice President           27              None
    4/21/42                                            Administration, General Counsel and
                                                       Secretary of Lone Star Industries Inc.
                                                       (cement and ready-mix concrete) since March
                                                       2000.  From June 1998 to March 2000 he was
                                                       Executive Vice President and Chief
                                                       Administrative Officer of Philip Services
                                                       Corp. (ferrous scrap processing, brokerage
                                                       and industrial outsourcing services).  Mr.
                                                       Humenuk was a Partner in the Philadelphia
                                                       office of the law firm Dechert Price &
                                                       Rhoads from July 1976 to June 1998.  He was
                                                       also formerly a Director of Hofler Corp.
                                                       (manufacturer of gear grinding machines).

    Philip D. English     Director          10/88      Mr. English is President and Chief                   27              None
    8/5/48                                             Executive Officer of Broventure Company,
                                                       Inc., a company engaged in the investment
                                                       management business.  He is also Chairman
                                                       of the Board of Chektec Corporation (drugs)
                                                       and Cyber Scientific, Inc. (computer mouse
                                                       company).


                                                                                                         Number of
                                         Term of                                                      Portfolios in
                                       Office and                                                       UAM Funds          Other
                       Position(s)      Length of                                                        Complex       Directorships
   Name, Address,     Held with the       Time               Principal Occupation(s)                    Overseen by    Held by Board
   Date of Birth/1/     Company         Served/2/             During Past 5 Years                     Board Member/3/     Member/4/
------------------------------------------------------------------------------------------------------------------------------------
    INTERESTED
    BOARD MEMBER

    Scott F. Powers   Director,          1/01/02       Mr. Powers has been Chief Executive Officer          27              None
    8/1/59            Chairman of the                  of Old Mutual (US) Holdings Inc. (financial
                      Board and                        services) and Old Mutual Asset Managers
                      President                        (US) (financial services) since September
                                                       2001.  From 1998 to September 2001 he was
                                                       Executive Vice President of Sales and
                                                       Marketing and Product Development at Mellon
                                                       Institutional Asset Management (financial
                                                       services).  Mr. Powers was Chief Operating
                                                       Officer and head of marketing and client
                                                       services at Boston Company Asset Management
                                                       (financial services) from 1996 to 1998.


    OFFICERS

    Linda T. Gibson   Vice President       6/27/00     General Counsel and Senior Vice President           N/A              N/A
    One               and Secretary                    of Old Mutual (US) Holdings Inc. (financial
    International                                      services); President of UAM Investment
    Place                                              Services, Inc. (financial services), UAM
    Boston, MA 02110                                   Fund Services, Inc. (financial services)
    7/31/65                                            and UAM Fund Distributors, Inc.
                                                       (broker-dealer) since April 2000;
                                                       President and Director of UAM Trust
                                                       Company (trust company) since
                                                       April 2001 to October 2001; Director of
                                                       UAM Funds plc (UCITS fund) since
                                                       April 2001; various  director and officer
                                                       positions with subsidiaries of Old Mutual
                                                       (US) Holdings Inc. and investment products
                                                       managed by such subsidiaries; Senior Vice
                                                       President and Secretary of



                                                                                                         Number of
                                         Term of                                                      Portfolios in
                                       Office and                                                       UAM Funds          Other
                       Position(s)      Length of                                                        Complex       Directorships
   Name, Address,     Held with the       Time               Principal Occupation(s)                    Overseen by    Held by Board
   Date of Birth/1/     Company         Served/2/             During Past 5 Years                     Board Member/3/     Member/4/
------------------------------------------------------------------------------------------------------------------------------------
                                                       Signature  Financial Group, Inc.
                                                       (financial services) and affiliated
                                                       broker-dealers  from 1991 to 2000;
                                                       Director and Secretary of Signature
                                                       Financial Group Europe, Ltd.
                                                       (financial services) from  1995 to
                                                       2000; Secretary of the Citigroup
                                                       Family of Mutual Funds (mutual funds)
                                                       from 1996 to 2000; Secretary of the
                                                       59 Wall Street Family of Mutual Funds
                                                       (mutual  funds) from 1996 to 2000.

    Sherry Kajdan     Vice President       3/15/01     Vice President and Assistant Secretary of           N/A              N/A
    Vetterlein        and Assistant                    SEI Investments Mutual Funds Services
    One Freedom       Secretary                        since January 2001.  Shareholder/Partner,
    Valley Drive                                       Buchanan Ingersoll Professional Corporation
    Oaks, PA 19456                                     (law firm) (1992-2000).
    6/22/62

    Christopher T.      Treasurer          3/15/01     Director, Fund Accounting, SEI Investments          N/A              N/A
      Salfi                                            Mutual Funds Services since January 1998;
    530 East                                           prior to his current position, served most
    Swedesford Road                                    recently as Fund Accounting Manager of SEI
    Wayne, PA  19087                                   Investments Mutual Funds Services from 1994
    11/28/63                                           to 1998; Investment Accounting Manager at
                                                       PFPC Inc. (mutual fund services) from 1993
                                                       to 1994; FPS Services, Inc. (mutual fund
                                                       services) from 1986 to 1993.

    Molly S. Mugler   Assistant            3/15/01     Vice President and Assistant General                N/A              N/A
    One               Secretary                        Counsel of Old Mutual (US) Holdings Inc.
    International                                      (financial services) since January 2001;
    Place                                              various officer positions with subsidiaries
    Boston, MA 02110                                   of Old Mutual (US) Holdings Inc. and
    10/16/51                                           investment products managed by such


                                                                                                         Number of
                                         Term of                                                      Portfolios in
                                       Office and                                                       UAM Funds          Other
                       Position(s)      Length of                                                        Complex       Directorships
   Name, Address,     Held with the       Time               Principal Occupation(s)                    Overseen by    Held by Board
   Date of Birth/1/     Company         Served/2/             During Past 5 Years                     Board Member/3/     Member/4/
------------------------------------------------------------------------------------------------------------------------------------
                                                       subsidiaries since January 2001; Secretary
                                                       of Signature Financial Group, Inc.
                                                       (financial services) and subsidiaries
                                                       (including affiliated broker-dealers) and
                                                       investment products serviced by
                                                       such subsidiaries until 2001; President
                                                       of SFG Global Investments, Inc.
                                                       (commodity pool operator) until 2001.

    Suzan M. Barron   Assistant            6/29/01     Director and Senior Legal Counsel of Old            N/A              N/A
    One               Secretary                        Mutual (US) Holdings Inc. (financial
    International                                      services) since July 2001; Vice President
    Place                                              and Counsel of Liberty Financial Companies,
    Boston, MA 02110                                   Inc. (financial services) from 1998 to
    9/5/64                                             2001; Assistant Secretary to Liberty Funds
                                                       Group (mutual funds) from
                                                       1998 to 2001; Counsel of
                                                       Manufacturers Life
                                                       Insurance Company from
                                                       1997 to 1998; Vice
                                                       President and Counsel of
                                                       Citizens Advisors, Inc.
                                                       (mutual funds) from 1996
                                                       to 1997.

/1/ Each Board Member may be contacted by writing to the Board Member c/o UAM Funds, Inc., One International Place, Boston Massachusetts 02110, Attn:
     Linda T. Gibson, Secretary.

/2/ Each Board Member holds office for an indefinite term until the earliest of: (a) the election of his successor or (b) the date a Board Member dies, resigns or is removed by the Board in accordance with the Company's by-laws. Each officer holds office for a one-year term until: (a) his/her reappointment by the Board; (b) his/her successor is chosen and qualifies; or (c) he/she dies, resigns or is removed by the Board in accordance with the Company's by-laws.

/3/ The "UAM Funds Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. As of February 1, 2002, each Board Member oversaw 27 portfolios in the UAM Funds Complex. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc.
     II. In addition to the Company, each officer also serves as an officer of UAM Funds Trust and UAM Funds, Inc. II.

/4/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


     Ownership of Fund Shares

     The following table shows the dollar range of shares beneficially owned by each Board Members in the Funds and other portfolios of the Company, UAM Funds Trust and UAM Funds, Inc. II.



INDEPENDENT BOARD MEMBERS
----------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate Dollar Range of
                                                                                    Equity Securities in All
                                             Dollar Range of                  Portfolios in the UAM Funds Complex/2/
Name of Board Member                 Equity Securities in the Funds/1/              Overseen by Board Member
----------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.                               None                                       None
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn                                      None                                       None
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
William A. Humenuk                                 None                                       None
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Philip D. English                                  None                                 $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER

----------------------------------------------------------------------------------------------------------------------
                                                                                     Aggregate Dollar Range of
                                                                                     Equity Securities in All
                                              Dollar Range of                    Portfolios in UAM Funds Complex/2/
Name of Board Member                  Equity Securities in the Funds/1/              Overseen by Board Member
----------------------------------------------------------------------------------------------------------------------
Scott F. Powers                 None                                                           None
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

     /1/ Includes the value of shares beneficially owned by each Board Member in each Fund as of December 31, 2001.

     /2/ Includes the Company, UAM Funds Trust and UAM Funds, Inc. II. As of December 31, 2001, there were 31 portfolios in the UAM Funds Complex overseen by each Board Member.

     Standing Board Committees

     The Board has established two committees, i.e., Audit and Fund Governance Committees.

     The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee consists of all Independent Board Members. The Audit Committee met twice during the fiscal year ended October 31, 2001.

     The Fund Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Board Members. The Committee also periodically reviews Board governance procedures, Board composition and Board compensation and is responsible for monitoring legal counsel employed by the Company. The Fund Governance Committee consists of all Independent Board Members. There was one meeting of the Fund Governance Committee during the fiscal year ended October 31, 2001. Shareholders who desire to recommend nominees to serve as Board Members should submit the names of such nominees to the Governance Committee in care of the Company's Secretary.

PRINCIPAL SHAREHOLDERS

     As of February 1, 2002, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:




     -------------------------------------------------------------------------------------------------------
                                                                     Percentage of
     Name and Address of Shareholder                                  Shares Owned             Fund
     -------------------------------------------------------------------------------------------------------
     MAC & CO                                                            13.65%                McKee
     Mutual Funds Operations                                                               International
     PO Box 3198                                                                         Equity Portfolio
     Pittsburgh, PA  15230-3198
     -------------------------------------------------------------------------------------------------------
     Saxon & CO                                                          13.26%                McKee
     FBO Westmoreland County Employees                                                     International
     Retirement Fund                                                                     Equity Portfolio
     PO Box 7780
     Philadelphia, PA  19182-00011312
     -------------------------------------------------------------------------------------------------------
     Fulvest & CO                                                        11.25%                McKee
     FBO Lancaster County Era                                                              International
     PO Box 3215                                                                         Equity Portfolio
     Lancaster,  PA  17604-3215
     -------------------------------------------------------------------------------------------------------
     AllFirst Trust CO NA                                                 9.34%                McKee
     FBO County of Dauphin Retirement Plan                                                 International
     Security Processing 109-911                                                         Equity Portfolio
     PO Box 1596
     Baltimore,  MD  21203-1596
     -------------------------------------------------------------------------------------------------------
     Saxon & Co.                                                          5.42%                McKee
     FBO Butler City Retirement                                                            International
     P.O. Box 7780-1888                                                                  Equity Portfolio
     Philadelphia, PA  19182-0001
     -------------------------------------------------------------------------------------------------------
     Mac & Co.                                                            7.28%                McKee

     -------------------------------------------------------------------------------------------------------
                                                                     Percentage of
     Name and Address of Shareholder                                  Shares Owned             Fund
     -------------------------------------------------------------------------------------------------------
     P.O. Box 3198                                                                         International
     Pittsburgh, PA  15230-3198                                                          Equity Portfolio
     -------------------------------------------------------------------------------------------------------
     Saxon & Co.                                                          5.49%                McKee
     FBO Cumberland County                                                                 International
     City Employee Retirment Cust                                                        Equity Portfolio
     P.O. Box 7780-1888
     Philadelphia, PA  19182-0001
     -------------------------------------------------------------------------------------------------------
     Rens & Company                                                       5.38%                McKee
     PA Funds                                                                              International
     PO Box 1377                                                                         Equity Portfolio
     Buffalo, NY  14240-1377
     -------------------------------------------------------------------------------------------------------
     Merrill Lynch Price Fenner & Smith                                   5.06%                McKee
     Merrill Lynch Financial Data Services                                                 International
     4800 Deer Lake Drive East, 3rd Floor                                                Equity Portfolio
     Jacksonville, FL  32246-6484
     -------------------------------------------------------------------------------------------------------
     MAC & CO                                                            35.44%           McKee Small Cap
     Mutual Funds Operations                                                             Equity Portfolio
     PO Box 3198
     Pittsburgh,  PA  15230-3198
     -------------------------------------------------------------------------------------------------------
     First Union National Bank                                           16.40%           McKee Small Cap
     FBO Lackawanna City Employees Retirement Fund                                       Equity Portfolio
     1525 West WT Harris Blvd CMG NC 1151
     Charlotte,  NC  28262-8522
     -------------------------------------------------------------------------------------------------------
     Carey & Co.                                                          7.81%           McKee Small Cap
     P.O. Box 1558                                                                       Equity Portfolio
     Columbus, OH  43260-0002
     -------------------------------------------------------------------------------------------------------
     National City Bank Cust                                              7.43%           McKee Small Cap
     UAM Armstrong County Ret Plan                                                       Equity Portfolio
     Attn:  Mutual Funds
     P.O. Box 94984
     Cleveland, OH  44101-4984
     -------------------------------------------------------------------------------------------------------
     Wilbranch & Co.                                                      6.94%           McKee Small Cap
     PO Box 2887                                                                         Equity Portfolio
     Wilson, NC  27894-2887
     -------------------------------------------------------------------------------------------------------
     Wesbanco Bank Wheeling                                               6.93%           McKee Small Cap
     Agnt City of Wheeling Municipal                                                     Equity Portfolio
     Employees Retirement & Benefit Fund
     U/A 1/10/89
     1 Bank Plaza Fl 5
     Wheeling WV  26003-3565
     -------------------------------------------------------------------------------------------------------

     Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2002, the directors and officers of the Company owned less than 1% of the outstanding shares of the Funds.*

     *This amount does not include securities held of record by Molly S. Mugler as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.


INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

--------------------------------------------------------------------------------

     C.S. McKee L.P., (the "Adviser"), a Pennsylvania limited partnership located at One Gateway Center, Pittsburgh, PA 15222, is each Fund's investment adviser. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. The Adviser was formed by certain officers of the Fund's former adviser, C.S. McKee & Co., Inc. (the "Former Adviser") to purchase the Former Adviser's investment advisory business, which occurred on January 10, 2002. The Former Adviser was an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation). The Adviser is not affiliated with Old Mutual (US) Holdings Inc.

     Despite this transaction, there will be no change in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the Funds. In addition, the persons responsible for the day to day management of the Funds will not change and the Adviser will continue the business of the Former Adviser. The Adviser and the Former Adviser have provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1972.

Fund Management

     Gregory M. Melvin and William J. Andrews are primarily responsible for the day to day management of the International Equity Portfolio. Mr. Melvin is the Adviser's Chief Investment Officer. He joined the Adviser as its Chief Investment Officer in 2000 after six years at Dartmouth Capital where he served as President and Chief Investment Officer. Prior to working at Dartmouth Capital he spent 15 years at Federated Investors as a Senior Portfolio Manager. Mr. Andrews is a portfolio manager responsible for equity investments. He joined the Adviser in 1983.

     Gregory M. Melvin and Amit Dugar are primarily responsible for the day to day management of the Small Cap Equity Portfolio. Mr. Melvin's biography is listed above. Mr. Dugar is a quantitative analyst and portfolio manager responsible for equity investments. He jointed the Adviser in 1998 after five years as an equity analyst with C.H. Dean & Associates.

Investment Advisory Agreements

     This section summarizes some of the important provisions of the Investment Advisory Agreements. The Company has filed each Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.

     Service Performed by Adviser

     The Adviser:


     .   Manages the investment and reinvestment of the Funds' assets;

     . Continuously reviews, supervises and administers the investment program of the Funds; and

     . Determines what portion of the Funds' assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties under an Investment Advisory Agreement, (2) reckless disregard by the Adviser of its obligations and duties under an Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under an Investment Advisory Agreement.


     Continuing an Investment Advisory Agreement

     An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

     . (1) majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . (2) majority of the Board Members or by a majority of the shareholders of a Fund.


     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of a Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .   It gives the Adviser 60 days' written notice.


     The Adviser may terminate an Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.


     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

     For its services, the McKee International Equity Portfolio and McKee Small Cap Equity Portfolio pay the Adviser a fee calculated at an annual rate of 0.70% and 1.00% of their average daily net assets, respectively. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Funds paid the following in management fees to the Former
     Adviser:



                                             Investment Advisory   Investment Advisory     Total Investment
                                                  Fees Paid            Fees Waiver          Advisory Fees
     ---------------------------------------------------------------------------------------------------------
     International Equity Portfolio
          2001                                   $  961,618                 $0                $  961,618
     ---------------------------------------------------------------------------------------------------------
          2000                                   $1,301,284                 $0                $1,301,284
     ---------------------------------------------------------------------------------------------------------
          1999                                   $1,051,174                 $0                $1,051,174
     ---------------------------------------------------------------------------------------------------------
     Small Cap Equity Portfolio
          2001                                    $155,361               $ 29,163             $  184,524
     ---------------------------------------------------------------------------------------------------------
          2000                                    $333,984               $151,000             $  484,984
     ---------------------------------------------------------------------------------------------------------
          1999                                    $824,282                  $0                $  824,282
     ---------------------------------------------------------------------------------------------------------



Annual Board Approval of Investment Advisory Agreements

     At a meeting held on November 14, 2001, the Board of the Company, including the Independent Board Members, approved the continuation of the investment advisory agreements with the Adviser with respect to each Fund for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to the Funds and the Adviser's experience and qualifications. Among other items, the directors also reviewed and considered: (1) a summary report by the Adviser reviewing economic and market conditions and portfolio performance; (2) soft dollar and brokerage commission reports; (3) a report on advisory fees which included information on gross and net total advisory fees; (4) reports comparing the advisory fees, total expense ratios, administrative expenses, total net assets, and cumulative and annualized total returns of each Fund to comparable data from Lipper Analytical Services; and (5) the Adviser's current Form ADV.

     The Board requested and was provided information it considered necessary to evaluate the Adviser and the investment advisory agreements. Based on the information presented, the Board concluded that the Adviser was qualified to manage the Funds and provided the services required by the Funds under the investment advisory agreements. The Board also considered the expenses incurred by the Adviser in the performance of such services and whether the compensation paid to the Adviser was fair and equitable. In its reasonable business judgement, the Board unanimously concluded that it was in the best interests of each Fund to continue its investment advisory agreement with the Adviser.


DISTRIBUTOR

--------------------------------------------------------------------------------
     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Funds offer their shares continuously. While FDI will use its best efforts to sell shares of a Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts, 02109.


SHAREHOLDER SERVICING ARRANGEMENTS

--------------------------------------------------------------------------------
     The Adviser may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Funds. The Adviser may make such payments out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate affiliated companies for referring shareholders to the Funds.

ADMINISTRATIVE SERVICES

--------------------------------------------------------------------------------

     Administrator

     The Company and SEI Investments Mutual Funds Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it or its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the funds paid the following in administration and sub-administrations fees.

     International Equity Portfolio

          Fiscal Year Ended              Total Administrative Fee*
     ----------------------------------------------------------------
          2001                                   $193,471
     ----------------------------------------------------------------
          2000                                   $256,555
     ----------------------------------------------------------------
          1999                                   $238,529
     ----------------------------------------------------------------

     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $90,438, $256,555 and $238,529, respectively.

     Small Cap Equity Portfolio

          Fiscal Year Ended              Total Administrative Fee*
     ----------------------------------------------------------------
          2001                                   $ 77,548
     ----------------------------------------------------------------
          2000                                   $115,076
     ----------------------------------------------------------------
          1999                                   $137,653
     ----------------------------------------------------------------

     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $39,276, $115,076 and $137,653, respectively.


     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator, SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds, including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and Turner Funds.

     PBHG Shareholder Services Center, Inc. ("PBHGSSC") provides services as a shareholder servicing agent for each Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays PBHGSSC monthly fees calculated at the annual rate set forth below:


     .   $7,500 for the first operational class of a Fund; plus

     .   $2,500 for each additional operational class of a Fund.

TRANSFER AGENT

--------------------------------------------------------------------------------

     DST Systems, Inc. ("DST"), which has its principal offices at 333 West 11th Street, Fifth Floor, Kansas City, MO 64105, serves as transfer agent to the Company.




CUSTODIAN

--------------------------------------------------------------------------------
     J.P. Morgan Chase & Co., 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Funds' assets pursuant to the terms of a custodian agreement with the Company.


INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountant for the Company.


CODE OF ETHICS

--------------------------------------------------------------------------------
     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund. These codes of ethics are on public file with, and available from, the SEC.


BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS

--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Investment Advisory Agreement also directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. The Adviser may select brokers based on research, statistical and pricing services they provide to the Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the Adviser is required to perform under the Investment Advisory Agreement. In so doing, the Funds may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which a Fund effects securities transactions may be used by the Fund's investment Adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.




     During the McKee International Equity Portfolio's most recent fiscal year, the total amount of securities transactions for the Fund was $155,784,190 the total amount of transactions effected through brokers providing research services was $154,619,115 and the brokerage commissions paid to brokers providing research services was $318,960.

     During the McKee Small Cap Equity Portfolio's most recent fiscal year, the total amount of securities transactions for the Fund was $41,533,995 the total amount of transactions effected through brokers providing research services was $36,725,176 and the brokerage commissions paid to brokers providing research services was $76,985.

     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.

     A Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, a Fund's investment adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO. SIDCO has established clearing relationships with a variety of domestic and international brokers. When Fund brokerage is directed to SIDCO, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Where a Fund is operating under a voluntary expense limitation, the payment of Fund expenses with directed brokerage credits may not reduce Fund expenses below the level of such limitations but the Adviser may benefit through a reduction in the amount of fees being waived or reimbursed to the Fund by the Adviser. For its most recent fiscal year, each Fund did not direct any brokerage through SIDCO's designated brokers.

     As of October 31, 2001, the Funds did not hold any securities of its regular brokers and dealers as these terms are defined in the 1940 Act.


SIMULTANEOUS TRANSACTIONS

--------------------------------------------------------------------------------
     The Adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the Adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The Adviser strives to allocate such transactions among its clients, including the Funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser are subject to review by the Company's Board.

BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.


Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


Commissions Paid

     For the last three fiscal years, the Funds paid the following in brokerage commissions. Significant differences are due to increases or decreases in the Fund's net assets.




                                                                          Brokerage Commissions
     -------------------------------------------------------------------------------------------------------------------------
     International Equity Portfolio
          2001                                                                  $322,591
     -------------------------------------------------------------------------------------------------------------------------
          2000                                                                  $640,436
     -------------------------------------------------------------------------------------------------------------------------
          1999                                                                  $339,129
     -------------------------------------------------------------------------------------------------------------------------
     Small Cap Equity Portfolio
          2001                                                                  $ 81,571
     -------------------------------------------------------------------------------------------------------------------------
          2000                                                                  $207,033
     -------------------------------------------------------------------------------------------------------------------------
          1999                                                                  $212,727
     -------------------------------------------------------------------------------------------------------------------------




CAPITAL STOCK AND OTHER SECURITIES

The Company

     The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. The McKee Small Cap Equity Portfolio is diversified which means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities). The McKee International Equity Portfolio is non-diversified.


Description Of Shares And Voting Rights

     The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board Members can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.

     If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. A majority of the Board Members may authorize the liquidation of any Fund or class thereof.


     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences

     The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, may offer Adviser Shares. The three classes represent interests in the same assets of a Fund and are identical except as discussed below:


     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .   Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class':


     .   Net income;

     .   Dividends; and

     .   NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .  Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends and distributions in additional shares of the Funds at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Funds at least three days before the record date for income dividend or capital gain distribution.


     Each Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.




FEDERAL TAXES


     A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     At October 31, 2001, the McKee International Equity Portfolio had capital loss carryovers of $13,981,637 that expire in 2009 and the McKee Small Cap Equity Portfolio had capital loss carryovers of $17,918,361, portions of which expire in each of 2007, 2008 and 2009.


PURCHASE, REDEMPTION AND PRICING OF SHARES

NET ASSET VALUE PER SHARE

--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of a Fund is equal to its NAV of the Fund. Each Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .   Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by a Fund, plus cash and other assets plus income accrued but not yet received.

     Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How a Fund Values its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES

--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to a Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Funds. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Funds' shares.

In-Kind Purchases

     At its discretion, the Company may permit investors to purchase shares of the Funds with securities, instead of cash. If the Company allows an investor to make an in-kind purchase, it will value such securities according to the policies described under "How a Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of a Fund at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .   The securities are eligible investments for the Funds;

     .   The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Funds and are delivered to the Funds by an investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Funds cannot exceed 5% of the net assets of the Funds. This condition does not apply to U.S. government securities.


     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.


REDEMPTION OF SHARES

--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Funds' investments.

By Mail

     Requests to redeem shares must include:

     .   Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .   Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .   Redeem shares represented by a certificate.

     The Company and PBHGSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or PBHGSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or PBHGSSC does not employ the procedures described above. Neither the Company nor PBHGSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Funds to make payment wholly or partly in cash, the Funds may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .   Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .   On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

     The Funds will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .   when the NYSE and custodian bank are closed;

     .   when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .   for such other periods as the SEC may permit.


EXCHANGE PRIVILEGE

--------------------------------------------------------------------------------

     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES

--------------------------------------------------------------------------------
     Shareholders may transfer shares of the Funds to another person by making a written request to the Company. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

PERFORMANCE CALCULATIONS

     The Funds measure their performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds calculates its current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN

--------------------------------------------------------------------------------

     Total return is the change in value of an investment in the Funds over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     A Fund calculates the average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis.

     Each Fund calculates "average annual total return (before taxes)" according to the following formula:


         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Funds' average annual returns for the one-year period ended October 31, 2001 and the period from a Fund's inception date through October 31, 2001.




                                                                        Shorter of 10
                                                                       Years or Since
                                     One Year          Five Years         Inception       Inception Date
     ------------------------------------------------------------------------------------------------------
     International Equity
       Portfolio                     -20.22%             4.47%              4.30%             5/26/94
     ------------------------------------------------------------------------------------------------------
     Small Cap Equity Portfolio      -17.31%              N/A              -9.56%            11/04/97
     ------------------------------------------------------------------------------------------------------

     The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund is contained in the Prospectus.

     "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


YIELD

--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.


     Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income dividends


     d =  the maximum offering price per share on the last day of the period.


COMPARISONS

--------------------------------------------------------------------------------
     A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Funds may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.


     In assessing such comparisons of performance, an investor should keep in mind:


     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

     .   that the indices and averages are generally unmanaged;

     . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     .   that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

FINANCIAL STATEMENTS

     The following documents are included in the Funds' October 31, 2001 Annual
     Report:

     .   Financial statements for the fiscal year ended October 31, 2001.


     .   Financial highlights for the respective periods presented.

     .   The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Funds' Annual Report are incorporated by reference herein. Shareholders may get copies of the Funds' Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.


GLOSSARY

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Funds.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means C.S. McKee, L.P., the investment adviser of the Funds.


     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Directors as a group.

     Company refers to UAM Funds, Inc.


     FDI is Funds Distributor, Inc., the Company's distributor.

     Fund refers to a single series of the Company, while Funds refer to all of the series of the Company. The Funds discussed in this Statement of Additional Information are the McKee International Equity Portfolio and McKee Small Cap Equity Portfolio.


     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.


     NAV is the net asset value per share of a Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

     PBHGSSC is PBHG Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.


     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.



BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.


--------------------------------------------------------------------------------

Corporate & Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Moody's for long-term debt:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Credit Ratings

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:




Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                  .   Leading market positions in well-established industries.

                  .   High rates of return on funds employed.

                  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime        Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Notes to Short-Term and Long-Term Credit Ratings

    Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

    Municipal Note Ratings

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels
- MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

    "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

    "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

    "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

About Credit Ratings

    Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Short-Term Credit Ratings

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


A-1 A short-term obligation rated "A-1" is rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Notes to Short-Term and Long-Term Credit Ratings

         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

           . Positive means that a rating may be raised.
           . Negative means that a rating may be lowered.
           . Stable means that a rating is not likely to change.
           . Developing means a rating may be raised or lowered.
           . N.M. means not meaningful.


Municipal Note Ratings

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

About Credit Ratings

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.


FITCH RATINGS
--------------------------------------------------------------------------------

Long-Term Credit  Ratings

         The following summarizes long-term ratings used by Fitch:


     Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicates that default of some kind appears probable, and "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

              Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.




         Plus (+) or minus (-): may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

     Short-Term Credit Ratings

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D          Default.  Denotes actual or imminent payment default.


    Plus (+) or minus (-) may be appended to a rating other than "F1" to denote relative status within major ratings categories.

    Notes to Short-Term and Long-Term Credit Ratings

       Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


COMPARATIVE BENCHMARKS

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.


     Lehman Brothers Indices:
     -----------------------

     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.


     Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

     Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.


     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $150 million.


     Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.(Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the fund in equities. (Equity category)

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)


     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

     Lipper Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch Corporate/Government Master Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates. Corporates are investment grade only (BBB or higher).


     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ---------------------------

     Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.

     Russell Midcap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.


     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.


     Standard & Poor's U.S. Indices:
     ------------------------------

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 Indices, representing 87% of the total U.S. equity market capitalization.


     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index into two groups according to price-to-book ratio. The Value Index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate fund. The Index covers over 80% of the securitized U.S. real estate market.


     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     --------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     --------------------------------

     S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

     S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains
     160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks of the Bond Market Index (less than $1 billion market capitalization as of the annual reconstitution) including, both developed and emerging markets, but excluding the U.S.


     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - is a focused measurement of the large value sector of the market. The Index is comprised of large companies that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. A high quality profile is required, eliminating companies that are undergoing adverse financial pressures. Companies that do not fall clearly into the defined value category are eliminated.


     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index -- composed of over 1,700 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

     Wilshire REIT Index - measures U.S. publicly traded real estate investment trusts. This Index is a subject of the Real Estate Securities Index. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.

     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds

                                 PO Box 219081
                            Kansas City, MO  64121

                       (Toll free) 1-877-826-5465




                       The Rice, Hall, James Portfolios

               Rice, Hall, James Micro Portfolio (formerly named
                  the Rice, Hall, James Small Cap Portfolio)

                   Rice, Hall, James Small/Mid Cap Portfolio

                          Institutional Class Shares


                      Statement of Additional Information

                               February 28, 2002

  This statement of additional information ("SAI") is not a prospectus. However, you should read it in conjunction with the prospectus of the Funds dated February 28, 2002, as supplemented from time to time. You may obtain the Funds' prospectus and shareholder reports by contacting the UAM Funds at the address listed above.

  The audited financial statements of the Funds and the related report of PricewaterhouseCoopers LLP, independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents
Description of Permitted Investments......................................   1
 Debt Securities..........................................................   1
 Derivatives..............................................................   7
 Equity Securities........................................................  14
 Foreign Securities.......................................................  16
 Investment Companies.....................................................  20
 Repurchase Agreements....................................................  20
 Restricted Securities....................................................  20
 Securities Lending.......................................................  21
 Short Sales..............................................................  21
 When Issued, delayed - delivery and forward Transactions.................  22
Investment Policies of the Funds..........................................  22
 Fundamental Policies.....................................................  22
 Non-Fundamental Policies.................................................  23
Management of the Company.................................................  24
 Board Members............................................................  24
Principal Shareholders....................................................  32
Investment Advisory and Other Services....................................  33
 Investment Adviser.......................................................  33
 Distributor..............................................................  35
 Shareholder Servicing Arrangements.......................................  35
 Administrative Services..................................................  35
 Transfer Agent...........................................................  37
 Custodian................................................................  37
 Independent Accountants..................................................  37
 Code of Ethics...........................................................  37
Brokerage Allocation and Other Practices..................................  37
 Selection of Brokers.....................................................  37
 Simultaneous Transactions................................................  38
 Brokerage Commissions....................................................  39
Capital Stock and Other Securities........................................  39
Federal Taxes.............................................................  41
Purchase, Redemption and Pricing of Shares................................  41
 Net Asset Value Per Share................................................  41
 Purchase of Shares.......................................................  42
 Redemption of Shares.....................................................  42
 Exchange Privilege.......................................................  44
 Transfer Of Shares.......................................................  44
Performance Calculations..................................................  44
 Total Return.............................................................  44
 Yield....................................................................  46
 Comparisons..............................................................  46
Financial Statements......................................................  47
Glossary..................................................................  47
Bond Ratings..............................................................  48
 Moody's Investors Service, Inc...........................................  48
 Standard & Poor's Ratings Services.......................................  51
 Fitch Ratings............................................................  53
COMPARATIVE BENCHMARKS....................................................  56

Description of Permitted Investments

  As described in the Funds' prospectus, the Funds may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Funds may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds."





DEBT SECURITIES

--------------------------------------------------------------------------------
  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."


  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

  .  By the right of the issuer to borrow from the U.S. Treasury;

  . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  By the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.


  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.


  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.


  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to home buyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The Funds will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.


  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Bankers' Acceptance


  A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.


  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.


  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.


  Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.


  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.


  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.


  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.


  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.


  The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.


DERIVATIVES

--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  A Fund may incur commission expenses when it opens or closes a futures position.

  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the Funds obtain the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options

  When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the
  premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or


  . In the case of an index, the portfolio of securities that corresponds to the index.


  At the time of selling a put option, the Funds may cover the put option by:

  .  Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .  Maintaining the entire exercise price in liquid securities.

  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in
  the case of a put option) at a fixed time and price.   Upon exercise of the
  option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

  Combined Positions

  A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


  Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.


  When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

  Correlation of Prices

  A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.


  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Funds may not be able to close out its position. In an illiquid market, a Fund may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able to realize profits or limit its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.


  Management Risk

  If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its investment adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.


  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities

  Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).


  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

  A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.
  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.


  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

  Initial Public Offerings ("IPO")

  A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.


  The policy of the Adviser is to purchase only IPOs that are appropriate for portfolios managed according to the firm's Micro-Cap Equity strategy. The allocation of these IPO shares will be made pro rata to the firm's micro cap equity portfolios, including the Rice, Hall, James Micro Cap Portfolio and separately managed portfolios, in accordance with minimum allocation guidelines in place at the time. Thus, the Rice, Hall, James Small/Mid Cap Portfolio will not receive any IPO shares. However the Rice, Hall, James Small/Mid Cap Portfolio may purchase shares of a recent IPO in the secondary market.

  If the Adviser is allocated insufficient shares of an IPO to allocate to all of its micro-cap portfolios, these micro-cap portfolios, including the Rice, Hall, James Micro Cap Portfolio, will generally receive IPO allocations on a rotating basis. The Rice, Hall, James Micro Cap Portfolio may not, however, receive IPO allocations if it has insufficient cash reserves to pay for shares that would otherwise be allocated to it.

  A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


FOREIGN SECURITIES

--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. shareholders, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

  The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


  Stock Exchange and Market Risk

  The Adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:


  . are generally more volatile than, and not as developed or efficient as, those in the United States;

  .  have substantially less volume;

  . trade securities that tend to be less liquid and experience rapid and erratic price movements;

  . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

  . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

  . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign markets may offer less protection to shareholders than U.S. markets because:


  . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

  . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

  Foreign Currency Risk

  While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

  The Euro

  Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.






  The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.


INVESTMENT COMPANIES

--------------------------------------------------------------------------------
  A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of their total assets in the securities of other investment companies, but may not invest more than 5% of their total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio), provided that the investment is:


  .  For cash management purposes;

  .  Consistent with the Funds' investment policies and restrictions; and

  . The Fund's investment adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

  A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.


REPURCHASE AGREEMENTS

--------------------------------------------------------------------------------

  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.


  When a Fund enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.


RESTRICTED SECURITIES

--------------------------------------------------------------------------------

  The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

SECURITIES LENDING

--------------------------------------------------------------------------------

  A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

SHORT SALES

--------------------------------------------------------------------------------

Description of Short Sales

  Selling a security short is when a shareholder sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

  Investors typically sell securities short to:


  .  Take advantage of an anticipated decline in prices.

  .  Protect a profit in a security it already owns.

  A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.


  The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

  In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

  A Fund will not short sell a security if:

  . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.


  . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.


  . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.


  Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

--------------------------------------------------------------------------------
     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Funds




FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------
     The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

  . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

  . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.


  . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

  . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

  . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

  . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.


NON-FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------
  The following limitations are non-fundamental, which means the Funds may change them without shareholder approval. Each of the Funds may:

  . not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  invest in the securities of foreign issuers.

  . purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  . invest in illiquid and restricted securities to the extent permitted by applicable law.

     Each Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  .  write covered call options and may buy and sell put and call options.

  .  enter into repurchase agreements.

  . lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.


  .  sell securities short and engage in short sales "against the box."

  .  enter into swap transactions.

Management of the Company

  The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Board Member the following fees:


  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting (however, with retainer fees, each Board member must receive a minimum fee of $7,500 for each meeting other than a private meeting or telephonic meeting);


  .  $1,500 for each private meeting of the Board;

  .  $1,500 for each telephonic meeting of the Board; and


  . $1,000 per day for attending seminars, up to a maximum of three events per year.

  In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Independent Board Members and allocated proportionally among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as Directors or officers.


BOARD MEMBERS

--------------------------------------------------------------------------------
     The Company's officers are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.


     The following chart provides certain information about the fees received by the Company's Board Members during the fiscal year ended October 31, 2001.


INDEPENDENT BOARD MEMBERS


--------------------------------------------------------------------------------------------------------------------
                                                                                            Total Compensation
                                                               Pension or Retirement           From the UAM
                                  Aggregate Compensation        Benefits Accrued as          Funds Complex/1/
  Name of Person/Position            From the Company          Part of Fund Expenses       Paid to Board Members
--------------------------------------------------------------------------------------------------------------------
                                         $33,380                        None                      $52,840
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director
--------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn                            $33,380                        None                      $52,840
Director
--------------------------------------------------------------------------------------------------------------------
William A. Humenuk                       $33,380                        None                      $52,840
Director
--------------------------------------------------------------------------------------------------------------------
Philip D. English                        $33,380                        None                      $52,840
Director
--------------------------------------------------------------------------------------------------------------------



INTERESTED BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------
                                                                                            Total Compensation
                                                               Pension or Retirement           From the UAM
                                  Aggregate Compensation        Benefits Accrued as          Funds Complex/1/
  Name of Person/Position            From the Company          Part of Fund Expenses       Paid to Board Members
----------------------------------------------------------------------------------------------------------------------
James F. Orr III                           None                         None                       None
Director,  Chairman and
 President/2/
----------------------------------------------------------------------------------------------------------------------
Scott F. Powers                            None                         None                       None
Director, Chairman and
 President/3/
----------------------------------------------------------------------------------------------------------------------



________________________
/1/ The "UAM Fund Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. and each Independent Board Member receives compensation for such services.


/2/ Mr. Orr resigned as Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.


/3/ Mr. Powers was appointed a Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.


     Board Members and Officers


     Information pertaining to the directors and officers of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Independent Board Members." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Board Members." Scott Powers is considered an "Interested Board Member" because (1) he serves as an officer of the Company and (2) is an employee of Old Mutual (US) Holdings Inc., the parent of several advisers in the UAM Funds Complex. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, LLC, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.



                                                                                                        Number of
                                           Term of                                                    Portfolios in
                                         Office and                                                     UAM Funds          Other
                        Position(s)       Length of                                                      Complex       Directorships
   Name, Address,      Held with the        Time                 Principal Occupation(s)              Overseen by     Held by Board
  Date of Birth/1/        Company         Served/2/                During Past 5 Years              Board Member/3/      Member/4/
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
  BOARD MEMBERS
John T. Bennett, Jr.     Director             1/89    Mr. Bennett is President of Squam Investment        27             None
1/26/29                                               Management Company, Inc. and Great Island
                                                      Investment Company, Inc. (investment
                                                      management). From 1988 to 1993, Mr. Bennett
                                                      was President of Bennett Management Company.

Nancy J. Dunn            Director          6/20/97    Ms. Dunn has been Financial Officer of World        29             None
8/14/51                                               Wildlife Fund (nonprofit) since January 1999.
                                                      From 1991 to 1999, Ms. Dunn was Vice
                                                      President for Finance and Administration and
                                                      Treasurer of Radcliffe College (education).

William A. Humenuk       Director             1/89    Mr. Humenuk has been Senior Vice President          27             None
4/21/42                                               Administration, General Counsel and Secretary
                                                      of Lone Star Industries Inc. (cement and
                                                      ready-mix concrete) since March 2000.  From
                                                      June 1998 to March 2000 he was Executive Vice
                                                      President and Chief Administrative Officer of
                                                      Philip Services Corp. (ferrous scrap
                                                      processing, brokerage and industrial
                                                      outsourcing services).  Mr. Humenuk was a
                                                      Partner in the Philadelphia office of the law
                                                      firm Dechert Price & Rhoads from July 1976 to
                                                      June 1998.  He was also formerly a Director
                                                      of Hofler Corp. (manufacturer of gear
                                                      grinding machines).

                                                                                                        Number of
                                           Term of                                                    Portfolios in
                                         Office and                                                     UAM Funds          Other
                        Position(s)       Length of                                                      Complex       Directorships
   Name, Address,      Held with the        Time                 Principal Occupation(s)              Overseen by     Held by Board
  Date of Birth/1/        Company         Served/2/                During Past 5 Years              Board Member/3/      Member/4/
------------------------------------------------------------------------------------------------------------------------------------
Philip D. English        Director            10/88    Mr. English is President and Chief Executive        27             None
8/5/48                                                Officer of Broventure Company, Inc., a
                                                      company engaged in the investment management
                                                      business.  He is also Chairman of the Board
                                                      of Chektec Corporation (drugs) and Cyber
                                                      Scientific, Inc. (computer mouse company).

INTERESTED
  BOARD MEMBER

Scott F. Powers          Director,        1/01/02     Mr. Powers has been Chief Executive Officer         27             None
8/1/59                   Chairman                     of Old Mutual (US) Holdings Inc. (financial
                         of the                       services) and Old Mutual Asset Managers (US)
                         Board and                    (financial services) since September 2001.
                         President                    From 1998 to September 2001 he was Executive
                                                      Vice President of Sales and Marketing and
                                                      Product Development at Mellon Institutional
                                                      Asset Management (financial services).  Mr.
                                                      Powers was Chief Operating Officer and head
                                                      of marketing and client services at Boston
                                                      Company Asset Management (financial services)
                                                      from 1996 to 1998.

OFFICERS

Linda T. Gibson          Vice President   6/27/00     General Counsel and Senior Vice President of        N/A            N/A
One International        and Secretary                Old Mutual (US) Holdings Inc. (financial
Place                                                 services); President of UAM Investment
Boston, MA 02110                                      Services, Inc. (financial services), UAM Fund
7/31/65                                               Services, Inc. (financial services) and UAM
                                                      Fund Distributors, Inc. (broker-dealer) since
                                                      April 2000; President and Director of UAM
                                                      Trust Company

                                                                                                        Number of
                                           Term of                                                    Portfolios in
                                         Office and                                                     UAM Funds          Other
                        Position(s)       Length of                                                      Complex       Directorships
   Name, Address,      Held with the        Time                 Principal Occupation(s)              Overseen by     Held by Board
  Date of Birth/1/        Company         Served/2/                During Past 5 Years              Board Member/3/      Member/4/
------------------------------------------------------------------------------------------------------------------------------------

                                                      (trust company) since April 2001 to
                                                      October 2001; Director of UAM Funds
                                                      plc (UCITS fund) since April 2001; various
                                                      director and officer positions with
                                                      subsidiaries of Old Mutual (US) Holdings Inc.
                                                      and investment products managed by such
                                                      subsidiaries; Senior Vice President and
                                                      Secretary of Signature Financial Group, Inc.
                                                      (financial services) and affiliated
                                                      broker-dealers from 1991 to 2000; Director
                                                      and Secretary of Signature Financial Group
                                                      Europe, Ltd. (financial services) from 1995
                                                      to 2000; Secretary of the Citigroup Family of
                                                      Mutual Funds (mutual funds) from 1996 to
                                                      2000; Secretary of the 59 Wall Street Family
                                                      of Mutual Funds (mutual funds) from 1996 to
                                                      2000.

Sherry Kajdan            Vice President   3/15/01     Vice President and Assistant Secretary of SEI       N/A            N/A
Vetterlein               and Assistant                Investments Mutual Funds Services  since
One Freedom Valley       Secretary                    January 2001.  Shareholder/Partner, Buchanan
Drive                                                 Ingersoll Professional Corporation (law firm)
Oaks, PA 19456                                        (1992-2000).
6/22/62

Christopher T. Salfi     Treasurer        3/15/01     Director, Fund Accounting, SEI Investments          N/A            N/A
530 East Swedesford                                   Mutual Funds Services since January 1998;
Road                                                  prior to his current position, served most
Wayne, PA 19087                                       recently as Fund Accounting Manager of SEI
11/28/63                                              Investments Mutual Funds Services from 1994
                                                      to 1998; Investment Accounting Manager at
                                                      PFPC Inc. (mutual fund services) from 1993 to
                                                      1994; FPS Services, Inc. (mutual fund
                                                      services) from 1986 to 1993.

Molly S. Mugler          Assistant        3/15/01     Vice President and Assistant General Counsel        N/A            N/A
One International        Secretary                    of Old Mutual (US) Holdings Inc. (financial
Place

                                                                                                        Number of
                                           Term of                                                    Portfolios in
                                         Office and                                                     UAM Funds          Other
                        Position(s)       Length of                                                      Complex       Directorships
   Name, Address,      Held with the        Time                 Principal Occupation(s)              Overseen by     Held by Board
  Date of Birth/1/        Company         Served/2/                During Past 5 Years              Board Member/3/      Member/4/
------------------------------------------------------------------------------------------------------------------------------------
Boston, MA 02110                                      services) since January 2001; various officer
10/16/51                                               positions with subsidiaries of Old Mutual
                                                      (US) Holdings Inc. and investment products
                                                      managed by such subsidiaries since January
                                                      2001; Secretary of Signature Financial Group,
                                                      Inc. (financial services) and subsidiaries
                                                      (including affiliated broker-dealers) and
                                                      investment products serviced by such
                                                      subsidiaries until 2001; President of SFG
                                                      Global Investments, Inc. (commodity pool
                                                      operator) until 2001.

Suzan M. Barron          Assistant        6/29/01     Director and Senior Legal Counsel of Old            N/A            N/A
One International        Secretary                    Mutual (US) Holdings Inc. (financial
Place                                                 services) since July 2001; Vice President and
Boston, MA 02110                                      Counsel of Liberty Financial Companies, Inc.
9/5/64                                                (financial services) from 1998 to 2001;
                                                      Assistant Secretary to Liberty Funds Group
                                                      (mutual funds) from 1998 to 2001; Counsel of
                                                      Manufacturers Life Insurance Company from
                                                      1997 to 1998; Vice President and Counsel of
                                                      Citizens Advisors, Inc. (mutual funds) from
                                                      1996 to 1997.

________________________________________________________________________________
/1/ Each Board Member may be contacted by writing to the Board Member c/o UAM Funds, Inc., One International Place, Boston Massachusetts 02110, Attn:
Linda T. Gibson, Secretary.

/2/ Each Board Member holds office for an indefinite term until the earliest of:
(a) the election of his successor or (b) the date a Board Member dies, resigns or is removed by the Board in accordance with the Company's by-laws. Each officer holds office for a one-year term until: (a) his/her reappointment by the Board; (b) his/her successor is chosen and qualifies; or (c) he/she dies, resigns or is removed by the Board in accordance with the Company's by-laws.

/3/ The "UAM Funds Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. As of February 1, 2002, each Board Member oversaw 27 portfolios in the UAM Funds Complex. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. In addition to the Company, each officer also serves as an officer of UAM Funds Trust and UAM Funds, Inc. II.

/4/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

     Ownership of Fund Shares


     The following table shows the dollar range of shares beneficially owned by each Board Member in the Funds and other portfolios of the Company, UAM Funds Trust and UAM Funds, Inc. II.



INDEPENDENT BOARD MEMBERS



----------------------------------------------------------------------------------------------------------
                                                                         Aggregate Dollar Range of
                                                                         Equity Securities in All
                                  Dollar Range of                Portfolios in the UAM Funds Complex/2/
Name of Board Member     Equity Securities in the Funds/1/               Overseen by Board Member
----------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.                    None                                       None
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Nancy J. Dunn                           None                                       None
----------------------------------------------------------------------------------------------------------
William A. Humenuk                      None                                       None
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Philip D. English                       None                                 $10,001 - $50,000
----------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER


-------------------------------------------------------------------------------------------------------------
                                                                            Aggregate Dollar Range of
                                                                            Equity Securities in All
                                       Dollar Range of                  Portfolios in UAM Funds Complex/2/
Name of Board Member           Equity Securities in the Funds/1/            Overseen by Board Member
-------------------------------------------------------------------------------------------------------------
Scott F. Powers                None                                                    None
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------


_________________

     /1/ Includes the value of shares beneficially owned by each Board Member in each Fund as of December 31, 2001.


     /2/ Includes the Company, UAM Funds Trust and UAM Funds, Inc. II. As of December 31, 2001, there were 31 portfolios in the UAM Funds Complex overseen by each Board Member.


     Standing Board Committees


     The Board has established two committees, i.e., Audit and Fund Governance Committees.


     The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee consists of all Independent Board Members. The Audit Committee met twice during the fiscal year ended October 31, 2001.


     The Fund Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Board Members. The Committee also periodically reviews Board governance procedures, Board composition and Board compensation and is responsible for monitoring legal counsel employed by the Company. The Fund Governance Committee consists of all Independent Board Members. There was one meeting of the Fund Governance Committee during the fiscal year ended October 31, 2001. Shareholders who desire to recommend nominees to serve as Board Members should submit the names of such nominees to the Governance Committee in care of the Company's Secretary.

Principal Shareholders

     As of February 1, 2002, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:


     Name and Address of Shareholder        Percentage of Shares Owned           Fund                 Class
-------------------------------------------------------------------------------------------------------------------
     Charles Schwab & Co Inc                          35.56%                Rice Hall James       Institutional
     Reinvest Account                                                     Micro Cap Portfolio     Class Shares
     Attn:  Mutual Funds
     101 Montgomery Street
     San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------
     Fidelity Invest Inst Operations Co               21.23%                Rice Hall James       Institutional
     Inc for Certain Employee                                             Micro Cap Portfolio     Class Shares
     Benefits Plan
     100 Magellan Way KWIC
     Covington, KY 41015-1999
-------------------------------------------------------------------------------------------------------------------
     Charles Schwab & Co. Inc.                        20.73%                Rice Hall James       Institutional
     FBO Reinvest Account                                                    Small/Mid Cap        Class Shares
     Attn:  Mutual Funds                                                       Portfolio
     101 Montgomery Street
     San Francisco,  CA 94104-4122
-------------------------------------------------------------------------------------------------------------------
     First Union National Bank Cust                   30.75%                Rice Hall James       Institutional
     FBO Portfolio Strategies                                                Small/Mid Cap        Class Shares
     1525 W White Harris Blvd #CMG3A4
     Charlotte, NC 28262-2266


Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2002, the directors and officers of the Company owned less than 1% of the outstanding shares of the Funds.*


Investment Advisory and Other Services

INVESTMENT ADVISER

--------------------------------------------------------------------------------
  Rice, Hall, James & Associates, a California corporation located at 600 West Broadway, Suite 1000, San Diego, CA 92101, is the investment adviser to each Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, a subsidiary of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to individual and institutional shareholders since 1974.


  Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc. purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 32 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc., a financial services company based in the United Kingdom.


Fund Management

  Teams of investment professionals are primarily responsible for the day-to-day management of the Funds. Listed below are the investment professionals that comprise those teams and a brief description of their business experience.


Name and Title                                Experience
--------------------------------------------------------------------------------
Thomas W. McDowell, Jr.      Mr. McDowell has over twenty-one years' investment
President and Chief          experience.  Mr. McDowell joined the adviser in
Executive Officer            1984.  Prior to that time, he was Investment
                             Officer, Security Analyst and Portfolio Manager at
                             California First Bank. He earned his B.A. degree
                             from the University of California, Los Angeles and
                             his M.B.A. from San Diego State University.
--------------------------------------------------------------------------------
David P. Tessmer             Mr. Tessmer has over thirty-two years' investment
Partner                      experience.  Prior to joining the adviser in 1986,
                             Mr. Tessmer was Vice President and Senior Portfolio
                             Manager at The Pacific Century Group, San Diego. He
                             earned his B.S. degree in Investment Management at
                             Northwestern University and his M.B.A. in Finance
                             at Columbia Graduate School of Business.
--------------------------------------------------------------------------------
Timothy A. Todaro            Mr. Todaro has over twenty-one years' investment
Partner                      experience. Mr. Todaro joined the adviser in 1983.
                             Prior to that time, he was Senior Investment
                             Analyst at Comerica Bank, Detroit, Michigan. Mr.
                             Todaro earned his B.A. in Economics at the
                             University of California, San Diego and his M.B.A.
                             degree in Finance/International Business at the
                             University of Wisconsin, Madison. He is a Chartered
                             Financial Analyst.
--------------------------------------------------------------------------------
Gary S. Rice                 Mr. Rice has over eighteen years' investment
Partner                      experience. Mr. Rice was an Account Administrator
                             with the Trust Division at Federated Investors,
                             Inc., Pittsburgh, Pennsylvania prior to joining the
                             adviser in 1983. He earned his B.A. degree in
                             Economics/Business Administration at Vanderbilt
                             University.
--------------------------------------------------------------------------------
Douglas Sheres               Mr. Sheres has over seven years' investment
Partner                      experience. Prior to joining the adviser in March
                             of 1998, he was an Institutional Sales professional
                             with Merrill Lynch in San Diego from May 1996 until
                             February 1998. Previously he was a Research Analyst
                             with Pacific Asset Management from January 1994
                             until May 1996. He began his career in January 1993
                             as a Demographics Consultant with I Cubed
                             Information Strategies after graduating from the
                             University of California San Diego with a B.A. in
                             Psychology.
--------------------------------------------------------------------------------
Cara M. Agan                 Ms. Agan has over four years investment
Security Analyst             experience. Prior to joining the adviser in 2001,
                             Ms. Agan was an analyst in the Equity Research
                             Department at George K. Baum & Company. Ms. Agan earned her B. S. from Truman State University and a
                             M. A. in Finance from the University of
                             Exeter.


___________________
* This amount does not include securities held of record by Molly S. Mugler as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.

Investment Advisory Agreements


  This section summarizes some of the important provisions of the Investment Advisory Agreements. The Company has filed the Investment Advisory Agreements with the SEC as part of its registration statement on Form N-1A.


  Service Performed by Adviser

  The Adviser:


  .  Manages the investment and reinvestment of the Funds' assets;


  . Continuously reviews, supervises and administers the investment program of the Funds; and

  . Determines what portion of the Funds' assets will be invested in securities and what portion will consist of cash.


  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties under an Investment Advisory Agreement, (2) reckless disregard by the Adviser of its obligations and duties under an Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to a Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under an Investment Advisory Agreement.


  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . (1) majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and


  . (2) majority of the Board Members or by a majority of the shareholders of a Fund.


  Terminating an Investment Advisory Agreement

  The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of a Fund's shareholders vote to do so or a majority of Board Members vote to do so; and


  .  It gives the Adviser 60 days' written notice.


  The Adviser may terminate an Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.


  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

  For its services, the Micro Cap Portfolio and the Small/Mid Cap Portfolio pay the Adviser a fee calculated at an annual rate of 0.75% and 0.80% of their average daily net assets, respectively. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Funds paid the following in management fees to the Adviser:


                                             Investment Advisory Fees       Investment Advisory Fees     Total Investment Advisory
                                                       Paid                          Waived                       Fees
-----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio (formerly
named the Small Cap Portfolio)
           2001                                      $579,611                         $0                        $579,611
-----------------------------------------------------------------------------------------------------------------------------------
           2000                                      $440,450                         $0                        $440,450
-----------------------------------------------------------------------------------------------------------------------------------
           1999                                      $344,628                         $0                        $344,628
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Portfolio
   2001                                               $218,277                       $46,466                     $264,743
-----------------------------------------------------------------------------------------------------------------------------------
   2000                                               $ 79,760                       $81,800                     $161,560
-----------------------------------------------------------------------------------------------------------------------------------
   1999                                               $105,299                       $71,187                     $176,486
-----------------------------------------------------------------------------------------------------------------------------------


Annual Board Approval of Investment Advisory Agreement


  At a meeting held on June 29, 2001, the Board of the Company, including the Independent Board Members, approved the continuation of the investment advisory agreement with the Adviser with respect to the Fund for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to the Fund and the Adviser's experience and qualifications. Among other items, the directors also reviewed and considered: (1) a summary report by the Adviser reviewing economic and market conditions and portfolio performance; (2) soft dollar and brokerage commission reports; (3) a report on advisory fees which included information on gross and net total advisory fees; (4) reports comparing the advisory fees, total expense ratios, administrative expenses, total net assets, and cumulative and annualized total returns of the Fund to comparable data from Lipper Analytical Services; and (5) the Adviser's current Form ADV.


  The Board requested and was provided information it considered necessary to evaluate the Adviser and the investment advisory agreement. Based on the information presented, the Board concluded that the Adviser was qualified to manage the Fund and provided the services required by the Fund under the investment advisory agreement. The Board also considered the expenses incurred by the Adviser in the performance of such services and whether the compensation paid to the Adviser was fair and equitable. In its reasonable business judgement, the Board unanimously concluded that it was in the best interests of the Fund to continue its investment advisory agreement with the Adviser.


DISTRIBUTOR
--------------------------------------------------------------------------------

  Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of a Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts, 02109.


SHAREHOLDER SERVICING ARRANGEMENTS

--------------------------------------------------------------------------------
  Old Mutual (US) Holdings Inc. and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate its affiliated companies for referring shareholders to the Funds.


ADMINISTRATIVE SERVICES

--------------------------------------------------------------------------------

Administrator

  The Company and SEI Investments Mutual Funds Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

  The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it or its duties and obligations thereunder.


  Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the funds paid the following in administration and sub-administrations fees.


  Micro Cap Portfolio


     Fiscal Year Ended              Total Administrative Fee*
  ------------------------------------------------------------
     2001                                    $126,039
  ------------------------------------------------------------
     2000                                    $135,671
  ------------------------------------------------------------
     1999                                    $134,377
  ------------------------------------------------------------


  * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $58,778, $135,671 and $134,377, respectively.



  Small/Mid Cap Portfolio


     Fiscal Year Ended              Total Administrative Fee*
  ------------------------------------------------------------
     2001                                    $ 90,436
  ------------------------------------------------------------
     2000                                    $105,245
  ------------------------------------------------------------
     1999                                    $106,997
  ------------------------------------------------------------


  * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $41,613, $105,245 and $106,997, respectively.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator, SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds, including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, Johnson Family Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Inc., Schroder Fund Advisors, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products

Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and Turner Funds.


PBHG Shareholder Services Center, Inc. ("PBHGSSC") provides services as a shareholder servicing agent for each Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays PBHGSSC monthly fees calculated at the annual rate set forth below:


  .  $7,500 for the first operational class of a Fund; plus


  .  $2,500 for each additional operational class of a Fund.





TRANSFER AGENT


--------------------------------------------------------------------------------
     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11/th/ Street, Fifth Floor, Kansas City, MO 64105, serves as transfer agent to the Company.


CUSTODIAN

--------------------------------------------------------------------------------
     J.P. Morgan Chase & Co., 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.


INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as independent accountants for the Company.


CODE OF ETHICS

--------------------------------------------------------------------------------
     The Company, FDI and the Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts including securities that may be purchased or held by the Fund. These codes of ethics are on public file with, and available from, the SEC.


Brokerage Allocation and Other Practices

SELECTION OF BROKERS

--------------------------------------------------------------------------------
     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Investment Advisory Agreement also directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. The Adviser may select brokers based on research, statistical and pricing services they provide to the Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the Adviser is required to perform under the Investment Advisory Agreement. In so doing, the Funds may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund's investment Adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.






     During the Micro Cap Portfolio's most recent fiscal year, the total amount of securities transactions for the Fund was $207,268,545, the total amount of transactions effected through brokers providing research services was $83,343,271 and the brokerage commissions paid to brokers providing research services was $232,995.


     During the Small/Mid Cap Portfolio's most recent fiscal year, the total amount of securities transactions for the Fund was $56,760,503, the total amount of transactions effected through brokers providing research services was $36,892,131 and the brokerage commissions paid to brokers providing research services was $79,659.


     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.


     A Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, a Fund's investment adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO. SIDCO has established clearing relationships with a variety of domestic and international brokers. When Fund brokerage is directed to SIDCO, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Where a Fund is operating under a voluntary expense limitation, the payment of Fund expenses with directed brokerage credits may not reduce Fund expenses below the level of such limitations but the Adviser may benefit through a reduction in the amount of fees being waived or reimbursed to the Fund by the Adviser. For its most recent fiscal year, each Fund did not direct any brokerage through SIDCO's designated brokers.


     As of October 31, 2001, the Funds did not hold any securities of its regular brokers and dealers as these terms are defined in the 1940 Act.


SIMULTANEOUS TRANSACTIONS

--------------------------------------------------------------------------------
     The Adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the Adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The Adviser strives to allocate such transactions among its clients, including the Funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser are subject to review by the Company's Board.

BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

  For the last three fiscal years, the Funds paid the following in brokerage commissions:


                                               Brokerage Commissions
-----------------------------------------------------------------------------
Micro Cap Portfolio (formerly named Small
Cap Portfolio)
  2001                                                      $245,651
-----------------------------------------------------------------------------
  2000                                                      $134,575
-----------------------------------------------------------------------------
  1999                                                      $582,604
-----------------------------------------------------------------------------
Small/Mid Cap Portfolio
  2001                                                      $ 93,033
-----------------------------------------------------------------------------
  2000                                                      $ 90,692
-----------------------------------------------------------------------------
  1999                                                      $103,300
-----------------------------------------------------------------------------


  Brokerage commissions have varied due to asset levels and redemption volumes.

Capital Stock and Other Securities

The Company

  The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. Each Fund discussed in this SAI is diversified which means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities).


Description Of Shares And Voting Rights

  The Company's Articles of Incorporation, as amended, permit its Board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

  Description of Shares

  When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board Members can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.

  If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. A majority of the Board may authorize the liquidation of any Fund or class thereof.


  The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

  Class Differences

  The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, may also offer Advisor Shares. The three classes represent interests in the same assets of a Fund and, except as discussed below, are identical in all respects.


  . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

  . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

  . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

  .  Each class of shares has different exchange privileges.

  Distribution and shareholder servicing fees reduce a class's:


  .  Net income;

  .  Dividends; and

  .  NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends and distributions in additional shares of the Funds at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Funds at least three days before the record date for income dividend or capital gain distribution.


  Each Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

Federal Taxes


  A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, a Fund could be disqualified as a regulated investment company.

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year. As of October 31, 2001, the Funds had no capital loss carryovers.


Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE

--------------------------------------------------------------------------------

Calculating NAV

  The purchase and redemption price of the shares of a Fund is equal to its NAV. Each Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

  Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How a Fund Values its Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES

--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to a Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.


  Shareholders can buy full and fractional (calculated to three decimal places) shares of the Funds. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Funds' shares.


In-Kind Purchases

  At its discretion, the Company may permit investors to purchase shares of the Funds with securities, instead of cash. If the Company allows an investor to make an in-kind purchase, it will value such securities according to the policies described under "How a Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Funds at the NAV of the Fund determined as of the same time.


  The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the Funds;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Funds and are delivered to the Funds by the investor upon receipt from the issuer; and


  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Funds cannot exceed 5% of the net assets of the Funds. This condition does not apply to U.S. government securities.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.


REDEMPTION OF SHARES

--------------------------------------------------------------------------------

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Funds' investments.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Company and PBHGSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or PBHGSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or PBHGSSC does not employ the procedures described above. Neither the Company nor PBHGSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

  If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under 'Net Asset Value Per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees

  The Company requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, a Fund and its sub-transfer agent from fraud.

  The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

  Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

  The Company may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE

--------------------------------------------------------------------------------

  The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.


  Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES

--------------------------------------------------------------------------------
  Shareholders may transfer shares of the Funds to another person by making a written request to the Funds. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

  The Funds measure their performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds calculate their current yield and average annual total return information according to the methods required by the SEC.


TOTAL RETURN

--------------------------------------------------------------------------------
  Total return is the change in value of an investment in the Funds over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  A Fund calculates the average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis.

  Each Fund calculates "average annual total return (before taxes)" according to the following formula:


     P (1 + T)/n/ = ERV

     Where:

     P  =  a hypothetical initial payment of $1,000

     T  =  average annual total return

     n  =  number of years

           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Set forth in the table below are the Funds' average annual returns for the one-year period and the five-year period ended October 31, 2001 and the shorter of the ten-year period ended October 31, 2001 or the period from a Fund's inception date through October 31, 2001.




                                                                                  Shorter of 10
                                                                                     Years or
                                                         One Year   Five Years   Since Inception    Inception Date
---------------------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio (formerly named the Small Cap
Portfolio)                                                 5.19%       11.54%         17.57%            7/1/94
---------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Portfolio                                    1.06%         N/A          13.29%           11/1/96



  The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund is contained in the Prospectus.

  "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

  "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the
  reinvestment dates during the period.   In calculating the federal income
  taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


YIELD

--------------------------------------------------------------------------------
  Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.


  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a = dividends and interest earned during the period

     b = expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends


     d = the maximum offering price per share on the last day of the period.

COMPARISONS

--------------------------------------------------------------------------------
  A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Funds may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

  .  that the indices and averages are generally unmanaged;

  . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

  The following documents are included in the Funds'  October 31, 2001 Annual
  Report:

  .  Financial statements for the fiscal year ended October 31, 2001.


  .  Financial highlights for the respective periods presented.

  .  The report of PricewaterhouseCoopers LLP.

  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Funds' Annual Report are incorporated by reference herein. Shareholders may get copies of the Funds' Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.


Glossary

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Funds.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means, Rice, Hall, James & Associates, Inc., the investment adviser of the Funds.

  Board Member refers to a single member of the Company's Board.

  Board refers to the Company's Board of Directors as a group.

  Company refers to UAM Funds, Inc.

  FDI is Funds Distributor, Inc., the Company's distributor.

  Fund refers to a single series of the Company, while Funds refer to all of the series of the Company. The Funds discussed in this Statement of Additional Information are the Rice, Hall James Micro Cap Portfolio and Rice, Hall James Small/Mid Cap Portfolio.


  Independent Board Member refers to Board Members that are not Interested Board Members.

  Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.


  NAV is the net asset value per share of a Fund.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

  Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

  PBHGSSC is PBHG Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.


  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  SEI is SEI Investments Mutual Funds Services, the Company's administrator.


  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.









Bond Ratings

MOODY'S INVESTORS SERVICE, INC.

--------------------------------------------------------------------------------

  Long-Term Credit Ratings

     The following summarizes the ratings used by Moody's for long-term debt:

   Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.

   A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


   Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

  Short-Term Credit Ratings

  Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:






Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


              .  Leading market positions in well-established industries.

           .  High rates of return on funds employed.

           . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

           . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


Not Prime     Issuers rated Not Prime do not fall within any of the Prime rating categories.

  Notes to Short-Term and Long-Term Credit Ratings

     Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

  Municipal Note Ratings

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels
  - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features.
  The following summarizes the ratings by Moody's for these short-term obligations:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

  About Credit Ratings

     Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.


STANDARD & POOR'S RATINGS SERVICES

--------------------------------------------------------------------------------

Long-Term Credit Ratings






  The following summarizes the ratings used by Standard & Poor's for long-term issues:

 AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

 AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

 A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

 BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

 BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

 B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

 CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

 CC       An obligation rated "CC" is currently highly vulnerable to nonpayment.

 C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

 D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Short-Term Credit Ratings

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

 A-1 A short-term obligation rated "A-1" is rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

 A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

 A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

 B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

 C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

 D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

*Notes to Short-Term and Long-Term Credit Ratings


     CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

        . Positive means that a rating may be raised.
        . Negative means that a rating may be lowered.
        . Stable means that a rating is not likely to change.
        . Developing means a rating may be raised or lowered.
        . N.M. means not meaningful.

Municipal Note Ratings

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

About Credit Ratings

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

FITCH RATINGS
-------------

Long-Term Credit  Ratings

     The following summarizes long-term ratings used by Fitch:

  Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

  Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicates that default of some kind appears probable, and "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or
              all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

  Plus (+) or minus (-): may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

  Short-Term Credit Ratings


     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D          Default.  Denotes actual or imminent payment default.

  Plus (+) or minus (-) may be appended to a rating other than "F1" to denote relative status within major ratings categories.

  Notes to Short-Term and Long-Term Credit Ratings

     Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

     Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

COMPARATIVE BENCHMARKS

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

  Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $150 million.

  Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the fund in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch Corporate/Government Master Index -- is an unmanaged index
  composed of U.S. treasuries, agencies and corporates.   Corporates are
  investment grade only (BBB or higher).

  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.

  Russell Midcap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 Indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index into two groups according to price-to-book ratio. The Value Index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate fund. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks of the Bond Market Index (less than $1 billion market capitalization as of the annual reconstitution) including, both developed and emerging markets, but excluding the U.S.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - is a focused measurement of the large value sector of the market. The Index is comprised of large companies that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. A high quality profile is required, eliminating companies that are undergoing adverse financial pressures. Companies that do not fall clearly into the defined value category are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,700 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Index is rebalanced monthly, and returns are calculated on a buy and hold basis. Wilshire REIT Index - measures U.S. publicly traded real estate investment trusts. This Index is a subject of the Real Estate Securities

  Index. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.

  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                  UAM Funds,
                                 PO Box 219081
                             Kansas City, MO  64121
                          (Toll free) 1-877-826-5465

                             The Sirach Portfolios

                            Sirach Growth Portfolio
                            Sirach Equity Portfolio
                        Sirach Special Equity Portfolio
                      Sirach Strategic Balanced Portfolio
                             Sirach Bond Portfolio

                           Institutional Class Shares



                      Statement of Additional Information

                               February 28, 2002

                               -----------------

  This statement of additional information ("SAI") is not a prospectus. However, you should read it in conjunction with the prospectus of the Funds dated February 28, 2002, as supplemented from time to time. You may obtain the Funds' prospectus and shareholder reports by contacting the UAM Funds at the address listed above.


  The audited financial statements of the Funds and the related report of PricewaterhouseCoopers LLP, independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents


Description of Permitted Investments......................................  1
 Debt Securities.........................................................   1
 Derivatives.............................................................   6
 Equity Securities.......................................................  13
 Foreign Securities......................................................  15
 Investment Companies....................................................  18
 Repurchase Agreements...................................................  18
 Restricted Securities...................................................  19
 Securities Lending......................................................  19
 Short Sales.............................................................  19
 When Issued, Delayed - Delivery and Forward Transactions................  20
Investment Policies of the Funds.........................................  21
 Fundamental Policies....................................................  21
 Non-Fundamental Policies................................................  21
Management of the Company................................................  22
 Board Members...........................................................  22
Principal Shareholders...................................................  30
Investment Advisory and Other Services...................................  32
 Investment Adviser......................................................  32
 Distributor.............................................................  35
 Shareholder Servicing Arrangements......................................  35
 Administrative Services.................................................  35
 Transfer Agent..........................................................  37
 Custodian...............................................................  38
 Independent Accountants.................................................  38
 Code of Ethics..........................................................  38
Brokerage Allocation and Other Practices.................................  38
 Selection of Brokers....................................................  38
 Simultaneous Transactions...............................................  39
 Brokerage Commissions...................................................  39
Capital Stock and Other Securities.......................................  40
Federal Taxes............................................................  41
Purchase, Redemption and Pricing of Shares...............................  42
 Net Asset Value Per Share...............................................  42
 Purchase of Shares......................................................  43
 Redemption of Shares....................................................  43
 Exchange Privilege......................................................  45
 Transfer Of Shares......................................................  45
Performance Calculations.................................................  45
 Total Return............................................................  45
 Yield...................................................................  46
 Comparisons.............................................................  47
Financial Statements.....................................................  47
Glossary.................................................................  47
Bond Ratings.............................................................  48
 Moody's Investors Service, Inc..........................................  48
 Standard & Poor's Ratings Services......................................  51
 Fitch Ratings...........................................................  53
Comparative Benchmarks...................................................  55

Description of Permitted Investments

  As described in the Funds' prospectus, the Funds may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Funds may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds."




DEBT SECURITIES
--------------------------------------------------------------------------------

  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

  .  By the right of the issuer to borrow from the U.S. Treasury;

  . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  By the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.


  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, saving's institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The Funds will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.


  Bankers' Acceptance

  A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.


  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.


  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.


  Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.


  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Funds may invest in securities of any rating.


DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     A Fund may incur commission expenses when it opens or closes a futures position.

     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     Purchasing Put and Call Options

     When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the Funds obtain the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

..    Allowing it to expire and losing its entire premium;

..    Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

..    Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

..    The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

..    A call option on the same security or index with the same or lesser exercise price;

..    A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

..    Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract;
     or


..    In the case of an index, the portfolio of securities that corresponds to the index.


At the time of selling a put option, the Funds may cover the put option by:

..    Entering into a short position in the underlying security;

..    Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

..    Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

..    Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

Combined Positions

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

..    Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

..    Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

..    Do not require an initial margin deposit.

..    May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

A "settlement hedge" or "transaction hedge" is designed to protect A Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swaps, Caps, Collars and Floors

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

     Correlation of Prices


     A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.


     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

     Lack of Liquidity

     Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although

Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Funds may not be able to close out its position. In an illiquid market, a Fund may:

..    have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

..    have to purchase or sell the instrument underlying the contract;

..    not be able to hedge its investments; and

..    not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

..    an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

..    unusual or unforeseen circumstances may interrupt normal operations of an exchange;

..    the facilities of the exchange may not be adequate to handle current trading volumes;

..    equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

..    investors may lose interest in a particular derivative or category of derivatives.


Management Risk

If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its investment adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.


Margin

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy. :

Volatility and Leverage

The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

..    actual and anticipated changes in interest rates;

..    fiscal and monetary policies; and

..    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

--------------------------------------------------------------------------------

Types of Equity Securities

     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.
  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.


  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

  Initial Public Offerings ("IPO")

  A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

  A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


  Stock Exchange and Market Risk

  The Adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:


  . are generally more volatile than, and not as developed or efficient as, those in the United States;

  .   have substantially less volume;

  . trade securities that tend to be less liquid and experience rapid and erratic price movements;

  . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

  . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

  . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign markets may offer less protection to shareholders than U.S. markets because:

  . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.


      adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .    Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries; and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

     The Euro

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union

 ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.


  The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Funds invest. A Fund may invest up to 10% of their total assets in the securities of other investment companies, but may not invest more than 5% of their total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly named the UAM DSI Money Market Portfolio), provided that the investment is:

     .    For cash management purposes;

     .    Consistent with the Funds' investment policies and restrictions; and

     . The Fund's investment adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

     A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.


REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.


     When a Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.


RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.



SECURITIES LENDING
--------------------------------------------------------------------------------

     A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

     .    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .    Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The shareholder then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:


     .   Take advantage of an anticipated decline in prices.

     .   Protect a profit in a security it already owns.

     A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

  To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

  The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

  In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

  A Fund will not short sell a security if:

  . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

  . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

  . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

  Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

--------------------------------------------------------------------------------
  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.


  A Fund uses, when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.


  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Funds




FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------
  The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

  . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

  . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

  . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

  . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

  . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

 . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

  . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------
  The following limitations are non-fundamental, which means a Fund may change them without shareholder approval. Each of the Funds may:

  . not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  invest in the securities of foreign issuers.

  . purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

  . The 1940 Act currently permits the fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  . invest in illiquid and restricted securities to the extent permitted by applicable law.

  . Each of the Funds intend to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including
     (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  .  write covered call options and may buy and sell put and call options.

  .  enter into repurchase agreements.

  . lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

  .  sell securities short and engage in short sales "against the box."

  .  enter into swap transactions.

Management of the Company

  The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Board Member the following fees:


  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting (however, with retainer fees, each Board member must receive a minimum fee of $7,500 for each meeting other than a private meeting or telephonic meeting);


  .  $1,500 for each private meeting of the Board;

  .  $1,500 for each telephonic meeting of the Board; and


  . $1,000 per day for attending seminars, up to a maximum of three events per year.


  In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Independent Board Members, and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as directors or officers.


BOARD MEMBERS
--------------------------------------------------------------------------------

  The Company's officers are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.

  The following chart provides certain information about the fees received by the Company's Board Members during the fiscal year ended October 31, 2001.

INDEPENDENT BOARD MEMBERS
-------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                        Pension or
                                                                        ----------
                                                                        Retirement             Total Compensation
                                                                        ----------             ------------------
                                                                     Benefits Accrued             from the UAM
                                                                     ----------------             ------------
                                   Aggregate Compensation            as Part of Fund            Funds Complex/1/
                                   ----------------------            ---------------            ----------------
Name of Person/Position               From the Company                   Expenses             Paid to Board Members
-----------------------               ----------------                   --------             ---------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director                                  $33,380                          None                      $52,840
-----------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn
Director                                  $33,380                          None                      $52,840
-----------------------------------------------------------------------------------------------------------------------
William A. Humenuk
Director                                  $33,380                          None                      $52,840
-----------------------------------------------------------------------------------------------------------------------
Philip D. English
Director                                  $33,380                          None                      $52,840
-----------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS


-----------------------------------------------------------------------------------------------------------------------
                                                                        Pension or
                                                                        ----------
                                                                        Retirement             Total Compensation
                                                                        ----------             ------------------
                                                                     Benefits Accrued             from the UAM
                                                                     ----------------             ------------
                                   Aggregate Compensation            as Part of Fund            Funds Complex/1/
                                   ----------------------            ---------------            ----------------
Name of Person/Position               From the Company                   Expenses             Paid to Board Members
-----------------------               ----------------                   --------             ---------------------
-----------------------------------------------------------------------------------------------------------------------
James F. Orr III
Director,  Chairman and
President/2/                              None                             None                      None
-----------------------------------------------------------------------------------------------------------------------
Scott F. Powers
Director, Chairman and
President/3/                              None                             None                      None
-----------------------------------------------------------------------------------------------------------------------


_____________________

/1/ The "UAM Fund Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. and each Independent Board Member receives compensation for such services.

/2/ Mr. Orr resigned as Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.

/3/ Mr. Powers was appointed a Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.

Board Members and Officers

Information pertaining to the directors and officers of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Independent Board Members." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Board Members." Scott Powers is considered an "Interested Board Member" because (1) he serves as an officer of the Company and (2) is an employee of Old Mutual (US) Holdings Inc., the parent of several advisers in the UAM Funds Complex. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, LLC, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                           Term                                                Number of
                                           of                                                  Portfolios in
                                           Office                                              UAM Funds         Other
                       Position(s)         and                                                 Complex           Directorships
                       Held                Length                    Principal                 Overseen          Held by
Name, Address,         with the            of Time                 Occupation(s)               by Board          Board
Date of Birth/1/       Company             Served/2/            During Past 5 Years            Member/3/         Member/4/
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS

John T. Bennett, Jr.   Director              1/89       Mr. Bennett is President of Squam          27            None
     1/26/29                                            Investment Management Company, Inc.
                                                        and Great Island Investment Company,
                                                        Inc. (investment management). From
                                                        1988 to 1993, Mr. Bennett was
                                                        President of Bennett Management
                                                        Company.

Nancy J. Dunn          Director           6/20/97       Ms. Dunn has been Financial Officer        29            None
     8/14/51                                            of World Wildlife Fund (nonprofit)
                                                        since January 1999. From 1991 to
                                                        1999, Ms. Dunn was Vice President
                                                        for Finance and Administration and
                                                        Treasurer of Radcliffe College
                                                        (education).

William A. Humenuk     Director              1/89       Mr. Humenuk has been Senior Vice           27            None
     4/21/42                                            President Administration, General
                                                        Counsel and Secretary of Lone Star
                                                        Industries Inc. (cement and ready-
                                                        mix concrete) since March 2000.
                                                        From June 1998 to March 2000 he was
                                                        Executive Vice President and Chief
                                                        Administrative Officer of Philip
                                                        Services Corp. (ferrous scrap
                                                        processing, brokerage and industrial
                                                        outsourcing services). Mr. Humenuk
                                                        was a Partner in the Philadelphia
                                                        office of the law firm Dechert Price
                                                        & Rhoads from July 1976 to June 1998.
                                                        He was also formerly a Director of
                                                        Hofler Corp. (manufacturer of gear
                                                        grinding machines).

                                           Term                                                   Number of
                                           of                                                     Portfolios in
                                           Office                                                 UAM Funds         Other
                       Position(s)         and                                                    Complex           Directorships
                       Held                Length                     Principal                   Overseen          Held by
Name, Address,         with the            of Time                  Occupation(s)                 by Board          Board
Date of Birth/1/       Company             Served/2/             During Past 5 Years              Member/3/         Member/4/
------------------------------------------------------------------------------------------------------------------------------------
Philip D. English      Director              10/88       Mr. English is President and Chief       27                None
     8/5/48                                              Executive Officer of Broventure
                                                         Company, Inc., a company engaged in
                                                         the investment management business.
                                                         He is also Chairman of the Board of
                                                         Chektec Corporation (drugs) and Cyber
                                                         Scientific, Inc. (computer mouse
                                                         company).

INTERESTED
BOARD MEMBER

Scott F. Powers        Director,           1/01/02       Mr. Powers has been Chief Executive      27                None
     8/1/59            Chairman                          Officer of Old Mutual (US) Holdings
                       of the                            Inc. (financial services) and Old
                       Board and                         Mutual Asset Managers (US) (financial
                       President                         services) since September 2001. From
                                                         1998 to September 2001 he was
                                                         Executive Vice President of Sales and
                                                         Marketing and Product Development at
                                                         Mellon Institutional Asset Management
                                                         (financial services).  Mr. Powers was
                                                         Chief Operating Officer and head of
                                                         marketing and client services at
                                                         Boston Company Asset Management
                                                         (financial services) from 1996 to
                                                         1998.

OFFICERS

Linda T. Gibson        Vice                6/27/00       General Counsel and Senior Vice          N/A               N/A
One International      President                         President of Old Mutual (US) Holdings
Place                  and                               Inc. (financial services); President
Boston, MA 02110       Secretary                         of UAM Investment Services, Inc.
     7/31/65                                             (financial services), UAM Fund
                                                         Services, Inc. (financial services)
                                                         and UAM Fund Distributors, Inc.
                                                         (broker-dealer) since April 2000;
                                                         President and Director of UAM Trust
                                                         Company (trust company) since April
                                                         2001 to

                                           Term                                                    Number of
                                           of                                                      Portfolios in
                                           Office                                                  UAM Funds         Other
                       Position(s)         and                                                     Complex           Directorships
                       Held                Length                     Principal                    Overseen          Held by
Name, Address,         with the            of Time                  Occupation(s)                  by Board          Board
Date of Birth/1/       Company             Served/2/             During Past 5 Years               Member/3/         Member/4/
------------------------------------------------------------------------------------------------------------------------------------
                                                         October 2001; Director of UAM Funds
                                                         plc (UCITS fund) since April 2001;
                                                         various director and officer
                                                         positions with subsidiaries of Old
                                                         Mutual (US) Holdings Inc. and
                                                         investment products managed by such
                                                         subsidiaries; Senior Vice President
                                                         and Secretary of Signature Financial
                                                         Group, Inc. (financial services) and
                                                         affiliated broker-dealers from 1991
                                                         to 2000; Director and Secretary of
                                                         Signature Financial Group Europe, Ltd.
                                                         (financial services) from 1995 to 2000;
                                                         Secretary of the Citigroup Family of
                                                         Mutual Funds (mutual funds) from 1996
                                                         to 2000; Secretary of the 59 Wall
                                                         Street Family of Mutual Funds (mutual
                                                         funds) from 1996 to 2000.

Sherry Kajdan          Vice                3/15/01       Vice President and Assistant                 N/A            N/A
Vetterlein             President                         Secretary of SEI Investments Mutual
One Freedom            and                               Funds Services since January 2001.
Valley Drive           Assistant                         Shareholder/Partner, Buchanan Ingersoll
Oaks, PA  19456        Secretary                         Professional Corporation (law firm)
     6/22/62                                             (1992-2000).

Christopher T.         Treasurer           3/15/01      Director, Fund Accounting, SEI                N/A            N/A
Salfi                                                   Investments Mutual Funds Services since
530 East                                                January 1998;  prior to his current
Swedesford Road                                         position, served most recently as Fund
Wayne, PA  19087                                        Accounting Manager of SEI Investments
     11/28/63                                           Mutual Funds Services from 1994 to 1998;
                                                        Investment Accounting Manager at PFPC
                                                        Inc. (mutual fund services) from 1993 to
                                                        1994; FPS Services, Inc. (mutual fund
                                                        services) from 1986 to 1993.

                                           Term                                                         Number of
                                           of                                                           Portfolios in
                                           Office                                                       UAM Funds      Other
                       Position(s)         and                                                          Complex        Directorships
                       Held                Length                         Principal                     Overseen       Held by
Name, Address,         with the            of Time                      Occupation(s)                   by Board       Board
Date of Birth/1/       Company             Served/2/                 During Past 5 Years                Member/3/      Member/4/
------------------------------------------------------------------------------------------------------------------------------------
Molly S. Mugler        Assistant           3/15/01       Vice President and Assistant General Counsel   N/A            N/A
One International      Secretary                         of Old Mutual (US) Holdings Inc. (financial
Place                                                    services) since January 2001; various officer
Boston, MA  02110                                        positions with subsidiaries of Old Mutual
     10/16/51                                            (US) Holdings Inc. and investment products
                                                         managed by such subsidiaries since January
                                                         2001; Secretary of Signature Financial Group,
                                                         Inc. (financial services) and subsidiaries
                                                         (including affiliated broker-dealers) and
                                                         investment products serviced by such
                                                         subsidiaries until 2001; President of SFG
                                                         Global Investments, Inc. (commodity pool
                                                         operator) until 2001.

Suzan M. Barron        Assistant           6/29/01       Director and Senior Legal Counsel of Old       N/A            N/A
One International      Secretary                         Mutual (US) Holdings Inc. (financial
Place                                                    services) since July 2001; Vice President and
Boston, MA 02110                                         Counsel of Liberty Financial Companies, Inc.
     9/5/64                                              (financial services) from 1998 to 2001;
                                                         Assistant Secretary to Liberty Funds Group
                                                         (mutual funds) from 1998 to 2001; Counsel of
                                                         Manufacturers Life Insurance Company from
                                                         1997 to 1998; Vice President and Counsel of
                                                         Citizens Advisors, Inc. (mutual funds) from
                                                         1996 to 1997.

  /1/ Each Board Member may be contacted by writing to the Board Member c/o UAM Funds, Inc., One International Place, Boston Massachusetts 02110, Attn: Linda
  T. Gibson, Secretary.

  /2/ Each Board Member holds office for an indefinite term until the earliest of: (a) the election of his successor or (b) the date a Board Member dies, resigns or is removed by the Board in accordance with the Company's by-laws.

  Each officer holds office for a one-year term until: (a) his/her reappointment by the Board; (b) his/her successor is chosen and qualifies; or (c) he/she dies, resigns or is removed by the Board in accordance with the Company's by-laws.

  /3/ The "UAM Funds Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. As of February 1, 2002, each Board Member oversaw 27 portfolios in the UAM Funds Complex. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. In addition to the Company, each officer also serves as an officer of UAM Funds Trust and UAM Funds, Inc. II.

  /4/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


Ownership of Fund Shares

  The following table shows the dollar range of shares beneficially owned by each Board Members in the Funds and other portfolios of the Company, UAM Funds Trust and UAM Funds, Inc. II.


INDEPENDENT BOARD MEMBERS

-------------------------------------------------------------------------------------------------------------------------
                                                                                      Aggregate Dollar Range of
                                                                                      -------------------------
                                                                                      Equity Securities in All
                                                                                      ------------------------
                                               Dollar Range of                       Portfolios in the UAM Funds
                                               ---------------                       ---------------------------
Name of Board Member                  Equity Securities in the Funds/1/          Complex/2/ Overseen by Board Member
--------------------                  ---------------------------------          -----------------------------------
-------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.                                None                                        None
-------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn                                       None                                        None
-------------------------------------------------------------------------------------------------------------------------
William A. Humenuk                                  None                                        None
-------------------------------------------------------------------------------------------------------------------------
Philip D. English                                   None                                   $10,001-$50,000
                                                    ----                                   ---------------
-------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER



-----------------------------------------------------------------------------------------------------------------------
                                                                                        Aggregate Dollar Range of
                                                                                        Equity Securities in All
                                                 Dollar Range of                   Portfolios in UAM Funds Complex/2/
Name of Board Member                    Equity Securities in the Funds/1/                Overseen by Board Member
-----------------------------------------------------------------------------------------------------------------------
Scott F. Powers                                       None                                        None
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------



____________________
     /1/ Includes the value of shares beneficially owned by each Board Member in each Fund as of December 31, 2001.

     /2/ Includes the Company, UAM Funds Trust and UAM Funds, Inc. II. As of December 31, 2001, there were 31 portfolios in the UAM Funds Complex overseen by each Board Member.

     Standing Board Committees

     The Board has established two committees, i.e., Audit and Fund Governance Committees.

     The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee consists of all Independent Board Members. The Audit Committee met twice during the fiscal year ended October 31, 2001.

     The Fund Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Board Members. The Committee also periodically reviews Board governance procedures, Board composition and Board compensation and is responsible for monitoring legal counsel employed by the Company. The Fund Governance Committee consists of all Independent Board Members. There was one meeting of the Fund Governance Committee during the fiscal year ended October 31, 2001. Shareholders who desire to recommend nominees to serve as Board Members should submit the names of such nominees to the Governance Committee in care of the Company's Secretary.

Principal Shareholders


     As of February, 1, 2002, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:



                                                                     Percentage of Shares
     Name and Address of Shareholder                                       Owned                 Fund
     ----------------------------------------------------------------------------------------------------------------
     UMBSC & CO.                                                           16.35%        Sirach Bond Portfolio
     FBO Interstate Brands
     Conservative Growth
     PO Box 419260
     Kansas City, MO 64141-6260
     ----------------------------------------------------------------------------------------------------------------
     Charles Schwab & CO INC.                                               6.43%        Sirach Bond Portfolio
     Reinvest Account
     Attn: Mutual Funds
     101 Montgomery Street
     San Francisco, CA 94101-4122
     ----------------------------------------------------------------------------------------------------------------
     BNY Clearing Services, L.L.C.                                          7.89%        Sirach Bond Portfolio
     Wendell & Co.
     111 East Kilbourn Ave.
     Milwaukee, WI 53202-6633
     ----------------------------------------------------------------------------------------------------------------
     UMBSC & CO                                                             5.87%        Sirach Bond Portfolio
     FBO Interstate Brands Corp.
     PO Box 64141-6692
     Kansas City, MO 64141-6692
     ----------------------------------------------------------------------------------------------------------------
     Gregory Thorton & John Flinn TR                                        5.41%        Sirach Bond Portfolio
     U/A Boston Newspaper Retirement FD
     C/O Alicare Inc.
     56 Roland Street
     Boston, MA 02129-1235
     ----------------------------------------------------------------------------------------------------------------
     Bd. of Dir. Of Salinas Valley Mem. Healthcare Systems                  6.60%        Sirach Bond Portfolio
     Salinas Valley Mem. Healthcare Employee Pension Plan
     450 E. Romie Ln.
     Salinas, CA 95901-4029
     ----------------------------------------------------------------------------------------------------------------
     UMBSC & Co.                                                           17.33%       Sirach Equity Portfolio
     FBO Interstate Brands
     Aggressive Growth
     PO Box 419175
     Kansas City, MO 64141-6175
     ----------------------------------------------------------------------------------------------------------------
     Charles Schwab & Co., Inc.                                            10.28%       Sirach Equity Portfolio
     Reinvest Acct.
     Attn: Mutual Funds
     101 Montgomery Street
     San Francisco, CA  94104-4122
     ----------------------------------------------------------------------------------------------------------------
     UMBSC & Co.                                                           13.14%       Sirach Equity Portfolio
     FBO Interstate Brands
     Conservative Growth
     PO Box 419175
     Kansas City, MO 64141-6175
     ----------------------------------------------------------------------------------------------------------------
     Key Trust Company - PRISM                                              5.68%       Sirach Equity Portfolio
     Lane Powell, LLP PSP
     4900 Tiedeman Road
     Brooklyn, OH 44144-2338
     --------------------------------------------------------------------------------------------------------------

                                                                Percentage of Shares
Name and Address of Shareholder                                       Owned                 Fund
----------------------------------------------------------------------------------------------------------------
UMBSC & Co.                                                           10.63%       Sirach Equity Portfolio
FBO Interstate Brands
Moderate Growth
P.O. Box 419175
Kansas City, MO 64141-6175
----------------------------------------------------------------------------------------------------------------
SO Alaska Defined                                                     31.21%       Sirach Growth Portfolio
Contribution Pension Plan
Attn:  Carol Patton
PO Box 241266
Anchorage, AK 99524-1266
----------------------------------------------------------------------------------------------------------------
NFSC  FEBO                                                            28.53%       Sirach Growth Portfolio
First Interstate Bank
First Interstate Brand TTEE
401 N. 31/st/ Street
Billings, MT 59101-1200
----------------------------------------------------------------------------------------------------------------
Wilmington Trust Co. TR                                               10.87%       Sirach Growth Portfolio
FBO IBT 401K
Profit Sharing Plan
c/o Mutual Funds UAM
P.O. Box 8971
Wilmington, DE 19899-8971
----------------------------------------------------------------------------------------------------------------
Bank of New York CUST                                                 23.83%   Sirach Special Equity Portfolio
Two Union Square
Automotive Machinists
601 Union Street, Suite 520
Seattle, WA 98101-2328
----------------------------------------------------------------------------------------------------------------
Northern Trust Company CUST                                            7.08%   Sirach Special Equity Portfolio
FBO Navajo Nation 367
PO Box 92956
Chicago, IL 60675-2956
----------------------------------------------------------------------------------------------------------------
Wells Fargo Minnesota NA CUST                                          6.85%   Sirach Special Equity Portfolio
FBO Hanford Oper. & Engineering
PO Box 1533
Minneapolis, MN 55480-1533
----------------------------------------------------------------------------------------------------------------
Dingle & CO                                                            5.66%   Sirach Special Equity Portfolio
c/o Comerica Bank Mutual Funds
Operating Engineers 324 Pen FD 246
PO Box 75000
Detroit, MI 48275-0001
----------------------------------------------------------------------------------------------------------------
Central Plumbing & Heating, Inc.                                       5.04%      Sirach Strategic Balanced
Profit Sharing Plan                                                                       Portfolio
Attn: Richard Cook
212 E. Int'l Airport Road
Anchorage, AK 99518-1214
----------------------------------------------------------------------------------------------------------------
Alaska Bricklayers Retirement Plan                                    13.75%      Sirach Strategic Balanced
407 Denali Street                                                                         Portfolio
Anchorage, AK 99501-2615
----------------------------------------------------------------------------------------------------------------
Wells Fargo Bank Minnesota, NA                                        26.56%      Sirach Strategic Balanced
FBO Agrium US Retirement Plan                                                             Portfolio
Attn: Carol Patton
PO Box 1533
Minneapolis, MN 55480-1533
----------------------------------------------------------------------------------------------------------------
SO Alaska Defined                                                      7.78%      Sirach Strategic Balanced
Contribution Pension Plan                                                                 Portfolio
Attn: Carol Patton
P.O. Box 241266
Anchorage, AK 99524-1266
----------------------------------------------------------------------------------------------------------------
NANA Regional Corporation Inc.                                         6.76%      Sirach Strategic Balanced
Employees Pension Plan                                                                    Portfolio
Attn: J Shelby Stanstny
1344 K Street
Anchorage, AK 99501-1066
----------------------------------------------------------------------------------------------------------------
Wendell & Co.                                                          5.60%      Sirach Strategic Balanced
FBO San Diego Butchers                                                                    Portfolio

                                                                     Percentage of Shares
      Name and Address of Shareholder                                       Owned                 Fund
      ----------------------------------------------------------------------------------------------------------------
      Wall Street Station
      PO Box 1066
      New York, NY  10268-1066



     Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2002, the directors and officers of the Company owned less than 1% of the outstanding shares of the Funds.*


Investment Advisory and Other Services

INVESTMENT ADVISER

--------------------------------------------------------------------------------


     Sirach Capital Management, Inc., located at Pike Tower, 28/th/ floor, Seattle, Washington 98101-1389, is the investment adviser to each of the Funds. The adviser manages and supervises the investment of each Fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual
     (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970.

     Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc. purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 32 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc., a financial services company based in the United Kingdom.


Portfolio Management

     Teams of investment professionals are primarily responsible for the day-to-day management of the Funds. Listed below are the investment professionals that comprise those teams and a brief description of their business experience.

     Growth and Equity Portfolios

     The Adviser's Equity Management Team manages the Growth and Equity Portfolios. Listed below are the members of that team and a brief description of their business experience.


     Name & Title                       Experience
     -----------------------------------------------------------------------------------------------------------------------------
     Harvey G. Bateman                  Mr. Bateman joined the Adviser in 1988 as a Principal/Portfolio Manager, where he has
     Principal/Portfolio Manager        managed equity accounts since 1989.
     -----------------------------------------------------------------------------------------------------------------------------
     Sharon Rowley, CFA                 Ms. Rowley joined the Adviser in 1998 as a Principal/Portfolio Manager.  Before that she
     Principal/Portfolio Manager        was a Principal at Seafirst Investment Counselors where she managed equity, bond and balanced accounts for high net worth individuals and institutional clients.
     -----------------------------------------------------------------------------------------------------------------------------
     Karin L. Gibony                    Ms. Gibony joined the Adviser in 1990.  She has managed equity and balanced funds for
     Principal/Portfolio Manager        Sirach Capital Management since 1991.


    *This amount does not include securities held of record by Molly S.
     Mugler as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.

     Name & Title                       Experience
     -----------------------------------------------------------------------------------------------------------------------------
     James P. Kieburtz                  Mr. Kieburtz joined the Adviser in 1994. Before that, he was a Systems Engineer
     Principal/Portfolio Manager        specializing in financial account applications at the accounting firm of Hagen, Kurth &
                                        Perman.
     -----------------------------------------------------------------------------------------------------------------------------
     Brian C. Tipple                    Mr. Tipple joined the Adviser in 2000.  Before joining the Adviser, he was a Portfolio
     Principal/Director                 Manager at Frank Russell Company, specializing in large cap U.S. equities.
     of Equity Research


     Special Equity Portfolio

     The Adviser's Small Cap Equity Management Team manages the Special Equity Portfolio. Listed below are the members of that team and a brief description of their business experience.

     Name & Title                       Experience
     -----------------------------------------------------------------------------------------------------------------------------
     Harvey G. Bateman                  You may find Mr. Bateman's biography under Equity Management Team above.
     Principal/Portfolio
     Manager
     -----------------------------------------------------------------------------------------------------------------------------
     James P. Kieburtz                  You may find Mr. Kieburtz's biography under Equity Management Team above.
     Principal/Portfolio
     Manager
     -----------------------------------------------------------------------------------------------------------------------------

     Bond Portfolio

     The Adviser's Fixed Income Management Team manages the Bond Portfolio. Listed below are the members of that team and a brief description of their business experience.


     Name & Title                       Experience
     -----------------------------------------------------------------------------------------------------------------------------
     Craig F. Hintze                    Mr. Hintze joined the Adviser in 1996 as a Principal/Portfolio Manager when Olympic
     Principal/Portfolio Manager        Capital Management merged with Sirach Capital Management. Before the merger, he was a
                                        Principal of Olympic Capital Management where he had managed fixed-income portfolios for institutional clients since 1982.
     -----------------------------------------------------------------------------------------------------------------------------
     John F. Dagres                     Mr. Dagres joined the Adviser in 1996 as a Principal/Portfolio Manager when Olympic
     Principal/Portfolio Manager        Capital Management merged with Sirach Capital Management.  Before the merger, he was a
                                        Principal of Olympic Capital Management where he had managed fixed income portfolios for institutional clients since 1982.
     -----------------------------------------------------------------------------------------------------------------------------
     Stephen J. Romano                  Mr. Romano joined the Adviser in 1991 as a Principal/Portfolio Manager.  Before that, he
     Principal/Portfolio Manager        was a Senior Investment Officer at Seattle-First National Bank where he managed equity and fixed income portfolios for private banking clients.
     -----------------------------------------------------------------------------------------------------------------------------
     Matthew R. Kennedy                 Mr. Kennedy joined the Adviser in 2001.  Before joining the Adviser, he was a Senior
     Portfolio Analyst                  Analyst at GE Financial Assurance, specializing in fixed income credit analysis.
     -----------------------------------------------------------------------------------------------------------------------------


     Strategic Balanced Portfolio

     The Adviser's Equity Management Team manages the equity portion of the Strategic Balanced Portfolio and the Adviser's Fixed Income Management Team manages the debt portion of the Fund. You can find the composition of the teams and the biographies of their members under the appropriate heading above.

Investment Advisory Agreement


     This section summarizes some of the important provisions of the Investment Advisory Agreements. The Company has filed the Investment Advisory Agreements with the SEC as part of its registration statement on Form N-1A.


     Service Performed by Adviser


     The Adviser:


     .    Manages the investment and reinvestment of the Funds' assets;

     . Continuously reviews, supervises and administers the investment program of the Funds; and

     . Determines what portion of the Funds' assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties under an Investment Advisory Agreement, (2) reckless disregard by the Adviser of its obligations and duties under an Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to a Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under an Investment Advisory Agreement.


     Continuing an Investment Advisory Agreement

     An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

     . (1) majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and


     . (2) majority of the Board Members or by a majority of the shareholders of a Fund.



     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of a Fund's shareholders vote to do so or a majority of Board Members vote to do so; and


     .    It gives the Adviser 60 days' written notice.


     The Adviser may terminate an Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.


     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

     For its services, the Sirach Growth Portfolio, Sirach Equity Portfolio, Sirach Special Equity Portfolio, Sirach Strategic Balanced Portfolio and Sirach Bond Portfolio pay the Advisor a fee calculated at an annual rate of 0.65%, 0.65%, 0.70%, 0.65% and 0.35% of their average daily net assets, respectively. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Funds paid the following in management fees to the Adviser:



                                         Investment Advisory Fees       Investment Advisory Fees   Total Investment Advisory
                                                   Paid                           Waived                      Fees
------------------------------------------------------------------------------------------------------------------------------------
     Growth Portfolio
          2001                                  $  282,660                     $      0                      $  282,660
------------------------------------------------------------------------------------------------------------------------------------
          2000                                  $  495,228                     $      0                      $  495,228
------------------------------------------------------------------------------------------------------------------------------------
          1999                                  $  571,110                     $      0                      $  571,110
------------------------------------------------------------------------------------------------------------------------------------
     Equity Portfolio
          2001                                  $  196,094                     $144,602                      $  340,696
------------------------------------------------------------------------------------------------------------------------------------
          2000                                  $  309,944                     $115,601                      $  425,545
------------------------------------------------------------------------------------------------------------------------------------
          1999                                  $  139,131                     $155,576                      $  294,707
------------------------------------------------------------------------------------------------------------------------------------
     Special Equity Portfolio
          2001                                  $1,111,450                     $      0                      $1,111,450
------------------------------------------------------------------------------------------------------------------------------------
          2000                                  $1,650,624                     $      0                      $1,650,624
------------------------------------------------------------------------------------------------------------------------------------
          1999                                  $1,177,517                     $      0                      $1,177,517
------------------------------------------------------------------------------------------------------------------------------------
     Strategic Balanced Portfolio
          2001                                  $  390,305                     $      0                      $  390,305
------------------------------------------------------------------------------------------------------------------------------------
          2000                                  $  485,110                     $      0                      $  485,110
------------------------------------------------------------------------------------------------------------------------------------
          1999                                  $  508,834                     $      0                      $  508,834
------------------------------------------------------------------------------------------------------------------------------------
     Bond Portfolio
          2001                                  $  119,537                     $239,915                      $  359,452

------------------------------------------------------------------------------------------------------------------------------------
          2000                                  $   12,533                     $250,480                      $  263,013
------------------------------------------------------------------------------------------------------------------------------------
          1999                                  $        0                     $243,816                      $  243,816
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Annual Board Approval of Investment Advisory Agreement



     At a meeting held on March 15, 2001, the Board of the Company, including the Independent Board Members, approved the continuation of the investment advisory agreements with the Adviser with respect to each Fund for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to the Funds and the Adviser's experience and qualifications. Among other items, the directors also reviewed and considered: (1) a summary report by the Adviser reviewing economic and market conditions and portfolio performance; (2) soft dollar and brokerage commission reports; (3) a report on advisory fees which included information on gross and net total advisory fees; (4) reports comparing the advisory fees, total expense ratios, administrative expenses, total net assets, and cumulative and annualized total returns of each Fund to comparable data from Lipper Analytical Services; and (5) the Adviser's current Form ADV.


     The Board requested and was provided information it considered necessary to evaluate the Adviser and the investment advisory agreements. Based on the information presented, the Board concluded that the Adviser was qualified to manage the Funds and provided the services required by the Funds under the investment advisory agreements. The Board also considered the expenses incurred by the Adviser in the performance of such services and whether the compensation paid to the Adviser was fair and equitable. In its reasonable business judgement, the Board unanimously concluded that it was in the best interests of each Fund to continue its investment advisory agreement with the Adviser.


DISTRIBUTOR

--------------------------------------------------------------------------------

     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of a Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts, 02109.



SHAREHOLDER SERVICING ARRANGEMENTS

--------------------------------------------------------------------------------

     Old Mutual (US) Holdings Inc. and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate its affiliated companies for referring shareholders to the Funds.


ADMINISTRATIVE SERVICES

--------------------------------------------------------------------------------

Administrator

     The Company and SEI Investments Mutual Funds Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it or its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the funds paid the following in administration and sub-administrations fees.


     Growth Portfolio

           Fiscal Year Ended                Total Administrative Fee*
     ------------------------------------------------------------------
           2001                                      $115,336
     ------------------------------------------------------------------
           2000                                      $170,947
     ------------------------------------------------------------------
           1999                                      $185,072
     ------------------------------------------------------------------


     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $70,305, $170,947 and $185,072, respectively.

     Equity Portfolio


           Fiscal Year Ended                Total Administrative Fee*
     ------------------------------------------------------------------
           2001                                      $102,525
     ------------------------------------------------------------------
           2000                                      $132,149
     ------------------------------------------------------------------
           1999                                      $120,878
     ------------------------------------------------------------------


     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $50,670, $132,149 and $120,878, respectively.


     Special Equity Portfolio


           Fiscal Year Ended                Total Administrative Fee*
     ------------------------------------------------------------------
           2001                                      $188,740
     ------------------------------------------------------------------
           2000                                      $265,476
     ------------------------------------------------------------------
           1999                                      $248,563
     ------------------------------------------------------------------


     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $94,440, $265,476 and $248,563, respectively.


  Strategic Balanced Portfolio

           Fiscal Year Ended                Total Administrative Fee*
     ------------------------------------------------------------------
           2001                                      $123,492
     ------------------------------------------------------------------
           2000                                      $154,412
     ------------------------------------------------------------------
           1999                                      $175,076
     ------------------------------------------------------------------


     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $60,908, $154,412 and $175,076, respectively.


  Bond Portfolio

           Fiscal Year Ended                Total Administrative Fee*
     ------------------------------------------------------------------
           2001                                      $145,394
     ------------------------------------------------------------------
           2000                                      $165,195
     ------------------------------------------------------------------
           1999                                      $152,821
     ------------------------------------------------------------------


     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $67,428, $165,195 and $152,821, respectively.


     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator, SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds, including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and Turner Funds.

     PBHG Shareholder Services Center, Inc. ("PBHGSSC") provides services as a shareholder servicing agent for each Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays PBHGSSC monthly fees calculated at the annual rate set forth below:

     .    $7,500 for the first operational class of a Fund; plus

     .    $2,500 for each additional operational class of a Fund.


TRANSFER AGENT

     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11/th/ Street, Fifth Floor, Kansas City, MO 64105, serves as transfer agent to the Company.

CUSTODIAN

--------------------------------------------------------------------------------

     J.P. Morgan Chase & Co., 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.


INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Company.


CODE OF ETHICS

--------------------------------------------------------------------------------

     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund. These codes of ethics are on public file with, and available from, the SEC.


Brokerage Allocation and Other Practices

SELECTION OF BROKERS

--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Investment Advisory Agreement also directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. The Adviser may select brokers based on research, statistical and pricing services they provide to the Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the Adviser is required to perform under the Investment Advisory Agreement. In so doing, the Funds may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.


     During the Sirach Growth Portfolio's most recent fiscal year, the total amount of securities transactions for the Fund was $55,815,596 the total amount of transactions effected through brokers providing research services was $36,722,663 and the brokerage commissions paid to brokers providing research services was $40,122.



     During the Sirach Equity Portfolio's most recent fiscal year, the total amount of securities transactions for the Fund was $67,848,550 the total amount of transactions effected through brokers providing research services was $48,769,988 and the brokerage commissions paid to brokers providing research services was $56,298.


     During the Sirach Special Equity Portfolio's most recent fiscal year, the total amount of securities transactions for the Fund was $185,183,544 the total amount of transactions effected through brokers providing research services was $74,282,169 and the brokerage commissions paid to brokers providing research services was $141,142.



     During the Sirach Strategic Balanced Portfolio's most recent fiscal year, the total amount of securities transactions for the Fund was $129,454,291 the total amount of transactions effected through brokers providing research services was $28,675,430 and the brokerage commissions paid to brokers providing research services was $31,441.

     During the Sirach Bond Portfolio's most recent fiscal year, the total amount of securities transactions for the Fund was $368,391,665 the total amount of transactions effected through brokers providing research services was $3,925,000 and the brokerage commissions paid to brokers providing research services was $2,719.


     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.


     A Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, a Fund's investment adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO. SIDCO has established clearing relationships with a variety of domestic and international brokers. When Fund brokerage is directed to SIDCO, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Where a Fund is operating under a voluntary expense limitation, the payment of Fund expenses with directed brokerage credits may not reduce Fund expenses below the level of such limitations but the Adviser may benefit through a reduction in the amount of fees being waived or reimbursed to the Fund by the Adviser. For its most recent fiscal year, each Fund did not direct any brokerage through SIDCO's designated brokers.


     As of October 31, 2001, the Strategic Balanced Portfolio held Morgan Stanley Dean Witter fixed income securities worth $2,800,000 and the Bond Portfolio held Morgan Stanley Dean Witter and Bear Stearns Fixed income securities worth $375,000 and $1,200,000, respectively. The other Sirach Portfolios did not hold any securities of their regular brokers and dealers as those terms are defined in the 1940 Act.


SIMULTANEOUS TRANSACTIONS

--------------------------------------------------------------------------------

     The Adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the Adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The Adviser strives to allocate such transactions among its clients, including the Funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser are subject to review by the Company's Board.


BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

     For the last three fiscal years, the Funds paid the following in brokerage commissions:



                                    Brokerage Commissions
-------------------------------------------------------------
Growth Portfolio                          $  60,863
-------------------------------------------------------------

          2001
     --------------------------------------------------------
          2000                              $    86,591
     --------------------------------------------------------
          1999                              $   251,774
     --------------------------------------------------------
     Equity Portfolio
          2001                              $    75,271
     --------------------------------------------------------
          2000                              $    56,463
     --------------------------------------------------------
          1999                              $   124,840
     --------------------------------------------------------
     Special Equity Portfolio
          2001                              $   344,372
     --------------------------------------------------------
          2000                              $   319,576
     --------------------------------------------------------
          1999                              $ 1,338,694
     --------------------------------------------------------
     Strategic Balanced Portfolio
          2001                              $    49,975
     --------------------------------------------------------
          2000                              $    50,040
     --------------------------------------------------------
          1999                              $   121,366
     --------------------------------------------------------
     Bond Portfolio
          2001                              $         0
     --------------------------------------------------------
          2000                              $         0
     --------------------------------------------------------
          1999                              $         0
     --------------------------------------------------------


     Brokerage commissions have varied due to changing asset levels and a reduction in portfolio turnover.

Capital Stock and Other Securities

The Company

     The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Fund's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. Each Fund discussed in this SAI is diversified which means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities).


Description Of Shares And Voting Rights

     The Company's Articles of Incorporation, as amended, permit its Board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.


     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of the Board Members can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.


     If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. A majority of the Board may authorize the liquidation of any Fund or class thereof.


     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

  Class Differences

  The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, may also offer Advisor Shares. The three classes represent interests in the same assets of a Fund and are identical except as discussed below:


  . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

  . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.


  . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

  .  Each class of shares has different exchange privileges.

  Distribution and shareholder servicing fees reduce a class's:

  .  Net income;

  .  Dividends; and

  .  NAV to the extent the Fund has undistributed net income.


Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends and distributions in additional shares of the Funds at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Funds at least three days before the record date for income dividend or capital gain distribution.


  Each Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.





Federal Taxes


  A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. A Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  At October 31, 2001 the following Funds had available the following capital loss carryovers for Federal income tax purposes:



                                                    Capital Loss Carryovers
                                                    -----------------------
              Fund                                       Expiring 2009
              ----                                       -------------

              Growth Portfolio                              1,391,901
              Equity Portfolio                             11,665,044
              Special Equity Portfolio                     52,992,279
              Strategic Balanced Portfolio                  2,397,066


Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV


  The purchase and redemption price of the shares of the Fund is equal to its NAV of the Fund. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .   Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

  Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How a Fund Values its Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES

--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Funds. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Funds' shares.

In-Kind Purchases

     At its discretion, the Company may permit investors to purchase shares of the Funds with securities, instead of cash. If the Company allows an investor to make an in-kind purchase, it will value such securities according to the policies described under "How a Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Funds at the NAV of the Fund determined as of the same time.


     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for the Funds;

     .    The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;


     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Funds and are delivered to the Funds by the investor upon receipt from the issuer; and


     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Funds cannot exceed 5% of the net assets of the Funds. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.


REDEMPTION OF SHARES

--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Funds' investments.


By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.

     The Company and PBHGSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or PBHGSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or PBHGSSC does not employ the procedures described above. Neither the Company nor PBHGSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value per Share" A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .    On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, a Fund and its sub-transfer agent from fraud.

     The Funds will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .    when the NYSE and custodian bank are closed;

     .    when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .    for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE

--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES

--------------------------------------------------------------------------------
     Shareholders may transfer shares of the Funds to another person by making a written request to the Funds. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

     The Funds measure their performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds calculate their current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN

--------------------------------------------------------------------------------
     Total return is the change in value of an investment in the Funds over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     A Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis.


     Each Fund calculates "average annual total return (before taxes)" according to the following formula:



          P (1 + T)/n/ = ERV

          Where:
          P      =  a hypothetical initial payment of $1,000

          T      =  average annual total return

          n      =  number of years

                    ERV         =     ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Funds' average annual returns for the one-year period ended October 31, 2001, the five-year period ended October 31, 2001 (if applicable) and the shorter of the ten-year period ended October 30, 2001 or the period from a Fund's inception date through October 31, 2001.



                                                                       Shorter of 10 Years
                                             One Year   Five Years     or Since Inception       30-Day Yields   Inception Date
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                             -34.30%         6.88%            9.28%                  N/A           12/1/93
------------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio                             -40.64%         3.47%            5.07%                  N/A            7/1/96
------------------------------------------------------------------------------------------------------------------------------------
Special Equity Portfolio                     -37.24%         6.16%           12.28%                  N/A           10/2/89
------------------------------------------------------------------------------------------------------------------------------------
Strategic Balanced Portfolio                 -16.62%         7.45%            8.31%                 1.76%          12/1/93

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
     Bond Portfolio                                11.14%           N/A            6.72%                 5.08%          11/3/97



     The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund is contained in the Prospectus.


     "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).


     "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


YIELD

--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.


     Yield is obtained using the following formula:

          Yield = 2[((a-b)/(cd)+1)/6/-1]

          Where:

          a =  dividends and interest earned during the period

          b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends.


          d = the maximum offering price per share on the last day of the period.

COMPARISONS

--------------------------------------------------------------------------------
     A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.


     In assessing such comparisons of performance, an investor should keep in mind:


     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

     .    that the indices and averages are generally unmanaged;

     . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     .    that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.


Financial Statements

     The following documents are included in the Funds' October 31, 2001 Annual
     Report:


     .    Financial statements for the fiscal year ended October 31, 2001.


     .    Financial highlights for the respective periods presented.

     .    The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Funds' Annual Report are incorporated by reference herein. Shareholders may get copies of the Funds' Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.


Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus of the Funds.


     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means Sirach Capital Management, Inc., the investment adviser of the Funds.


     Board Member refers to a single member of the Funds' Board.

     Board refers to the Company's Board of Directors as a group.


     Company refers to UAM Funds, Inc.


     FDI is Funds Distributor, Inc., the Company's distributor.


     Fund refers to a single series of the Company, while Funds refer to all of the series of the Company. The Funds discussed in this Statement of Additional Information are the Sirach Growth Portfolio, Sirach Equity Portfolio, Sirach Special Equity Portfolio, Sirach Strategic Balance Portfolio and Sirach Bond Portfolio.

  Independent Board Member refers to Board Members that are not Interested Board Members.

  Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.


  NAV is the net asset value per share of a Fund.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

  Old Mutual US is Old Mutual (US) Holdings Inc., (formerly named United Asset Management Corporation). PBHG is PBHG Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, 1940 Act and 1934 Act.

  SEI is SEI Investments Mutual Funds Services, the Company's administrator.


  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.



Bond Ratings

MOODY'S INVESTORS SERVICE, INC.

Long-Term Credit Ratings
------------------------

  The following summarizes the ratings used by Moody's for long-term debt:
  -----------------------------------------------------------------------

     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.

     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


     Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

  Short-Term Credit Ratings

  Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:





  Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                  .     Leading market positions in well-established industries.

                  .     High rates of return on funds employed.

                  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


  Not Prime       Issuers rated Not Prime do not fall within any of the Prime rating categories.

  Notes to Short-Term and Long-Term Credit Ratings

     Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.


  Municipal Note Ratings

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels
  - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features.
  The following summarizes the ratings by Moody's for these short-term obligations:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

  About Credit Ratings

     Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.


STANDARD & POOR'S RATINGS SERVICES

  Long-Term Credit Ratings





  The following summarizes the ratings used by Standard & Poor's for long-term
  ----------------------------------------------------------------------------
  issues:
  -------

     AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


  Short-Term Credit Ratings

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     A-1 A short-term obligation rated "A-1" is rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


*Notes to Short-Term and Long-Term Credit Ratings


     CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff.

These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.


  Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

      . Positive means that a rating may be raised.
      . Negative means that a rating may be lowered.
      . Stable means that a rating is not likely to change.
      . Developing means a rating may be raised or lowered.
      . N.M. means not meaningful.

Municipal Note Ratings

  A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

  "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

About Credit Ratings

  A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

FITCH RATINGS
-------------

Long-Term Credit Ratings

  The following summarizes long-term ratings used by Fitch:

  Investment Grade

  AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

  Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicates that default of some kind appears probable, and "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                         Entities rated in this category have defaulted on some
                  or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.





 Plus (+) or minus (-): may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long- term rating category or to categories below "CCC".



 Short-Term Credit Ratings


     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety ety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D                 Default.  Denotes actual or imminent payment default.



 Plus (+) or minus (-) may be appended to a rating other than "F1" to denote relative status within major ratings categories.



 Notes to Short-Term and Long-Term Credit Ratings


    Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


    Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


About Credit Ratings


     Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


Comparative Benchmarks
----------------------

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The

  Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  -----------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

  Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.


  Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $150 million.


  Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.


  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the fund in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)


  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch Corporate/Government Master Index -- is an unmanaged index
  composed of U.S. treasuries, agencies and corporates.   Corporates are
  investment grade only (BBB or higher).


  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.

  Russell Midcap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.


  Standard & Poor's U.S. Indices:
  -------------------------------

  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 Indices, representing 87% of the total U.S. equity market capitalization.


  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index into two groups according to price-to-book ratio. The Value Index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate fund. The Index covers over 80% of the securitized U.S. real estate market.


  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks of the Bond Market Index (less than $1 billion market capitalization as of the annual reconstitution) including, both developed and emerging markets, but excluding the U.S.


  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - is a focused measurement of the large value sector of the market. The Index is comprised of large companies that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. A high quality profile is required, eliminating companies that are undergoing adverse financial pressures. Companies that do not fall clearly into the defined value category are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,700 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

  Wilshire REIT Index - measures U.S. publicly traded real estate investment trusts. This Index is a subject of the Real Estate Securities Index. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.


  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                    UAM Funds
                                  PO Box 219081
                              Kansas City, MO 64121
                           (Toll free) 1-877-826-5465


                               The TS&W Portfolios

                              TS&W Equity Portfolio
                       TS&W International Equity Portfolio
                           TS&W Fixed Income Portfolio

                           Institutional Class Shares

                       Statement of Additional Information

                                February 28, 2002




     This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Funds dated February 28, 2002, as supplemented from time to time. You may obtain the Funds' prospectus and shareholder reports by contacting the UAM Funds at the address listed above.


     The audited financial statements of the Funds and a related report of PricewaterhouseCoopers LLP, independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents



Description of Permitted Investments..........................................1
   Debt Securities............................................................1
   Derivatives................................................................7
   Equity Securities.........................................................14
   Foreign Securities........................................................16
   Investment Companies......................................................19
   Repurchase Agreements.....................................................20
   Restricted Securities.....................................................20
   Securities Lending........................................................20
   Short Sales...............................................................21
   When Issued, Delayed - Delivery and Forward Transactions..................21
Investment Policies of the Funds.............................................22
   Fundamental Policies......................................................22
   Non-Fundamental Policies..................................................23
Management of the Company....................................................23
   Board Members.............................................................24
Principal Shareholders.......................................................31
Investment Advisory and Other Services.......................................32
   Investment Adviser........................................................32
   Distributor...............................................................34
   Shareholder Servicing Arrangements........................................35
   Administrative Services...................................................35
   Transfer Agent............................................................38
   Custodian.................................................................38
   Independent Accountants...................................................38
   Code of Ethics............................................................38
Brokerage Allocation and Other Practices.....................................38
   Selection of Brokers......................................................38
   Simultaneous Transactions.................................................39
   Brokerage Commissions.....................................................39
Capital Stock and Other Securities...........................................40
Federal Taxes................................................................41
Purchase, Redemption and Pricing of Shares...................................42
   Net Asset Value Per Share.................................................42
   Purchase of Shares........................................................43
   Redemption of Shares......................................................43
   Exchange Privilege........................................................45
   Transfer of Shares........................................................45
Performance Calculations.....................................................45
   Total Return..............................................................45
   Yield.....................................................................47
   Comparisons...............................................................47
Financial Statements.........................................................47
Glossary.....................................................................48
Bond Ratings.................................................................49
   Moody's Investors Service, Inc............................................49
   Standard & Poor's Ratings Services........................................51
   Fitch Ratings.............................................................54
Comparative Benchmarks.......................................................56

DESCRIPTION OF PERMITTED INVESTMENTS

     As described in the Funds' prospectus, the Funds may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Funds may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds."





DEBT SECURITIES
--------------------------------------------------------------------------------

    Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities

    U.S. Government Securities


    U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."


    The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

    .   By the right of the issuer to borrow from the U.S. Treasury;

    . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

    .   By the credit of the sponsoring agency.

    While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

    Corporate Bonds

    Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


    Mortgage-Backed Securities



    Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.




    Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.


    Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

    Government National Mortgage Association (GNMA)


    GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.


    Federal National Mortgage Association (FNMA)

    FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

    Federal Home Loan Mortgage Corporation (FHLMC)

    FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

    Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

    Risks of Mortgage-Backed Securities

    Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

    Other Asset-Backed Securities

    These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

    Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

    To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

    The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

    Collateralized Mortgage Obligations (CMOs)

    CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

    A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

    CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

    Short-Term Investments

    To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

    Bank Obligations

    The Funds will only invest in a security issued by a commercial bank if the bank:


    . Has total assets of at least $1 billion, or the equivalent in other currencies;

    . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

    . Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

    Time Deposits

    Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

    Certificates of Deposit

    Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

    Bankers' Acceptance


    A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

    Commercial Paper

    Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

    Stripped Mortgage-Backed Securities

    Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

    Yankee Bonds

    Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

    Zero Coupon Bonds

    These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

    These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.


    The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

    Maturity


    Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.


    Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

    Duration


    Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.


    An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

    Factors Affecting the Value of Debt Securities

    The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity.

    The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

    Interest Rates

    The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

    Prepayment Risk

    This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

    Extension Risk

    The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

    Credit Rating

    Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.


    Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.


    A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

    Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

    Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

    The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Funds may invest in securities of any rating.

DERIVATIVES
-------------------------------------------------------------------------------
    Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

    Futures

    A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

    Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

    Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

    Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

    A Fund may incur commission expenses when it opens or closes a futures position.

    Options

    An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

    Purchasing Put and Call Options

    When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

    Call options are similar to put options, except that the Funds obtain the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

    The purchaser of an option may terminate its position by:

    .    Allowing it to expire and losing its entire premium;

    . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

    .    Closing it out in the secondary market at its current price.

    Selling (Writing) Put and Call Options

    When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

    A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

    The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

    The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

    . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

    . A call option on the same security or index with the same or lesser exercise price;

    . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

    . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

    . In the case of an index, the portfolio of securities that corresponds to the index.

    At the time of selling a put option, a Fund may cover the put option by:

    .    Entering into a short position in the underlying security;

    . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

    . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

    .    Maintaining the entire exercise price in liquid securities.

    Options on Securities Indices

    Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

    Options on Futures

    An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

    The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

    A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

    A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

    The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

    Combined Positions

    A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of
                                      -9-
    a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    Forward Foreign Currency Exchange Contracts

    A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

    . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

    . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

    .    Do not require an initial margin deposit.

    . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

    Foreign Currency Hedging Strategies

    A "settlement hedge" or "transaction hedge" is designed to protect A Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

    A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

    Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

    A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

    It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

    Swaps, Caps, Collars and Floors

    Swap Agreements

    A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

    Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

    Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

    A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

    Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

    Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

    Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

    Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

    Caps, Collars and Floors

    Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

    Risks of Derivatives

    While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

    When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

    Correlation of Prices

    A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

    Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

    . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

    . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

    . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

    Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

    While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

    Lack of Liquidity

    Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Funds may not be able to close out its position. In an illiquid market, a Fund may:

    . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

    .    have to purchase or sell the instrument underlying the contract;

    .    not be able to hedge its investments; and

    .    not be able to realize profits or limit its losses.

    Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

    . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

    . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

    . the facilities of the exchange may not be adequate to handle current trading volume;

    . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

    . investors may lose interest in a particular derivative or category of derivatives.


    Management Risk

    If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its investment adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

    Margin

    Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

    If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

    Volatility and Leverage

    The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

    .    actual and anticipated changes in interest rates;

    .    fiscal and monetary policies; and

    .    national and international political events.

    Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

    Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

    If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
-------------------------------------------------------------------------------

Types of Equity Securities

    Common Stocks

    Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

    Preferred Stocks

    Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

    Convertible Securities

    Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

    Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

    A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

    While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

    Rights and Warrants

    A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

    An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

    General Risks of Investing in Stocks

    While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

    Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

    . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

    . Factors affecting an entire industry, such as increases in production costs; and

    . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

    Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

    Small and Medium-Sized Companies

    Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

    Technology Companies

    Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

    Initial Public Offerings ("IPO")

    A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

    A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
-------------------------------------------------------------------------------

Types of Foreign Securities

    Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

    . They can invest directly in foreign securities denominated in a foreign currency;

    . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

    .    They can invest in investment funds.


    American Depositary Receipts (ADRs)

    American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. Europeans Depositary Receipts are similar to ADRs, except that they are typically issued by European Banks or trust companies.


    Emerging Markets

    An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

    Investment Funds

    Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

    Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


    Political and Economic Factors

    Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

    . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

    . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

    . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

    . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

    . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

    Information and Supervision

    There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

    Stock Exchange and Market Risk

    The Adviser anticipates that in most cases an exchange or over-the-counter
    (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

    . are generally more volatile than, and not as developed or efficient as, those in the United States;

    .    have substantially less volume;

    . trade securities that tend to be less liquid and experience rapid and erratic price movements;

    . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

    . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

    . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

    Foreign markets may offer less protection to shareholders than U.S. markets because:

    . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

    . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

    . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

    . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

    . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

    . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

    Foreign Currency Risk

    While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:


    . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;


    . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

    . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

    . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

    . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

    . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

    Taxes

    Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

    Emerging Markets

    Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

    .    Have relatively unstable governments;

    . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

    . Offer less protection of property rights than more developed countries; and

    . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

    Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.



    The Euro

    Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

    The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------
    A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Funds invest. A Fund may invest up to 10% of their total assets in the securities of other investment companies, but may not invest more than 5% of their total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

    The SEC has granted an order that allows a Funds in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio), provided that the investment is:

    .    For cash management purposes;

    .    Consistent with the Funds' investment policies and restrictions; and

    . The Fund's investment adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

    A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
-------------------------------------------------------------------------------

    In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

    When a Fund enters into a repurchase agreement it will:

    . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

    . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

    If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
-------------------------------------------------------------------------------

    The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.


SECURITIES LENDING
-------------------------------------------------------------------------------
    A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

    . The borrower must provide collateral at least equal to the market value of the securities loaned;

    . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

    . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

    .    It must be able to terminate the loan at any time;

    . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

    .    It must determine that the borrower is an acceptable credit risk.

    These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

    . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

    .    Experience delays in recovering its securities.

SHORT SALES

--------------------------------------------------------------------------------

     Description of Short Sales

     Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:


     .    Take advantage of an anticipated decline in prices.

     .    Protect a profit in a security it already owns.

     A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

     Short Sales Against the Box

     In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

     Restrictions on Short Sales

     A Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

--------------------------------------------------------------------------------
     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.


     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUNDS





FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------
     The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Funds will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Funds will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

     . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

     . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------
     The following limitations are non-fundamental, which means the Funds may change them without shareholder approval. Each of the Funds may:

     . not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.


          Notwithstanding the investment restrictions above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.


     . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .    invest in the securities of foreign issuers.

     . purchase shares of other investment companies to the extent permitted by applicable law. A fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

          The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     . invest in illiquid and restricted securities to the extent permitted by applicable law.

          A Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     .    write covered call options and may buy and sell put and call options.

     .    enter into repurchase agreements.

     . lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

     .    sell securities short and engage in short sales "against the box."

     .    enter into swap transactions.


MANAGEMENT OF THE COMPANY


     The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute the policies the Board has formulated. The Company pays each Independent Board Member the following fees:


     .    A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting (however, with retainer fees, each Board member must receive a minimum fee of $7,500 for each meeting other than a private meeting or telephonic meeting);


     .    $1,500 for each private meeting of the Board;

     .    $1,500 for each telephonic meeting of the Board; and


     . $1,000 per day for attending seminars, up to a maximum of three events per year.


     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Board Members and allocated proportionally among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as directors or officers.


BOARD MEMBERS

--------------------------------------------------------------------------------


     The Company's officers are paid by Old Mutual (US Holdings Inc., its affiliates or SEI, but not by the Company.

     The following chart provides certain information about the fees received by the Company's Board Members during the fiscal year ended October 31, 2001.

INDEPENDENT BOARD MEMBERS

-------------------------------------------------------------------------------------------------------------------
                                                                     Pension or               Total Compensation
                                                                Retirement Benefits             From the UAM
                                  Aggregate Compensation         Accrued as Part of             Funds Complex/1/
   Name of Person/Position           from the Company               Fund Expenses            Paid to Board Members
-------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director                                  $33,380                       None                        $52,840
-------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn
Director                                  $33,380                       None                        $52,840
-------------------------------------------------------------------------------------------------------------------
William A. Humenuk
Director                                  $33,380                       None                        $52,840
-------------------------------------------------------------------------------------------------------------------
Philip D. English
Director                                  $33,380                       None                        $52,840
-------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS

-------------------------------------------------------------------------------------------------------------------
                                                                    Pension or               Total Compensation
                                                                 Retirement Benefits             From the UAM
                                 Aggregate Compensation         Accrued as Part of             Funds Complex/1/
Name of Person/Position             from the Company               Fund Expenses            Paid to Board Members
-------------------------------------------------------------------------------------------------------------------
James F. Orr III
Director, Chairman and
President/2/                               None                         None                         None
-------------------------------------------------------------------------------------------------------------------
Scott F. Powers
Director, Chairman and
President/3/                               None                         None                         None
-------------------------------------------------------------------------------------------------------------------

------------------
/1/ The "UAM Fund Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. and each Independent Board Member receives compensation for such services.

/2/ Mr. Orr resigned as Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.

/3/ Mr. Powers was appointed a Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. II on January 1, 2002.


Board Members and Officers

Information pertaining to the directors and officers of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Independent Board Members." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Board Members." Scott Powers is considered an "Interested Board Member" because (1) he serves as an officer of the Company and (2) is an employee of Old Mutual (US) Holdings Inc., the parent of several advisers in the UAM Funds Complex. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, LLC, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                      Number of
                                           Term of                                                   Portfolios
                                          Office and                                                 in UAM Funds        Other
                          Position(s)     Length of                                                    Complex       Directorships
     Name, Address,        Held with        Time               Principal Occupation(s)               Overseen by    Held by Board
     Date of Birth/1/     the Company      Served/2/             During Past 5 Years                Board Member/3/     Member/4/
------------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT
     BOARD MEMBERS

  John T. Bennett, Jr.     Director         1/89       Mr. Bennett is President of Squam Investment         27            None
  1/26/29                                              Management Company, Inc. and Great Island
                                                       Investment Company, Inc. (investment
                                                       management). From 1988 to 1993, Mr. Bennett
                                                       was President of Bennett Management Company.

  Nancy J. Dunn            Director        6/20/97     Ms. Dunn has been Financial Officer of World         27            None
  8/14/51                                              Wildlife Fund (nonprofit) since January
                                                       1999.  From 1991 to 1999, Ms. Dunn was Vice
                                                       President for Finance and Administration and
                                                       Treasurer of Radcliffe College (education).

  William A. Humenuk       Director         1/89       Mr. Humenuk has been Senior Vice President           27            None
  4/21/42                                              Administration, General Counsel and
                                                       Secretary of Lone Star Industries Inc.
                                                       (cement and ready-mix concrete) since March
                                                       2000.  From June 1998 to March 2000 he was
                                                       Executive Vice President and Chief
                                                       Administrative Officer of Philip Services
                                                       Corp. (ferrous scrap processing, brokerage
                                                       and industrial outsourcing services).  Mr.
                                                       Humenuk was a Partner in the Philadelphia
                                                       office of the law firm Dechert Price &
                                                       Rhoads from July 1976 to June 1998.  He was
                                                       also formerly a Director of Hofler Corp.
                                                       (manufacturer of gear grinding machines).


                                                                                                      Number of
                                           Term of                                                   Portfolios
                                          Office and                                                 in UAM Funds        Other
                          Position(s)     Length of                                                    Complex       Directorships
     Name, Address,        Held with        Time               Principal Occupation(s)               Overseen by    Held by Board
     Date of Birth/1/     the Company      Served/2/             During Past 5 Years                Board Member/3/     Member/4/
------------------------------------------------------------------------------------------------------------------------------------


  Philip D. English        Director         10/88      Mr. English is President and Chief Executive         27            None
  8/5/48                                               Officer of Broventure Company, Inc.,
                                                       a company engaged in the investment
                                                       management business. He is also Chairman
                                                       of the Board of Chektec Corporation
                                                       (drugs) and Cyber Scientific, Inc.
                                                       (computer mouse company).

  INTERESTED
    BOARD MEMBER

    Scott F. Powers      Director,           1/01/02     Mr. Powers has been Chief Executive Officer        27            None
    8/1/59               Chairman of the                 of Old Mutual (US) Holdings Inc. (financial
                         Board and                       services) and Old Mutual Asset Managers (US)
                         President                       (financial services) since September 2001.
                                                         From 1998 to September 2001 he was
                                                         Executive Vice President of Sales
                                                         and Marketing and Product Development
                                                         at Mellon Institutional Asset
                                                         Management (financial services). Mr. Powers
                                                         was Chief Operating Officer and head of
                                                         marketing and client services at Boston
                                                         Company Asset Management (financial
                                                         services) from 1996 to 1998.

    OFFICERS

    Linda T. Gibson      Vice President        6/27/00   General Counsel and Senior Vice President of        N/A         N/A
    One International    and Secretary                   Old Mutual (US) Holdings Inc. (financial
    Place                                                services); President of UAM Investment
    Boston, MA 02110                                     Services, Inc. (financial services), UAM
    7/31/65                                              Fund Services, Inc. (financial services) and
                                                         UAM Fund Distributors, Inc. (broker-dealer)
                                                         since April 2000; President and Director of
                                                         UAM Trust Company (trust company) since
                                                         April 2001 to October 2001; Director of UAM

                                                                                                         Number of
                                           Term of                                                      Portfolios
                                          Office and                                                    in UAM Funds        Other
                          Position(s)     Length of                                                      Complex       Directorships
     Name, Address,        Held with        Time             Principal Occupation(s)                    Overseen by    Held by Board
     Date of Birth/1/     the Company      Served/2/           During Past 5 Years                     Board Member/3/     Member/4/
------------------------------------------------------------------------------------------------------------------------------------


                                                         Funds plc (UCITS fund) since April 2001;
                                                         various director and officer positions
                                                         with subsidiaries of Old Mutual (US)
                                                         Holdings Inc. and investment products
                                                         managed by such subsidiaries; Senior Vice
                                                         President and Secretary of Signature
                                                         Financial Group, Inc. (financial services)
                                                         and affiliated broker-dealers from 1991
                                                         to 2000; Director and Secretary of
                                                         Signature Financial Group Europe, Ltd.
                                                         (financial services) from 1995 to 2000;
                                                         Secretary of the Citigroup Family of
                                                         Mutual Funds (mutual funds) from 1996
                                                         to 2000; Secretary of the 59 Wall Street
                                                         Family of Mutual Funds (mutual funds) from
                                                         1996 to 2000.

    Sherry Kajdan        Vice President        3/15/01   Vice President and Assistant Secretary of            N/A              N/A
    Vetterlein           and Assistant                   SEI Investments Mutual Funds Services  since
    One Freedom Valley   Secretary                       January 2001.  Shareholder/Partner, Buchanan
    Drive                                                Ingersoll Professional Corporation (law
    Oaks, PA  19456                                      firm) (1992-2000).
    6/22/62

    Christopher T. Salfi   Treasurer           3/15/01   Director, Fund Accounting, SEI Investments           N/A              N/A
    530 East Swedesford                                  Mutual Funds Services since January 1998;
    Road                                                 prior to his current position, served most
    Wayne, PA  19087                                     recently as Fund Accounting Manager of SEI
    11/28/63                                             to 1998; Investment Accounting Manager at
                                                         PFPC Inc. (mutual fund services) from 1993
                                                         to 1994; FPS Services, Inc. (mutual fund
                                                         services) from 1986 to 1993.

    Molly S. Mugler      Assistant             3/15/01   Vice President and Assistant General Counsel         N/A              N/A
    One International    Secretary                       of Old Mutual (US) Holdings Inc. (financial
    Place                                                services) since January 2001; various
    Boston, MA  02110                                    officer positions with
    10/16/51

                                                                                                         Number of
                                           Term of                                                      Portfolios
                                          Office and                                                    in UAM Funds        Other
                          Position(s)     Length of                                                       Complex      Directorships
     Name, Address,        Held with        Time             Principal Occupation(s)                    Overseen by    Held by Board
     Date of Birth/1/     the Company      Served/2/           During Past 5 Years                     Board Member/3/     Member/4/
------------------------------------------------------------------------------------------------------------------------------------

                                                         subsidiaries of Old Mutual (US)
                                                         Holdings Inc. and investment products
                                                         managed by such subsidiaries since
                                                         January 2001; Secretary of Signature
                                                         Financial Group, Inc. (financial services)
                                                         and subsidiaries (including affiliated
                                                         broker-dealers) and investment products
                                                         serviced by such subsidiaries until 2001;
                                                         President of SFG Global Investments, Inc.
                                                         (commodity pool operator) until 2001.

    Suzan M. Barron      Assistant             6/29/01   Director and Senior Legal Counsel of Old             N/A              N/A
    One International    Secretary                       Mutual (US) Holdings Inc. (financial
    Place                                                services) since July 2001; Vice President
    Boston, MA 02110                                     and Counsel of Liberty Financial Companies,
    9/5/64                                               Inc. (financial services) from 1998 to 2001;
                                                         Assistant Secretary to Liberty Funds
                                                         Group (mutual funds) from 1998 to 2001;
                                                         Counsel of Manufacturers Life
                                                         Insurance Company from 1997 to 1998;
                                                         Vice President and Counsel of Citizens
                                                         Advisors, Inc. (mutual funds) from
                                                         1996 to 1997.

----------------
/1/ Each Board Member may be contacted by writing to the Board Member c/o UAM Funds, Inc., One International Place, Boston Massachusetts 02110, Attn: Linda T. Gibson, Secretary.

/2/ Each Board Member holds office for an indefinite term until the earliest of: (a) the election of his successor or (b) the date a Board Member dies, resigns or is removed by the Board in accordance with the Company's by-laws. Each officer holds office for a one-year term until: (a) his/her reappointment by the Board; (b) his/her successor is chosen and qualifies; or (c) he/she dies, resigns or is removed by the Board in accordance with the Company's by-laws.

/3/ The "UAM Funds Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. II and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. As of February 1, 2002, each Board Member oversaw 27 portfolios in the UAM Funds Complex. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. II. In addition to the Company, each officer also serves as an officer of UAM Funds Trust and UAM Funds, Inc. II.

/4/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

Ownership of Fund Shares

     The following table shows the dollar range of shares beneficially owned by each Board Members in the Funds and other portfolios of the Company, UAM Funds Trust and UAM Funds, Inc. II.

INDEPENDENT BOARD MEMBERS

--------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate Dollar Range of
                                                                                    Equity Securities in All
                                             Dollar Range of                  Portfolios in the UAM Funds Complex/2/
Name of Board Member                 Equity Securities in the Funds/1/              Overseen by Board Member
--------------------------------------------------------------------------------------------------------------------

John T. Bennett, Jr.                               None                                       None
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn                                      None                                       None
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
William A. Humenuk                                 None                                       None
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Philip D. English                                  None                                 $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------

         INTERESTED BOARD MEMBER

--------------------------------------------------------------------------------------------------------------------
                                                                                     Aggregate Dollar Range of
                                                                                     Equity Securities in All
                                              Dollar Range of                    Portfolios in UAM Funds Complex/2/
Name of Board Member                  Equity Securities in the Funds/1/                Overseen by Board Member
--------------------------------------------------------------------------------------------------------------------
Scott F. Powers                                     None                                       None
--------------------------------------------------------------------------------------------------------------------

------------
/1/ Includes the value of shares beneficially owned by each Board Member in each Fund as of December 31, 2001.

/2/ Includes the Company, UAM Funds Trust and UAM Funds, Inc. II. As of
    December 31, 2001, there were 31 portfolios in the UAM Funds Complex overseen by each Board Member.

Standing Board Committees

     The Board has established two committees, i.e., Audit and Fund Governance Committees.

     The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee consists of all Independent Board Members. The Audit Committee met twice during the fiscal year ended October 31, 2001.

     The Fund Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Board Members. The Committee also periodically reviews Board governance procedures, Board composition and Board compensation and is responsible for monitoring legal counsel employed by the Company. The Fund Governance Committee consists of all Independent Board Members. There was one meeting of the Fund Governance Committee during the fiscal year ended October 31, 2001. Shareholders who desire to recommend nominees to serve as Board Members should submit the names of such nominees to the Governance Committee in care of the Company's Secretary.


PRINCIPAL SHAREHOLDERS


     As of February 1, 2002, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:


     Name and Address of Shareholder                   Percentage of Shares Owned         Fund               Class
     ------------------------------------------------ ----------------------------- ------------------ -------------------
     New York Life Trust Company                                 9.94%                 TS&W Equity       Institutional
     51 Madison Ave, RM 117A                                                            Portfolio         Class Shares
     New York,  NY  10010-1603
     ------------------------------------------------ ----------------------------- ------------------ -------------------
     Charles Schwab & Co., Inc.                                 13.72%                TS&W Equity       Institutional
     Reinvest Account                                                                   Portfolio         Class Shares
     Attn: Mutual Funds
     101 Montgomery Street
     San Francisco, CA  94104-4122
     ------------------------------------------------ ----------------------------- ------------------ -------------------
     Lewis Gale Clinic, Inc.                                     6.01%                 TS&W Equity       Institutional
     c/o Gil Coblintz                                                                   Portfolio         Class Shares
     1802 Braeburn Drive
     Salem, VA 24153-7399
     ------------------------------------------------ ----------------------------- ------------------ -------------------
     Charles Schwab & Co., Inc.                                  21.44%                TS&W Fixed        Institutional
     Reinvest Account                                                               Income Portfolio      Class Shares
     Attn:  Mutual Funds
     101 Montgomery Street
     San Francisco,  Ca  94104-4122
     ------------------------------------------------ ----------------------------- ------------------ -------------------
     Lewis Gale Clinic, Inc.                                     6.73%                 TS&W Fixed        Institutional
     c/o Gil Coblentz                                                               Income Portfolio      Class Shares
     1802 Braeburn Drive
     Salem,  VA 24153-7399
     ------------------------------------------------ ----------------------------- ------------------ -------------------
     American Safety Razor Company                               7.54%                   TS & W          Institutional
     Attn: Mutual Funds                                                               International          Class
     Razor Blade Lane                                                               Equity Portfolio         Shares
     Verona, VA  24402
     ------------------------------------------------ ----------------------------- ------------------ -------------------
     Charles Schwab & Co Inc.                                    8.51%                   TS & W          Institutional
     Reinvest Account                                                                 International          Class
     Attn:  Mutual Funds                                                            Equity Portfolio         Shares
     101 Montgomery Street
     San Francisco, CA  94104-4122
     ------------------------------------------------ ----------------------------- ------------------ -------------------

     Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2002, the directors and officers of the Company owned less than 1% of the outstanding shares of the Funds.*


     * This amount does not include securities held of record by Molly S. Mugler as trustee of certain 401(k) plan of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

--------------------------------------------------------------------------------


     Thompson, Siegel & Walmsley, Inc., a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, is the investment adviser to the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. The Adviser, a subsidiary of Old Mutual
     (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970.

     Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc. purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 32 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc., a financial services company based in the United Kingdom.


Portfolio Management


     Equity, Fixed Income and International Equity Portfolios

     Investment committees are primarily responsible for the day-to-day management of the Equity, Fixed Income and International Equity Portfolios. Listed below are the investment professionals of the Adviser that comprise those committees and a description of their business experience during the past five years.


     Name & Title                 Experience
     ---------------------------------------------------------------------------------------------------------------------
     John T. Siegel, CFA          Princeton University, B.A., 1961; United States Navy, Officer, 1961-1965; University of
     Managing Director            Virginia Graduate School of Business Administration, M.B.A., 1967; Chartered Financial
                                  Analyst; Chartered Investment Counsel; Co-founder of Thompson, Siegel & Walmsley, Inc.
                                  in 1969.
     ---------------------------------------------------------------------------------------------------------------------
     Matthew G. Thompson, CFA     Washington & Lee University, B.S. Commerce, 1964; University of Virginia Graduate
     Managing Director            School of Business Administration, M.B.A., 1966; Chartered Financial Analyst; Chartered
                                  Investment Counsel: Co-founder of Thompson, Siegel, & Walmsley, Inc. in 1969.
     ---------------------------------------------------------------------------------------------------------------------
     Horace P. Whitworth, II,     University of Virginia, B.S. Commerce, 1978; Chartered Financial Analyst; Chartered
     CFA, CPA                     Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1986-Present.
     Senior Vice President
     ---------------------------------------------------------------------------------------------------------------------
     Charles A. Gomer, III        University of North Carolina, Chapel Hill, A.B., 1971; University of Richmond, M.S.,
     Vice President               1978; Thompson, Siegel & Walmsley, Inc., 1991-Present.
     ---------------------------------------------------------------------------------------------------------------------
     G.D. Rothenberg, CFA         University of Virginia, B.A., 1975; UCLA Graduate School of Management, M.B.A., 1979;
     Vice President               Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel, &
                                  Walmsley, Inc., 1992-Present. Before joining the adviser in 1992, Mr. Rothenberg was involved in international investment management at Scudder, Stevens & Clark, Inc.

     ---------------------------------------------------------------------------------------------------------------------
     Elizabeth  Cabell Jennings,  The College of William and Mary, B.A. Economics, 1985; Chartered Financial Analyst;
     CFA                          Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1986-Present.
     Vice President
     ---------------------------------------------------------------------------------------------------------------------

     Name & Title                 Experience
     ---------------------------------------------------------------------------------------------------------------------

     Tom Thompson                 Dartmouth College, A.B., 1975; The Amos Tuck School, Dartmouth College, M.B.A., 1979;
     Vice President               First Union Securities, Inc., Managing Director and Senior Equity Research Analyst,
                                  1996-2000; Thompson, Siegel & Walmsley, Inc., January 2001-Present, Director of
                                  Research September 2001-Present.


     Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreements. The Company has filed the Investment Advisory Agreements with the SEC as part of its registration statement on Form N-1A.


     Service Performed by Adviser


  The Adviser:


     .    Manages the investment and reinvestment of the Funds' assets;

     . Continuously reviews, supervises and administers the investment program of the Funds; and

     . Determines what portion of the Funds' assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability


     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties under an Investment Advisory Agreement, (2) reckless disregard by the Adviser of its obligations and duties under an Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under an Investment Advisory Agreement.

     Continuing an Investment Advisory Agreement

     An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by:


     . (1) majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . (2) majority of the Board Members or by a majority of the shareholders of a Fund.


     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of a Fund's shareholders vote to do so or a majority of Board Members vote to do so; and


     .    It gives the Adviser 60 days' written notice.

     The Adviser may terminate an Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.


     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees


     For its services, the Equity Portfolio, International Equity Portfolio and Fixed Income Portfolio pay the Advisor a fee calculated at an annual rate of 0.75%, 1.00%, and 0.45% of their average net assets, respectively. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Funds paid the following in management fees to the
     Adviser:

                                                   Investment Advisory Fees Paid
     ---------------------------------------------------------------------------
     Equity Portfolio
     ---------------------------------------------------------------------------
          2001                                                     $486,634
     ---------------------------------------------------------------------------
          2000                                                     $610,147
     ---------------------------------------------------------------------------
          1999                                                     $682,600
     ---------------------------------------------------------------------------
     International Equity Portfolio
          2001                                                     $988,672
     ---------------------------------------------------------------------------
          2000                                                    $1,322,231
     ---------------------------------------------------------------------------
          1999                                                    $1,145,893
     ---------------------------------------------------------------------------
     Fixed Income Portfolio
     ---------------------------------------------------------------------------
          2001                                                     $225,922
     ---------------------------------------------------------------------------
          2000                                                     $264,941
     ---------------------------------------------------------------------------
          1999                                                     $312,298
     ---------------------------------------------------------------------------

Annual Board Approval of Investment Advisory Agreements

     At a meeting held on September 7, 2001, the Board of the Company, including the Independent Board Members, approved the continuation of the investment advisory agreements with the Adviser with respect to each Fund for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to the Funds and the Adviser's experience and qualifications. Among other items, the directors also reviewed and considered: (1) a summary report by the Adviser reviewing economic and market conditions and portfolio performance; (2) soft dollar and brokerage commission reports; (3) a report on advisory fees which included information on gross and net total advisory fees; (4) reports comparing the advisory fees, total expense ratios, administrative expenses, total net assets, and cumulative and annualized total returns of each Fund to comparable data from Lipper Analytical Services; and (5) the Adviser's current Form ADV.

     The Board requested and was provided information it considered necessary to evaluate the Adviser and the investment advisory agreements. Based on the information presented, the Board concluded that the Adviser was qualified to manage the Funds and provided the services required by the Funds under the investment advisory agreements. The Board also considered the expenses incurred by the Adviser in the performance of such services and whether the compensation paid to the Adviser was fair and equitable. In its reasonable business judgement, the Board unanimously concluded that it was in the best interests of each Fund to continue its investment advisory agreement with the Adviser.


DISTRIBUTOR

--------------------------------------------------------------------------------

     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund's offer their shares continuously. While FDI will use its best efforts to sell shares of a Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts, 02109.



SHAREHOLDER SERVICING ARRANGEMENTS

--------------------------------------------------------------------------------

     Old Mutual (US) Holdings Inc. and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate its affiliated companies for referring shareholders to the Funds.


ADMINISTRATIVE SERVICES

--------------------------------------------------------------------------------

Administrator


     The Company and SEI Investments Mutual Funds Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it or its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the Funds paid the following in administration and sub-administrations fees.

     Equity Portfolio

            Fiscal Year Ended            Total Administrative Fee*
     -----------------------------------------------------------------
          2001                                   $129,986
     =================================================================
          2000                                   $171,923
     -----------------------------------------------------------------
          1999                                   $190,611
     -----------------------------------------------------------------


     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $63,473, $171,923 and $190,611, respectively.

     International Equity Portfolio

          Fiscal Year Ended            Total Administrative Fee*
     -----------------------------------------------------------------
          2001                                   $171,076
     =================================================================
          2000                                   $226,179
     -----------------------------------------------------------------
          1999                                   $223,580
     -----------------------------------------------------------------

     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $88,721, $226,179 and $223,580, respectively.

     Fixed Income Portfolio

          Fiscal Year Ended            Total Administrative Fee*
     -----------------------------------------------------------------
          2001                                   $104,190
     =================================================================
          2000                                   $133,879
     -----------------------------------------------------------------
          1999                                   $146,850
     -----------------------------------------------------------------

     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $88,721, $133,879 and $146,850, respectively.

     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator, SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds, including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and Turner Funds.

     PBHG Shareholder Services Center, Inc. ("PBHGSSC") provides services as a shareholder servicing agent for each Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays PBHGSSC monthly fees calculated at the annual rate set forth below:

     .    $7,500 for the first operational class of a Fund; plus

     .    $2,500 for each additional operational class of a Fund.


TRANSFER AGENT

--------------------------------------------------------------------------------
     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11th Street, Fifth Floor, Kansas City, MO 64105, serves as transfer agent to the Company.



CUSTODIAN

--------------------------------------------------------------------------------

     J.P. Morgan Chase & Co., 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Funds' assets pursuant to the terms of a custodian agreement with the Company.


INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountant for the Company.


CODE OF ETHICS

--------------------------------------------------------------------------------

     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund. These codes of ethics are on public file with, and available from, the SEC.


BROKERAGE ALLOCATION AND OTHER PRACTICES

Selection of Brokers

--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Investment Advisory Agreement also directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. The Adviser may select brokers based on research, statistical and pricing services they provide to the Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the Adviser is required to perform under the Investment Advisory Agreement. In so doing, the Funds may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Ordinarily, however, the adviser will seek the same commission rate structure from all brokers or dealers on all similar transactions regardless of research or other services provided to the adviser. Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.

     During the Equity Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $57,574,740, the total amount of transactions effected through brokers providing research services was $57,574,740 and the brokerage commissions paid to brokers providing research services was $107,352.

     During the International Equity's Fund most recent fiscal year, the total amount of securities transactions for the Fund was $50,250,606, the total amount of transactions effected through brokers providing research services was $50,250,606 and the brokerage commissions paid to brokers providing research services was $138,408.

     During the Fixed Income Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $42,459,008, the total amount of transactions effected through brokers providing research services was $42,459,008 and the brokerage commissions paid to brokers providing research services was $13,953.

     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.

     A Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, a Fund's investment adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO. SIDCO has established clearing relationships with a variety of domestic and international brokers. When Fund brokerage is directed to SIDCO, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Where a Fund is operating under a voluntary expense limitation, the payment of Fund expenses with directed brokerage credits may not reduce Fund expenses below the level of such limitation but the Adviser may benefit through a reduction in the amount of fees being waived or reimbursed to the Fund by the Adviser. For its most recent fiscal year, each Fund did not direct any brokerage through SIDCO's designated brokers.

     At October 31, 2001, the Equity Portfolio held $1,548,427 of Merrill Lynch. The International Equity Portfolio and Fixed Income Portfolio did not hold any securities of their regular brokers and dealers as these terms are defined in the 1940 Act.


SIMULTANEOUS TRANSACTIONS

--------------------------------------------------------------------------------

     The Adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the Adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The Adviser strives to allocate such transactions among its clients, including the Funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser are subject to review by the Company's Bond.


BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------

     Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

For the last three fiscal years, the Funds paid the following in brokerage commissions:




     Fund                                           Brokerage Commissions
     ----                                           ---------------------
Equity Portfolio
     2001                                                    $96,449
     2000                                                   $117,179
     1999                                                   $106,846
International Equity Portfolio
     2001                                                   $127,231
     2000                                                   $203,170
     1999                                                   $203,738
Fixed Income Portfolio
     2001                                                      $0
     2000                                                      $0
     1999                                                      $0


CAPITAL STOCK AND OTHER SECURITIES

The Company


The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's address is One Freedom Valley Drive, Oaks, PA 19456, however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. Each Fund is diversified which means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities).


Description Of Shares And Voting Rights

The Company's Articles of Incorporation, as amended, permit its Board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.


Description of Shares

When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board Members can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.


If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. A majority of the Board may authorize the liquidation of any Fund or class thereof.


The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

Class Differences

The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, may offer Advisor Shares. The three classes represent interests in the same assets of a Fund and, except as discussed below are identical in all respects.


..    Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

..    Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

..    Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

..    Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

..    Net income;

..    Dividends; and

..    NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

There are three ways for shareholders to receive dividends and capital gains:

..    Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

..    Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

..    Income dividends and capital gains distributions are paid in cash.


Unless the shareholder elects otherwise in writing, a Fund will automatically reinvest all dividends and distributions in additional shares of a Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Funds at least three days before the record date for income dividend or capital gain distribution.


Each Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.



FEDERAL TAXES
-------------------------------------------------------------------------------


A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, a Fund could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.


At October 31, 2001, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio had available capital loss carryovers for Federal income tax purposes of approximately $42,993, expiring October 31, 2008, and $250,200 expiring October 31, 2009, respectively.


PURCHASE, REDEMPTION AND PRICING OF SHARES

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

The purchase and redemption price of the shares of a Fund is equal to its NAV of the Fund. Each Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

..    Liabilities include accrued expenses and dividends payable; and

..    Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How a Fund Values its Assets

Equity Securities

Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

Debt Securities

Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

Other Assets

The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to a Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

Shareholders can buy full and fractional (calculated to three decimal places) shares of the Funds. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Funds' shares.

In-Kind Purchases


At its discretion, the Company may permit investors to purchase shares of the Funds with securities, instead of cash. If the Company allows an investor to make an in-kind purchase, it will value such securities according to the policies described under "How a Fund Values it Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Funds at the NAV of the Fund determined as of the same time.


The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

..    The securities are eligible investments for the Funds;

..    The securities have readily available market quotations;

..    The shareholder represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;


..    All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Funds and are delivered to the Funds by the investor upon receipt from the issuer; and

..    Immediately after the transaction is complete, the value of all securities of the same issuer held by the Funds cannot exceed 5% of the net assets of the Funds. This condition does not apply to U.S. government securities.

Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Funds' investments.

By Mail

Requests to redeem shares must include:

..    Share certificates, if issued;

..    A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

..    Any required signature guarantees (see "Signature Guarantees"); and

..    Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

Shareholders may not do the following by telephone:

..    Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

..    Redeem shares represented by a certificate.


The Company and PBHGSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or PBHGSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or the PBHGSSC does not employ the procedures described above. Neither the Company nor the PBHGSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

The Company requires signature guarantees for certain types of documents, including:

..    Written requests for redemption;

..    Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

..    On all stock certificates tendered for redemption.

The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

A Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

The Company may suspend redemption privileges or postpone the date of payment:

..    when the NYSE and custodian bank are closed;

..    when trading on the NYSE is restricted;

..    during any period when an emergency exists as defined by the rules of the
     SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

..    for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------
Shareholders may transfer shares of the Funds to another person by making a written request to the Funds. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

PERFORMANCE CALCULATIONS


A Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. A Fund calculates its current yield and average annual total return information according to the methods required by the SEC.


TOTAL RETURN
--------------------------------------------------------------------------------
Total return is the change in value of an investment in the Funds over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.


A Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis.

Each Fund calculates "average annual returns (before taxes)" according to the following formula:


     P (1 + T)/n/ = ERV

     Where:

     P = a hypothetical initial payment of $1,000

     T = average annual total return

     n = number of years

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Set forth in the table below are the Funds' average annual returns for the one-year period and the five-year period ended October 31, 2001 and the shorter of the ten-year period ended October 31, 2001 or the period from a Fund's inception date through October 31, 2001.


                                                                  Shorter of 10 Years         30-Day
                                    One Year       Five Years      or Since Inception         Yield         Inception Date
                                    --------       ----------     --------------------       -------        ---------------

     Equity Portfolio                 (8.79)%          8.00%               9.84%                0.39%             7/17/92
     International Equity Portfolio   (29.81)%         2.20%               5.93%                0.00%            12/18/92
     Fixed Income Portfolio            13.21%          7.08%               6.52%                4.31%             7/17/92



     The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund is contained in the Prospectus.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

YIELD
--------------------------------------------------------------------------------
Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.


The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.


Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a = dividends and interest earned during the period

     b = expenses accrued for the period (net of reimbursements)


     c = the average daily number of shares outstanding during the period that were entitled to receive dividends


     d = the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------
A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.



To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.


In assessing such comparisons of performance, a shareholder should keep in mind:

..    that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

..    that the indices and averages are generally unmanaged;

..    that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

..    that shareholders cannot invest directly in such indices or averages.

In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

FINANCIAL STATEMENTS


The following documents are included in the Funds' October 31, 2001 Annual
Report:

..    Financial statements for the fiscal year ended October 31, 2001.


..    Financial highlights for the respective periods presented.

..    The report of PricewaterhouseCoopers LLP.


Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Funds' Annual Report are incorporated by reference herein. Shareholders may get copies of the Funds' Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.


GLOSSARY

All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Funds.

1933 Act means the Securities Act of 1933, as amended.

1934 Act means the Securities Exchange Act of 1934, as amended.

1940 Act means the Investment Company Act of 1940, as amended.


Adviser means Thompson, Siegel & Welmsley, Inc., the investment adviser of the Funds.

Board Member refers to a single member of the Company's Board.

Board refers to the Company's Board of Directors as a group.

Company refers to UAM Funds, Inc.

FDI is Funds Distributor, Inc., the Company's distributor.

Fund refers to a single series of the Company, while Funds refer to all of the series of the Company. The Funds in this Statement of Additional Information are the TS&W Equity Portfolio, TS&W International Equity Portfolio and TS&W Fixed Income Portfolio.


Independent Board Member refers to Board Members that are not Interested Board Members.


Interested Board Member refers to an "interested person" (as defined by the 1940
Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.


NAV is the net asset value per share of a Fund.

NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."


Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

PBHGSSC is PBHG Shareholder Servicing Center, Inc. the Company's shareholder-servicing agent.


SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.


SEI is SEI Investments Mutual Funds Services, the Company's administrator.

UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Long-Term Credit Ratings

The following summarizes the ratings used by Moody's for long-term debt:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Credit Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               .    Leading market positions in well-established industries.

               .    High rates of return on funds employed.

               . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Notes to Short-Term and Long-Term Credit Ratings

          Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

     Municipal Note Ratings

          In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

          "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

About Credit Ratings

          Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Credit Ratings

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

A-1 A short-term obligation rated "A-1" is rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Notes to Short-Term and Long-Term Credit Ratings

     CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

     . Positive means that a rating may be raised.
     . Negative means that a rating may be lowered.
     . Stable means that a rating is not likely to change.
     . Developing means a rating may be raised or lowered.
     . N.M. means not meaningful.

Municipal Note Ratings

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

About Credit Ratings

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

FITCH RATINGS
--------------------------------------------------------------------------------

Long-Term Credit  Ratings

      The following summarizes long-term ratings used by Fitch:

      Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, High default risk. Default is a real possibility. Capacity for meeting CC,C financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicates that default of some kind appears probable, and "C" ratings signal imminent default.

DDD, Default. The ratings of obligations in these categories are based on DD,D their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of

     50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) or minus (-): may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

     Short-Term Credit Ratings

          Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

Plus (+) or minus (-) may be appended to a rating other than "F1" to denote relative status within major ratings categories.

     Notes to Short-Term and Long-Term Credit Ratings

          Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

          Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

          Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

          Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


COMPARATIVE BENCHMARKS

CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.



Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.


Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.



IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

Lehman Brothers Indices
-----------------------


Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.



Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.


Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.


Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.



Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $150 million.


Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Lipper, Inc./Lipper Indices/Lipper Averages
-------------------------------------------


The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.


In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the fund in equities. (Equity category)

Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

Lipper Equity Small Cap Fund Index - an unmanaged index of funds that by prospectus or fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)


Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

Lipper Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.



Merrill Lynch Corporate/Government Master Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates. Corporates are investment grade only (BBB or higher).


Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

Russell U.S. Equity Indexes:
---------------------------

Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.


Russell Midcap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.


Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.


Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.


Standard & Poor's U.S. Indices:
------------------------------

In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.


S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 Indices, representing 87% of the total U.S. equity market capitalization.


S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index into two groups according to price-to-book ratio. The Value Index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.

S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate fund. The Index covers over 80% of the securitized U.S. real estate market.


S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

Standard & Poor's CANADA Indices:
--------------------------------

S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

Standard & Poor's Global Indices:
--------------------------------

S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.


Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks of the Bond Market Index (less than $1 billion market capitalization as of the annual reconstitution) including, both developed and emerging markets, but excluding the U.S.


Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

Target Large Company Value Index - is a focused measurement of the large value sector of the market. The Index is comprised of large companies that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. A high quality profile is required, eliminating companies that are undergoing adverse financial pressures. Companies that do not fall clearly into the defined value category are eliminated.


U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.


Value Line Composite Index -- composed of over 1,700 stocks in the Value Line Investment Survey.

Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

Wilshire REIT Index - measures U.S. publicly traded real estate investment trusts. This Index is a subject of the Real Estate Securities Index. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.

Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                     PART C
                                UAM FUNDS, INC.
                               OTHER INFORMATION

ITEM 23. EXHIBITS
Exhibits previously filed by the Registrant are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used:

 PEA# = Post-Effective Amendment (pertinent numbers for each PEA are included after "PEA", e.g., PEA #3 means the third PEA filed under the Securities Act of 1933.)

Exhibit No.          Description                                              Incorporated By Reference to
-----------          -----------                                              Location:
                                                                              ---------
A.1.                 Articles of Incorporation                                PEA #37

A.2.                 Amendment to Articles of Incorporation                   PEA #37

A.3.                 Articles Supplementary                                   PEA #37, PEA #41, PEA #42, PEA #44,
                                                                              PEA #45, PEA #47, PEA #49; PEA #52
A.4.                 Articles of  Amendment to Articles of Incorporation      Filed herewith
                     for Independence Small Cap Fund

A.5.                 Articles of Amendment to Articles of Incorporation       Filed herewith
                     for Sterling Partners' Portfolios

A.6.                 Articles Supplementary to Articles of Incorporation      Filed herewith
                     for Sterling Partners' Portfolios

A.7.                 Articles of Amendment to Articles of Incorporation       Filed herewith
                     for Dwight Portfolios

A.8.                 Articles of Amendment to Articles of Incorporation       Filed herewith
                     for C&B Balanced Portfolio

A.9.                 Articles Supplementary to Articles of Incorporation      Filed herewith
                     for C&B Balanced Portfolio

A.10.                Articles of Amendment to Articles of Incorporation       Filed herewith
                     for C&B Portfolios

A.11.                Articles Supplementary to Articles of Incorporation      Filed herewith
                     for C&B Portfolios

A.12.                Articles of Amendment to Articles of Incorporation       Filed herewith
                     for  NWQ Special Equity Portfolio

A.13.                Articles Supplementary to Articles of Incorporation      Filed herewith
                     for NWQ Special Equity Portfolio

A.14.                Articles of Amendment to Articles of Incorporation       Filed herewith
                     for McKee Domestic Equity Portfolio

A.15.                Articles Supplementary to Articles of Incorporation      Filed herewith
                     for McKee Domestic Equity Portfolio

B.1.                 By-Laws of UAM Funds, Inc.                               PEA #52

B.2.                 Amendment to the By-Laws of UAM Funds, Inc. dated        PEA #55
                     December 10, 1998

B.3.                 Amendment to the By-Laws of UAM Funds, Inc. dated        PEA #57
                     September 13, 2000

B.4.                 Amendment to the By-Laws of UAM Funds, Inc. dated        PEA #57
                     December 14, 2000

B.5.                 Amendment to the By-Laws of UAM Funds, Inc. dated        Filed herewith
                     March 11, 1999
C.                   Form of Specimen of Securities                           PEA #52

D.1.                 Investment Advisory Agreement for Acadian Emerging       PEA # 57
                     Markets Portfolio dated October 27, 2000

2.                   Investment Advisory Agreement for Dwight Money Market    Filed herewith
                     Portfolio dated April 9, 2001

3.                   Investment Advisory Agreement for Dwight Limited         Filed herewith
                     Maturity Bond Portfolio dated April 9, 2001

4.                   Investment Advisory Agreement for FMA Small Company      PEA #57
                     Portfolio dated November 17, 2000

5.                   Investment Advisory Agreement for ICM Small Company      Filed herewith
                     Portfolio dated January 25, 2002

6.                   Investment Advisory Agreement for Independence Small     Filed herewith
                     Cap Fund dated February 2, 2001

7.                   Interim Investment Advisory Agreement for McKee          Filed herewith
                     International Equity Portfolio dated January 9, 2002

8.                   Interim Investment Advisory Agreement for McKee Small    Filed herewith
                     Cap Equity Portfolio dated January 9, 2002

9.                   Investment Advisory Agreement for Rice, Hall James       PEA #57
                     Small Cap Portfolio dated October 27, 2000

10.                  Investment Advisory Agreement for Rice, Hall James       PEA #57
                     Small/Mid Cap Portfolio dated October 27, 2000

11.                  Investment Advisory Agreement for Sirach Bond            PEA #57
                     Portfolio dated October 27, 2000

12.                  Investment Advisory Agreement for                        PEA #57
                     Sirach Equity Portfolio dated October 27, 2000

13.                  Investment Advisory Agreement for                        PEA #57
                     Sirach Growth Portfolio dated October 27, 2000

14.                  Investment Advisory Agreement for                        PEA #57
                     Sirach Special Equity Portfolio dated
                     October 27, 2000

15.                  Investment Advisory Agreement for                        PEA #57
                     Sirach Strategic Balanced Portfolio dated
                     October 27, 2000

16.                  Investment Advisory Agreement for                        PEA #57
                     TS&W Equity Portfolio dated
                     October 27, 2000

17.                  Investment Advisory Agreement for                        PEA #57
                     TS&W Fixed Income Portfolio dated
                     October 27, 2000

18.                  Investment Advisory Agreement for                        PEA #57
                     TS&W International Equity Portfolio dated
                     October 27, 2000

E.1.                 Distribution Agreement between UAM Funds, Inc. and       Filed herewith
                     Funds Distributor, Inc. dated April 1, 2001

E.1.A.               Amendment to Distribution Agreement between UAM          Filed herewith
                     Funds, Inc. and Funds Distributor, Inc. dated June
                     15, 2001

2.                   Form of Selling Dealer Agreement -                       PEA #58
                     Institutional Class Shares

3.                   Form of Selling Dealer Agreement -                       PEA #58
                     Institutional Service Class Shares

4.                   Form of Broker Services Agreement -                      PEA #58
                     Institutional Class Shares

5.                   Form of Broker Services Agreement -                      PEA #58
                     Institutional Service Class Shares

F.                   Bonus and Profit Sharing Contracts                       Not Applicable

G.1.                 Global Custody Agreement                                 PEA #44

G.1.A.               Amendment to Global Custody Agreement dated May 31,      Filed herewith
                     2001

H.1.                 Fund Administration Agreement between UAM Funds, Inc.    Filed herewith
                     and SEI Investments Mutual Funds

                     Services dated April 1, 2001

H.2.                 Agency Agreement between UAM Funds, Inc. and DST         Filed herewith
                     Systems, Inc. dated May 29, 2001

H.3.                 Form of Shareholder Services Agreement between UAM       Filed herewith
                     Funds, Inc. and PBHG Shareholder Services Center, Inc.

I.                   Opinion of Drinker Biddle & Reath LLP                    Filed herewith

J.                   Consent of PricewaterhouseCoopers LLP                    Filed herewith

K.                   Omitted Financial Statements                             Not applicable

L.                   Purchase Agreement                                       PEA #52

M.1.                 Distribution Plan                                        Filed  herewith

2.                   Form of Selling Dealer Agreement                         PEA #52

3.                   Shareholder Services Plan                                Filed  herewith

4.                   Form of Service Agreement (12b-1 Plan)                   PEA #52

N.                   Amended and Restated Rule 18f-3 Multiple Class Plan      PEA #52

O.                   Power of Attorney dated April 30, 2001 for               Filed herewith
                     John T. Bennett, Jr.

                     Power of Attorney dated April 30, 2001 for               Filed herewith
                     Nancy J. Dunn

                     Power of Attorney dated April 30, 2001 for               Filed herewith
                     Philip D. English

                     Power of Attorney dated April 30, 2001 for               Filed herewith
                     William A. Humenuk

P.1.                 Code of Ethics of UAM Funds                              Filed herewith

P.2.                 Code of Ethics of  Funds Distributor, Inc.               Filed herewith
                     (distributor)

P.3.                 Code of Ethics of Acadian Asset Management (adviser)     PEA #58

P.4.                 Code of Ethics of Dwight Asset Management (adviser)      PEA #58

P.5.                 Code of Ethics of Fiduciary Management Associates,       PEA #58
                     Inc. (adviser)

P.6.                 Code of Ethics of Investment Counselors of Maryland,     PEA #58
                     LLC  (adviser)

P.7.                 Code of Ethics of Independence Investment, LLC and       PEA #58
                     subsidiaries (adviser)

P.8.                 Code of Ethics of C. S. McKee, L.P. (adviser)            PEA #58

P.9.                 Code of Ethics of Rice, Hall James & Associates          PEA #58
                     (adviser)

P.10.                Code of Ethics of Sirach Capital Management, Inc.        PEA #58
                     (adviser)

P.11.                Code of Ethics of Thompson, Siegel & Walmsley, Inc.      PEA #58
                     (adviser)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND Not applicable.

ITEM 25.  INDEMNIFICATION
Reference is made to Article NINTH of the Registrant's Articles of Incorporation, which was filed as Exhibit No. 1 to the Registrant's initial registration statement, and as Exhibit No., 1 to PEA # 37. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions for indemnification of SEI Investments Mutual Fund Services are contained in Section 5 of its Fund Administration Agreement with the Registrant.

Provisions for indemnification of the Registrant's investment advisers are contained in Section 7 of their respective Investment Advisory Agreements with the Registrant.

Provisions for indemnification of Registrant's custodian, J.P. Morgan Chase & Co., are contained in Section 12 of its Fund Global Custody Agreement with the Registrant.

Provisions for indemnification of Registrant's shareholder servicing agent, PBHG Shareholder Services Center, Inc. is contained in Section 11 of its Shareholder Services Agreement with the Registrant.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Reference is made to the caption "Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Adviser" in Part B of this Registration Statement. The information required by this Item 26 with respect to each director, officer, or partner of each other investment adviser of the Registrant is incorporated by reference to the Forms ADV filed by the investment advisers listed below with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended, under the file numbers indicated:

Each Investment Adviser, except Independence Investment, LLC, and C.S. McKee, L.P., is an affiliate of Old Mutual (US) Holdings Inc., a Delaware corporation owning firms engaged primarily in institutional investment management. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual, plc, a public limited company based in the United Kingdom. Independence Investment Associates, LLC is an affiliate of John Hancock Financial Services, Inc.

     .  Acadian Asset Management, Inc. (File No. 801-28078)
     .  Dwight Asset Management Company (File No. 801-45304)
     . Fiduciary Management Associates, Inc. (File No. 801-21271) . Independence Investment, LLC (File No. 801-18048)
     . Investment Counselors of Maryland, LLC (File No. 801-60824) . C.S. McKee, L.P. (File No. 801-60927)
     .  Rice, Hall, James & Associates (File No. 801-30441)
     .  Sirach Capital Management, Inc. (File No. 801-33477)
     .  Thompson, Siegel & Walmsley, Inc. (File No. 801-6273)

Item 27.    Principal Underwriters.

Item 27(a) Funds Distributor, Inc. ("FDI" or the "Distributor") acts as principal underwriter for the following investment companies:

Dresdner RCM Capital Funds, Inc.
Dresdner RCM Global Funds, Inc.
Dresdner RCM Investment Funds Inc.
GMO Trust
LaSalle Partners Funds, Inc.
LMCG Funds
Merrimac Series
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds I
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
National Investors Cash Management Fund, Inc.
Nomura Pacific Basin Fund, Inc.
The Saratoga Advantage Trust
Skyline Funds
St. Clair Funds, Inc.
TD Waterhouse Family of Funds, Inc.
TD Waterhouse Trust
UAM Funds, Inc.
UAM Funds, Inc. II
UAM Funds Trust

FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. FDI is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

Item 27(b)    Information about Directors and Officers of FDI is as follows:

Lynn J. Mangum                         Director
William J. Tomko                       President
Kevin J. Dell                          Secretary

Edward S. Forman                    Assistant Secretary
Dennis R. Sheehan                   Director/Treasurer
Donald W. Blodgett, Jr.             Financial Operations Officer
Charles L. Booth                    Vice President/
                                    Assistant Compliance Officer

Item 27(c)    Not applicable.



ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Administrator (SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, PA 19456), the Registrant's Shareholder Servicing Agent (PBHG Shareholder Services Center, Inc., 825 Duportail Road, Wayne, PA 19087), the Registrant's Transfer Agent (DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105), the Registrant's Custodian Bank (J.P. Morgan Chase & Co., 4 Chase MetroTech Center, Brooklyn, New York, 11245) and the Registrant's Counsel, (Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996).

ITEM 29.  MANAGEMENT SERVICES
Not Applicable.

ITEM 30.  UNDERTAKINGS
Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and State of Massachusetts on the 28th day of February, 2002.

                                         UAM FUNDS, INC.

                                          /s/ Scott Powers
                                         -----------------
                                         Scott Powers
                                         President

Pursuant to the requirements of the Securities Act, as amended, this Post Effective Amendment No. 59 to its Registration Statement has been signed below by the following persons in the capacities indicated on the date indicated.

Signature                          Title                          Date
---------                          -----                          ----

/s/ Scott Powers
----------------
Scott Powers                       Chairman and President    February 28, 2002


* /s/ John T. Bennett, Jr.
--------------------------
John T. Bennett, Jr.               Director                  February 28, 2002


*/s/ Nancy J. Dunn
------------------
Nancy J. Dunn                      Director                  February 28, 2002


*/s/ Philip D. English
----------------------
Philip D. English                  Director                  February 28, 2002


*/s/ William A. Humenuk
-----------------------
William A. Humenuk                 Director                  February 28, 2002



/s/ Christopher F. Salfi
------------------------
Christopher F. Salfi               Treasurer                 February 28, 2002

/s/ Linda T. Gibson
-------------------
Linda T. Gibson
(Attorney-in-Fact)

*Indicates signed by Attorney-in-Fact.

                                UAM FUNDS, INC.

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

A.4. Articles of Amendment to Articles of Incorporation for Independence Small Cap Fund

A.5. Articles of Amendment to Articles of Incorporation for Sterling Partners' Portfolios

A.6. Articles Supplementary to Articles of Incorporation for Sterling Partners' Portfolios

A.7.              Articles of Amendment to Articles of Incorporation for Dwight
                  Portfolios

A.8.              Articles of Amendment to Articles of Incorporation for C&B
                  Balanced Portfolio

A.9. Articles Supplementary to Articles of Incorporation for C&B Balanced Portfolio

A.10.             Articles of Amendment to Articles of Incorporation for C&B
                  Portfolios

A.11.             Articles Supplementary to Articles of Incorporation for C&B
                  Portfolios

A.12. Articles of Amendment to Articles of Incorporation for NWQ Special Equity Portfolio

A.13. Articles Supplementary to Articles of Incorporation for NWQ Special Equity Portfolio

A.14. Articles of Amendment to Articles of Incorporation for McKee Domestic Equity Portfolio

A.15. Articles Supplementary to Articles of Incorporation for McKee Domestic Equity Portfolio

B.5.              Amendment to the By-Laws of UAM Funds, Inc. dated March 11,
                  1999

D.2. Investment Advisory Agreement between Registrant and Dwight Asset Management Company dated April 9, 2001 regarding Dwight Money Market Portfolio

D.3. Investment Advisory Agreement between Registrant and Dwight Asset Management Company dated April 9, 2001 regarding Dwight Limited Maturity Bond Portfolio

D.5. Investment Advisory Agreement between Registrant and Investment Counselors of Maryland, LLC dated January 25, 2002 regarding ICM Small Company Portfolio

D.6. Investment Advisory Agreement between Registrant and Independence Investment Associates, Inc. dated February 2, 2001 regarding Independence Small Cap Fund

D.7. Interim Investment Advisory Agreement between Registrant and C.S. McKee, L.P. dated January 9, 2002 regarding McKee International Equity Portfolio

D.8. Interim Investment Advisory Agreement between Registrant and C.S. McKee, L.P. dated January 9, 2002 regarding McKee Small Cap Equity Portfolio

E.1. Distribution Agreement between Registrant and Funds Distributor, Inc. dated April 1, 2001

E.1.A. Amendment to Distribution Agreement between Registrant and Funds Distributor, Inc. dated June 15, 2001

G.1.A. Amendment to Global Custody Agreement between Registrant and The Chase Manhattan Bank dated May 31, 2001

H.1. Fund Administration Agreement between Registrant and SEI Investments Mutual Funds Services dated April 1, 2001

H.2.              Agency Agreement between Registrant and DST Systems, Inc.
                  dated May 29, 2001

H.3. Form of Shareholder Services Agreement between Registrant and PBHG Shareholder Services Center, Inc.

I.                Opinion of Drinker Biddle & Reath LLP

J.                Consent of PricewaterhouseCoopers LLP

M.1.              Distribution Plan for UAM Funds, Inc.

M.3.              Shareholder Services Plan for UAM Funds, Inc.

O.                Power of Attorney dated April 30, 2001 for John T. Bennett,
                  Jr.

                  Power of Attorney dated April 30, 2001 for Nancy J. Dunn

                  Power of Attorney dated April 30, 2001 for Philip D. English

                  Power of Attorney dated April 30, 2001 for William A. Humenuk

P.1.              Code of Ethics of UAM Funds

P.2.              Code of Ethics of Funds Distributor, Inc.